Exhibit 2.1

SALE AND PURCHASE AGREEMENT
dated as of April 29, 2010
between
Casino Magic Corp.
and
Casino Magic Management Services Corp.,
as the Sellers,
and
Casino Club S.A.
Da Silvano S.A.
Compañía Gerenciadora de Inversiones S.A.
and
Correon S.A.
as the Buyers

SALE AND PURCHASE AGREEMENT
This Sale and Purchase Agreement (the “Agreement”) dated as of April 29, 2010, is made and entered into,
BY AND BETWEEN:
Casino Magic Corp., a corporation duly organized and validly existing under the laws of the State of Minnesota, United States of America, with domicile in Minnesota , United States of America, and Casino Magic Management Services Corp., a corporation duly organized and validly existing under the laws of the State of Minnesota, United States of America, with domicile in Minnesota, United States, (hereinafter jointly referred to as the “Sellers”) and Casino Club S.A., a company duly organized and validly existing under the laws of the Republic of Argentina, with domicile in 25 de Mayo 859, City of Comodoro Rivadavia, Da Silvano S.A., a company duly organized and validly existing under the laws of the Republic of Argentina, with domicile in Reconquista 144, 11° Floor, City of Buenos Aires, Compañia Gerenciadora de Inversiones S.A. , a company duly organized and validly existing under the laws of the Republic of Argentina, with domicile in Reconquista 144, 11° Floor, City of Buenos Aires and Correon S.A., a company duly organized and validly existing under the laws of the Republic of Argentina, with domicile in Reconquista 144, 11° Floor, City of Buenos Aires, (hereinafter each one referred to as as a Buyer and collectively the “Buyers”).
The Sellers and the Buyers shall hereinafter be jointly referred to as the “Parties” and severally as a “Party”.
WHEREAS:
A.
The Sellers jointly own all of the issued and outstanding shares of Casino Magic Neuquén S.A. (hereinafter “Casino Magic” or the “Company”), a company duly organized and validly existing under the laws of Argentina, with domicile in Planas 4005, City of Neuquén, Province of Neuquén, Argentina.

B.
Casino Magic is the owner of a casino license under a Concession Agreement to operate the casinos in the cities of Neuquén, San Martin de los Andes, Junín de los Andes and Caviahue, all these cities located in the Province of Neuquén, Argentina.

C.	The Sellers are willing to sell to the Buyers on the terms and conditions set forth herein all of the Shares (as defined in Section 1.01 herein).

D.	The Buyers are willing to purchase from the Sellers, subject to the terms and conditions set forth herein, the Shares.
NOW THEREFORE, in consideration of the premises and mutual agreements and covenants set forth herein and other valuable and good consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

SECTION 1.01. Certain Defined Terms. Without prejudice to the other terms defined herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

•	“Accounting Referee” has the meaning ascribed in Section 2.04(d).

•	“Agreement” has the meaning ascribed in the introductory paragraph hereof.

•	“Argentina” means the Republic of Argentina.

•	“Argentine Pesos” or “A$” means the lawful currency of the Republic of Argentina for the cancellation of private and public debts.

•	“Base Balance Sheet” means the latest available quarter end balance sheet of the Company, prepared in accordance with GAAP.

•	“Buyer Indemnified Parties” has the meaning ascribed in Section 7.01.

•	“Buyers” has the meaning ascribed in the introductory paragraph hereof.

•
“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks located in the City of Buenos Aires, Argentina, and in the courts of the State of New York, United States of America are authorized to close.

•	“By-Laws” means the By-Laws of Casino Magic.

•	“Casino Magic” has the meaning ascribed in the introductory paragraph hereof.

•	“Closing” has the meaning ascribed in Section 4.01.

•	“Closing Balance Sheet” has the meaning ascribed in Section 2.04(a).

•	“Closing Statement” has the meaning ascribed in Section 2.04(a).

•	“Closing Working Capital” has the meaning ascribed in Section 2.04(a).

•	“Closing Working Capital Adjustment” has the meaning ascribed in Section 2.04(b).

•	“Closing Date” has the meaning ascribed in Section 4.01.

•	“Company” has the meaning ascribed in the introductory paragraph hereof.

•
“Concession Agreement” shall mean the concession agreement executed between the Province of Neuquén and Casino Magic for the exclusive operation of casinos in the cities of San Martin de los Andes, Neuquén and Junín de los Andes, approved by Decree No. 2414/94 regulated by the Bidding Terms, Decrees No.1693/94, No. 1833/94 and their amendments. The term also includes the concession agreement executed between the Province of Neuquén and Casino Magic for the exclusive operation of casinos in the cities of Caviahue and Copahue, approved by Decree No. 427/05.

•
“Contract” means any written agreement, arrangement, bond, commitment, contract, indenture, instrument, lease, license, warranty, mortgage, note, option, purchase or sale order, credit guaranties, subscription, undertaking, warrant or understanding of any nature whatsoever, whether together with the right to receive income in respect thereof.

•	“Current Assets” means, at any specific date, the assets of the Company that would be classified as current assets in accordance with GAAP and in a manner consistent with the Base Balance Sheet.
•
“Current Liabilities” means, at any specific date, all liabilities of the Company that would be classified as current liabilities in accordance with GAAP and in a manner consistent with the Base Balance Sheet.

•	“Disclosure Schedules” are the Annexes attached to this Agreement supplemented in accordance with Section 5.01(d).
•	“Dollars” or “US$” means the lawful currency of the United States of America.
•
“Encumbrances” means any mortgage, lien, security interest, security agreement, conditional sale or other title retention agreement, limitation, pledge, option, charge, assessment, restrictive agreement, restriction, encumbrance, adverse interest, restriction on transfer or any exception to or defect in title or other ownership interest (including reservations, rights of way, possibilities of revert, encroachments, easements, rights of entry, restrictive covenants, leases and licenses), except for (i) statutory liens for current Taxes not yet due or delinquent (or which may be paid without interest or penalties) or the validity or amount of which is being contested in good faith by appropriate proceedings, (ii) mechanics’, workers’, repairers’ and other similar liens arising or incurred in the ordinary course of business, or pledges, deposits or other liens securing the performance of bids, trade contracts, leases or statutory obligations (including workers’ compensation, unemployment insurance or other social security legislation), (iii) zoning, entitlement, conservation restriction and other land use and environmental regulations by Governmental Bodies and (iv) all exceptions, restrictions, easements, imperfections of title, charges, rights-of-way that do not materially interfere with the present use of the assets of the Company.

•	“Escrow Agent” has the meaning ascribed in Section 2.02(i).
•	“Escrow Agreement” has the meaning ascribed in Section 2.02(i).

•	“Estimated Working Capital” has the meaning ascribed in Section 2.03.
•	“Estimated Working Capital Adjustment” has the meaning ascribed in Section 2.03.
•	“Execution Date” means the date hereof.
•	“Final Closing Adjustment” has the meaning ascribed in Section 2.04(c).
•	“Financial Statements” means the preliminary draft of the Financial Statements of the Company as of December 31, 2009, attached hereto as Annex 1.01(i).
•	“First Installment” means US$ 8,000,000, as set forth in Section 2.02(i).
•	“GAAP” means Argentine generally accepted accounting principles as in effect on the date hereof.
•
“Governmental Body” means any federal, provincial, municipal, foreign or other governmental or regulatory authority or any domestic, foreign or international governmental or regulatory agency of any nature (including any governmental or regulatory agency, branch, department, official, body or entity and any court or other tribunal) or any other authority, agency or body exercising or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

•	“Indemnified Party” has the meaning ascribed in Section 7.03.
•	“Indemnifying Party” has the meaning ascribed in Section 7.03.
•
“Knowledge” with respect to the Seller means regarding any certain matter the actual (but not constructive or imputed) knowledge, as of the date of this Agreement, of the Sellers with respect to such matter.

•	“Loss” has the meaning ascribed in Section 7.01.
•	“Losses” has the meaning ascribed in Section 7.01.
•
“Material Adverse Effect” means any circumstance, change in, or effect on the Company, the Sellers or the Buyers that is or shall reasonably be expected to be materially adverse to the business, or financial condition of such Persons; provided, however, that “Material Adverse Effect” shall not include any circumstance, change in or effect on any such Persons directly or indirectly arising out of or attributable to (i) any actions taken or omitted to be taken by the Parties pursuant to the terms of this Agreement; or (ii) any effects resulting from the announcement of the transactions contemplated by this Agreement; or (iii) changes in general economic or political conditions or the securities markets, or (iv) changes to the gaming industry in general.

•
“Moratorium” means the moratorium entered by the Company on the terms of Law N° 26476 on May 2009 for a total amount of A$ 7,236,811.25 payable in 120 monthly installments plus an up front payment of A$434,208.65.

•
“Net Working Capital” means, as of any date, Current Assets as of such date minus Current Liabilities as of such date; provided however that for purposes of calculating the Current Liabilities any amount related to the Moratorium whether current or non current shall be deducted.

•	“Adjusted Value of the Moratorium” means four million nine hundred thousand Pesos A$4,900,000
•	“Party” or “Parties” has the meaning ascribed in the introductory paragraph hereof.
•
“Person” means an individual, a partnership, a corporation (including any non-profit corporation), general or limited partnership, a limited liability company, an association, a joint stock company, an estate, a trust, a joint venture, an unincorporated organization or other entity, in all foregoing cases whether U.S. or foreign, or a Governmental Body (or any department, agency, or political subdivision thereof).

•
“Property” means the 20 acres of land and the buildings where the casino situated in the City of Neuquén, Province of Neuquén, Argentina, and the adjacent hotel and parking lot located thereon identified in the relevant deed as Plot Number 09-21-78-2891 and 09-21-83-7458.

•	“Purchase Price” has the meaning ascribed in Section 2.02.
•	“Review Period” has the meaning ascribed in Section 2.04(a).
•
“Second Installment” means US$31,900,000.- plus the Estimated Working Capital Adjustment (which number shall be subtracted if it is a negative number), minus the Adjusted Value of the Moratorium as set forth in Section 2.02 (ii).

•	“Seller” or “Sellers” has the meaning ascribed in the introductory paragraph hereof.
•	“Seller Indemnified Parties” has the meaning ascribed in Section 7.02.
•	“Sellers Statement” has the meaning ascribed in Section 2.04(a).
•
“Shares” means: (i) 3,917,000 shares of Casino Magic, of one Argentine Peso (A$1) nominal value each and giving a right to one vote each, which represent 100% of the votes and equity issued by and subscribed for in Casino Magic, (ii) all legal, economic, voting and other rights pertaining thereto (including but not limited to any rights to dividends in shares, in cash or in kind, voted upon up to the Closing Date, as well as all and any pre-emption rights originated under law or the By-laws of the Company in favor of the Sellers; and all the rights and actions corresponding thereto with respect to reserves, revaluations and capital adjustments in the Company and any rights and claims the Sellers may have against the Company, options or other rights to subscribe or otherwise obtain shares or obtain any other ownership interest or other right in the Company), and (iii) all of any irrevocable capital contributions (aportes irrevocables a cuenta de futuros aumentos de capital) made by or owned by the Sellers in the Company or any rights or payments related thereto.

•	“Share Registry Book” means the register that records the names of the shareholders of Casino Magic.
•	“Third Party Claim” has the meaning ascribed in Section 7.03.
•	“Term for Obtaining Regulatory Approval” means 120 calendar days from the Execution Date.
•
“Undisclosed Liability” means any indebtedness, claim, damage, cost, expense, obligation or guarantee of the Company arising at, resulting from, relating to or arising out of the business, operations or assets of the Company prior to the Closing Date which Sellers and/or the Company knew or should have known and was not included either in the Financial Statements or the Disclosure Schedules, and may cause a Loss of at least Ten Thousand Dollars (US$ 10,000); provided however that the knowledge under this definition implies only actual (but not constructive or imputed) knowledge. For the purpose of this definition Company means Casino Magic Neuquen S.A., it directors, managers and/or employees.

SECTION 1.02. Interpretation. (a) The titles and headings used in this Agreement are purely indicative in nature and in no way affect the meaning, construction, extension or scope of the respective stipulations, or the rights and obligations which, by virtue of the same, the Parties assume.

(b)
Each time that references are made in this Agreement to Articles, Sections, Annexes and/or Schedules, it will be understood that these are, in all cases, Articles, Sections, Annexes and/or Schedules of this Agreement, except where there is express indication to the contrary.

(c)
Whenever a statement, a waiver, opinion, commitment, or other expression of consent or knowledge is requested under this Agreement, it shall be understood that such statement, waiver, opinion, commitment or other expression shall be in writing and signed by an authorized officer from the Party from whom it emanates.

(d)	The words “hereof”, “hereunder”, “herein” and “hereby” shall be construed to refer to this Agreement as a whole and not to the paragraph or section in which such words are used.
(e)	In the computation of periods of time from a specified date to a later specified date, the word “from” means “from but excluding” and the words “until” and “to” means “to and including”; and
(f)	The term “days” shall mean calendar days unless the defined term “Business Day” is used.

ARTICLE II
SALE AND PURCHASE OF THE SHARES
SECTION 2.01. Sale and Purchase of the Shares. Subject to the terms and conditions herein set forth, the Sellers hereby sell the Shares and the Buyers hereby purchase the Shares from the Sellers (Casino Club S.A. 50%, Correon S.A. 25%, Compañia Gerenciadora de Inversiones S.A. 20%, Da Silvano S.A. 5%).
SECTION 2.02. Purchase Price. As consideration for the purchase of the Shares and the assumption by the Sellers of their obligations under this Agreement, the Buyers, subject to the terms and conditions set forth herein, shall pay to the Sellers on a pro-rata basis the total amount of Thirty Nine Million Nine Hundred Thousand Dollars (US$ 39,900,000) plus the Estimated Working Capital Adjustment (which number shall be subtracted if it is a negative number), minus Adjusted Value of the Moratorium subject to further adjustment as provided in Section 2.04 below (the “Purchase Price”), as follows:
(i)
First Installment: On the Execution Date, the Buyers shall pay the “First Installment” equal to Eight Million Dollars (US$ 8,000,000) to the Escrow Agent for the benefit of the Sellers by means of a wire transfer to the following account: The First Installment shall be held in escrow at The Bank of New York Mellon (the “Escrow Agent”) and shall be subject to the terms and conditions of the escrow agreement entered into by the Escrow Agent, the Sellers and the Buyers as of the Execution Date (the “Escrow Agreement”). A copy of the Escrow Agreement is attached hereto as Annex 2.02(i).

(ii)
Second Installment: The Buyers shall pay to the Sellers on a pro-rata basis (a) the “Second Installment” equal to Thirty One Million Dollars Nine Hundred Thousand Dollars (US$31,900,000), plus (b) the Estimated Working Capital Adjustment (which number shall be subtracted if it is a negative number), minus (c) the Adjusted Value of the Moratorium. The Second Installment shall be paid on the Closing Date by means of a wire transfer to the following account: Bank: Account Number: Account Name:

SECTION 2.03. Estimated Working Capital Adjustment. (a) At least five (5) business days prior to the Closing Date, the Sellers shall deliver to the Buyers a good faith estimate of the Company’s Net Working Capital as of the close of business on the last day of the quarter used for the Base Balance Sheet (the “Estimated Working Capital”), together with supporting documentation for such estimate and any additional information relating thereto reasonably requested by the Buyers. The Buyers and their accountants and advisors shall be given full access to all of the Company’s books and records for purposes of evaluating the accuracy and completeness of the Estimated Working Capital, provided, however, that such books and records shall not include, and the Sellers and the Company shall have no obligation to provide, any attorney work product relating to the calculation of the Estimated Working Capital. If Buyers believe, in good faith, that the Estimated Working Capital is in error, Buyers may challenge the amount of the Estimated Working Capital within three (3) business days following delivery by delivering a written notice of disagreement to the Sellers. If Buyers do not timely deliver a notice of disagreement to the Sellers, the Estimated Working Capital Adjustment (as defined below) shall be based on the Estimated Working Capital as delivered to Buyers. If Buyers timely deliver a written notice of disagreement to the Sellers, Buyers and Sellers shall use their good faith efforts to resolve any disputes with respect to the Estimated Working Capital prior to the Closing Date, and the Estimated Working Capital Adjustment shall be based on the Estimated Working Capital as mutually agreed to in writing by Buyers and Sellers. If Buyers timely deliver a notice of disagreement to the Sellers but Buyers and Sellers are unable to resolve their dispute regarding the Estimated Working Capital prior to the Closing Date, then the Estimated Working Capital Adjustment shall be based on the Estimated Working Capital as initially delivered to Buyers from Sellers. The “Estimated Working Capital Adjustment” shall be an amount equal to the Estimated Working Capital, as determined in accordance with this Section 2.03.
(b) Notwithstanding the foregoing, it is agreed that any Argentine income tax owed by the Company corresponding to the fiscal year ended on December 31, 2009 shall be paid by the Sellers. Therefore, if at the time of determination of the Estimated Working Capital Adjustment, the Company has not fully discharged its income tax obligations corresponding to such fiscal year, any such amounts shall be debited by the Buyers from the Estimated Working Capital Adjustment or from the Second Installment, as the case may be.
SECTION 2.04. Post Closing Adjustment. (a) As soon as possible but in any event within forty-five (45) days following the Closing Date, Buyers shall prepare and deliver to the Sellers a balance sheet of the Company as of the close of business on the Closing Date (the “Closing Balance Sheet”), which will include Buyers’ calculation of the Company’s actual Net Working Capital as of the close of business on the Closing Date (the “Closing Working Capital”) and a certificate based on such Closing Balance Sheet setting forth Buyer’s calculation of the Closing Working Capital Adjustment (as defined in Section 2.04(b) (such Closing Balance Sheet, statement of Net Working Capital, and certificate, collectively, are referred to herein as, the “Closing Statement”). The Closing Balance Sheet shall be prepared in accordance with GAAP, consistent with the practices, policies, estimates, assumptions and procedures used in preparation of the Base Balance Sheet. The preparation of the Closing Statement shall be for the sole purpose of determining the Closing Working Capital Adjustment. The Sellers and its accountants and advisors shall be given full access to all of the Company’s books and records for purposes of evaluating the accuracy and completeness of the Closing Statement. The Sellers shall have twenty (20) Business Days following their receipt of the Closing Statement (the “Review Period”) to review the same. On or before the expiration of the Review Period, the Sellers shall deliver to Buyers a written statement accepting or objecting to the Closing Statement (the “Sellers Statement”). If the Sellers object to the Closing Statement, the Sellers Statement shall include an itemization of the Sellers’s objections and the reasons therefore. If the Sellers do not deliver the Sellers Statement to Buyer within the Review Period, the Sellers shall be deemed to have accepted the Closing Statement.

(b) The “Closing Working Capital Adjustment” shall mean an amount equal to the Estimated Working Capital Adjustment minus the Closing Working Capital.
(c) The Closing Working Capital Adjustment set forth on the Closing Statement, as accepted or deemed accepted under Section 2.04(a) or, if applicable, as determined in accordance with Section 2.04(d) below, shall constitute the “Final Closing Adjustment” for purposes of determining any adjustment to the Purchase Price.
(d) If the Sellers object to the Closing Statement within the Review Period, the Buyers and the Sellers shall promptly and in good faith attempt to resolve such objections. Any such objections that cannot be resolved between the Buyers and the Sellers within thirty (30) days following Buyers’ receipt of the Sellers’ statement of objections shall be resolved in accordance with this Section 2.04(d). Any such unresolved objections shall be submitted to an independent public accounting firm as shall be agreed in writing by the Sellers and the Buyers (the “Accounting Referee”) for review and resolution, and to make any calculations in accordance with GAAP, consistent with the practices, policies, estimates, assumptions and procedures used in preparation of the Base Balance Sheet. Such Accounting Referee shall deliver a statement setting forth its own calculation of the Closing Working Capital Adjustment within thirty (30) days of the submission of the matter to such firm, which calculation shall either be exactly the position of Buyers set forth on the Closing Statement, exactly the position of the Sellers set forth on the Sellers Statement, or anywhere between the two positions and, absent manifest error, shall be binding and conclusive on the parties and not subject to appeal. The fees and costs of the Accounting Referee, if one is required, shall be payable (i) by the Sellers, on the one hand, and (ii) by the Buyers, on the other hand, on the basis, for each such party, in the ratio of (A) the positive difference between the amount of Closing Working Capital Adjustment submitted by such party and the determination of the actual Closing Working Capital Adjustment made by the Accounting Referee to (B) the difference between the Closing Working Capital Adjustment amounts submitted by each party.
(e) If the Final Closing Adjustment is a positive amount, the Sellers shall pay to the Buyers an amount in cash equal to the Final Closing Adjustment, and shall distribute such amount proportionally to the Buyers. In the event the Final Closing Adjustment is a negative amount, then Buyers shall pay to the Sellers an amount in cash equal to the Final Closing Adjustment, and shall distribute such amount proportionally to the Sellers. Any payment made under this Section 2.04(e) shall be made within five (5) Business Days of the final determination of the Final Closing Adjustment.
SECTION 2.05. Conversion of Amounts denominated in Pesos. For the purpose of payments to be made under this agreement, any amount originally denominated in Argentine Pesos shall be converted into US Dollars at a rate equal to the exchange rate published by the newspaper Ambito Financiero the day on which such calculation has to be made.
SECTION 2.06. Payment of the Purchase Price. (a) Payment of the Purchase Price and of any other amount due to the Sellers under this Agreement shall be made exclusively in Dollars in immediately available funds by wire transfer (at Buyers’ expense) to the respective Sellers’ Accounts.

(b) Buyers hereby irrevocably accept all risks related to the purchase and transfer of Dollars to pay the Purchase Price (or any other amount payable to the Sellers hereunder), including, without limitation, the risk of any fluctuation in the price of the Dollar against the Argentine Peso (or any other currency), both in the domestic and international markets, between the Execution Date and the receipt by Sellers of the Purchase Price or any such other amounts. Buyers hereby agree to pay any additional expense incurred in connection with or as a result of any such purchase, transfer, fluctuation or otherwise as may be necessary to make payment in full to Seller of all Dollar amounts set forth herein. No event shall (under any circumstances) preclude the Buyers from complying with their obligations under Section 2.06(a) hereof. Without limiting the generality of the foregoing, no event or circumstance affecting the availability or price of the Dollar or access to the currency exchange markets, shall be considered as an extraordinary or unforeseeable occurrence, within the scope of any law that may be applicable to the Buyers or the transactions contemplated hereunder. The Buyers hereby irrevocably waive their right to invoke the theory of unforeseeable events, the theory of equitable sacrifice and/or any other exchange regulation applicable to the circumstances foreseen in this clause or any other rule established in the future that the Buyers may invoke to abstain from the full and timely fulfillment of the payment of the Purchase Price (or any other amount payable to the Sellers hereunder) in the terms and conditions agreed hereunder.
(c) Payment of the Purchase Price (or any other amount payable to the Sellers hereunder), shall be made free and clear of, and without deduction or withholding for or on account of, any tax or any other charges, fees, levies or other assessments of any kind whatsoever imposed by any Governmental Body. In the event that the Buyers were required by applicable law or regulation or by the official interpretation thereof, to deduct or withhold any taxes or any other charges, fees, levies or other assessments of any kind whatsoever imposed by any Governmental Body from any amounts payable under this Agreement, the Buyers shall pay to the Sellers such additional amounts as may be required, after the deduction or withholding of such taxes, to enable the Sellers to receive from the Buyers an amount equal to the full Dollar amount stated to be payable under this Agreement. Income tax or capital gains tax applicable to any Seller as a consequence of this transaction, if any, shall be paid exclusively by the relevant Seller.

ARTICLE III
CONDITION PRECEDENT TO CLOSING
SECTION 3.01. General Conditions Precedent to Closing. The respective obligations of the Buyers and the Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of the following condition:
Obtaining the approval from the Government of the Province of Neuquén for the transfer of the Shares, to the satisfaction of the Parties.
SECTION 3.02. Conditions Precedent of the Sellers. The obligations of the Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived, in their sole discretion, in writing by the Sellers:
(a) The representations and warranties of the Buyers contained in this Agreement or any certificate delivered pursuant hereto shall be true and correct both as of the date hereof and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, except where the failure to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b) The Buyers shall have performed all obligations and agreements and complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.
(c) The Sellers shall have received from each of the Buyers a certificate to the effect set forth in the preceding sentences, signed by a duly authorized officer thereof.
SECTION 3.03. Conditions Precedent of the Buyers. The obligations of the Buyers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived, in their sole discretion, in writing by the Buyers:
(a) The representations and warranties of the Sellers contained in this Agreement or any certificate delivered pursuant hereto shall be true and correct both when made and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date, except where the failure to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to the Seller or the Company.
(b) The Sellers shall have performed all obligations and agreements and complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

(c) The Sellers shall have delivered to the Buyers a copy of the Escrow Agreement duly authorized, executed and delivered by the Sellers.
(d) The Buyers shall have received from each of the Sellers a certificate to the effect set forth in the preceding sentences, signed by a duly authorized officer thereof.
ARTICLE IV
CLOSING
SECTION 4.01. Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Marval, O’Farrell & Mairal, located at Avda. L. N. Alem 928, 7th Floor, City of Buenos Aires, Argentina, commencing at 11:00 a.m. local time on the seventh Business Day following the satisfaction or waiver of the conditions precedent set forth in Article III, or such other date, time and location as the Parties may mutually determine (the day on which the Closing takes place being, the “Closing Date”).
SECTION 4.02. Actions at Closing. The Parties hereby agree that, on the Closing Date, at Closing, the following transactions, effective simultaneously and in one act, shall take place:
(a)	The First Installment shall be delivered by the Escrow Agent to the Sellers in accordance with the terms and conditions of the Escrow Agreement (including any accrued interest thereon, if any);
(b)	The Second Installment shall be paid and delivered by the Buyers to the Sellers by means of a wire transfer to the following account Bank: Account Number: Account Name: ;
(c)
The Sellers shall cause the Company to hold a unanimous shareholders’ meeting whereby (i) the Sellers shall approve the financial statements corresponding to the fiscal year ended on December 31, 2009, unless this approval takes place before the Closing Date, and (ii) the members of the Board of Directors and of the Supervisory Committee of the Company submit their resignations, and waive any past, present or future claim they may have against the Company, the Sellers or the Buyers. The shareholders’ meeting shall approve such resignations shall approved the performance of the resigning members and appoint new members of the Board of Directors designated by the Buyers;

(d)
The Sellers shall deliver to the Buyer an appropriate notice of transfer of the Shares signed by each Seller and addressed to the President of the Company pursuant to Section 215 of the Argentine Companies Law No 19,550, as amended, and the Buyers shall be registered as sole owners of one hundred percent (100%) of the Shares of the Company in the Share Registry Book of the Company;

(e)
The Buyers shall deliver to the Sellers the officer’s certificate required by Section 3.02 and a special release for the members of the board of directors of the Company as of the date of this Agreement in accordance with the form attached hereto as Annex 4.01(e);

(f)	The Sellers shall deliver to the Buyers the officer’s certificate required by Section 3.03;
(g)	The Sellers shall deliver to the Buyers the share certificates representing all of the Shares;
(h)	Pinnacle Entertainment, Inc. and the Buyers shall authorize, execute and deliver a Trademark Transfer Agreement substantially in the form attached hereto as Annex 4.02(h).
SECTION 4.03. Failure to Close — Liquidated Damages. (a) If the satisfaction or waiver of the conditions to the obligations of the Parties to consummate the transactions contemplated hereby have occurred (other than the conditions with respect to actions the respective Parties will take at the Closing itself) and either Party refuses to agree to a Closing Date, does not attend the Closing or attends the Closing and fails to comply with its obligations at the same, then the following shall occur:
(i) if the Sellers have not complied with their obligations thereto, then as liquidated damages, the First Installment, together with any interest accrued thereto (if any), shall be delivered to the Buyers in accordance with the terms of the Escrow Agreement, and in addition, the Sellers shall pay to the Buyers the amount of Three Million Dollars (US$3,000,000); or
(ii) if the Buyers have not complied with their obligations thereto, then as liquidated damages Three Million Dollars (US$3,000,000) shall be delivered to the Sellers by the Escrow Agent in accordance with the terms of the Escrow Agreement and the balance shall be delivered to the Buyer.
(b) The Parties agree that it would be difficult for either of them to ascertain the damages and losses arising from the failure of either Party to agree to a Closing Date, to attend the Closing or to comply with their obligations at the Closing. The Parties agree on setting forth the liquidated damages provision included under this Section 4.03 as sole remedy for the breach of the above-mentioned obligations, and further agree that it is not to be considered a penalty. The Parties deem the economic value of the above-stated liquidated damages provision reasonable.

ARTICLE V
PRE-CLOSING COVENANTS
SECTION 5.01. Pre-Closing Covenants. Each of the Parties agrees as follows with respect to the term commencing on the Execution Date through the Closing Date:
(a)
General. Each of the Parties will use commercially reasonable efforts to take action and do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfying the condition set forth in Section 3.01 hereof and providing the information that may be required by the Argentine Antitrust Authorities, in accordance with Section 6.03 (iv) herein).

(b)
Notices and Consents. The Parties shall promptly and diligently obtain or make all necessary authorizations, consents, approvals and filings from or with the relevant Governmental Bodies, in connection with the transactions contemplated by this Agreement and the fulfillment of Section 3.01 hereof (it being understood by the Parties that such authorizations, consents and approvals shall be conditional upon and effective only as of the consummation of the transactions contemplated by this Agreement). The Buyers shall promptly notify the Sellers of any communication they or any of their affiliates receive from any Governmental Body relating to the matters that are the subject of this Agreement and permit the Sellers to review in advance and to comment upon any proposed communication by the Buyers to any Governmental Body. The Buyers shall inform Sellers of any proposed meeting with any Governmental Body in respect of any filings, investigation or other inquiry or discussion relating to the transactions contemplated by this Agreement and, to the extent permitted by such Governmental Body, give the Sellers the opportunity to attend and participate at such meeting. The Buyers will provide the Sellers with copies of all correspondence, filings or communications between them or any of their representatives, on the one hand, and any Governmental Body or members of its staff, on the other hand, with respect to this Agreement and the transactions contemplated hereby.

(c)
Conduct of Business up to the Closing Date. Between the Execution Date and the Closing Date, the Sellers shall cause the Company to conduct its business in the ordinary course of business and according to past practice in all material respects. Any agreement of an amount of over A$ 200,000 to be entered into between the Company and any third parties, even if in the ordinary course of business, shall require prior approval from the Buyers, which approval shall not be unreasonably withheld or denied. During this period the Sellers shall allow the Buyers to have an observer (“veedor”) who can coordinate with the General Manager of the Company weekly meetings to be aware of the situation of the Company.

(d)
Update of Disclosure Schedules; Knowledge of Breach. The Sellers shall have the right from time to time prior to the Closing to supplement or amend the Disclosure Schedules with respect to any matter hereafter arising; provided the cause of any such matter does not imply a violation to a representation and warranty given under this agreement. If prior to the Closing the Buyers shall have reason to believe that any breach of a representation or warranty of the Sellers has occurred (other than through notice from the Sellers), the Buyers shall promptly so notify the Sellers, in reasonable detail. Nothing in this Agreement, including this Section shall imply that the Sellers are making any representation or warranty as of any date other than the date of this Agreement and the Closing Date.

(e)
Notification of Certain Matters. Until the Closing, each Party hereto shall promptly notify the other Party in writing of any fact, change, condition, circumstance or occurrence or nonoccurrence of any event of which it is aware that will or is reasonably likely to result in any of the conditions set forth in Article III of this Agreement becoming incapable of being satisfied.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES
SECTION 6.01. Representations and Warranties of the Sellers. Except as set forth in the Disclosure Schedules attached hereto as Annex 6.01 (collectively, the “Disclosure Schedules”), each of the Sellers hereby jointly and severally represent and warrant to the Buyers, as of the date hereof and as of the Closing Date, as follows:
(i) Organization. Each of the Sellers is a corporation duly organized, validly existing and in good standing under the laws of Minnesota and has all necessary corporate or other power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.
(ii) Title to the Shares. No Pledge, Security Interest, Etc. The Sellers are the record and beneficial owners of, have a perfect and valid title to, and are the exclusive owners of the Shares; and, therefore, they have an absolute right to sell and transfer the Shares. The Shares are free and clear of any lien, attachment, encumbrance, pledge, security interest, option, claim, usufruct, charge as well as of any other limitation or restriction of any nature whatsoever.
(iii) Authority Relative to this Agreement. Each of the Sellers has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of the Sellers of this Agreement and the consummation by each of the Sellers of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly and validly authorized, executed and delivered by the Sellers and, constitutes the legal, valid and binding obligation of the Sellers enforceable against them in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(iv) Absence of Conflict. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with the giving of notice or the passage of time, or both, would constitute a default) or require any consent which has not been or shall not be obtained under, or give to others any rights of termination, acceleration or cancellation under, or result in the creation or imposition of any lien, charge or encumbrance upon the Shares pursuant to the terms of any contract, instrument, agreement, license or permit to which each of the Sellers or the Company is a party or by which each of them or their properties or assets may be bound or (B) violate or conflict with any provision of any charter, memorandum of association or certificate of incorporation (or other equivalent instrument) or articles of association or by-laws (or other equivalent instrument) of the Sellers or the Company or (C) violate or conflict with any statute, rule, regulation or order of any Governmental Body having jurisdiction over the Sellers, the Company or over any of their properties, except, in the case of clause (A) or (C), for any such conflicts, breaches, violations, or other occurrences that would not, individually or in the aggregate, (x) reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole or (y) prevent, materially delay or materially impede the performance by the Sellers of their obligations under this Agreement or the consummation of the transactions contemplated hereby.
(v) No Indebtedness. A copy of the Financial Statements has been provided to the Buyers. Other than the intercompany indebtedness reflected on the Financial Statements, which shall be exonerated on or before the Closing Date, the Company has no (a) obligations for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers’ acceptances, whether or not matured), and (b) obligations evidenced by notes, bonds, debentures or similar instruments; provided however that any amount owed to the Sellers for dividends shall not be considered indebtedness for the purpose of this Section 6.01(v).
(vi) No Tax Impact. The exoneration of the intercompany indebtedness mentioned in the preceding paragraph shall be made in accordance with the applicable Argentine tax law, and therefore shall not have a negative impact or effect regarding Argentine income tax or any other Argentine tax to which the Company is subject, provided the Company for its 2010 tax return maintains the tax position undertaken for the cancellation of such indebtedness transaction completed prior to or at Closing.
(vii) Financial Statements. The Financial Statements (a) have been prepared from the books and records of the Company, which books and records accurately reflect the accounts and transactions recorded therein, (b) reasonably present the financial position and results of operations of the Company as of and for the period to which they relate, (c) have been prepared in Argentine Pesos and in accordance with Argentine GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and (d) reflect adequate recognition of profits and provision for losses, and all taxes and liabilities.
The books, records and accounts of the operations of the Company, in reasonable detail, accurately and fairly reflect transactions in and disposition of the assets and of the operations of the Company. The Company maintains a system of internal accounting controls reasonably adequate to assure that transactions are recorded as necessary to permit preparation of financial statements in accordance with Argentine GAAP.
The Company does not have any indebtedness, Liabilities or contingencies which are not fully reflected or reserved against in the Financial Statements.
(viii) Title to the Property. Condition of the Property. The Company has good, valid and marketable title to the Property, free and clear of all Encumbrances. The Sellers are not aware of any latent or patent structural or other material defect or deficiency of the Property.

(ix) Litigation. Except as set forth in the Financial Statements and the Disclosure Schedules in Annex 6.01(ix), there are no administrative or judicial actions, suits or proceedings pending against the Company.
(x) Compliance with Laws; Government Authorizations. The Company has complied with and is in compliance in all material respects with the Concession Agreement, and all applicable laws, regulations, ordinances, rules, orders, judgments, decrees and awards of any Governmental Body or Person in connection with its assets, properties and businesses, except for any non-compliance, individually or in the aggregate, which has not and will not have a Material Adverse Effect on the Company, the rights of Buyers under this Agreement or the consummation of the transactions contemplated hereby. The Company has not received any notice of any failure to comply with, nor are there any circumstances which indicate that the Company is in violation of any such laws, regulations, ordinances, orders, judgments or decrees.
(xiii) Credits in favor of Sellers and Directors. Neither Sellers (or any previous owner of shares of the capital stock of the Company) nor any director (or any previous director) of the Company has or shall have against the Company any outstanding claim or credit as of the date hereof or as of the Closing Date for any reason whatsoever and, in any event, along with the execution hereof, Sellers, for themselves and, to the extent possible, on behalf of such previous owners of shares of the capital stock of the Company and of such directors, irrevocably waive any claim or credit Sellers and such previous owners of shares of the capital stock of the Company and such directors may have against the Company, and Sellers agree to hold the Company harmless with respect to any such claim or credit.
(xiv) Material Contracts. Set forth in Annex 6.01(xiv)is a complete list of all Contracts involving the payment of more than Fifty Thousand Dollars (US$ 50,000.-) relating to the business of the Company, true and correct copies of all written ones have been delivered to Buyers. To the Knowledge of Sellers, all such Contracts have been lawfully entered into and are in full force and effect in accordance with their respective terms and there is no breach, violation or default and no event which, with notice or lapse of time or both, would constitute a breach, violation or default, or give rise to a right of termination, prepayment or acceleration under any Contract.
(xv) Labor Matters. (a) Annex 6.01(xv)(a) sets forth the name, date of employment, job title, monthly compensation, and eligibility for additional compensation of each regular, full time or part time employee of the Company, including every employee of the Company on authorized leave of absence who has a right to return to employment, (b) there are no material labor arbitrations or grievances pending against the Company, (c) there are no employee benefit plans covering the employees of the Company, (d) there are no Contracts, written or otherwise, providing for any rights or “golden parachutes” to any employee which are not mandatorily required by applicable law, (e) the Company is in compliance in all material respects with current applicable laws related to social security, employment, terms and conditions of employment and wages and hours, other than for violations which could reasonably not be expected to result in a Material Adverse Effect, and (f) Annex 6.01(xv)(f) contains a list of the companies with which the Company has entered into outsourcing agreements.

(xvi) Insurance. Annex 6.01(xvi) contains a list of all insurance policies maintained by the Company. All such policies are in full force and effect, and all premiums due with respect thereto have been paid in full as of the date hereof.
(xvii) Banks. Annex 6.01(xvii) sets forth the name of each bank or other financial institution and stockbroker or other broker with which the Company has an account, credit line or safe deposit box or vault, including the address of these institutions and the account numbers.
(xviii) Compliance with the regulations issued by the Unidad de Información Financiera. The Company complied and complies with all applicable regulations issued by the Unidad de Información Financiera, and has implemented and currently complies with the Policies and Procedures required by such Governmental Body, including the ones set forth in Resolutions No. 125, 227 and 228 approved during 2009.
(xix) Slot Machines. The Company has the right to operate the slots listed in Annex 6.01(xix)hereto, and as of the Closing Date those slots shall be installed and working in the Company’s different premises. All the slots operated by the Company are connected on-line. The Company has the right to install an unlimited quantity of slots.
(xx) Extension of the Concession Agreement. To the Knowledge of Sellers, the Company has fulfilled all investment and other obligations required under the Concession Agreement in order to have the right to obtain the extension of the Concession Agreement’s term until the year 2021.
(xxi) Gaming Tax Rate. The Company has not made any filing, administrative or judicial consenting or accepting the claim made by the Government of the Province of Neuquén, according to which this Governmental Body is requesting an increase of the existing gaming tax rate of 5% of gross gaming revenue.
(xxii) Absence of Certain Changes. Since December 31, 2009 (a) the Company has been operated only in the ordinary course of business consistent with pasts practice; and (b) there has been no Material Adverse Effect in the business condition (financial or otherwise), affairs, operations, assets or properties of the Company, other than changes in the ordinary course of business, consistent with the past practice.
SECTION 6.02. Absence of Implied Representations. The Sellers make no express or implied representation or warranty whatsoever other than those detailed under Section 6.01 hereto. It is expressly acknowledged by the Parties that the Sellers are not making any express or implied representation or warranty in respect of themselves or of the Company or any other party, other than those detailed under Section 6.01 hereto.

SECTION 6.03. Representations and Warranties of the Buyers. Each of the Buyers hereby represents and warrants to the Sellers as follows:
(i) Organization. Each of the Buyers is a sociedad anónima duly organized, validly existing and in good standing under the laws of Argentina and has all necessary power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.
(ii) Authority Relative to this Agreement. Each of the Buyers has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of the Buyers of this Agreement and the consummation by each of the Buyers of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement has been duly and validly authorized, executed and delivered by the Buyers and constitutes the legal, valid and binding obligation of the Buyers enforceable against them in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
(iii) Absence of Conflict. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with the giving of notice or the passage of time or both would constitute a default) or require any consent which has not been obtained under or give to others any rights of termination, acceleration or cancellation under, any contract, instrument, agreement license or permit to which the Buyers are a party or by which it or its properties or assets may be bound or (B) violate or conflict with any provision of any charter, memorandum or certificate of incorporation (or other equivalent instrument) or articles of association or by-laws (or other equivalent instrument) thereof or (C) violate or conflict with any statute, rule, regulation or order of any Governmental Body having jurisdiction over the Buyers or any of their properties, except, in the case of clause (A) or (C), for any such conflicts, breaches, violations, or other occurrences that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impede the performance by the Buyers of their obligations under this Agreement or the consummation of the transactions contemplated hereby.
(iv) Antitrust Filing. The Buyers expressly assume the obligation to make the relevant Antitrust filing in accordance with the terms of the Argentine Antitrust Law No. 25,156 and implementing regulations in due time. In addition the Buyers hereby assume an indemnification obligation in favour of the Sellers for any fines imposed to Sellers based on non compliance with the covenants or any misrepresentation related to the Antitrust Filing situation. The Buyers shall also take full responsibility if the relevant Argentine Antitrust Authority does not approve the transfer of the Shares. In no circumstance shall the Sellers be obliged to return the Purchase Price or any part thereof. The Sellers’ obligation shall be limited to cooperate, where possible, with any actions that the Buyers may take thereto, provided that the Sellers shall be reimbursed for any expenses or costs related thereto.

(v) Buyers’ Investigation and Reliance. The Buyers are sophisticated purchasers and have made their own independent investigation, review and analysis regarding the Company and the transactions contemplated hereby, which investigation, review and analysis were conducted by the Buyers together with expert advisors that they have engaged for such purpose. The Buyers and their representatives have been provided with access to the properties, offices, plants and other facilities, books and records of the Company and other information that they have requested in connection with their investigation of the Company and the transactions contemplated hereby. The Buyers are not relying on any statement, representation or warranty, oral or written, express or implied, made by the Sellers or their affiliates or representatives, except as expressly set forth under Section 6.01 hereto. Neither the Sellers nor any of their affiliates or representatives shall have any liability to the Buyers or any of their affiliates or representatives resulting from the use of any information, documents or materials made available to the Buyers, whether orally or in writing, in any confidential information memoranda, “data rooms,” management presentations, due diligence discussions or in any other form in expectation of the transactions contemplated by this Agreement. Neither the Sellers nor any of their affiliates or representatives are making, directly or indirectly, any representation or warranty with respect to any estimates, projections or forecasts involving the Company. The Buyers acknowledge that there are inherent uncertainties in attempting to make such estimates, projections and forecasts and that they take full responsibility for making their own evaluation of the adequacy and accuracy of any such estimates, projections or forecasts (including the reasonableness of the assumptions underlying any such estimates, projections and forecasts). The Buyers acknowledge that, should the Closing occur, the Buyers shall acquire the Shares without any representation or warranty as to merchantability or fitness for any particular purpose of the Company’s assets, and on an “as is” and “where is” basis, except as expressly set forth under Section 6.01 hereto. The Buyers have no knowledge or reason to believe that any of the representations or warranties made by the Sellers as of the date hereof are untrue, incomplete or inaccurate. Nothing in this Section 6.03 (v) is intended to modify or limit any of the representations or warranties of the Sellers set forth under Section 6.01 hereto.
ARTICLE VII
INDEMNIFICATION
SECTION 7.01. Indemnification by the Sellers. The Sellers shall jointly and severally save, defend, indemnify and hold harmless the Buyers and their affiliates (including the Company and its subsidiaries), officers, directors, employees, agents, successors and assigns (collectively, the “Buyer Indemnified Parties”) from and against any and all losses, damages, liabilities, deficiencies, claims, interest, awards, judgments, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and other out-of-pocket expenses incurred in investigating, preparing or defending the foregoing) (hereinafter, each a “Loss” and collectively, “Losses”) to the extent resulting from:
(i)	any breach of any representation or warranty made by the Sellers contained in this Agreement or any certificate delivered pursuant hereto; and

(ii)	any breach of any covenant or agreement by the Sellers contained in this Agreement.
(iii)	any Undisclosed Liability.
SECTION 7.02. Indemnification by the Buyer. The Buyers shall save, defend, indemnify and hold harmless the Sellers and its affiliates, officers, directors, employees, agents, successors and assigns (collectively, the “Seller Indemnified Parties”) from and against any and all Losses to the extent resulting from:
(i)	any breach of any representation or warranty made by the Buyers contained in this Agreement or any certificate delivered pursuant hereto;

(ii)	any breach of any covenant or agreement by the Buyers contained in this Agreement; and

(iii)
any claim or cause of action by any Person arising before or after the Closing against any Seller Indemnified Party with respect to the operations of the Company or any of its subsidiaries, except for claims or causes of action with respect to which the Sellers are obligated to indemnify the Buyer Indemnified Parties pursuant to Section 7.01.

SECTION 7.03. Procedures.
(a) In order for a Buyer Indemnified Party or Seller Indemnified Party (the “Indemnified Party”) to be entitled to any indemnification provided for under this Agreement as a result of a Loss or a claim or demand made by any Person against the Indemnified Party (a “Third Party Claim”), such Indemnified Party shall deliver written notice thereof to the Party against whom indemnity is sought (the “Indemnifying Party”) promptly after receipt by such Indemnified Party of written notice of the Third Party Claim, describing in reasonable detail the facts giving rise to any claim for indemnification hereunder, the amount or method of computation of the amount of such claim (if known) and such other information with respect thereto as the Indemnifying Party may reasonably request. The failure to provide such written notice, however, shall not release the Indemnifying Party from any of its obligations under this Article VII except to the extent that the Indemnifying Party is prejudiced by such failure. Both the Buyers and/or the Sellers must unify their representation in order to make a claim under this Article 7 and the proceeds if any resulting of such claim shall be allocated to each Buyer or Seller considering their participation in the Company at Closing unless the Buyers or the Sellers unanimously notified in writing a different allocation of the proceeds before the payment is made.

(b) The Indemnifying Party shall have the right, upon written notice to the Indemnified Party within a maximum term equal to half the term to answer any judicial claim, fact, statement or demand which may give rise to indemnity by the Indemnifying Party, to assume the defense thereof at the expense of the Indemnifying Party with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. If the Indemnifying Party assumes the defense of such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party; provided, that if in the reasonable opinion of counsel for the Indemnified Party, there is a conflict of interest between the Indemnified Party and the Indemnifying Party, the Indemnifying Party shall be responsible for the reasonable fees and expenses of one counsel to such Indemnified Party in connection with such defense. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnified Party shall agree to any settlement, compromise or discharge of such Third Party Claim that the Indemnifying Party may recommend and that by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such Third Party Claim, and which releases the Indemnified Party completely in connection with such Third Party Claim. Whether or not the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, or offer to settle, compromise or discharge, such Third Party Claim without the Indemnifying Party’s prior written consent.
(c) In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder that does not involve a Third Party Claim being asserted against or sought to be collected from such Indemnified Party, the Indemnified Party shall deliver notice of such claim promptly to the Indemnifying Party, describing in reasonable detail the facts giving rise to any claim for indemnification hereunder, the amount or method of computation of the amount of such claim (if known) and such other information with respect thereto as the Indemnifying Party may reasonably request. The failure to provide such notice, however, shall not release the Indemnifying Party from any of its obligations under this Article VII except to the extent that the Indemnifying Party is prejudiced by such failure. The Indemnified Party shall reasonably cooperate and assist the Indemnifying Party in determining the validity of any claim for indemnity by the Indemnified Party and in otherwise resolving such matters. Such assistance and cooperation shall include providing reasonable access to and copies of information, records and documents relating to such matters, furnishing employees to assist in the investigation, defense and resolution of such matters and providing legal and business assistance with respect to such matters.
SECTION 7.04. Limits on Indemnification.
(a) No claim may be asserted against either Party for breach of any representation, warranty or covenant contained herein, unless written notice of such claim is received by such Party, describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim on or prior to the date on which the representation, warranty or covenant on which such claim is based ceases to survive as set forth in Section 7.01, in which case such representation, warranty or covenant shall survive as to such claim until such claim has been finally resolved.

(b) Notwithstanding anything to the contrary contained in this Agreement, no Party hereto shall have any liability under any provision of this Agreement for any punitive, incidental, consequential, special or indirect damages, including business interruption, loss of future revenue, profits or income, or loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement.
(c) For all purposes of this Article VII, “Losses” shall be net of (i) any insurance or other recoveries payable to the Indemnified Party or its affiliates in connection with the facts giving rise to the right of indemnification and (ii) any tax benefit available to such Indemnified Party or its affiliates arising in connection with the accrual, incurrence or payment of any such Losses (including, without limitation, any tax benefit arising in subsequent taxable years).
(d) The Buyers and the Sellers shall cooperate with each other with respect to resolving any claim, liability or Loss for which indemnification may be required hereunder, including by making, or causing the applicable Indemnified Party to make, all reasonable efforts to mitigate any such claim, liability or Loss. In the event that the Buyers or the Sellers shall fail to make such reasonable efforts, then notwithstanding anything else to the contrary contained herein, the other Party shall not be required to indemnify any Person for any claim, liability or Loss that could reasonably be expected to have been avoided if such efforts had been made. Without limiting the generality of the foregoing, the Buyers and the Sellers shall, or shall cause the applicable Indemnified Party to, use reasonable efforts to seek full recovery under all insurance policies covering any Loss to the same extent as they would if such Loss were not subject to indemnification hereunder.
SECTION 7.06. Exclusivity. Except as specifically set forth in this Agreement, effective as of the Closing, in the absence of fraud by the Sellers in this Agreement (to the extent determined by a final judgment by a court of competent jurisdiction), each of the Buyers, on behalf of itself and the other Buyer Indemnified Parties, waives any rights and claims any Buyer Indemnified Party may have against the Sellers, their affiliates, officers, directors, employees, agents, successors and assigns, whether in law or equity, relating to the Company or its subsidiaries and/or the transactions contemplated hereby. The rights and claims waived by each of the Buyers, on behalf of itself and the other Buyer Indemnified Parties, include, without limitation, claims for contribution or other rights of recovery arising out of or relating to claims for breach of contract, breach of representation or warranty, negligent misrepresentation and all other claims for breach of duty. After the Closing, subject to the foregoing, this Article VII will provide the exclusive remedy against the Sellers for any breach of any representation, warranty, covenant or other claim arising out of or relating to this Agreement and/or the transactions contemplated hereby.
Section 7.07. Termination of Indemnification Rights. Notwithstanding anything contained herein to the contrary, any indemnification right of any Party under this agreement shall terminate at the end of the thirtieth month after the Closing Date; provided further however that indemnification related to the issuance of a Promissory Note in the terms of Decree-law N°5965/63 by the Seller shall terminate at the end of the thirty sixth month after the Closing Date.

ARTICLE VIII

TERMINATION
SECTION 8.01. Termination.
(a)	Termination of Agreement. This Agreement may be terminated at any time prior to the Closing as provided below:
(i)	the Buyers and the Sellers may terminate this Agreement by mutual written consent at any time prior to the Closing; or

(ii)	by either Party if the Term for Obtaining Regulatory Approval has lapsed and the condition precedent established under Section 3.01 has not been fulfilled; or

(iii)
by either Party if a court of competent jurisdiction or other Governmental Body shall have issued a non-appealable final order, decree or ruling or taken any other non-appealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement; or

(iv)
by the Sellers if the Buyers have failed to fulfill any material obligation under this Agreement, including, but not limited to, the failure of the Buyers to deposit the First Installment with the Escrow Agent as set forth herein; or

(v)	by the Buyers if the Sellers have failed to fulfill any material obligation under this Agreement.
(b)
Automatic Termination. This Agreement shall automatically terminate if the Government of the Province of Neuquén rejects, in writing (through a written resolution, decree, notice or other written means), the request for authorization for the transfer of the Shares.

(c)
Effect of Termination under Section 8.01 (a) (ii) or (iii) and Section 8.01(b) above. If any Party terminates this Agreement pursuant to Section 8.01 (a) (ii) or (iii) above or if this Agreement is automatically terminated pursuant to Section 8.01 (b) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach and for the provisions of Section 9.01 relating to governing law, Section 9.02 relating to submission to jurisdiction, Section 9.03 relating to waiver of jury trial, Section 10.01 relating to notices, Section 10.06 relating to confidentiality, Section 10.07 relating to press releases and other disclosures, Section 10.08 relating to fees and expenses, Section 10.12 relating to third-party beneficiaries, Section 10.13 relating to broker’s fees and finder’s fees and this Section 8.01) and, therefore, the First Installment together with any interest accrued thereto shall be delivered to the Buyers in accordance with the terms of the Escrow Agreement.

(d)
Effect of Termination under Section 8.01 (a) (iv) and (v) above. If any Party wishes to terminate this Agreement pursuant to Section 8.01 (a) (iv) or (v) above, it must notify so in writing to the non-complying Party providing a cure period of 5 (five) business days to cure the non fulfillment of the obligation. At the expiration of said term if the non-compliance has not been cured, this Agreement shall be automatically terminated and the Parties shall be free of their obligations hereunder, except for: (i) the provisions of Section 4.03 relating to the failure to Close the transactions contemplated in this Agreement; (ii) subject to Section 4.03 nothing herein shall relieve either party from liability for any breach of this Agreement or any agreement made as of the date hereof or subsequent thereto pursuant to this Agreement; and (iii) the provisions of Section 9.01 relating to governing law, Section 9.02 relating to submission to jurisdiction, Section 9.03 relating to waiver of jury trial, Section 10.01 relating to notices, Section 10.06 relating to confidentiality, Section 10.07 relating to press releases and other disclosures, Section 10.08 relating to fees and expenses, Section 10.12 relating to third-party beneficiaries, Section 10.13 relating to broker’s fees and finder’s fees and this Section 8.01.

ARTICLE IX
GOVERNING LAW AND JURISDICTION
SECTION 9.01. Governing Law. This Agreement, and the rights and obligations arising hereunder, shall be governed by, and construed in accordance with, the internal laws of the State of New York, United States of America, without reference to the laws of any other jurisdiction that might be applied because of the conflict of laws rules of the State of New York.
SECTION 9.02. Jurisdiction. Any and all disputes arising out of or relating to the negotiation, execution, interpretation, performance or non-performance of this Agreement shall be exclusively brought in any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City, New York, United States, and any appellate court from any thereof, thus each of the Parties hereby submits to and accepts the exclusive jurisdiction thereto of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out or relating to this Agreement and the transactions contemplated hereby. Each of the parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Nevada as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

SECTION 9.03. Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
ARTICLE X
MISCELLANEOUS
SECTION 10.01. Notices, Addresses. (a) All notices given hereunder shall be in writing and delivered by hand or sent by fax, air courier or registered mail, return receipt requested, as follows:
(i) If to the Sellers, to:
•	Casino Magic Corp., 3800 Howard Hughes, Parkway, Las Vegas, NV 89169, USA
•	Facsimile No.: 702-784-7773
•	Attention: General Counsel
•	With copy to:
Marval, O’Farrell & Mairal: Av. Leandro N. Alem 928, (1001) Buenos Aires, Argentina. Facsimile No.: (54 11) 4310-0200. Attention: Dr. Alberto J. Rivera.
and
Gibson, Dunn & Crutcher LLP: Rua Funchal, 418, 35° andar, São Paulo, SP 04551-060, Brazil. Facsimile No.: +55 (11) 3521-7070. Attention: Lisa Alfaro
(ii) If to the Buyers, to:
•	Correon S.A., Reconquista 144, piso 11, (1003) Buenos Aires, Argentina
•	Facsimile No.: (54 11) 4340-9373
•	Attention: Mr. Federico de Achával

•	With copy to:
Cibils-Labougle-Ibañez, Av. Corrientes 345, piso 9, (1043) Buenos Aires, Argentina Facsimile No.: (54 11) 4327-3800. Attention: Dr. Joaquín Labougle.
(b)
The addresses and facsimile numbers for notifications given pursuant to this Agreement may be changed by means of a written notice given to the other Party at least five (5) days prior to the effective date of such change.

(c)	Any notice delivered hereunder shall be deemed to have been given on receipt.
SECTION 10.02. Amendments; Waivers. This Agreement may be amended only by a written unanimous agreement of all the Parties hereto. Rights hereunder shall not be waived, except pursuant to a writing signed by the Party against which enforcement of the waiver is sought. No failure or delay of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.
SECTION 10.03. Severability. In the case that any provision or part or a provision of this Agreement is declared invalid, not binding or not enforceable, then, such declaration shall be effective only in connection with such provision or part of a provision and therefore shall not impair the validity, binding effects and enforceability of the other parts of such provision and/or the other provisions of this Agreement and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
SECTION 10.04. Entire Agreement. This Agreement (including the Annexes and Schedule hereto) contains the entire agreement between the Parties hereto in connection with all the matters and topics herein mentioned and therefore supersedes, repeals and annuls all prior agreements, commitments, understandings and/or contracts of the Parties hereto whether oral or written, express or implied, with respect to such subject matter.
SECTION 10.05. Assignment. The Parties may not, without the other Party’s prior written express consent, which may be withheld in their sole discretion, assign or transfer any of their rights and/or obligations hereunder, and any such assignment without such prior written consent shall be null and void. Notwithstanding the foregoing, it is agreed that in case this transaction is not approved by the Argentine Antitrust Authority, the Buyers shall be authorized to assign their rights hereunder to any third party they may designate.
SECTION 10.06. Confidentiality. Any information related to the Company and this Agreement as well as any other document or agreement related hereto, will be kept in confidence and not be used for any other purpose. In the event that this Agreement is terminated on or before the Closing Date, then the Buyers shall honor their confidentiality obligation hereunder for a period of five (5) years counted as from the date of the termination of this Agreement. The confidentiality obligation hereunder shall not apply to filings to be made by the Buyers or the Sellers (including Pinnacle Entertainment, Inc.) with or any other filing required by or from the U.S. Securities and Exchange Commission, the Louisiana Gaming Control Board, the Indiana Gaming Commission, the Missouri Gaming Commission, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the City of Reno, Nevada gaming authorities, the New Jersey Casino Control Commission, or any other state securities commission or gaming authority or liquor authority or regulatory agency or any Governmental Body.

SECTION 10.07. Press Release. The Sellers and the Buyers will not issue, unless required by law or by the rules of any stock exchange or Governmental Body, any press release or make any other disclosure of this Agreement (or the existence hereof) or of any other document or agreement related hereto, without the prior approval of the other Party hereto, provided that the Sellers may at any time disclose this Agreement or any other document or agreement related hereto within their group of affiliates and provided further that each Party may disclose this Agreement or any other document or agreement related hereto to its attorneys, accountants and other advisors who have a duty of confidentiality.
SECTION 10.08. Expenses. Except as otherwise set forth herein, each Party shall pay its own expenses (including, without limitation, attorneys’ and accountants’ fees and expenses) incident to the preparation and performance of this Agreement, whether or not it is consummated.
SECTION 10.09. Taxes. Any and all taxes arising from this Agreement and the transactions contemplated hereby shall be borne by the Party liable for the same under the applicable law. Any stamp tax, if applicable, shall be split equally between Buyers and Sellers.
SECTION 10.10. Payments. All payments made hereunder shall be made exclusively in Dollars.
SECTION 10.11. Survival of Representations and Warranties. All representations and warranties made by any Party contained in this Agreement, any Annex, Schedule or other document or certificate delivered pursuant hereto or made in writing by or on behalf of a Party in connection with the transactions contemplated by this Agreement, shall survive the execution and delivery of this Agreement for a period of thirty (30) months from the Closing Date; provided however that the representation and warranty related to the issuance of a promissory note under Law Decree N° 5965/63 by the Seller shall survive for a period of thirty six months from the Closing Date.
SECTION 10.12. Third-Party Rights. This Agreement is not intended to confer any benefits upon, or create any rights or remedies in favor of, any person or entity other than the Parties and their respective successors and permitted assigns.
SECTION 10.13. Broker’s or Finder’s Fee. The Parties acknowledge that there are no broker’s or finder’s fees for the benefit of any third party related to this Agreement or the transactions contemplated hereunder, hired by one Party that may have to be paid by the other Party. The Sellers have engaged Merrill Lynch as their financial advisor in connection with the transactions contemplated hereunder, therefore all amounts due to Merrill Lynch shall be borne by the Sellers.

SECTION 10.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement, and all of which, when taken together, shall be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission or e-mail shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original agreement for all purposes. Signatures of the parties transmitted by facsimile or e-mail shall be deemed to be their original signatures for any purpose whatsoever.
SECTION 10.15. Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.
SECTION 10.16. Incorporation of Annexes. The Annexes and Schedule identified in this Agreement are incorporated herein by reference and made a part hereof.
SECTION 10.17. Joint and Several Liability. Each of the Sellers and/or the Buyers shall be jointly and severally liable for any obligations of each of them under this Agreement.
[SIGNATURES APPEAR ON NEXT PAGE]

IN WITNESS HEREOF the Parties hereto, have caused this Agreement to be signed on their behalf on this 29 day of April, 2010.

CASINO MAGIC CORP.

By:	/s/ Alberto J. Rivera

Name:	Alberto J. Rivera

Title:	Representative

CASINO MAGIC MANAGEMENT SERVICES CORP.

By:	/s/ Alberto J. Rivera

Name:	Alberto J. Rivera

Title:	Representative

CASINO CLUB S.A.

By:	/s/ Cristóbal Lopez

Name:	Cristóbal Lopez

Title:	Presidente

CORREON S.A.

By:	/s/ Federico Miguel de Achával

Name:	Federico Miguel de Achával

Title:

COMPAÑÍA GERENCIADORA DE INVERSIONES S.A.

By:	/s/ Federico Miguel de Achával

Name:	Federico Miguel de Achával

Title:

DA SILVANO S.A.

By:	/s/ Nestor A. Camino

Name:	Nestor A. Camino

Title:	Presidente

ANNEX 1.01(i)
Financial Statements

CASINO MAGIC NEUQUÉN S.A.
Annual Report and Financial Statements as of
December 31, 2009 as against 2008.
Independent Auditor’s Report and
the Statutory Audit Committee’s Report

ANNUAL REPORT
(Information neither revised nor included in the Independent Auditor’s Report)
To the Shareholders of
CASINO MAGIC NEUQUÉN S.A.:
Neuquén,
                    ,  _____  2010
THE BOARD OF DIRECTORS

CASINO MAGIC NEUQUÉN S.A.
Principal Office: Buenos Aires 373 — Piso 3°,
Neuquén — Province of Neuquén, Argentina
FISCAL YEAR No. 16 STARTING ON JANUARY 1, 2009
FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2009
AS AGAINST 2008

Company’s main activity:	Operation and general administration of game rooms in the cities of Neuquén, San Martín de los Andes, Junín de los Andes, Copahue and Caviahue, in the Province of Neuquén.
Date of registration with Argentine Companies Registrar:
• Articles of Incorporation: May 10, 1995.
• Bylaws (Last Amendment): March 26, 1998.
Registered with Argentine Companies Registrar of the Province of Neuquén under No. 93, Page 386/397, Volume II, Year 1995
Articles of Incorporation effective until May 10, 2094.
Tax ID No. [C.U.I.T.] 30-67271753-8.
Parent company (See Note 1.b):
• Corporate name: Casino Magic Corporation.
• Principal office: 580 International Center — 900 Second Avenue — Minneapolis, 55402 — Minnesota, United States of America
• Interest in the capital stock and voting rights: 97%.
COMPOSITION OF CAPITAL (See Note 6)
(Denominated in Argentine pesos — Note 3.II)

	Subscribed,	Subscribed,
	issued, paid-in,	issued, and
Classes of shares	registered	paid-in
Non-endorsable shares of common stock, each with a par value of $1 and entitling the holder to one vote	560,000	3,357,000

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
BALANCE SHEET

FOR THE YEAR ENDED DECEMBER 31, 2009

AS AGAINST 2008

(Denominated in Argentine Pesos — Note 3.II)

	2009	2008
ASSETS
CURRENT ASSETS
Cash and cash equivalents (Note 4.a)	19,221,549	17,139,344
Trade receivables	1,058,626	1,025,024
Other receivables (Note 4.b)	1,983,659	2,583,361
Inventories	491,776	370,415
Other assets	500,141	569,601

Total Current Assets	23,255,751	21,687,745

NON-CURRENT ASSETS
Other receivables (Note 4.b)	6,871,541	6,737,369
Fixed assets (Note 4.c)	70,850,599	75,694,078
Intangible assets (Annex II)	333,332	374,999

Total non-current assets	78,055,472	82,806,446

Total assets	101,311,223	104,494,191

LIABILITIES
CURRENT LIABILITIES
Trade payables (Note 4.d)	4,828,465	3,302,960
Companies — Section 33 — Law No. 19550 (Note 5)	34,729,845	26,531,559
Payroll and social security taxes (Note 4.e)	8,352,646	7,500,561
Tax liabilities (Note 4.f)	1,358,835	1,540,472

Total current liabilities	49,269,791	38,875,552

NON-CURRENT LIABILITIES
Companies — Section 33 — Law No. 19550 (Note 5)	8,916,819	13,840,000
Tax liabilities (Note 4.f)	5,668,836	6,197,826
Provision for contingencies (Annex III)	551,942	1,114,560

Total non-current liabilities	15,137,597	21,152,386

Total liabilities	64,407,388	60,027,938

EQUITY (as in the corresponding statements)	36,903,835	44,466,253

Total liabilities and equity	101,311,223	104,494,191

Notes 1 to 10 and Annexes I to VII
are an integral part of these financial statements.
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2009
AS AGAINST 2008
(Denominated in Argentine Pesos — Note 3.II)

	2009	2008

SALES AND SERVICES INCOME (Note 4.g)	135,152,288	127,011,378

OPERATING EXPENSES (Annex VII)	(91,731,747)	(80,734,683)

COST OF GOODS SOLD (Annex VI)	(4,706,978)	(4,614,594)

Gross income	38,713,563	41,662,101

ADMINISTRATIVE EXPENSES (Annex VII)	(13,182,744)	(10,993,388)

MARKETING EXPENSES (Annex VII)	(10,930,931)	(10,522,699)

INTEREST AND FINANCIAL NET PROFIT/LOSS (Note 4.h)	(2,847,073)	(10,272,671)

Net income before income tax	11,752,815	9,873,343

INCOME TAX (Note 7)	(6,624,578)	(12,831,761)

Net Profits/(Loss)	5,128,237	(2,958,418)

Notes 1 to 10 and Annexes I to VII
are an integral part of these financial statements.
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
STATEMENT OF CHANGES IN EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2009
AS AGAINST 2008
(Denominated in Argentine Pesos — Note 3.II)

	2009
	Contributions from owners
			Additional	Contributions
	Share	Adjustment	paid-in	from
	capital	of capital	capital	Shareholders	Subtotal

Opening balance	3,917,000	4,635,028	2,707,769	—	11,259,797
Distribution of Dividends (1)	—	—	—	—	—
Contributions from Shareholders (Note 3.III.k)	—	—	—	1,256,375	1,256,375
Net Profit/(Loss)	—	—	—	—	—

Closing balance	3,917,000	4,635,028	2,707,769	1,256,375	12,516,172

	2009				2008
	Accumulated Profit/(Loss)
	Statutory	Undistributed
	reserve	profits	Subtotal	Total	Total

Opening balance	1,710,406	31,496,050	33,206,456	44,466,253	47,424,671
Distribution of dividends (1)	—	(13,947,030)	(13,947,030)	(13,947,030)	—
Contributions from Shareholders (Note 3.III.k)	—	—	—	1,256,375	—
Net Profit/(Loss)	—	5,128,237	5,128,237	5,128,237	(2,958,418)

Closing balance	1,710,406	22,677,257	24,387,663	36,903,835	44,466,253

(1)	Distribution of dividends in accordance with the Minutes of the Special Shareholders Meeting of January 9, 2009
Notes 1 to 10 and Annexes I to VII
are an integral part of these financial statements.
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
CASH FLOW STATEMENT (1)
FOR THE YEAR ENDED DECEMBER 31, 2009
AS AGAINST 2008
(Denominated in Argentine Pesos — Note 3.II)

	2009	2008
OPERATING CASH FLOW
Net Profit/(Loss)	5,128,237	(2,958,418)
Adjustments to reconcile net profit/(loss) with operating cash flow
- Fixed assets depreciation	9,982,993	10,291,766
- Provision for fixed assets obsolescence	—	3,825,023
- Intangible assets depreciation	41,667	41,667
- Fixed assets retirement	256,630	—
- Income tax	6,624,578	12,831,761
- Variation in provisions	1,408,245	344,568
- Interest accrued	767,830	—

Changes in assets and liabilities
- Trade receivables	(1,188,632)	(294,171)
- Other receivables	465,530	329,178
- Inventories	(121,361)	(85,782)
- Other assets	69,460	(263,806)
- Trade payables	873,034	429,910
- Payroll and social security taxes	852,085	560,209
- Tax liabilities (2)	(7,486,476)	(14,523,375)
- Companies — Section 33 — Law No. 19550	6,756,558	(4,153,470)
- Use of provision for contingencies	(815,833)	(2,185,534)

Operating net cash flow	23,614,545	4,189,526

CASH FLOW FROM INVESTING ACTIVITIES
- Acquisition of fixed assets (3)	(4,743,673)	(13,791,861)

Net cash flow from investing activities	(4,743,673)	(13,791,861)

CASH FLOW FROM FINANCING ACTIVITIES
- Payment of interest	(271,325)	—
- Payment of loan balance — Companies — Section 33 — Law No. 19550	(15,081,500)	—
- Payment of loan interest — Companies — Section 33 — Law No. 19550	(1,435,842)	—

Net cash flow from financing activities	(16,788,667)	—

Net Increase/(Decrease) in cash	2,082,205	(9,602,335)
Cash opening balance	17,139,344	26,741,679

Cash closing balance	19,221,549	17,139,344

(1)	The term “Cash” shall mean “Cash and cash equivalents”.

(2)	In the years ended December 31, 2009 and 2008, Payments of income tax increased to 7,160,203 and 16,910,311, respectively.

(3)	As of December 31, 2009, 652.471 is pending payment.
Notes 1 to 10 and Annexes I to VII
are an integral part of these financial statements.
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2009

AS AGAINST 2008

(Denominated in Argentine Pesos — Note 3.II)
1.	ACTIVITY, SHAREHOLDERS AND SIGNIFICANT OPERATIONAL ASPECTS
a)	Operational questions — Concession of game rooms- Commitments
On December 5, 1994, by means of Decree No. 2414/94, the Executive Branch of the Province of Neuquén (the “Province of Neuquén”) awarded Casino Magic Corporation a concession for the administration, business operation, repair and provision of supplementary services of the game rooms of the province casino in the cities of Neuquén and San Martín de los Andes, subject to the Bidding Terms and Conditions of National and International Public Bid No. 40/94 (the “Concession”).
On December 20, 1994, Casino Magic Neuquén S.A. (the “Company” or “Casino Magic Neuquén S.A.”), a company controlled by Casino Magic Corporation, was formed for the operation and administration of the game rooms referred to above in its capacity as concessionaire for twelve years from the date of execution of the concession agreement, which may be renewed for ten additional years by the Province of Neuquén provided certain conditions are met.
On December 21, 1994, the concession agreement (the “Concession Agreement” or the “Concession”) was signed by the Province of Neuquén. The Concession Agreement set forth the following terms and conditions, among others:
•
In addition to the initial concession fee paid, the Company must pay a monthly fee equivalent to 5% of the company’s monthly net income average of the previous year. The monthly fee will be calculated annually and in no case may be lower than US$220,000 per month.

•
The Company must ensure the proper and permanent operation of all elements, systems and facilities of the province casino and may do such modifications and redesigning works as it may deem convenient, prior notice sent to the control committee. All maintenance-related costs shall be borne by the Company during the Concession.

•
The property transferred to the Company at the beginning of the Concession and the buildings, additions, improvements and betterments made by the Company on such property shall be transferred to the Province of Neuquén at no cost at the end of the Concession.

•
The founding partners must retain control of Casino Magic Neuquén S.A. during the concession, holding an interest in the capital stock and voting rights which may not be lower than fifty one per cent (51%).

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
On January 3, 2003, the Province of Neuquén issued a resolution authorizing the Company to operate and market the activities of the newly-opened game room in the city of Junín de los Andes, subject to the same terms and conditions set forth under the Concession Agreement.
On August 14, 2003, Casino Magic Neuquén S.A. and the Province of Neuquén reached an agreement and signed a Letter of Intent (the “2003 Letter of Intent”), subsequently approved by means of Decree No. 1153/03 issued by the Government of Neuquén. The main terms and conditions of the Letter of Intent include the following:
a)
The Concession may be extended for 10 additional years until December 20, 2016, provided the Company (i) invests in the construction of a new game room in the City of Neuquén in an amount exceeding 10,000,000 plus net profits (defined as the net profit/(loss) before deducting (i) intangible assets depreciation; and (ii) the lease of slot machines, royalties and expenses paid to the parent company, associated or related companies of the economic group) of Casino Magic Neuquén S.A. over fiscal years 2003, 2004, 2005 and 2006, to be finished before December 30, 2006; and (ii) makes an annual contribution of 50,000 as a gift for the implementation of sports, culture and education scholarships during the Concession.

b)
The Concession may be renewed for five more years provided the Company (i) invests at least 5,000,000 in the construction of a 3-star (or above) hotel in any city of the Province of Neuquén, to be finished within 36 months from December 21, 2006; and (ii) makes an annual contribution of 50,000 as a gift for the implementation of sports, culture and education scholarships during the Concession.

c)	Increase of the monthly fee to be paid (now amounting to 240,000 per month).
The Province of Neuquén guaranteed to the Company that during the extension term of the Concession all provincial taxes accrued on casino-related activities would not be increased as a result of a rise in the applicable rates, the creation of new taxes on the company’s activities or changes in applicable provincial tax laws and regulations.
In 2003, the Company started the construction of the new game room in the City of Neuquén, which was opened in mid-2005. Consequently, the Company has returned possession to the Government of Neuquén of the property granted under the Concession. From the date of transfer of possession, the Company has been operating the game room at its own premises, located in Teodoro Planas 4005, in the City of Neuquén. The Company submitted to the Government of Neuquén documentation proving compliance with all investments agreed. On March 13, 2006, the request for an extension of the Concession for ten additional years was granted.
In December 2006, the Company started the preliminary works for the construction of a hotel in the lot where the new casino is located, as part of the investments agreed upon with the Government of Neuquén towards a five-year additional extension of the Concession term. The works continued in 2007 and 2008, and the 5-star hotel, consisting of 32 rooms, was opened in June 2008. The Company has requested an extension of the Concession term of at least 5 years, which has not yet been granted by the Province at the date of issuance of these financial statements.
As provided for in the Concession Agreement, the Company has complied with all statutory labor obligations in connection with its employees, including the payment of any compensation that may have been applicable as a result of the end of the Concession. In this regard, future real obligations will depend on the final result of the possible scenarios, including (i) that the Company is granted another extension of the Concession term, (ii) that the employees are transferred to the new concessionaire; (iii) that the Government of Neuquén continues operating gambling activities, assuming all statutory labor obligations towards its employees at the end of the Concession.
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
Thus, the Company and its legal advisors believe the eventual obligations referred to above should be evaluated when further evidence on the most probable scenario has been collected, which would likely occur at a time closer to the end of the Concession.
On January 26, 2006, the Province of Neuquén issued a resolution authorizing the Company to operate and market the activities of a new game room in the cities of Copahue and Caviahue for 12 years, subject to terms and conditions similar to those under the Concession Agreement. In connection with the Copahue and Caviahue license, although the Company started to operate in both cities, the construction works of the casino in the city of Cavihaue have not started yet.
On July 11, 2008, the Company received a notice from the Government of Neuquén related primarily to the renegotiation of the monthly fee (now equivalent to 5% of gambling net income calculated on the monthly income average of the previous year). On September 4, 2008, the Company replied the notice of July 11, 2008. On August 4, 2009, the Company received another notice from the Government of Neuquén, which was replied, in turn, by the Company on August 13, 2009. As of the date of issuance of these financial statements, the Company is still negotiating with provincial authorities on different aspects of the license, including its term and fee.
b)	Shareholders
Parent Company
Due to changes in the block of shares of Casino Magic Corporation, its share in Casino Magic Neuquén S.A. has been modified after the formation of the Company. However, its interest share has never been lower than that established under the Concession Agreement.
On January 9, 2007, Casino Magic Corporation transferred 2.99% of its shares to Casino Management Services Corporation. As a result of this transfer, Casino Magic Corporation now holds 97% of shares and voting rights of the Company, and Casino Magic Management Service Corporation holds the remaining 3%.
As of December 31, 2009 and 2008, Casino Magic Corporation held 97% of the capital stock and voting rights of Casino Magic Neuquén S.A.
Indirect parent company
As of December 31, 2009 and 2008, Pinnacle Entertainment Inc., a company organized in the United States of America, indirectly holds 100% of the capital stock and voting rights of Casino Magic Neuquén S.A.
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
2.	LEGAL ASPECTS
a)	Inspection of the Argentine Customs Authority (Administración Nacional de Aduanas — “ANA”)
On February 15, 1996, the Argentine Customs Authority — Neuquén Offices, through Order to Seizure INVPR 3/96, seized all slot machines in the Company’s game room in the City of Neuquén, with the right to use them.
The Argentine Customs Authority requested the Company to submit documentation on the import of the slot machines and asked for grounds for the accounting treatment of the slot machines leased by the Company. In reply to the Order to Seizure, on February 19, 1996, Casino Magic Neuquén S.A., submitted to the Argentine Customs Authority the documentation requested and provided reasons for the accounting treatment of the slot machines leased by the Company, in full compliance with the Argentine Customs Authority’s requests.
Likewise, on September 6, 2004, Casino Magic Neuquén was dismissed with prejudice from a criminal case brought by the Argentine Customs Authority-Neuquén Offices. Thus, no criminal action may be brought again on the same cause of action.
The case has remained unchanged since 2004. As of the date of issuance of these financial statements, a final decision on the value of the slot machines has not yet been rendered. Notwithstanding this, given that the Argentine Customs Authority has admitted the reasonableness of the values used in the payment of taxes, the Board of Directors of the Company and its legal advisors believe that the financial position and the operations will not be significantly affected.
The final resolution referred to above may not be determined with certainty as of the date of issuance of these financial statements, which include no adjustment related to the registration of additional liabilities that may arise from the situation above.
b)	Merger with Casino Magic Support Services S.A.
On November 26, 2003, the Board of Directors of Casino Magic Neuquén S.A. decided to engage in a merger by acquisition with Casino Magic Support Services S.A., effective from January 1, 2004, approved by the Shareholders at the Shareholders Meeting of December 1, 2004. All documents and proceedings required by law to register the merger with the competent control authority are in the process of registration with the Board of Legal Entities and the Companies Registrar of the Province of Neuquén. As of the date of issuance of these financial statements, registration has not been completed yet.
On July 16, 2009, by means of Resolution No. 500/2009, the Argentine Tax Bureau (Administración Federal de Ingresos Públicos, “AFIP”), denied the reorganization of Casino Magic Support Services S.A. and Casino Magic Neuqueén S.A. on the grounds that one of the statutory requirements under Section 105 of the regulatory decree of Income Tax Law has not been complied with.
On August 14, 2009, the Company filed an appeal under Section 74 of the Regulatory Decree of Law No. 11683, requesting the stay of enforcement of the judgment on appeal pursuant to Section 12 of Law No. 19549. As of the date of issuance hereof, the appeal is still pending resolution.
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
As informed by the Company’s tax advisors, the outcome of the administrative proceeding is uncertain. If the Argentine Tax Bureau denies the appeal, a judicial review of an administrative act may be requested. A decision rendered in a judicial review proceeding is more likely to be favorable to the Company.
The Company’s Board of Directors and its advisors believe that as of the date of issuance hereof it is hard to evaluate the effects to the Company if the merger is not registered with the entities above.
c)	Third parties’ transactions in a Company’s bank account abroad

During the first quarter of 2007, the Board of Directors became aware that one of the Company’s bank checking accounts had been used to transfer funds from third parties without authorization, in an amount near 5 million.

The Board of Directors and its legal advisors believe that as of the date of issuance hereof it is hard to evaluate the effects to the Company arising from those transactions and, thus, included no adjustment in the financial statements. However, a global estimation of the tax effects that may result from the transactions above may reach an amount near 3.6 million, without interest or fines. In addition, there might be violations to the exchange regime, imposing fines ranging from 0 to 10 times the amount of the transactions above, as provided in the applicable rules.

d)	Administrative proceedings commenced by the Central Bank of Argentina

In February 2005, the Central Bank of Argentina brought an administrative proceeding against the Company for the alleged violation of Section 1(e) and (f) of the Exchange Criminal Regime under Law No. 19359, due to a current investment by the Company in 2002 with the Bank of America N.A. (“BOFA”).

In June 2008, the Central Bank of Argentina informed the Company that, based on Resolutions No. 178/08 and 27/05, the Company was dismissed with prejudice from the administrative proceeding above.

e)	Other legal aspects

On February 1, 2007, the Company was summoned of a complaint filed by an individual against Casino Magic Neuquén S.A. for damages in the amount of 1,500,000 for the alleged harm caused by the Company for its failure to detect, prevent or support an alleged compulsive gambling addiction suffered by the plaintiff (compulsive gambling).

As of the date of issuance hereof, the case has been set ready for trial. The Company’s Board of Directors and its legal advisors are uncertain of the potential outcome of this proceeding. The Company has included no provision at all in the financial statements in connection with this claim.

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
3.	PRESENTATION OF FINANCIAL STATEMENTS
I.	Applicable professional accounting standards
The financial statements have been prepared in accordance with the valuation and presentation guidelines under the Technical Resolutions issued by the Argentine Federation of Accounting Associations (“FACPCE”) as amended by the Accounting Association of Neuquén (“CPCEPN”).
The preparation of the financial statements in accordance with the accounting standards requires that all estimates and cases affecting the balances assets and liabilities and contingent assets and liabilities as of the date of the financial statements be approved by the Company’s Board of Directors. Final figures may differ from those presented herein.
II.	Denomination in constant currency
Professional accounting standards applicable in the Province of Neuquén, Argentina, provide that financial statements must be denominated in constant currency. In a currency stability context, nominal currency is used as constant currency, but in an inflation or deflation scenario, financial statements must be denominated in the currency representing the purchasing power as of the date to which they correspond, accounting for any variations in the domestic wholesale price index (DWPI) published by the Argentine Statistics and Census Bureau (Instituto Nacional de Estadística y Censos — “INDEC”) in accordance with the denomination method under Technical Resolution (RT) No. 6 of the Argentine Federation of Accounting Associations.
By means of Decree No. 664/03, the National Executive Branch suspended the preparation of financial statements in constant currency from March 1, 2003 onwards. Accordingly, the Accounting Association of Neuquén resolved that financial statements need not be denominated in constant currency from October 1, 2003. Due to the minor variation in the domestic wholesale index price during the periods covered, the Company’s Board of Directors decided not to denominate its financial statements in constant currency from December 31, 2002.
Failure to recognize the variations in the currency purchasing power until October 1, 2003, had a slight impact, with respect to these financial statements.
III.	Estimation criteria
The main estimation criteria applied for the preparation of these financial statements were the following:
a)	Cash and cash equivalents
•	In local currency, at its nominal value.

•	In foreign currency, converted at the exchange rate effective at the closing of every year for the estimation of these transactions. Details of transactions are attached hereto as Annex IV.
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
b)	Cash receivables and liabilities from the sale or purchase of goods and services: accounting valuation from cash transactions. This estimation does not differ significantly from its nominal value.

Receivables and liabilities in foreign currency were converted at the exchange rate effective at the closing of the year. Transactions details are attached hereto as Annex IV.

c)
Other receivables and liabilities in currency not included in paragraph (b) above: at the accounting valuation obtained from calculating the deducted value of cash flow arising from assets and liabilities, at the domestic rate of return determined at the initial estimation, which does not significantly differ from its nominal value.

Receivables and liabilities in foreign currency were converted at the exchange rate effective at the closing of the year. Transactions details are attached hereto as Annex IV.

d)
Inventories and Other Assets have been estimated at their cost of acquisition, which does not differ significantly from the cost of restocking at the closing of the year. Their values are not higher than their realizable value.

e)
Fixes assets are estimated at their cost of acquisition denominated as set forth in Section II above, net of all accumulated depreciations calculated from the date of start-up or authorization to use each asset, as may be applicable.

Fixed assets depreciation was calculated by applying the straight-line method based on the estimated useful life years of the items forming this entry, as provided for under Annex I and considering the market value at the end of their estimated useful life.

As of December 31, 2008, the Company had slot machines which were out of order, totaling an amount of 3,825,023. The Company’s Board of Directors, based on the available information, registered a provision for loss of value of fixed assets as of such date in the total amount registered. As of December 31, 2009, the Company has decided to keep this provision.

Fixed assets’ scrap value, as a whole, is not higher than the realizable value.

f)
Intangible assets are the initial fee paid to the Province of Neuquén for the award of the Concession for the operation of game rooms in the cities of Neuquén, Copahue and Caviahue, estimated at their cost of acquisition and denominated as specified in Section II above, if applicable, net of any accumulated depreciations, calculated from the date of acquisition following the straight-line method over 12 years.

The value of intangible assets does not exceed their realizable value.

g)	Provisions:

Deducted from Assets
•	Provision for bad debts: this provision has been created to reduce the estimation of trade receivables to their realizable value based on the seniority of such debts.

•
Provision for fixed assets obsolescence: this provision has been created to reduce the book value of certain slot machines that were out of order and included in the item Fixed Assets (see paragraph (e) above) to their most likely realizable value.

•
Provision for doubtful debts of deferred tax net assets: this provision has been created to reduce the value of the deferred tax net assets to the most likely realizable value based on tax and financial projections prepared by the Board of Directors. See paragraph (j) and further notes to deferred tax in Note 7.

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

Included in Liabilities
•
Provision for contingencies: this provision has been created to address contingent situations that may create obligations binding upon the Company. In the estimation of the amounts, the Board of Directors has evaluated the possibility of these contingences to come true as well as the opinion of its advisors on this matter.

h)	Equity: equity accounts have been denominated as established in Section II above, except for the account “Social Capital”, which has been denominated under “Adjustment of Capital”.

i)	Profit/(Loss) account:
•	Income and expenses are registered in the profit/(loss) statement as they became due.

•	Accounts accumulating currency transactions are denominated at their nominal value.

•	Charges for use of non-currency assets, estimated at their cost of acquisition, have been denominated based on the date of acquisition, as established in Section II above.

•
The account “Interest and Financial Net Profit/(Loss)” includes (a) exchange differences arising from assets and liabilities in foreign currency; (b) interest; (c) profit /(loss) resulting from estimation of assets and liabilities at their present value; and (d) other financial income and expenses.

j)
Income tax and mininum income tax. The Company estimates income tax for accounting purposes by applying the deferred tax method, consisting of recognizing the tax effects of temporary differences between the accounting and tax value of assets and liabilities, at the applicable rate of 35% under the Income Tax Law and subsequently charging it to the profit/(loss) of the years when they reverse.

Minimum income tax is considered supplementary of income tax. While income tax is levied upon tax earnings of the year, minimum income tax consists of a minimum charge on potential earnings of certain productive assets at a 1% rate, in such a way that the Company’s tax liabilities will be match the highest of either income tax or minimum income tax. However, if at a given fiscal year, minimum income tax is greater than income tax, such difference may be charged as a payment on account of any surplus of income tax above the minimum income tax that may arise in any of the following ten fiscal years.

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.

The Board o f Directors considers the estimations to assess the possibility of realization of deferred assets. The possibility of realization of deferred assets depends on whether the Company is able to generate sufficient tax earnings during the periods when it is expected to deduct such temporary differences. On the basis of these estimations, the Company evaluates the period of reversal of differed taxes, expected tax earnings and fiscal strategies. In accordance with applicable rules, the Company must recognize a deferred asset when it may be realized. As of December 31, 2009 and 2008, the Company has created a provision for deferred assets unlikely to be realized, in an amount of 1,942,630 and 1,956,299, respectively.

As of December 31, 2008 and 2009, income tax charge was greater than minimum income tax charge and was charged to the profit/(loss) statement under “Income Tax”.

In view of the tax holiday granted under Law No. 26,476, the Company decided to apply for a tax holiday in relation to some items previously deducted from income tax, due to a new analysis on the deductibility thereof at the closing of fiscal year 2008. The applications have been registered accordingly.

k)
Incentive plan: it has been estimated by applying the criterion under International Financial Reporting Standard No. 2 (“IFRS 2”) issued by the International Accounting Standards Board, and Interpretation No. 11 issued by the International Financial Reporting Interpretations Committee (“IFRIC 11”). Such rules require the linear recognition in the income statement of the charges accrued for such incentives, valued as of the date of granting, and a contra-entry included in an equity account.

IV.	Comparison of financial statements

Minor reclassifications on the figures of the financial statements as of December 31, 2008 have taken place. For presentation consistency purposes, all changes have been presented as against 2008 values.

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
4.	COMPOSITION OF MAIN ITEMS

The composition of the main items of the Company’s financial statements for the year ended December 31, 2009 and 2008 is the following:

	2009	2008
a) Cash and cash equivalent
Cash (1)	4,486,987	2,870,976
Cash equivalents (2)	14,734,562	14,268,368

	19,221,549	17,139,344

(1)	It includes 1,356,381 and 298,265 in foreign currency as of December 31, 2009 and 2008, respectively (Annex IV).

(2)	It includes 10,588,801 and 11,769,071 in foreign currency as of December 31, 2009 and 2008, respectively (Annex IV).

b) Other receivables
Current receivables
Value added tax positive balance	1,198,662	1,403,927
Expenses paid in advance	732,172	1,074,569
Miscellaneous	52,825	104,865

	1,983,659	2,583,361

Non current
Value added tax positive balance	3,790,556	4,610,235
Deferred tax net assets (Note 7)	3,080,985	2,127,134

	6,871,541	6,737,369

c) Fixed assets
Scrap value (Annex I)	74,558,083	79,519,101
Goods in transit	117,539	—
Provision for fixed assets obsolescence (Annex III)	(3,825,023)	(3,825,023)

	70,850,599	75,694,078

d) Trade payables
Common suppliers (1)	4,540,970	3,071,286
Miscellaneous	287,495	231,674

	4,828,465	3,302,960

(1)	It includes 334,756 and 240,673 in foreign currency as of December 31, 2009 and 2008, respectively (Annex IV).
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

	2009	2008
e) Payroll and social security taxes
Provision for holidays	3,076,826	2,783,631
Social security taxes payables	2,572,224	2,295,341
Wages payables	2,385,922	1,951,877
Provision for other compensations to the personnel	317,674	469,712

	8,352,646	7,500,561

Current
Provision for income tax (including the Special Credit Terms Plan for the payment of income tax)	782,659	725,695
Income tax	156,293	261,216
Other taxes	419,883	553,561

	1,358,835	1,540,472

Non current
Special Credit Terms Plan for the payment of income tax	5,666,836	6,197,826

	Profit/(Loss)
g) Sales and services income
Game room income	121,230,933	113,659,220
Food and beverage	11,939,641	11,480,712
Hotel	1,981,714	1,871,446

	135,152,288	127,011,378

f) Interest and financial net profit/(loss)
Discount of assets and liabilities	510,309	(1,466,061)
Exchange differences	(1,810,410)	(1,784,872)
Interest (1)	(752,314)	(2,245,566)
Loss of value of fixed assets	—	(3,825,023)
Miscellaneous	(794,658)	(771,149)

	(2,847,073)	(10,272,671)

(1)	It includes (345,234) and (885,862) as interest under Companies — Section 33 — Law No. 19550, as of December 31, 2009 and 2008, respectively.
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
5.	BALANCE AND TRANSACTIONS WITH COMPANIES — SECTION 33 — LAW No. 19550

Intellectual property license agreement and others

On September 17, 2009, the Company agreed with its parent company Casino Magic Corporation to terminate the agreements for Technical Assistance and Transfer of Use of Trademark and Trade Name as from January 1, 2008. Likewise, on the same date, the Company executed an Intellectual Property License Agreement with Pinnacle Entertainment Inc., effective from January 1, 2009 until the end of the Concession. Under this License Agreement, the Company agreed to pay an amount equivalent to 6% of monthly net income in turn.

Loan agreement with Pinnacle Entertainment Inc.

On February 8, 2005, the Company obtained a loan from Pinnacle Entertainment Inc. in the amount of US$ 4,000,000, accruing interest at a LIBO annual rate of +4%. As of December 31, 2009, the Company has paid the entire loan, plus interest.

The balance and transactions with Companies — Section 33 — Law No. 19550 as of December 31, 2008 and 2009 and for the years ended at those dates are detailed hereinbelow:

	2009	2008
a) Balances
Liabilities — Casino Magic Corporation
Current liabilities
Dividends payables	19,039,130	5,092,100
Royalties for the use of trademarks (Annex IV)	2,767,945	2,507,092
Administrative wages (Annex IV)	—	5,068,682
Technical assistance (Annex IV)	4,774,998	4,324,998
Reimbursable expenses (Annex IV)	—	2,111,883
Acquisition of slot machines and game signs (Annex IV)	—	6,448,530

Subtotal	26,582,073	25,553,285

Liabilities — Pinnacle Entertainment Inc.
Current liabilities
Royalties for the use of trademarks (Annex IV)	8,147,772	—
Loan interest payables (Annex IV)	—	978,274

Total current liabilities	34,729,845	26,531,559

Liabilities — Casino Magic Corporation
Non-current liabilities
Administrative wages (Annex IV)	6,313,442	—
Reimbursable expenses (Annex IV)	2,000,138	—
Acquisition of slot machines and game signs (Annex IV)	603,239	—

Subtotal	8,916,819	—

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.

	2009	2008
Liabilities — Pinnacle Entertainment Inc.
Non-current liabilities
Loans (Annex IV)	—	13,840,000

Total non-current liabilities	8,916,819	13,840,000

b) Operations
Casino Magic Corporation
Acquisition of slot machines and game signs	(426,809)	(429,542)
Royalties for the use of trademarks (Annex VII)	—	(2,511,017)
Administrative wages (Annex VII)	(1,630,380)	(1,472,155)
Technical assistance (Annex VII)	—	(3,766,530)

	(2,057,189)	(8,179,244)

Pinnacle Entertainment Inc.
Royalties for the use of trademarks (Annex VII)	(8,204,288)	—
Loan interest	(345,234)	(885,862)

	(8,549,522)	(885,862)

6.	SOCIAL CAPITAL

As of December 31, 2009 and 2008, the paid-in and subscribed capital amounts to 3,917,000. Last capital increase in the amount of 3,357,000 is still pending registration before the Companies Registrar of the Province of Neuquén.

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
7.	FURTHER INFORMATION ON DEFERRED TAX

Deferred tax balances as of December 31, 2009 and 2008 are the following:

	2009	2008
Assets / (Liabilities)

Royalties for the use of trademarks	2,281,376	—
Provision for fixed assets obsolescence	1,338,758	1,338,758
Fixed assets	985,533	1,116,326
Discount of assets and liabilities	923,844	1,102,452
Provision for contingencies	193,180	390,096
Provision for bad debts	65,032	38,503
Provisions	18,585	199,426
Fixed assets — Adjustment for inflation	(782,693)	(782,693)
Interest	—	680,565

Subtotal	5,023,615	4,083,433
Provision for doubtful debts of deferred tax net assets (Annex III)	(1,942,630)	(1,956,299)

Deferred tax net assets	3,080,985	2,127,134

Conciliation between income taxed charged to profit/(loss) for years ended December 31, 2009 and 2008, and which would result from applying the tax rate to profit/(loss) before taxes is the following:

	2009	2008
Income tax estimated at a tax rate (35%) on profit/(loss) before taxes	4,113,485	3,455,670
Permanent differences:
- Non-deductible royalties	661,643	875,541
- Bad debts	379,101	—
- Reimbursement of expenses	810,152	830,438
- Technical assistance expenses	157,500	1,286,788
- Miscellaneous	516,366	196,514

Subtotal	6,638,247	6,644,951
- Variation in the provision for Provision for doubtful debts of deferred tax net assets	(13,669)	3,689,500
- Effect of Income Tax — Law No. 26476 and difference of provision year 2007	—	2,497,310

Income tax charged to profit/(loss)	6,624,578	12,831,761

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
8.	RESTRICTIONS TO THE DISTRIBUTION OF UNDISTRIBUTED PROFITS

In accordance with Law No. 25063, dividends to be distributed, either in cash or in kind, exceeding tax earnings accumulated at the closing of the year before the date of payment or distribution, will be subject to a 35% Income Tax withholding, as sole and final payment. For income tax purposes, accumulated tax earnings will be the balance of accounting earnings accumulated as from December 31, 1997, deducting dividends paid, plus tax earnings estimated from January 1, 1998.

Under Law No. 25063, as dividends will be paid on the basis of the distribution of accumulated income as of December 31, 2009, exceeding about 90,196,000, shareholders will be subject to a 35% withholding on any amounts exceeding the sum indicated, as sole and final payment.

9.	AUTHENTICATED BOOKS

For administrative purposes, the financial statements have not yet been transcribed in the Inventory and Balance Sheet Book. Likewise, due to delays in the authentication of the books, the operations from January 1, 2009 to December 22, 2009 have been registered in the General Journals No. 23, 24 and 25, authenticated on November 26, 2009, and December 11 and 22, 2009, respectively.

10.	SUBSEQUENT EVENTS

In January 2010, the Board of Directors of Pinnacle Entertainment Inc. decided inter alia to evaluate alternatives for the sale of its businesses in Argentina. It should be noted that final approval of such sale must be given by the Board of Directors of Pinnacle Entertainment Inc.

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

ANNEX I
CASINO MAGIC NEUQUÉN S.A.
CHANGES IN FIXED ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

AS AGAINST 2008

	2009
	Cost of acquisition
	Opening			Closing
	balance	Increases	Decreases	balance
Land	5,849,667	—	—	5,849,667
Buildings	53,646,596	—	—	53,646,596
Plant and Equipment	25,596,165	2,613,432	(2,948,957)	25,260,640
Facilities/personal property and tools	19,598,192	70,101	(149,095)	19,519,198
Cars	516,886	—	—	516,886
Betterments in leased property	2,348,444	129,203	—	2,477,647
Works in progress	—	2,465,869	—	2,465,869

Total 2009	107,555,950	5,278,605	(3,098,052)	109,736,503

Total 2008	96,298,381	13,791,861	(2,534,292)	107,555,950

(Denominated in Argentine Pesos — Note 3.II)

	2009					2008
	Accumulated depreciations
	Opening				Closing
	balance	Rate	Increases	Decreases	balance	Scrap value	Scrap value
Land	—	—	—	—	—	5,849,667	5,849,667
Buildings	3,954,891	3%	1,578,868	—	5,533,830	48,112,766	49,691,634
Plant and Equipment	11,499,891	20%	4,110,582	(2,715,077)	12,895,396	12,365,244	14,096,274
Facilities/personal property and tools	10,352,099	20%	3,846,984	(126,345)	14,072,738	5,446,460	9,246,093
Cars	356,784	20%	41,259	—	398,043	118,843	160,102
Betterments in leased property	1,873,113	20%	405,300	—	2,278,413	199,234	—
Works in progress	—	—	—	—	—	2,465,869	475,331

Total 2009	28,036,849		9,982,993	(2,841,422)	35,178,420	74,558,083	—

Total 2008	20,279,375		10,291,766	(2,534,292)	28,036,849		79,519,101

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

ANNEX II
CASINO MAGIC NEUQUÉN S.A.
CHANGES IN INTANGIBLE ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

AS AGAINST 2008

(Denominated in Argentine Pesos — Note 3.II)

	2009					2008
	Cost of
	acquisition	Accumulated depreciations
	Opening
	and closing	Opening			Closing	Scrap	Scrap
Main account	balance	balance	Rate	Year	balance	value	value
Initial fee paid — Neuquén	26,041,947	26,041,947	8.33%	—	26,041,947	—	—
Initial fee paid — Caviahue and Copahue	500,000	125,001	8.33%	41,667	166,668	333,332	374,999

Total 2009	26,541,947	26,166,948		41,667	26,208,615	333,332

Total 2008	26,541,947	26,215,281		41,667	26,166,948		374,999

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

ANNEX III
CASINO MAGIC NEUQUÉN S.A.
CHANGES IN PROVISIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

AS AGAINST 2008

(Denominated in Argentine Pesos — Note 3.II)

	2009						2008
	Opening					Closing	Closing
Items	balance	Increases		Decreases		balance	balance
DEDUCTED FROM ASSETS

Provision for bad debts	100,009	1,159,430	(1)	(4,400)		1,265,039	100,009
Provision for doubtful debts of deferred tax net assets	1,956,299	185,757	(2)	(199,426	)(2)	1,942,630	1,956,299
Provision for fixed assets obsolescence	3,825,023	—		—		3,825,023	3,825,023

Total 2009	5,891,331	1,345,187		(203,826)		(7,032,692)	5,891,331

Total 2008	5,115,928	5,611,724	(3)	(4,836,321)

INCLUDED IN LIABILITIES

Provision for contingencies	1,114,560	572,445	(4)	(1,135,063	)(5)	551,942	1,114,560

Total 2009	1,114,560	572,445		(1,135,063	)(5)	551,942

Total 2008	2,955,526	344,568		(2,815,568)			1,114,560

(1)	Charged to “Bad Debts” in Annex VII.

(2)	Charged to “Income Tax” in the Income Statement for the year ended December 31, 2009.

(3)
It includes 1,715,186 and 3,825,023 charged under “Income Tax” and “Interest and Financial Net Profit/(Loss)” of the Income Statement for the year ended December 31, 2008. The remainder was charged to “Bad debts” in Annex VII.

(4)	Charged to “Contingencies” in Annex VII.

(5)	Decreases include 323,630 charged to “Contingencies” in Annex VII. The remainder belongs to uses over the year.
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

ANNEX IV
CASINO MAGIC NEUQUÉN S.A.
ASSETS AND LIABILITIES IN FOREIGN CURRENCY

FOR THE YEAR ENDED DECEMBER 31, 2009

AS AGAINST 2008

	2009					2008
			Effective		Value	Value
	Foreign Currency		exchange		charged in	charged in
	/ amount		rate		pesos	pesos
ASSETS
CURRENT ASSETS
Cash	US$	337,532	3,79	(1)	1,279,246	191,085
	!	5,965	5,47	(1)	32,563	34,915
	$CH	5,579,067	0,0075	(1)	41,843	72,265
	R$	1,252	2,18	(1)	2,729	—

					1,356,381	298,265

Cash equivalents	US$	2,793,878	3,79	(1)	10,588,801	11,769,071

Total current assets and assets					11,945,182	12,067,336

LIABILITIES CURRENT LIABILITIES
Trade payables	US$	87,632	3,82	(2)	334,756	240,673
Companies — Section 33 — Law No. 19550	US$	4,107,517	3,82	(2)	15,690,715	21,439,459

Total current liabilities					16,025,471	21,680,132

NON-CURRENT LIABILITIES
Companies Section 33 — Law No. 19550	US$	2,334,246	3,82	(2)	8,916,819	13,840,000

Total non-current liabilities					8,916,819	13,840,000

Total liabilities					24,942,290	35,520,132

(1)	Purchaser Exchange Rate published by Banco de la Nación Argentina.

(2)	Seller Exchange Rate published by Banco de la Nación Argentina.

US$:	U.S. Dollars

!:	Euros

$CH:	Chilean Pesos

R$:	Reales
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

ANNEX V
CASINO MAGIC NEUQUÉN S.A.
EXPIRATION OF RECEIVABLES AND LIABILITIES

FOR THE YEAR ENDED DECEMBER 31, 2009

(Denominated in Argentine Pesos — Note 3.II)

Deadline	Receivables		Liabilities (1)
Without deadline	—		13,691,817	(2)

With deadline
Due and payable
- up to three months	440,894		404,780
- from three to six months	219,039		2,728,929
- from six to nine months	1,090,985		2,728,929
- from nine to twelve months	15,028		2,728,929
- from one to two years	83,890		240,673

Total due and payable	1,849,836		8,832,240

To become due and payable
- up to three months	1,124,135		20,276,613
- from three to six months	468,511		5,931,140
- from six to nine months	468,511		4,727,400
- from nine to twelve months	396,331		4,727,400
- from one to two years	3,790,556		5,668,836
Total to become due and payable	6,248,044		41,331,389

Total with deadline	8,097,880		50,163,629

Provision for bad debts	(1,265,039)		—

TOTAL	6,832,841	(3)	63,855,446

(1)	Provisions not included. The Special Credit Terms Plan for the payment of income tax accrues interest at an annual nominal rate of 0.75%. The other items accrue no interest.

(2)
It includes 4,774,998 charged to “Companies — Section 33 — Law No. 19550” in current liabilities of the income statement for the year ended December 31, 2009. The remainder has been charged to “Companies — Section 33 — Law No. 19550” as non-current liabilities.

(3)	It accrues no interest nor includes 3,080,985 as balance of deferred tax net assets (see Notes 4b and 7)
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

ANNEX VI
CASINO MAGIC NEUQUÉN S.A.
COST OF GOODS SOLD

FOR THE YEAR ENDED DECEMBER 31, 2009

(Denominated in Argentine Pesos — Note 3.II)

	2009	2008
Opening inventories	370,415	284,633
Purchases	4,828,339	4,700,376
Closing inventories	(491,776)	(370,415)

Cost of goods sold	4,706,978	4,614,594

Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

ANNEX VII
CASINO MAGIC NEUQUÉN S.A.
INFORMATION REQUIRED UNDER SECTION 64 (I)(b) OF LAW No. 19550

FOR THE YEAR ENDED DECEMBER 31, 2009

(Denominated in Argentine Pesos — Note 3.II)

	2009				2008
	Operational	Administrative	Trading
	expenses	expenses	expenses	Total	Total

Payroll and social security taxes	44,728,897	4,793,814	1,609,003	51,131,714	44,798,799
Fee, taxes and rates	11,743,604	2,038,811	2,724,542	16,506,957	16,270,024
Fixed assets depreciation	9,303,557	508,697	170,739	9,982,993	10,291,766
Royalties for the use of trademarks	8,204,288	—	—	8,204,288	2,511,017
Invitations to clients	1,729,471	—	1,811,009	3,540,480	1,780,190
Professional’s fees	809,938	2,265,253	331,737	3,406,928	2,084,388
Maintenance	3,341,641	24,588	18,048	3,384,277	3,731,193
Gas, light and phone bills	2,319,775	235,462	—	2,555,237	2,170,311
Advertising	—	—	2,205,731	2,205,731	2,520,110
Administrative wages (1)	—	1,687,911	—	1,687,911	1,472,155
Shows and events at game rooms	—	—	1,657,465	1,657,465	1,655,691
Security and surveillance services	1,531,810	—	—	1,531,810	1,268,043
Lease of equipment	1,341,197	—	—	1,341,197	—
Game materials	1,325,466	—	—	1,325,466	390,104
Special prizes	1,281,808	—	—	1,281,808	1,396,796
Lease	938,320	261,058	—	1,199,378	1,185,861
Bad debts	1,079,234	—	80,196	1,159,430	71,515
Stationery	319,593	132,963	314,611	767,167	960,029
Transportation expenses	436,098	153,049	—	589,147	386,070
Travel expenses	229,391	306,280	7,850	543,521	1,029,793
Insurance	345,350	—	—	345,350	345,390
Contingencies	—	248,815	—	248,815	45,081
Fees to Audit Statutory Committee members	—	66,000	—	66,000	66,000
Intangible assets depreciation	41,667	—	—	41,667	41,667
Hotel preoperational expenses	—	—	—	—	930,677
Technical assistance fees	—	—	—	—	3,766,530
Miscellaneous	680,642	460,043	—	1,140,685	1,081,570

Total 2009	91,731,747	13,182,744	10,930,931	115,845,422

Total 2008	80,734,683	10,993,388	10,522,699		102,250,770

(1)	It includes 1,630,380 and 1,472,155 for operations with Companies — Section 33 — Law No. 19550, as of December 31, 2009 and 2008, respectively (See Note 5.b.)
Signed for the purposes of its identification with our
report of March 1, 2010.
PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

AS AGAINST 2008

RATIFICATION OF LITHOGRAPHED SIGNATURES
This is to ratify the lithographed signatures stamped on the Company’s financial statements for the year ended December 31, 2009 above, from page 1 to 27.

PISTRELLI, HENRY MARTIN Y ASOCIADOS S.R.L.
Accounting Association of Neuquén
(CPCEPN) Volume 1 — Page 18

JULIO CÉSAR RAMÍREZ		ALBERTO J. RIVERA
Statutory Audit Committee	ENRIQUE C. GROTZ	Chairman
Partner
Public Accountant
(University of Buenos Aires — UBA)
Accounting Association of Neuquén
(CPCEPN) Volume VI — Page 59

CASINO MAGIC NEUQUÉN S.A.
STATUTORY AUDIT COMMITTEE’S REPORT
To the Shareholders of
CASINO MAGIC NEUQUÉN S.A.:
In our capacity as members of the Statutory Audit Committee of Casino Magic Neuquén Sociedad Anónima, and in accordance with Section 294 (b) of the Companies Law, we have examined the documents listed in Section 1 hereinbelow. The preparation and issuance of such documents are the entire responsibility of the Board of Directors, in exercise of their exclusive powers. Our duty is to inform of such documents based on the work performed, the scope of which will be specified in Section 2 below.
Neuquén
February 24, 2010

JULIO CÉSAR RAMIREZ	CARLOS ENRIQUE GIORDANO	HUGO PÉREZ ROJAS

Member of the Statutory Audit Committee Public Accountant (Accounting Association of Buenos Aires) Accounting Association of Neuquén (CPCEPN) Volume CXIII — Page 173	Member of the Statutory Audit Committee Public Accountant (University of Buenos Aires — UBA) Accounting Association of Neuquén (CPCEPN) Volume CCXVI — Page 156	Member of the Statutory Audit Committee Lawyer (Buenos Aires Bar Association) Accounting Association of Neuquén (CPCEPN) Volume LXXIV — Page 728

ANNEX 2.02(i)
Escrow Agreement

EXECUTION COPY
ESCROW AGREEMENT
among
Casino Magic Corp.
and
Casino Magic Management Services Corp.,
as the Sellers,
Casino Club S.A., Correón S.A., Compañía Gerenciadora de Inversiones S.A.
and Da Silvano S.A.,

as the Depositors,
and
THE BANK OF NEW YORK MELLON,
as the Escrow Agent
Dated as of April      , 2010
ACCOUNT NUMBER(S)
SHORT TITLE OF ACCOUNT

EXECUTION COPY

ESCROW AGREEMENT made this      th day of April, 2010 by and among THE BANK OF NEW YORK MELLON (“Escrow Agent”); CASINO MAGIC CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota, United States of America, with domicile in Minnesota, United States of America, and CASINO MAGIC MANAGEMENT SERVICES CORP., a corporation duly organized and validly existing under the laws of the State of Minnesota, United States of America, with domicile in Minnesota, United States, (collectively the “Sellers”); and Casino Club S.A., Correón S.A., Compañía Gerenciadora de Inversiones S.A. and Da Silvano S.A. (collectively the “Depositors”).
W I T N E S E T H:
WHEREAS, pursuant to that certain Sale and Purchase Agreement of even date herewith entered into by and between the Sellers and the Depositors (the “SPA”), the Depositors agreed to deposit Eight Million Dollars ($8,000,000) with the Escrow Agent on the date hereof to be held and disbursed as provided in this Agreement and the SPA; and
WHEREAS, the Escrow Agent has agreed to act as escrow agent pursuant to the terms of this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, and in order to carry out the escrow arrangement contemplated by the SPA, the parties hereto agree that Escrow Agent shall hold in escrow and shall distribute the Escrow Property (as defined herein) in accordance with and subject to the following Instructions and Terms and Conditions:
I. INSTRUCTIONS:
1.	Escrow Property
The property and/or funds deposited or to be deposited with Escrow Agent by Depositors shall be as follows:
(a)	Eight Million Dollars ($8,000,000).
The foregoing property and/or funds, plus all interest, dividends and other distributions and payments thereon (collectively the “Distributions”) received by Escrow Agent, less any property and/or funds distributed or paid in accordance with this Escrow Agreement, are collectively referred to herein as “Escrow Property.” The Escrow Property shall constitute the “First Installment” referenced in the SPA.

2.	Investment of Escrow Property
Escrow Agent shall have no obligation to pay interest on or to invest or reinvest any Escrow Property deposited or received hereunder, unless otherwise jointly instructed in writing by the Sellers and the Depositors. The Sellers and Depositors agree that the Escrow Agent, if instructed jointly by the Sellers and the Depositors, shall invest in one or more short-term marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bank instruments or corporate debt securities issued by the U.S. Government.
The Escrow Agent is hereby authorized to execute purchases and sales of permitted investments through the facilities of its own trading or capital markets operations or those of any affiliated entity. All permitted investments shall have such maturities as the Depositors and the Sellers shall jointly notify in writing to Escrow Agent to be compatible with the payments which may be required hereunder. The Escrow Agent acknowledges that all cash and investments held in the Escrow Property from time to time are to be held solely for the benefit of the Depositors and the Sellers, as applicable, to be paid out as provided herein.
In the absence of written investment direction, the Escrow Agent shall hold funds received hereunder uninvested.
Escrow Agent shall have no liability for any loss arising from or related to any such permitted investment other than in accordance with paragraph 4 of the Terms and Conditions.
3.	Distribution of Escrow Property
(a) Escrow Agent is directed and agrees to hold and distribute the Escrow Property solely in the following manner:
(i) Upon receipt of written notice from any of the Depositors and either of the Sellers that the Closing (as defined in the SPA) will occur, the Escrow Agent shall deliver the Escrow Property to the Sellers;
(ii) Subject to Section 3(b) hereof, upon receipt of written notice and demand from either of the Sellers stating that the SPA has been terminated and the Sellers are entitled to liquidated damages from the Depositors in the amount of Three Million Dollars (U.S.$3,000,000) (the “Liquidated Damages”) pursuant to the terms of the SPA, the Escrow Agent shall deliver to the Sellers a portion of the Escrow Property equivalent to the Liquidated Damages and shall deliver to the Depositors the balance of the Escrow Property;
(iii) Subject to Section 3(b) hereof, upon receipt of written notice and demand from any of the Depositors stating that the SPA has been terminated and that the Depositors are entitled to the Escrow Property pursuant to the terms of the SPA, the Escrow Agent shall deliver the Escrow Property to the Depositors; and

(iv) Notwithstanding the foregoing, upon receipt of joint written instructions from the Depositors and the Sellers instructing the Escrow Agent to otherwise distribute the Escrow Property, the Escrow Agent shall deliver the Escrow Property as directed in such instructions.
(b) In the event that either of the Sellers or any of the Depositors (for purposes of this paragraph referred to as the “Demanding Party”) gives written notice to the Escrow Agent as provided in Section 3(a)(ii) or Section 3(a)(iii) hereof and makes demand upon the Escrow Agent for the payment of the Escrow Property or the applicable portion thereof, the Escrow Agent shall forthwith deliver to the other party to this Agreement a copy of the Demanding Party’s notice. Unless the other party protests the payment of the Escrow Property in writing delivered to the Escrow Agent within ten (10) days of such party’s receipt of the Demanding Party’s notice, the Escrow Agent shall thereupon make payment to the Demanding Party as required by such demand in accordance with Section 3(a)(ii) or Section 3(a)(iii) hereof, as applicable. If the Escrow Agent receives written notice of such protest within such ten (10) day period, the Escrow Agent shall continue to hold the Escrow Property until the entitlement to such Escrow Property is determined by a court of competent jurisdiction from which no appeal may be taken (and the prevailing party’s reasonable attorney’s fees incurred in connection with such court proceedings shall be paid by the other party) or resolved by the mutual written agreement of the Depositors and the Sellers.
(c) Subject to Section 3(b) hereof, the Escrow Agent shall disburse the Escrow Property solely upon receipt of, and as provided in, the instructions or notices delivered pursuant to Section 3(a) hereof (the “Instructions”). The Instructions shall (i) cite the applicable section of the SPA pursuant to which the request for disbursement of the Escrow Property is being submitted to the Escrow Agent, (ii) contain a description of the circumstances giving rise to the request for the disbursement of the Escrow Property (i.e., occurrence of the Closing (as defined in the SPA) or the termination of the SPA and circumstances leading to such termination), and (iii) direct the Escrow Agent to disburse the Escrow Property to the Sellers and/or the Depositors, as applicable. The Escrow Agent has no duty to determine whether in fact any of the statements contained in the Instructions are true, complete or correct. The Escrow Agent shall disburse the Escrow Property as provided in the Instructions (i) if Instructions are issued pursuant to Section 3(a)(i), on the next business day after such Instructions are received, (ii) otherwise, as soon as practicable but in no event later than five (5) business days after the expiration of the 10-day term set forth in Section 3 (b) hereof or if later, the date the Escrow Agent receives notice that a dispute has been resolved.

4.	Addresses
(a) All notices given hereunder shall be in writing and delivered by hand or sent by fax, air courier or registered mail, return receipt requested, as follows:
(i)
if to any of the Depositors, to:

Correon S.A.
Reconquista 144, piso 11
(1003) Buenos Aires, Argentina
Attention: Mr. Federico de Achával
Facsimile No.: 54 11 4340-9373

with a copy (which shall not constitute notice) to:

Cibils-Labougle-Ibañez
Av. Corrientes 345, piso 9
(1043) Buenos Aires, Argentina
Attention: Dr. Joaquín Labougle
Facsimile No.: 54 11 4327-3800

(ii)
if to either of the Sellers, to:

Casino Magic Corp
3800 Howard Hughes, Parkway
Attention: General Counsel
Facsimile: 702-784-7773

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
Rua Funchal, 418, 35 andar
Attention: Lisa Alfaro
Facsimile: 212-351-5255

and:

Marval, O’Farrell & Mairal
(1001) Buenos Aires, Argentina
Attention: Dr. Alberto J. Rivera
Facsimile: 54 11 4310-0200

(iii)	if to the Escrow Agent, to: The Bank of New York Mellon 101 Barclay Street, Floor 4E New York, NY 10286 Attention: Global Finance Americas Facsimile: 212-815-5802
(b) The addresses and facsimile numbers for notifications given pursuant to this Agreement may be changed by means of a written notice given to the other Party at least five (5) days prior to the effective date of such change.
(c) Any notice delivered hereunder shall be deemed to have been given on receipt.
(d) The Escrow Agent shall have the right, but shall not be required, to rely upon and comply with instructions and directions sent by e-mail, facsimile and other similar unsecured electronic methods by persons believed by the Escrow Agent to be authorized to give instructions and directions on behalf of the Depositors and/or Sellers. The Escrow Agent shall have no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorized to give instructions or directions on behalf of the Depositors and/or Sellers; and the Escrow Agent shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the Depositors and/or Sellers as a result of such reliance upon or compliance with such instructions or directions. The Depositors and/or Sellers agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Escrow Agent, including without limitation the risk of the Escrow Agent acting on unauthorized instructions, and the risk of interception and misuse by third parties.
5.	Term
This Escrow Agreement shall terminate on the date on which the entire Escrow Property shall have been disbursed in accordance with this Agreement.
6.	Compensation
(a) At the time of execution of this Escrow Agreement, Depositors and Sellers shall pay Escrow Agent an acceptance fee of Four Thousand Dollars ($4,000). In addition, Depositors and Sellers shall pay Escrow Agent an annual fee of Seven Thousand Five Hundred Dollars ($7,500) payable upon execution of this Agreement and thereafter on each anniversary date of this Escrow Agreement.

(b) Depositors and Sellers shall pay an investment transaction fee of Twenty Five Dollars ($25) for each purchase or sale of a security made by Escrow Agent hereunder.
(c) Depositors and Sellers shall be responsible for and shall reimburse Escrow Agent upon demand for all expenses, disbursements and advances incurred or made by Escrow Agent in connection with this Agreement.
7.	Incumbency Certificate
The Depositors and the Sellers shall provide the Escrow Agent with an Incumbency Certificate substantially in the form as attached in Exhibit A herein, thereby designating the officers of the Depositors and the Sellers, as applicable, authorized to provide instructions pursuant to this Escrow Agreement. The Escrow Agent shall be entitled to rely upon such designation until a replacement Incumbency Certificate is provided to the Escrow Agent.
II. TERMS AND CONDITIONS:
1. The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the Depositors and/or Sellers or to which any Depositors and/or Sellers is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any Depositors and/or Sellers or any entity acting on its or their behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.
2. This Escrow Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.
3. If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

4. (a) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from any party authorized hereunder to execute and deliver such instruction, notice, demand, certificate or document or any entity acting on behalf of any such party, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Property, valued as of the date of deposit.
(b) If any fees, expenses or costs incurred by, or any obligations owed to, Escrow Agent hereunder are not promptly paid when due, Escrow Agent may reimburse itself therefor from the Escrow Property and may sell, convey or otherwise dispose of any Escrow Property for such purpose.
(c) As security for the due and punctual performance of any and all of Depositors and Sellers obligations to Escrow Agent hereunder, now or hereafter arising, Depositors and Sellers, individually and collectively, hereby pledge, assign and grant to Escrow Agent a continuing security interest in, and a lien on, the Escrow Property and all Distributions thereon or additions thereto (whether such additions are the result of deposits by Depositors or the investment of Escrow Property). The security interest of Escrow Agent shall at all times be valid, perfected and enforceable by Escrow Agent against Depositors and all third parties in accordance with the terms of this Escrow Agreement.
(d) Escrow Agent may consult with legal counsel at the expense of the Depositors and Sellers as to any matter relating to this Escrow Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.
(e) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).
5. Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent’s usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

6. Escrow Agent shall provide to Depositors and Sellers monthly statements identifying transactions, transfers or holdings of Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Depositors and Sellers unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement. Although each of the parties recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the parties hereto hereby agree that confirmations of permitted investments are not required to be issued by the Escrow Agent for each month in which a monthly statement is rendered. No statement need be rendered for the Escrow Account if no activity occurred for such month.
7. Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.
8. Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the “Addresses” provision herein (or to such other address as may be substituted therefor by written notification to Escrow Agent, Sellers or Depositors). The parties hereto agree that any notice, instruction or other communications to be provided by the Depositors shall be deemed given if signed by any one of the Depositors. Notices to Escrow Agent shall be deemed to be given when actually received by Escrow Agent’s International Corporate Trust Department. Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the party authorized to do so hereunder or by a person or persons authorized by such party. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.
9. Depositors and Sellers, jointly and severally, shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising from or in connection with or related to this Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

10. (a) Depositors and Sellers may jointly remove Escrow Agent at any time by giving to Escrow Agent thirty (30) calendar days’ prior notice in writing signed by all Depositors and Sellers. Escrow Agent may resign at any time by giving to Depositors and Sellers fifteen (15) calendar days’ prior written notice thereof.
(b) Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, all Depositors and Sellers shall use reasonable efforts to jointly select and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment in writing by the end of such 10-day period, Escrow Agent may, in its sole discretion, apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by, and be deemed a joint and several obligation of, the Depositors and Sellers.
(c) Upon receipt of the written acceptance of its appointment by the successor Escrow Agent, Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less Escrow Agent’s fees, costs and expenses or other obligations owed to Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.
(d) Upon delivery of the Escrow Property to the successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.
11. (a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property, unless Escrow Agent receives written instructions, signed by all Depositors and Sellers, which eliminates such ambiguity or uncertainty.
(b) In the event of any dispute between or conflicting claims by or among the Depositors, Sellers and/or any other person or entity with respect to any Escrow Property, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the Depositors and Sellers for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Depositors and the Sellers.

12. This Escrow Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each of the parties hereto hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York or elsewhere as Escrow Agent may select. Each of the parties hereto hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction any party hereto may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each party hereto waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.
13. Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties. Any corporation or other company into which Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or other company resulting from any merger, conversion or consolidation to which Escrow Agent shall be a party, or any corporation or other company succeeding to the business of Escrow Agent shall be the successor of Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.
14. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

15. The invalidity, illegality or unenforceability of any provision of this Escrow Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.
16. This Escrow Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.
17. Each party hereto hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by such party does not and will not violate any applicable law or regulation.
18. This Escrow Agreement shall terminate upon the distribution of all Escrow Property from the Account. The provisions of paragraphs I.6, II.9, II.22 and II.23 hereof shall survive the termination of this Escrow Agreement or the resignation or removal of Escrow Agent.
19. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “The Bank of New York Mellon Trust Company, N.A.” by name or the rights, powers, or duties of Escrow Agent under this Escrow Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of Escrow Agent.
20. The headings contained in this Escrow Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.
21. This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.
22. Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. Depositors and Sellers shall pay or reimburse Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless Escrow Agent for any amounts that it is obligated to pay in the way of such taxes. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide Escrow Agent with appropriate W-9 forms for tax I.D. number certifications, or W-8BEN or other appropriate forms for non-resident alien certifications. It is understood that Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Property and is not responsible for any other reporting.

23. The Escrow Agent agrees to accept and act upon facsimile transmission of written instructions and/or directions pursuant to this Escrow Agreement given by the Depositors and/or the Sellers, as applicable, provided, however that: (i) such party or parties, subsequent to such facsimile transmission of written instructions and/or directions, shall provide the originally executed instructions and/or directions to the Escrow Agent in a timely manner and (ii) such originally executed instructions and/or directions shall be signed by an Authorized Representative of the Depositors and/or the Sellers, as applicable.
24. In order to comply with its duties under the USA Patriot Act, the Escrow Agent may obtain and verify certain information and documentation from the other parties to this Escrow Agreement including, but not limited to, each such party’s name, address and other identifying information.

IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be executed by a duly authorized officer as of the day and year first written above.
Depositors:

CASINO CLUB S.A.		CORREÓN S.A.

By:

	Name:	Name:
	Title:	Title:

COMPAÑIA GERENCIADORADE INVERSIONES S.A.		DA SILVANO S.A.

By:		By:

	Name:		Name:
	Title:		Title:
Sellers:

CASINO MAGIC CORP.		CASINO MAGIC MANAGEMENT SERVICES CORP.

By:		By:

	Name:		Name:
	Title:		Title:
Escrow Agent:

THE BANK OF NEW YORK MELLON as Escrow Agent
By:
	Name:	Lici Zhu
	Title:	Senior Associate

ANNEX 4.02(e)
SPECIAL RELEASE
Reference is hereby made to that certain Sale and Purchase Agreement dated [ ], 2010, as the same may be amended, amended and restated, supplemented or otherwise modified or replaced from time to time (the “Purchase Agreement”), by and among Casino Magic Corp. a corporation duly organized and validly existing under the laws of the State of Minnesota, United States of America, with domicile in Minnesota, United States of America, and Casino Magic Management Services Corp. a corporation duly organized and validly existing under the laws of the State of Minnesota, United States of America, with domicile in Minnesota, United States, (hereinafter jointly referred to as the “Sellers”) and                                           , a company duly organized and validly existing under the laws of                                           , with domicile in                                           , City of                      , and                                            , a company duly organized and validly existing under the laws of                                           , with domicile in                                           , City of                      , (hereinafter jointly referred to as the “Buyers”). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
Pursuant to Section 4.02(e) of the Purchase Agreement, Buyers hereby, to the fullest extent permitted by applicable law, knowingly, voluntarily, unconditionally and forever release, discharge, acquit, hold harmless and covenants not to sue [name of Director], [name of Director] and/or [name of Director] (hereinafter jointly referred to as the “Released Party”), of, from and for any and all damages, as well as any and all incidental, special, consequential or punitive damages of every kind or nature whatsoever, and any and all actions, claims, demands, costs, liabilities, losses and expenses, known or unknown, accrued or unaccrued, actual or potential, suspected or unsuspected, fixed or contingent, that Buyers have or may have, now or in the future, arising out of any act of commission or omission, errors, negligence, strict liability, breach of contract, tort, violations of law, matter or cause whatsoever from the beginning of time to the date hereof arising out of or in any way related to the Released Parties’ service as members of the boards of directors of Casino Magic Neuquén S.A. (hereinafter referred to as the “Company”), a company duly organized and validly existing under the laws of Argentina, with domicile in Planas 4005, City of Neuquén, Province of Neuquén, Argentina or any subsidiary of the Company or in connection with the Purchase Agreement. If any provision of this instrument is determined to be invalid or unenforceable, all of the other provisions shall remain valid and enforceable notwithstanding.
It is understood and agreed that nothing contained herein shall be an admission or be construed as an admission of liability or lack thereof by or on behalf of any party. In addition, the release contained herein cannot be construed as a waiver or limitation of any indemnification rights that may correspond to the Buyers vis à vis the Sellers under the Purchase Agreement.
This instrument, and the rights and obligations arising hereunder, shall be governed by, and construed in accordance with, the internal laws of the State of New York, United States of America, without reference to the laws of any other jurisdiction that might be applied because of the conflict of laws rules of the State of New York.

This instrument may be executed in any number of counterparts each of which shall be deemed an original and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had signed the same signature page.
Any modification of this instrument shall be binding only if evidenced by a writing signed by each Buyer and each of the Released Parties.
[Signature Pages Follow]

IN WITNESS WHEREOF, each undersigned Buyer has executed this Release as of [         ], 2010.

[BUYERS]

By:

Name:

Title:

[Signature Page to Special Release]

AGREED AND ACCEPTED AS OF [ ], 2010:

By:

Name:

By:

Name:

By:

Name:

ANNEX 4.02(h)
Trademark Transfer Agreement

2

ARGENTINA

	TRADEMARK ASSIGNMENT	TRANSFERENCIA DE MARCA
FULL NAME AND ADDRESS OF ASSIGNOR.	Be it known that PINNACLE ENTERTAINMENT, INC., a Delaware corporation, of 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169, United States of America	Conste que PINNACLE ENTERTAINMENT, INC., una sociedad de Delaware, con domicilio en 3800 Howard Hughes Parkway, Las Vegas, Nevada 89169, Estados Unidos de América

TRADEMARK/S AND THEIR REGISTRATION OR PENDING APPLICATION NUMBERS.
owner of the trademarks “CASINO MAGIC!” Reg. N° 2.193.235 in int. class 41, “CASINO MAGIC” N° 2.231.977 in int. class 9, “CASINO MAGIC” N° 2.210.373 in int. class 41 and “CASINO MAGIC” N° 2.210.374 in int. class 43, all in Argentina.

titular de las marcas “CASINO MAGIC!” Reg. N° 2.193.235 en clase 41 int., “CASINO MAGIC” Reg. N° 2.231.977 en clase 9 int., “CASINO MAGIC” Reg. N° 2.210.373 en clase 41 int. y “CASINO MAGIC” Reg. N° 2.210.374 en clase 43, todas en Argentina.

NAME AND ADDRESS OF ASSIGNEE.	hereby assigns all right, title and interest in and to the same to , domiciled at ,	por el presente las transfiere en toda su propiedad y dominio a , domiciliada en ,

MENTION THE SPECIFIC CONSIDERATION PAID.	for a consideration of USD 100,000 (United States Dollars one hundred thousand).	por un precio de U$S 100.000 (dólares estadounidenes cien mil).

	The assignor declares that he has the sole right, interest and title to the assigned trademarks and that it is / they are not subject to any lien and / or embargo and / or encumbrances.	El cedente declara que las marcas objeto de esta transferencia son de su exclusiva propiedad y dominio y que las mismas se encuentran libres de gravámenes y/o embargos y/o inhibiciones.

The assignor also hereby transfers to assignee, and the latter accepts, all his rights, including the right of filing additional arguments, on any and all pending oppositions made by assignor against trademark applications filed by third parties on the basis of the assigned trademarks.

Por la presente, el cedente también cede y transfiere al cesionario, y éste acepta, la totalidad de los derechos, inclusive los de ampliar fundamentos, sobre las oposiciones vigentes formuladas por el cedente contra solicitudes de marca de terceros en base a las marcas objeto de esta cesión.

The assignee hereby accepts the assignment and authorizes:                                          jointly or severally, to do what is necessary in order to give effect to the present transfer and to receive the certificates of registration and obtain certified copies thereof where necessary.

El cesionario por el presente acepta la transferencia y autoriza a:                                    conjunta o separadamente, para hacer todo cuanto fuere necesario para perfeccionar la presente transferencia con facultad para retirar los títulos y obtener nuevos testimonios en caso necesario.

	The assignee hereby undertakes to perform all the necessary steps for the registration of this assignment before the corresponding authorities.	El cesionario se compromete a encargarse de todos los trámites relacionados con la inscripción de la presente cesión ante las autoridades competentes.

PLACE AND DATE OF EXECUTION.

IMPORTANT	Signature of Assignor: (Firma del Cedente)

NOTARIAL ATTESTATION AND APOSTILLE OR CONSULAR LEGALIZATION ARE REQUIRED.	Signature of Assignee: (Firma del Cesionario)

PLEASE LEAVE ALL FOUR MARGINS FREE.

ANNEX 6.01
Disclosure Schedules
Gaming Tax: In 2009, the government of Neuquén attempted to change the gaming tax for the Company’s casinos in Neuquén City and San Martín. The Company has challenged the Government’s argument and the gaming tax rate has not changed. However, Casino Magic has been in discussions with the Province regarding an extension of the concession agreement for Neuquén and San Martín beyond 2021 in exchange for an eventual increase in gaming tax rate and/or other consideration. Thus far, no agreement has been reached.
Caviahue: The Company has a pending obligation to invest approximately A$3.5 million in Caviahue.
Ingresos Brutos: The Company is also subject to the provincial “Ingresos Brutos” tax (calculated as a fixed percentage on gross revenues), which was increased from 2% to 5% effective January 1st, 2010. The Company made the first payments of such tax following the rate of 2% and presenting a letter arguing that this tax increase is inconsistent with the “stable tax environment” clause under the concession agreement in the city of Neuquén and San Martín. The tax authorities had requested the payment of the balance (difference between 2% and 5%) and the Company is responding to that letter without consenting the increase of the tax especially not to compromise the Buyers with such increase. The Company did not account for a possible liability in the future.
Negotiation with the Union: There are 441 employees working in the casino facilities that are unionized under SECNER (“Sindicato de Empleados de Casino de Río Negro y Neuquén”). In April 2008, SECNER became federally recognized, enabling the union to negotiate a collective bargaining agreement with the Company. Casino Magic is in the process of negotiating an agreement similar to those in place at other casinos operating in Argentina. The Company is meeting weekly with Union and has not reached an agreement.
Agreement with the Municipality of Neuquen: In 2009 the Company signed an agreement with the Municipality of the City of Neuquen under which the Company assumed the obligation of building aqueduct in the north part of the city. Such obligation is scheduled to be completed on May 15, 2010. This project will be fully funded or accrued before the Closing Date. The City has informally requested the Company to execute a similar agreement (Responsabilidad Social Empresarial) for the year 2010. The Company has not responded to such request yet.

3

ANNEX 6.01 (cont.)
Disclosure Schedules (cont.)
San Martín de los Andes Lease: On April 23, 2010 and April 28, 2010 the Company received two certified letters (cartas documento) from the landlord of the San Martín de los Andes facility requesting a raise in the lease to USD 14,500 plus VAT per month, effective as of February 2010. The Company has rejected these requests. This remains an open issue currently under negotiation with said landlord.
* * *

ANNEX 6.01 (ix)
Disclosure Schedules
Litigation

4

Casino Magic S.A

Annex 6.01 (ix)

Litigation

Description	File	Case	Status	Date

Labor Court Nro 2 of Neuquen	EXP 337740/6	Munoz Valeria Anahi v. CASINO MAGIC S.A (dismissal)	Evidence is being produced	06/30//06

Civil Court Nro 3 of Neuquen	EXP 347110/7	Larger Rodolfo Hector v. CASINO MAGIC S.A Y OTROS S/D Y PARTICULARES	Claim in process	01/02/07

Secretary of Complaints Exclusive Competence	EXP 2509/8	CASINO MAGIC NEUQUEN S.A v. MUNICIPALIDAD DE NEUQUEN (administrative action)	Claim in process	08/25/08

Labor Court Nro 3 of Neuquen	EXP 382242/8	Armas Francisco Roberto v. CASINO MAGIC NEUQUEN S.A (dismissal)	Answer of the complaint	12/16/08

Labor Court Nro 3 of Neuquen	EXP 397116/9	Aburto Roberto Oscar v. CASINO MAGIC NEUQUEN S.A. (dismissal)	Answer of the complaint	08/26/09

Labor Court Nro 2 of Neuquen	EXP 413171/10	Ginnobili Natalia contra CASINO MAGIC S.A (compensation for permanent disability)	Claim in process	02/22/10

Claims outstanding as of April 15th , 2009
July 09.
BATTAGINI, Maximiliano. Employee claims benefits of ART (Worker’s compensation). The employment relationship was terminated without cause in February of 2009. Post official notices were received dated on March and July of 2009, calling for damage in his hands due to the cleaning works and chemical products. Post-official notices were responded and preventive intervention was given to the ART. The claim is not well grounded.
August 09.
JARA, Carlos. The employment relationship was terminated without cause and $86,000 was paid in August of 2009. The company challenged medical certificates for sick family care. The employee was required to return to work, and after an effective warning was performed, the employment relationship was terminated for abandonment. Afterwards, it is discovered that the first post official notice requiring the employee to return to work did not get to the destination and the employee did not receive it. The company wanted to retract the dismissal for abandonment, but the employee did not accept it and asked for compensation. Negotiations with the employee’s lawyers (Luis and Sebastian Cumini) were held in order to reach an agreement. Said lawyers are trying to reduce several attachments to ensure family issues. Arrangement could be reach at approximately $ 75,000. -. The claim is well grounded, that is the reason why an arrangement is being negotiated.
August 09.
SENDYK, Darío. Relatives of a hotel guest, who died of a heart attack in the hotel’s facilities, claim for damages owing to the images appeared. There were six post official notices for $350,000 as a whole, five claims for $ 50,000 (father and children) and one of $100,000 (wife). A passenger dies in the hotel, when he was staying with his wife. He suffered a cardiac arrest by the ingestion of drugs and cocaine. The family —a widow, father and 4 children— complained that the company allowed T.V. crew to record while the passenger’s body was revived and the broadcasting of these images in local TV channels. An adequate investigation in T.V. channels and newspapers has been done. The TV documentary appeared on Channel 7 of Neuquén has been examined. It was found that the channel did not use real images of the hotel while broadcasting the news, but images from other archives. The complaint was denied. The criminal case was closed in March of 2010 where it does not blame the company for altering the scene of the crime as the police acted without any delay. The claim is not well grounded.

September 09.
VERDUGO, Paula. The employment relationship was terminated without cause. The employee argues mobbing (bullying). The employee sent a letter to HR department in Las Vegas in January of 2010 and post official notice to the company claiming to have been mistreated by the HR Management team. The post-official notice was answered. In January of 2010 the employee sent e-mail to the General Manager and DOF explaining that she would not continue her claim because of the lack of any witnesses. Employees of the area were interviewed and they denied the facts asserted psychological harassment or abuse. The claim is not well grounded.
December 09.
Domene, José. An employee suffered damages in the employee’s parking lot. Compensation has been claimed in February of 2010 for $ 3,300. He parked his vehicle in the company’s parking lot and suffered a burglary (confirmed by camera and surveillance). An individual broke in the vehicle and removes some, apparently a spare tire and other elements. The employee claims restitution of such property. He says he had a box of items for fishing. Budget presented for review. The criminal was identified and arrested. There were abducted in the house of the accused any evidence as to the employee recovers. The claim is well grounded.
December 09.
AADI CAPIF — AFIP — ARGENTORES: Claims arising from Ricardo Arjona’s show against FIVE, the production company. Subsequently to Ricardo Arjona’s show in the facilities of the company, 2 post official notices were received from the copyright agencies (AADI CAPIF and ARGENTORES) for the payment of rights, which would correspond to the reproduction of music in the show. The AFIP inspected and prepared minutes with several employees without tax registration updated. The company in charge of the organization of the event declared that they were aware of the issues and were working to resolve them. Since the post official notices and the news published in the local newspaper, no news had been on this claim. The claim seems to be well grounded, but Five would be held responsible.
December 09. — REPORTED IN THE DATA ROOM
GINNOBILI, Natalia. The employee claimed for mobbing (bullying) the sum of $ 1,330,000. She claims that had suffered a mayor traffic accident with serious injuries in her leg. Since then, she has long absenteeism and the company has tried to accommodate her in different type of appropriate tasks. Then, she started to take time off, claiming psychological and psychiatric disturbances. She exhausted the period of paid leave (1 year). She claims that the company did not provide her different tasks and she was forced to engage in harmful works, she was kept standing up, which was very painful, and they mocked at her. Internal investigations do not support her claim. Trial was initiated on February of 2010; the company has not been officially notified yet. The claim is not well grounded.

March 10.
AGUERO, Eduviges. A client had an accident in parking lot. It was sent to the insurance company. The client hit the fence in the access of the casino. He claimed $5,000 owing to damages suffered. We have denied liability and notwithstanding that it is a fact that took place in a public highway outside the property, preventive intervention was given to the insurance company and to the company that organized the musical event. The claim is not well grounded.
March 10.
CHEUQUEPAN, Luisa. Customer suffers an injury in the casino floor. It was sent to the insurance company. The client suffered an injury in her toe with the metal base chair slots. Claims $ 5,000. The claim is well grounded, but it is provided mainly by the insurance.
March 10.
ICAP SA. Claims for an unpaid amount in a contract. The company received a post official notice claiming from a supplier who participated in the construction of the casino between the years 2004 and 2005. Plaintiff alleged difference of U$D 7,100. — Without any explanation of its origin or invoice. There is no balance in their favor in our accounting records. In response, post official notice and there is no novelty. The claim is not well grounded.
March 10.
JUCAR SRL. Related to LARGER’s case. Claims for checks to be returned. At the trial, the client defines himself as a “compulsive gambler” Mr. Rodolfo Hector LARGER, this indicates that the company allowed him to buy chips with checks from a checking account of PRAXAIR SA order to JUCAR SRL, with the clause “not to order”. At trial Mr. LARGER claims the checks were cashed. Now JUCAR SRL (Larger controlled company) claims that the checks will be identified and reimbursed with interest. The claim is not well grounded. When Mr. Larger was endorsing JUCAR SRL’s check, he was acting as agent, and he had the power to act as an agent. According to his concubine in the trial, JUCAR SRL is an indirect company of Mr. LARGER.
March 10.
Lacruz, Yesica. Employee questioned her place of employment. She wants to reach a disengagement agreement with counsel. Employee who requested transfers to SMA and begins with adjustment problems, psychological, physical. She wanted to return to Neuquén. It begins with several medical leave and economic problems. Paid leave is exhausted and enters in the retention period of employment. Attorney proposes through disengagement agreement in the amount of $ 30,000, with a final settlement for dismissal would be about $ 45,000. -. The claim is not well grounded, notwithstanding that the company considers the convenience of accessing the labor agreement to cease evaluating alternatives continued employment of the employee with other categories of health, including mental.

March 10.
OLAVE, Jonathan. The employment relationship was terminated with cause. He questioned the termination with an attorney. The cause invoked was that he had given complementary drinks “3 times in different occasions” to his parents in the casino floor. The employee had disciplinary sanctions. The employee claimed that the invitations were authorized. The final pay would be about $ 21,000. -. The claim, if it is analyzed in a labor court, may be received on the proportionality of the sanction of dismissal with respect to the infringement verified.
March 10.
CENTURION, Claudio A. On March 25, 2010 at 0.05 hs, coming from San Martin de Los Andes heading to Junin de Los Andes driving the company’s vehicle EHP-185 (Peugeot Partner) performs a maneuver to avoid killing a dog on the road, and damages the vehicle. He did not have a driving license (never had one). He did not suffer physical injury, according to the medical certificate of the emergency service at the Hospital of Junin de los Andes. He did not have any alcohol in his breath. There were no third party involved. Partial damage by accident are not covered in the insurance policy taken out with Mapfre.
April 10.
TORRES, Marcela. On April 5th, 2010 at 0.20 hs this customer is removed from the casino floor with two other customers, apparently drunk, and making trouble. As this was not the first time of such event involving Ms. Torres, the security manager suspended her to enter the casino for 6 months. Ms. Torres argued to have been abused by staff of the company, and have witnessed discrimination against one of his companions. She has make a number of telephone contacts in Neuquén and SMA, claiming compensation, otherwise she would give intervention to the national media. A lawyer intervened on her behalf. It is not known at the time whether this claim will be formalized. The staff of the company (from gaming and from security) has made written reports of the events leading to the suspension. The client had in 2008 an episode by an electric discharge of a slot, for which she was checked and compensated.

April 10.
MELO, José Luis. Employee claims on a “carta de documento” dated April 8, 2010 the sum of $ 592,000 .- in respect of alleged damage (physical damage, moral damage, psychological damage) that would suffer as a result, he argues, of mistreatment received from the company. He mentioned he has hypertension, depression, renal atrophy and hearing loss. It claims to be in a position of total and permanent disability for all work. This is a 53 year-old employee with 33 years of seniority in the company (computing time in the province until 12/2004 and CMN since). He currently holds the position of “Jefe de Sala” (management). He has been on medical leave since August 1, 2009. The “carta documento” has been answered and it has been arranged by the HR area to perform a careful medical follow specialized -according to the pathology-, which does not allow the employee to place himself in a situation of constructive discharge. Attended intention of legitimizing the figure of Arts. LCT 212 and 245.

ANNEX 6.01(xiv)
Disclosure Schedules
Material Contracts

5

Casino Magic S.A
Annex 6.01 (xiv)
Material Contracts

NAME	Description	Agreement
Adecco Argentina S.A	Personal eventual - Gastronomico y Casino	Y
Sacatuc SRL	Seguridad Externa	Y
Alquiler sala SMA 1	casino	Y
Alquiler sala SMA 2	casino	Y
Alquiler sala Cavihaue	casino	Y
Bally Slot machine lease	Slot leases	Y
IGT Slot machine lease	Slot leases	Y
Arjona Show	entertainment	Y
Fabulosos Cadillacs Show	entertainment	Y
Daddy Yanquee Show	entertainment	Y
Acueducto	Construction	Y
Show Sabina	entertainment	Y
Quilmes	drinks	Y
Sielcon 1	Slot leases	Y
Sielcon 2	Slot leases	Y
Sielcon 3	TITO leases	Y
UTHGRA Bargaining Agreement	cct	Y
Trademark Transfer Agreement	name of Casino Magic	Y
Roberto German Busamia	Asesor legal y Director	Y
Wisin & Yandel	Show in April	Y
MICROS	OPERA & MICROS Maintenance	Y

ANNEX 6.01(xv)(a)
Disclosure Schedules
Labor List of Employees

6

																						ADDITIONAL	ON ACCOUNT
		31/03/2010	365					GROSS	BASIC		COMPANY’S					EMPLOYEE’S		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	SENIORITY	REGION	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
1331	BENEDETTO TORNIELLI GERARDO AR	5/1/2008	1.92	Administration Manager	MANAGER	NEUQUEN	Management	52,427.75	28,875.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1413	LANCHAS PEDRO PABLO	4/20/2009	0.95	Slot Technical Manager	MANAGER	NEUQUEN	Management	21,846.15	18,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
6	FELIZIANI HUGO OMAR	08/03/1976	34.08	Operations Manager	MANAGER	NEUQUEN	Management NQN	18,790.46	17,270.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,520.46	0.00	0.00	0.00
1227	FERRAL PABLO ADOLFO	06/08/2007	2.65	Hotel Manager, A&B	MANAGER	NEUQUEN	Hotel	26,956.82	14,150.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,325.28	0.00	0.00	0.00
2	SEPULVEDA JUAN ALBERTO	08/01/1976	34.25	Operations Manager	MANAGER	SAN MARTIN DE LOS A.	Management SMA	17,419.16	13,520.00	0.00	0.00	0.00	2,704.00	0.00	0.00	0.00	0.00	0.00	0.00	1,195.16	0.00	0.00	0.00
9	FERRER CARLOS FAUSTINO	23/07/1976	33.71	PLAYERS DEVELOPMENT	MANAGER	NEUQUEN	Game tables NQN	14,815.65	12,300.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
54	CHANETON MILTON DELFIN	09/01/1986	24.24	SURVEILLANCE	MANAGER	NEUQUEN	Surveillance NQN	16,498.51	12,300.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
650	PEDROZA CECILIA GABRIELA	13/01/2004	6.22	Human Resources’ Manager	MANAGER	NEUQUEN	Human Resources	0.00	12,300.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,084.32	0.00	0.00	0.00
101	CUNEO MARIA ANTONIA	01/01/1995	15.25	Marketing Manager	MANAGER	NEUQUEN	Marketing NQN	14,484.32	12,200.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,084.32	0.00	0.00	0.00
1171	FERNANDEZ GUSTAVO DANIEL LUJAN	1/1/2007	3.25	Operations Manager	MANAGER	NEUQUEN	Slots NQN	19,335.58	11,500.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	975.89	0.00	0.00	0.00
809	CARBONELL DANIEL EDUARDO	8/1/2005	4.67	Maintenance manager	MANAGER	NEUQUEN	Maintenance NQN	15,899.11	11,300.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,096.37	0.00	0.00	0.00
761	CAÑUPAN EDGARDO ALEJANDRO	5/5/2005	4.91	Chief of Security	SECURITY	NEUQUEN	Security NQN	10,739.14	8,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	789.14	0.00	0.00	0.00

		12						229,212.65	172,665.00	0.00	0.00	0.00	2,704.00	0.00	0.00	0.00	0.00	0.00	0.00	10,902.24	0.00	0.00	0.00

																						ADDITIONAL	ON ACCOUNT
								GROSS	BASIC		COMPANY’S					EMPLOYEE’S		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	SENIORITY	REGION	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
565	YUNGUERMAN BRENDA	8/8/2002	7.65	PRESIDENT’S ASSISTANT	SECRETARY A	NEUQUEN	Administracion	5,623.37	5,180.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	443.37	0.00	0.00	0.00
670	GIUSTTI STELLA MARIS	5/5/2004	5.91	DIVISION OF COSTUMER SATISFACTION	MARKETING	NEUQUEN	At. Clientes NQN	4,867.85	4,200.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	318.46	0.00	0.00	349.39	0.00	0.00	0.00
811	DIMARCO STEFANIA ELIZABETH	8/1/2005	4.67	ASSIST PLAYERS DEVELOPMENT	MARKETING	NEUQUEN	At. Clientes NQN	4,644.00	4,300.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	344.00	0.00	0.00	0.00	0.00	0.00	0.00
97	CASTAÑO SILVIA BEATRIZ	1/1/1990	20.26	ACCOUNT EXECUTIVE	CATERING & EVENTS	NEUQUEN	Banquetes y Eventos	6,006.02	5,500.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	506.02	0.00	0.00	0.00
1187	CHIPON LATORRE ESTEBAN RICARDO	4/1/2007	3.00	BAR CHIEF SUPERVISOR	CHIEF OF SECTOR	NEUQUEN	Barras	6,705.11	6,175.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	530.11	0.00	0.00	0.00
1330	LEIVA ROGELIO EMMANUEL	4/29/2008	1.92	RESTAURANT CHEF	KITCHEN	NEUQUEN	Cocina NQN	5,700.00	5,700.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1190	CAPOTONDI GIANLUCA	4/20/2007	2.95	EXECUTIVE CHEF	KITCHEN	NEUQUEN	Cocina NQN	10,850.23	9,990.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	860.23	0.00	0.00	0.00
1068	VELAZQUEZ CARLOS DAVID	5/9/2006	3.90	SOUS-CHEF	KITCHEN	NEUQUEN	Cocina NQN	6,513.50	5,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
96	EDELMAN MIGUEL ANGEL	5/1/1980	29.93	HEAD OF PURCHASING	HEAD OF PURCHASING	NEUQUEN	Compras	5,781.92	5,300.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	481.92	0.00	0.00	0.00
333	SOTO MARCIA GLADIS	2/12/1996	14.14	ADMINISTRATIVE SUPERVISOR	ADMINISTRATIVE OFFICER “A”	SAN MARTIN DE LOS A.	Compras	5,935.55	4,300.00	0.00	0.00	0.00	860.00	0.00	0.00	0.00	414.11	0.00	0.00	361.44	0.00	0.00	0.00
98	HERLEIN NORMA ESTELA	4/1/1989	21.01	ADMINISTRATIVE SUPERVISOR	ADMINISTRATIVE SUPERVISOR	NEUQUEN	Contaduria/A.I.	6,530.11	6,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	530.11	0.00	0.00	0.00
669	NOVAK MARCOS ANDRES	5/1/2004	5.92	ACCOUNTANT	ACCOUNTANT	NEUQUEN	Contaduria/A.I.	10,443.36	9,600.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	843.36	0.00	0.00	0.00
829	GORORDO MARCOS GABRIEL	8/18/2005	4.62	OFFICER	ADMINISTRATIVE OFFICER “A”	NEUQUEN	Contaduria/A.I.	3,613.42	3,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	301.20	225.00	0.00	225.00
1121	FERNANDEZ CARLOS GUSTAVO	6/20/2006	3.78	INTERNAL AUDIT MANAGER	INTERNAL AUDIT	NEUQUEN	Contaduria/A.I.	9,258.12	8,475.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	783.12	0.00	0.00	0.00
1327	FANJUL CAROLINA	4/21/2008	1.94	CHIEF REVENUE AUDITOR	INTERNAL AUDIT	NEUQUEN	Contaduria/A.I.	6,950.00	6,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1328	BELLOSO MAIA	4/21/2008	1.94	ACCOUNTANT	JR ACCOUNTANT	NEUQUEN	Contaduria/A.I.	4,200.00	4,200.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
526	MULLER JOSE CARLOS	2/21/2001	9.11	STORE SUPERVISOR	STORE SUPERVISOR	NEUQUEN	Deposito y Control	4,808.29	4,400.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	198.00	0.00	0.00	0.00	0.00	0.00	0.00
365	LANDINI MAXIMILIANO	7/27/1996	13.68	DROP SUPERVISOR	DROP	NEUQUEN	Drop NQN	5,584.93	5,150.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	434.93	0.00	0.00	0.00
77	RIOL DANIEL ERNESTO	10/15/1986	23.47	MANAGER’S ASSISTANT JUNIN	MANAGER’S ASSISTANT	JUNIN DE LOS ANDES	Gerencia JAN	14,032.15	8,550.00	0.00	0.00	0.00	1,710.00	0.00	0.00	0.00	0.00	0.00	0.00	771.07	0.00	0.00	0.00
7	LANCHAS MIGUEL ARGIMIRO	1/8/1976	34.25	MANAGER’S ASSISTANT NQN	MANAGER’S ASSISTANT	NEUQUEN	Gerencia NQN	15,594.74	13,100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,126.49	0.00	0.00	0.00
30	PEREZ MARIO WALTER	1/9/1986	24.24	MANAGER’S ASSISTANT INTER	MANAGER’S ASSISTANT	SAN MARTIN DE LOS A.	Gerencia SMA	17,382.03	11,100.00	0.00	0.00	0.00	2,220.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
1264	SEGURA MARIANO MIGUEL	11/1/2007	2.41	CHIEF OF RECEPTION	CHIEF OF SECTOR	NEUQUEN	Hotel	6,642.16	6,100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	542.16	0.00	0.00	0.00
94	SANDOVAL NESTOR	1/1/1988	22.26	MAINTENANCE SUPERVISOR	MAINTENANCE SUPERVISOR	NEUQUEN	Limpieza NQN	6,050.90	5,575.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	475.90	0.00	0.00	0.00
1326	BERICUA GERARDO ALBERTO	4/11/2008	1.97	CHIEF OF ELECTRICITY	MAINTENANCE	NEUQUEN	Mantenimiento NQN	6,600.00	6,600.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
740	YANZON GRACIELA VANINA	12/28/2004	5.26	CHIEF OF PUBLICITY	MARKETING	NEUQUEN	Marketing NQN	6,193.97	5,700.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	493.97	0.00	0.00	0.00
994	VELA MACARENA	3/13/2006	4.05	MARKETING’S ASSISTANT	MARKETING	NEUQUEN	Marketing NQN	4,761.70	4,200.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	349.39	0.00	0.00	0.00
1071	BARRIGA EVELYN SOLEDAD	5/10/2006	3.89	MARKETING’S ASSISTANT	MARKETING	NEUQUEN	Marketing NQN	4,222.92	3,500.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	439.79	0.00	0.00	283.13	0.00	0.00	0.00
1146	CERINO SILVINA AMELIA	7/11/2006	3.72	MARKETING ASSISTANT	MARKETING ASSISTANT “A”	SAN MARTIN DE LOS A.	Marketing SMA	5,809.39	4,550.00	0.00	0.00	0.00	910.00	0.00	0.00	0.00	0.00	0.00	0.00	349.39	0.00	0.00	0.00
5	POPE JOSE ALBERTO	1/8/1976	34.25	CHIEF OF SECTOR	CHIEF OF SECTOR	NEUQUEN	Mesas de Juego NQN	11,565.65	10,650.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
8	VERA JULIO CARLOS	1/8/1976	34.25	CHIEF OF GAME	CHIEF OF GAME	NEUQUEN	Mesas de Juego NQN	12,896.07	11,875.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,021.07	0.00	0.00	0.00
10	BIONDELLI JORGE ESTEBAN	7/23/1976	33.71	CHIEF OF SECTOR	CHIEF OF SECTOR	NEUQUEN	Mesas de Juego NQN	11,565.65	10,650.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
11	MELO JOSE LUIS	7/23/1976	33.71	CHIEF OF SECTOR	CHIEF OF SECTOR	NEUQUEN	Mesas de Juego NQN	11,565.65	10,650.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
13	MICHELENA JUAN CARLOS	1/8/1976	34.25	CHIEF OF SECTOR	CHIEF OF SECTOR	NEUQUEN	Mesas de Juego NQN	12,670.77	10,650.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
14	ARANCIBIA JOSE	1/8/1976	34.25	CHIEF OF SECTOR	CHIEF OF SECTOR	NEUQUEN	Mesas de Juego NQN	11,565.65	10,650.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
16	VASQUEZ FEDERICO DANIEL	6/27/1984	25.78	CHIEF OF SECTOR	CHIEF OF SECTOR	NEUQUEN	Mesas de Juego NQN	11,565.65	10,650.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
18	REYES JORGE OMAR	3/11/1981	29.07	CHIEF OF SECTOR	CHIEF OF SECTOR	NEUQUEN	Mesas de Juego NQN	11,565.65	10,650.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
32	PINO JOSE LUIS	5/15/1985	24.89	CHIEF OF SECTOR	CHIEF OF SECTOR	NEUQUEN	Mesas de Juego NQN	11,565.65	10,650.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	915.65	0.00	0.00	0.00
440	NICOLAU NESTOR MARTIN	10/1/1998	11.50	PAYROLL’S CORDINATION	HUMAN RESOURSES	NEUQUEN	RRHH	8,436.74	7,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	686.74	0.00	0.00	0.00
1446	GARNERO ELSA CRISTINA	3/12/2007	3.05	ASISTEM COORDINATION	HUMAN RESOURSES	NEUQUEN	RRHH	5,300.00	5,300.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1435	LEICHT MARIA JOSE	9/1/2009	0.58	PROVINCIAL H. R. COORDINATION	HUMAN RESOURSES	SAN MARTIN DE LOS A.	RRHH	4,200.00	3,500.00	0.00	0.00	0.00	700.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
86	TEMI CARLOS OSCAR	8/15/1985	24.64	INTERNAL SECURITY SUPERVISOR	SECURITY SUPERVISOR	NEUQUEN	Seguridad NQN	7,038.67	6,470.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	568.67	0.00	0.00	0.00
813	COLLIMEDAGLIA CRISTIAN RUBEN	8/5/2005	4.65	EXTERNAL SECURITY SUPERVISOR	SECURITY SUPERVISOR	NEUQUEN	Seguridad NQN	7,038.67	6,470.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	568.67	0.00	0.00	0.00
819	PAVON GUSTAVO OMAR	8/8/2005	4.65	SECURITY AND HYGIENE COORDINATION	SECURITY SUPERVISOR	NEUQUEN	Seguridad NQN	7,038.67	6,470.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	568.67	0.00	0.00	0.00
1258	GORORDO GABRIEL ALFREDO	11/1/2007	2.41	IT SUPERVISOR	IT	NEUQUEN	Sistemas	5,421.68	5,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	421.68	0.00	0.00	0.00
1259	CALVI JULIO CESAR	11/1/2007	2.41	IT OFFICER C	IT	NEUQUEN	Sistemas	3,365.06	3,100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	265.06	0.00	0.00	0.00
776	CAPELLI EMILIO SEBASTIAN	7/1/2005	4.75	R-H Semi Sr ANALIST	HUMAN RESOURSES	NEUQUEN	RRHH	4,009.43	3,525.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	301.20	0.00	0.00	0.00
780	HAJDU PABLO NICOLAS	7/4/2005	4.74	R-H Semi Sr ANALIST	HUMAN RESOURSES	NEUQUEN	RRHH	3,960.12	3,525.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	133.92	0.00	0.00	301.20	0.00	0.00	0.00
1350	ZALAZAR MARIA CELESTE	8/1/2008	1.66	R-H Jr ANALIST	HUMAN RESOURSES	NEUQUEN	RRHH	3,060.00	2,900.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1437	CASTROMAN AGUSTINA MARIA	9/15/2009	0.54	OFFICER	HUMAN RESOURSES	NEUQUEN	RRHH	2,200.00	2,200.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
1161	OBREQUE CARLOS ISRAEL	10/1/2006	3.50	SOUS CHEF	KITCHEN	NEUQUEN	Cocina NQN	5,950.00	5,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
191	VASQUEZ JOSE MARIA	5/5/1995	14.92	SLOTS MANAGER’S ASSISTANT	SLOTS	NEUQUEN	Slots NQN	9,022.88	8,300.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	722.88	0.00	0.00	0.00
580	PINCHEIRA JORGE ANDRES	1/31/2003	7.17	TECHNICAL SUPERVISOR	TECHNICIAN	NEUQUEN	Slots NQN	6,513.25	6,100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	413.25	0.00	0.00	0.00
81	PINCHEIRA DANIEL A.	7/1/1982	27.77	CLEANING SUPERVISOR	MAINTENANCE SUPERVISOR	NEUQUEN	Mantenimiento NQN	6,631.30	6,093.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	538.30	0.00	0.00	0.00
612	CENTURION CLAUDIO AGUSTIN	7/14/2003	6.72	INTER. TECHNICAL RESPONSIBLE	TECHNICIAN	SAN MARTIN DE LOS A.	Slots SMA	6,565.78	5,100.00	0.00	0.00	0.00	1,020.00	0.00	0.00	0.00	0.00	0.00	0.00	445.78	0.00	0.00	0.00
756	PERLWITZ DAMIAN ERNESTO	4/26/2005	4.93	TECHNICAL SURVEILLANCE	SURVEILLANCE “A”	NEUQUEN	Surveillance NQN	5,877.49	4,973.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	582.45	0.00	0.00	322.04	0.00	0.00	0.00
774	GUEVARA JUAN MARCELO	6/27/2005	4.76	SURVEILLANCE	SURVEILLANCE “A”	NEUQUEN	Surveillance NQN	5,528.12	4,773.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	433.08	0.00	0.00	322.04	0.00	0.00	0.00
822	VAZQUEZ TILLERIA MARCELO SEVER	8/10/2005	4.64	SURVEILLANCE	SURVEILLANCE “B”	NEUQUEN	Surveillance NQN	4,758.74	4,126.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	352.50	0.00	0.00	280.24	0.00	0.00	0.00
1247	GORDILLO DIEGO ARMANDO	9/24/2007	2.52	SURVEILLANCE	SURVEILLANCE “B”	NEUQUEN	Surveillance NQN	4,574.56	4,126.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	217.84	0.00	0.00	230.72	0.00	0.00	0.00
19	COFRE EDUARDO ALBERTO	6/29/1979	30.78	TREASURER NEUQUEN	TREASURER	NEUQUEN	Tesoreria NQN	11,975.89	11,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	975.89	0.00	0.00	0.00
545	BONNET CRISTIAN JAVIER	12/10/2001	8.31	SOFT/DROP SUPERVISOR	SOFT SUPERVISOR	NEUQUEN	Tesoreria NQN	4,900.00	4,900.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
443	MORATE CHRISTIAN ALEJANDRO	6/24/1998	11.78	TREASURER SAN MARTIN	TREASURER	SAN MARTIN DE LOS A.	Tesoreria SMA	7,201.92	5,600.00	0.00	0.00	0.00	1,120.00	0.00	0.00	0.00	0.00	0.00	0.00	481.92	0.00	0.00	0.00

		61						448,401.10	397,671.00	0.00	0.00	0.00	8,540.00	0.00	0.00	0.00	3,434.15	0.00	0.00	28,493.57	225.00	0.00	225.00

																						ADDITIONAL	ON ACCOUNT
								GROSS	BASIC		COMPANY’AS					EMPLOYEE’AS		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	ANTIGUED02	ZONA	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
434	LARA ISABEL BEATRIZ	3/5/1998	12.08	AUXILIAR OFFICER	ADMINISTRATIVE OFFICER “C”	NEUQUEN	Administracion	2,747.41	2,495.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	252.41	0.00	0.00	225.00
695	VIANELLI LAURA EVANGELINA	6/18/2004	5.79	AUXILIAR OFFICER	ADMINISTRATIVE OFFICER “C”	SAN MARTIN DE LOS A.	Administracion	3,203.58	2,495.00	0.00	0.00	0.00	499.00	0.00	0.00	0.00	209.58	0.00	0.00	0.00	0.00	0.00	225.00
1116	BERAZATEGUI CECILIA CLAUDIA	6/1/2006	3.83	RECEPCIONIST	SECRETARY C	NEUQUEN	Administracion	2,902.41	2,650.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	252.41	225.00	0.00	225.00
1445	FELTRINI SEBASTIAN ANDRES	2/1/2010	0.16	AUXILIAR COURIER	COURIER “C”	SAN MARTIN DE LOS A.	Administracion	2,458.86	1,915.00	0.00	0.00	0.00	383.00	0.00	0.00	0.00	160.86	0.00	0.00	0.00	225.00	0.00	225.00
679	PEÑA NOELIA	5/20/2004	5.87	CLIENT ATTENTION “B”	MARKETING	NEUQUEN	At. Clientes NQN	3,309.90	2,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	276.77	0.00	0.00	283.13	225.00	225.00	0.00
1072	TRUBIANO ANA MARIA	5/10/2006	3.89	CLIENT ATTENTION “B”	MARKETING	NEUQUEN	At. Clientes NQN	3,275.78	2,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	242.65	0.00	0.00	283.13	225.00	225.00	0.00
1143	MARCOS NATALIA BEATRIZ	7/1/2006	3.75	CLIENT ATTENTION “B”	MARKETING	NEUQUEN	At. Clientes NQN	3,025.43	2,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	44.71	0.00	0.00	230.72	225.00	225.00	0.00
1175	SAFREITER MILAGROS ANDALEN	2/1/2007	3.16	CLIENT ATTENTION “B”	MARKETING	NEUQUEN	At. Clientes NQN	3,230.36	2,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	249.64	0.00	0.00	230.72	225.00	225.00	0.00
1193	REYES MARIA VERONICA	5/5/2007	2.91	SHIFT SUPERVISOR	SHIFT SUPERVISOR	NEUQUEN	At. Clientes NQN	3,177.68	2,900.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	46.96	0.00	0.00	230.72	225.00	225.00	0.00
1242	RODRIGUEZ SALGUEIRO GUILLERMO	8/20/2007	2.61	ASSIST PLAYERS DEVELOPMENT	MARKETING	NEUQUEN	At. Clientes NQN	4,473.70	4,300.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
441	KLOSTER ALBANO NATANAEL	12/26/1998	11.27	PURCHASER ASSISANT	PURCHASER ASSISANT “A”	NEUQUEN	Compras	3,301.20	3,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	301.20	225.00	0.00	225.00
547	FLORES JAVIER ALBERTO	12/18/2001	8.29	PURCHASER ASSISANT	PURCHASER ASSISANT “B”	NEUQUEN	Compras	2,915.06	2,650.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	265.06	225.00	0.00	225.00
1255	RODRIGUEZ MARIA SOLEDAD	10/22/2007	2.44	PURCHASER ASSISANT	PURCHASER ASSISANT “A”	NEUQUEN	Compras	3,301.20	3,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	301.20	225.00	0.00	225.00
497	VILLANUEVA PABLO FERNANDO	4/16/2000	9.96	OFFICER	ADMINISTRATIVE OFFICER “A”	NEUQUEN	Contaduria/A.I.	3,301.20	3,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	301.20	225.00	0.00	225.00
590	LACRUZ YESICA MARCELA ALEJANDR	4/15/2003	6.96	OFFICER	ADMINISTRATIVE OFFICER “A”	SAN MARTIN DE LOS A.	Contaduria/A.I.	2,990.92	3,000.00	0.00	0.00	0.00	600.00	0.00	0.00	0.00	0.00	0.00	0.00	301.20	0.00	0.00	225.00
637	VALDEZ GABRIELA MIRIAM ELISABE	11/1/2003	6.42	OFFICER	ADMINISTRATIVE OFFICER “A”	NEUQUEN	Contaduria/A.I.	3,301.20	3,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	301.20	225.00	0.00	225.00
751	FRESCO SILVINA BEATRIZ	3/18/2005	5.04	OFFICER	ADMINISTRATIVE OFFICER “A”	NEUQUEN	Contaduria/A.I.	3,455.26	3,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	301.20	450.00	0.00	225.00
987	BRAVO MIGUEL ANGEL	3/1/2006	4.08	OFFICER	ADMINISTRATIVE OFFICER “A”	NEUQUEN	Contaduria/A.I.	3,230.72	3,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	225.00	0.00	225.00
1287	AVENI MARIANGELES ALEJANDRA	12/10/2007	2.31	HOTEL OFFICER	ADMINISTRATIVE OFFICER “A”	NEUQUEN	Contaduria/A.I.	0.00	3,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	301.20	0.00	0.00	0.00
681	SEPULVEDA MARCELO DAMIAN	5/20/2004	5.87	STORE AUXILIAR OFFICER	STORE AUXILIAR OFFICER “C”	NEUQUEN	Deposito y Control	2,641.18	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	95.46	0.00	0.00	230.72	225.00	225.00	0.00
990	GUARDIA JOSE EMMANUEL	3/1/2006	4.08	STORE AUXILIAR OFFICER	STORE AUXILIAR OFFICER “C”	NEUQUEN	Deposito y Control	2,733.47	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	187.75	0.00	0.00	230.72	225.00	225.00	0.00
1059	RIFFO LUIS GERMAN	5/1/2006	3.92	STORE AUXILIAR OFFICER	STORE AUXILIAR OFFICER “C”	NEUQUEN	Deposito y Control	2,401.81	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	86.81	0.00	0.00	0.00	225.00	225.00	0.00
1114	OYARZUN ZUÑIGA LUIS ALBERTO	6/1/2006	3.83	STORE AUXILIAR OFFICER	STORE AUXILIAR OFFICER “C”	NEUQUEN	Deposito y Control	2,376.00	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
1239	ANTIQUEO FAUSTINO OSCAR	8/20/2007	2.61	STORE AUXILIAR OFFICER	STORE AUXILIAR OFFICER “C”	NEUQUEN	Deposito y Control	2,644.37	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	98.65	0.00	0.00	230.72	225.00	225.00	0.00
582	RODRIGUEZ LUCIANO MAXIMILIANO	2/5/2003	7.15	SUPERVISOR’S ASSISTANT	DROP	NEUQUEN	Drop NQN	3,591.76	3,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	174.95	0.00	0.00	254.82	225.00	225.00	0.00
667	LAGUNA OSCAR ALBERTO	4/23/2004	5.94	DROP COINS COUNT	COINS COUNT “B”	NEUQUEN	Drop NQN	3,024.07	2,615.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	154.25	0.00	0.00	254.82	225.00	225.00	0.00
818	COILLAMILLA MIGUEL ANGEL	8/9/2005	4.64	DROP COINS COUNT	COINS COUNT “B”	NEUQUEN	Drop NQN	2,880.58	2,615.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	10.76	0.00	0.00	254.82	225.00	225.00	0.00
823	LIZASO FEDERICO GASTON	8/10/2005	4.64	DROP COINS COUNT	COINS COUNT “B”	NEUQUEN	Drop NQN	3,013.31	2,615.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	143.49	0.00	0.00	254.82	225.00	225.00	0.00
963	INFANTE HORACIO DE LA CRUZ	1/16/2006	4.21	DROP COINS COUNT	COINS COUNT “B”	NEUQUEN	Drop NQN	3,024.07	2,615.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	154.25	0.00	0.00	254.82	225.00	225.00	0.00
965	MONTOYA FERNANDO	1/16/2006	4.21	DROP COINS COUNT	COINS COUNT “B”	NEUQUEN	Drop NQN	2,998.68	2,615.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	152.96	0.00	0.00	230.72	225.00	225.00	0.00
1168	PALLERES DANIEL OSCAR	12/11/2006	3.30	SOUND OPERATOR “C”	SHOW	JUNIN DE LOS ANDES	Espectaculos JAN	3,189.24	2,315.00	0.00	0.00	0.00	463.00	0.00	0.00	0.00	180.52	0.00	0.00	230.72	225.00	225.00	0.00
989	LOPEZ GUSTAVO ALBERTO	3/1/2006	4.08	SOUND OPERATOR “C”	SHOW	NEUQUEN	Espectaculos NQN	2,930.76	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	385.04	0.00	0.00	230.72	225.00	225.00	0.00
1113	NOCERA CLAUDIO DANIEL	6/1/2006	3.83	SOUND OPERATOR “B”	SHOW	NEUQUEN	Espectaculos NQN	3,471.31	2,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	125.12	0.00	0.00	283.13	225.00	225.00	0.00
1163	URRA ARIEL CESAR	11/13/2006	3.38	SHIFT SUPERVISOR	SHOW	NEUQUEN	Espectaculos NQN	3,230.07	2,900.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	24.05	0.00	0.00	306.02	225.00	225.00	0.00
1195	ACUÑA SERGIO DANIEL	5/5/2007	2.91	SOUND OPERATOR “B”	SHOW	NEUQUEN	Espectaculos NQN	3,230.28	2,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	197.15	0.00	0.00	283.13	225.00	225.00	0.00
419	SOTO MARILINA VALERIA	10/19/1997	12.45	SECRETARY	ADMINISTRATIVE OFFICER “A”	NEUQUEN	Gerencia NQN	3,301.20	3,000.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	301.20	0.00	0.00	225.00
85	ERICE JOSE LEANDRO	8/3/1981	28.68	CLEANING PERSONNEL	CLEANING PERSONNEL “A”	NEUQUEN	Limpieza NQN	3,245.45	2,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	212.32	0.00	0.00	283.13	225.00	225.00	0.00
139	VARELA FRANCISCA	1/13/1995	15.22	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	1,620.77	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	178.20	0.00	0.00	230.72	0.00	225.00	0.00
256	GATICA VIVIANA	7/11/1995	14.73	SHIFT SUPERVISOR	SHIFT SUPERVISOR	NEUQUEN	Limpieza NQN	3,545.70	2,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	283.13	225.00	225.00	0.00
349	LLINARES MARIA ANGELICA	5/24/1996	13.86	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,545.72	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	225.00	225.00	0.00
367	CERDA SILVIA ELENA	7/30/1996	13.68	SHIFT SUPERVISOR	SHIFT SUPERVISOR	NEUQUEN	Limpieza NQN	3,459.45	2,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	226.32	0.00	0.00	283.13	225.00	225.00	0.00
398	MARI ALICIA SUSANA	4/1/1997	13.01	SHIFT SUPERVISOR	SHIFT SUPERVISOR	NEUQUEN	Limpieza NQN	3,475.61	2,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	242.48	0.00	0.00	283.13	225.00	225.00	0.00
576	CUEVAS NAPOLEON	1/10/2003	7.22	GARDENER	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	225.00	225.00	0.00
606	VERGARA YAMILA YOHANA	6/13/2003	6.80	SHIFT SUPERVISOR	SHIFT SUPERVISOR	NEUQUEN	Limpieza NQN	3,233.13	2,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	283.13	225.00	225.00	0.00
976	MUÑOZ GRACIELA MERCEDES	2/1/2006	4.16	CLEANING PERSONNEL	CLEANING PERSONNEL “C”	NEUQUEN	Limpieza NQN	2,353.01	2,100.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	253.01	0.00	0.00	400.00
996	CLAVERIA MARIA LORETO	4/1/2006	4.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,545.72	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
1007	RIBERA JUAREZ ROSA E.	4/1/2006	4.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,622.09	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	76.37	0.00	0.00	230.72	0.00	225.00	0.00
1008	RIVERA ALBERTO OSCAR	4/1/2006	4.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,723.92	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	178.20	0.00	0.00	230.72	0.00	225.00	0.00
1009	EKKERT MAXIMILIANO GASTON	4/1/2006	4.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,460.86	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
1012	MARTIN EMILCE ELIZABETH	4/1/2006	4.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	225.00	225.00	0.00
1016	ESTOVAR MODESTA ANABELA	4/1/2006	4.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,346.30	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	140.01	0.00	0.00	230.72	0.00	225.00	0.00
1020	GARRIDO PAOLA CAROLINA	4/1/2006	4.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	225.00	225.00	0.00
1021	MALINQUEO JUAN CARLOS	4/1/2006	4.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	0.00	225.00	0.00
1024	LAGOS RICARDO RENE	4/1/2006	4.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	225.00	225.00	0.00
1026	ALBERA MARCIA BELEN	4/1/2006	4.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,545.72	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
1037	SEGURA ERNESTO DAVID	4/10/2006	3.98	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	0.00	225.00	0.00
1039	PELLIZA IVANA	4/10/2006	3.98	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	225.00	225.00	0.00
1055	PIUTRIN MANUEL ALBERTO	5/1/2006	3.92	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,956.51	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	225.00	225.00	0.00
1056	MORENO ROSANA DANIELA	5/1/2006	3.92	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,291.15	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
1060	BALLENT SAMANTA DANIELA	5/1/2006	3.92	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	3,037.94	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	225.00	225.00	0.00
1061	MORALES ANGEL BRUNO	5/1/2006	3.92	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	0.00	225.00	0.00
1070	VERGARA LISETTE SUSANA	5/10/2006	3.89	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,723.92	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	178.20	0.00	0.00	230.72	0.00	225.00	0.00
1076	HERRERA JUAN CRUZ	5/15/2006	3.88	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	225.00	225.00	0.00
1094	MIRANDA ESTER ANGELICA	6/1/2006	3.83	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,545.72	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
1096	TARIFEÑO ALEXIS ISRAEL NORMAN	6/1/2006	3.83	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,291.15	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
1099	MARIN GUTIERREZ ANGELA YANET	6/1/2006	3.83	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,460.86	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
1100	TAMBORINDEGUI JUAN RAMON	6/1/2006	3.83	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,626.33	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	0.00	225.00	0.00
1101	LOPEZ ADELINA DEL CARMEN	6/1/2006	3.83	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,460.86	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
1102	BLANCO LORENA IRENE DE LOURDES	6/1/2006	3.83	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,669.67	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	225.00	225.00	0.00
1103	VALLEJOS PAULA MARILIN	6/1/2006	3.83	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	225.00	225.00	0.00
1104	CASTRO CLAUDIA MABEL	6/1/2006	3.83	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	0.00	225.00	0.00
1105	VALLEJO VICTOR ALEJANDRO	6/1/2006	3.83	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	0.00	225.00	0.00
1108	OSORIO GERMAN EDUARDO	6/1/2006	3.83	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,723.92	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	178.20	0.00	0.00	230.72	225.00	225.00	0.00
1122	LACIAR HECTOR HUGO	7/1/2006	3.75	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	225.00	225.00	0.00
1173	VASQUEZ SERGIO ARIEL	1/11/2007	3.22	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,545.72	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	225.00	225.00	0.00
1240	LIZASO LUCIANO ESTEBAN	8/20/2007	2.61	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,545.72	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	225.00	225.00	0.00
1256	ARIAS DENIS GUSTAVO YESSET	10/22/2007	2.44	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,723.92	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	178.20	0.00	0.00	230.72	225.00	225.00	0.00
1321	PEREZ DANIEL AGUSTIN	4/1/2008	2.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	225.00	225.00	0.00
1322	VILURON GUSTAVO FABIAN	4/1/2008	2.00	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	NEUQUEN	Limpieza NQN	2,723.92	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	178.20	0.00	0.00	230.72	0.00	225.00	0.00
1443	BENITEZ MARCELO ANDRES	1/20/2010	0.19	AUXILIAR CLEANING PERSONNEL	AUXILIAR CLEANING PERSONNEL	NEUQUEN	Limpieza NQN	2,039.48	1,915.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	124.48	0.00	0.00	0.00	225.00	225.00	0.00
293	MENDOZA ELSA BEATRIZ	12/27/1995	14.27	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	SAN MARTIN DE LOS A.	Limpieza SMA	3,226.86	2,315.00	0.00	0.00	0.00	463.00	0.00	0.00	0.00	218.14	0.00	0.00	230.72	225.00	225.00	0.00
300	ZUÑIGA JUANA	12/18/1995	14.29	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	SAN MARTIN DE LOS A.	Limpieza SMA	3,008.72	2,315.00	0.00	0.00	0.00	463.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	225.00	225.00	0.00

																						ADDITIONAL	ON ACCOUNT
								GROSS	BASIC		COMPANY’S					EMPLOYEE’S		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	ANTIGUED02	ZONA	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
301	RIVERA PALMIRA DEL CARMEN	12/18/1995	14.29	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	SAN MARTIN DE LOS A.	Limpieza SMA	3,369.57	2,315.00	0.00	0.00	0.00	463.00	0.00	0.00	0.00	214.37	0.00	0.00	230.72	225.00	225.00	0.00
1358	RODRIGUEZ GUSTAVO FABIAN	8/21/2008	1.61	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	SAN MARTIN DE LOS A.	Limpieza SMA	2,914.70	2,315.00	0.00	0.00	0.00	463.00	0.00	0.00	0.00	206.85	0.00	0.00	230.72	0.00	225.00	0.00
1387	MORENO SEBASTIAN EMMANUEL	12/1/2008	1.33	CLEANING PERSONNEL	CLEANING PERSONNEL “C”	SAN MARTIN DE LOS A.	Limpieza SMA	2,453.12	1,915.00	0.00	0.00	0.00	383.00	0.00	0.00	0.00	155.12	0.00	0.00	0.00	0.00	225.00	0.00
1441	SOSA JAVIER ALBERTO	1/4/2010	0.24	AUXILIAR CLEANING PERSONNEL	AUXILIAR CLEANING PERSONNEL	SAN MARTIN DE LOS A.	Limpieza SMA	2,478.97	1,915.00	0.00	0.00	0.00	383.00	0.00	0.00	0.00	180.97	0.00	0.00	0.00	225.00	225.00	0.00
722	GUEMBE AUGUSTO	12/18/2004	5.28	MAINTENANCE OFFICER	MAINTENANCE OFFICER “C”	JUNIN DE LOS ANDES	Mantenimiento JAN	3,394.66	2,415.00	0.00	0.00	0.00	483.00	0.00	0.00	0.00	265.94	0.00	0.00	230.72	225.00	225.00	0.00
859	MARTINEZ CATRIQUIR RODRIGO	9/20/2005	4.53	CLEANING PERSONNEL	CLEANING PERSONNEL “B”	JUNIN DE LOS ANDES	Mantenimiento JAN	3,187.33	2,315.00	0.00	0.00	0.00	463.00	0.00	0.00	0.00	33.85	0.00	0.00	230.72	225.00	225.00	0.00
84	MUÑOZ PEDRO ANTONIO	9/8/1982	27.58	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,133.13	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	283.13	0.00	225.00	0.00
88	MUÑOZ JOSE MIGUEL	4/22/1985	24.96	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,336.78	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	203.65	0.00	0.00	283.13	225.00	225.00	0.00
528	SANDOVAL MIGUEL ANGEL	3/29/2001	9.01	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,168.38	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	35.25	0.00	0.00	283.13	225.00	225.00	0.00
566	ESPINOZA HECTOR ARIEL	8/28/2002	7.59	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,296.37	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	215.65	0.00	0.00	230.72	225.00	225.00	0.00
686	SAGASETA JAIME FABRICIO	5/20/2004	5.87	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,133.13	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	283.13	225.00	225.00	0.00
689	SANDOVAL PABLO ADOLFO	5/21/2004	5.86	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,352.45	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	219.32	0.00	0.00	283.13	225.00	225.00	0.00
1011	CABRERA PABLO	4/1/2006	4.00	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,634.43	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	501.30	0.00	0.00	283.13	225.00	225.00	0.00
1051	LEIVA CARLOS SEBASTIAN	5/1/2006	3.92	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,407.28	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	274.15	0.00	0.00	283.13	225.00	225.00	0.00
1166	CAYULI CRISOSTO OSVALDO ANDRES	12/1/2006	3.33	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,280.97	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	200.25	0.00	0.00	230.72	225.00	225.00	0.00
1172	ALONSO CRISTIAN DANIEL	1/11/2007	3.22	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	4,715.36	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,582.23	0.00	0.00	283.13	225.00	225.00	0.00
1192	FERRARI GISELLA VANINA	5/5/2007	2.91	MAINTENANCE OFFICER	MAINTENANCE OFFICER “C”	NEUQUEN	Mantenimiento NQN	2,729.50	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	0.00	225.00	0.00
1196	RODRIGUEZ GUSTAVO ANDRES	5/5/2007	2.91	SALOON PREPARATION OFFICER	CATERING & EVENTS	NEUQUEN	Mantenimiento NQN	2,730.28	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	184.56	0.00	0.00	230.72	225.00	225.00	0.00
1208	GHIONE OSCAR ALBERTO	6/1/2007	2.83	SALOON PREPARATION OFFICER	CATERING & EVENTS	NEUQUEN	Mantenimiento NQN	2,711.19	2,315.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	165.47	0.00	0.00	230.72	0.00	225.00	0.00
1238	HUINCATRIPAY NORAMBUENA MARIO	8/20/2007	2.61	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,342.58	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	261.86	0.00	0.00	230.72	225.00	225.00	0.00
1323	ANDREOLI SERGIO ALBERTO	4/1/2008	2.00	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	NEUQUEN	Mantenimiento NQN	3,254.01	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	173.29	0.00	0.00	230.72	225.00	225.00	0.00
1440	ZARATE GABRIEL LEONARDO	12/1/2009	0.33	AUXILIAR MAINTENANCE OFFICER	AUXILIAR MAINTENANCE OFFICER	NEUQUEN	Mantenimiento NQN	2,207.04	1,915.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	292.04	0.00	0.00	0.00	225.00	225.00	0.00
1442	GUAYQUIMIL CRISTIAN ALBERTO	1/11/2010	0.22	AUXILIAR MAINTENANCE OFFICER	AUXILIAR MAINTENANCE OFFICER	NEUQUEN	Mantenimiento NQN	2,207.04	1,915.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	292.04	0.00	0.00	0.00	225.00	225.00	0.00
1448	MASTRANTONIO GASTON EMILIANO	3/8/2010	0.06	AUXILIAR MAINTENANCE OFFICER	AUXILIAR MAINTENANCE OFFICER	NEUQUEN	Mantenimiento NQN	1,602.22	1,915.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	134.05	0.00	0.00	0.00	0.00	225.00	0.00
725	RIOSECO RICARDO ANTONIO	12/14/2004	5.30	MAINTENANCE OFFICER	MAINTENANCE OFFICER “C”	SAN MARTIN DE LOS A.	Mantenimiento SMA	3,336.00	2,415.00	0.00	0.00	0.00	483.00	0.00	0.00	0.00	207.28	0.00	0.00	230.72	225.00	225.00	0.00
863	FERREIRA VICTOR ARNOLDO	10/8/2005	4.48	MAINTENANCE OFFICER	MAINTENANCE OFFICER “C”	SAN MARTIN DE LOS A.	Mantenimiento SMA	3,152.19	2,415.00	0.00	0.00	0.00	483.00	0.00	0.00	0.00	23.47	0.00	0.00	230.72	0.00	225.00	0.00
1359	VILTE JORGE LUIS	9/1/2008	1.58	MAINTENANCE OFFICER	MAINTENANCE OFFICER “B”	SAN MARTIN DE LOS A.	Mantenimiento SMA	4,059.56	2,850.00	0.00	0.00	0.00	570.00	0.00	0.00	0.00	356.43	0.00	0.00	283.13	225.00	225.00	0.00
1164	ROBAYNA LAURA CAROLINA	11/13/2006	3.38	CLIENT ATTENTION “B”	MARKETING	SAN MARTIN DE LOS A.	Marketing SMA	3,813.18	2,750.00	0.00	0.00	0.00	550.00	0.00	0.00	0.00	282.46	0.00	0.00	230.72	225.00	225.00	0.00
12	PLAZA EDUARDO	6/29/1979	30.78	INSPECTOR	INSPECTOR B	NEUQUEN	Mesas de Juego NQN	7,959.36	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	485.78	0.00	0.00	284.33	225.00	225.00	0.00
15	SOLARI HUGO EDUARDO	1/8/1976	34.25	INSPECTOR	INSPECTOR B	NEUQUEN	Mesas de Juego NQN	8,301.13	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	448.41	0.00	0.00	284.33	225.00	225.00	0.00
17	FIGUEROA JORGE OMAR	5/15/1985	24.89	INSPECTOR	INSPECTOR B	NEUQUEN	Mesas de Juego NQN	7,921.99	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	448.41	0.00	0.00	284.33	225.00	225.00	0.00
22	YORNET JORGE EDUARDO	1/1/1980	30.27	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,625.07	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	431.61	0.00	0.00	254.21	225.00	225.00	0.00
25	SAITO NESTOR ROLANDO	1/1/1983	27.26	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	6,723.55	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	0.00	0.00	0.00	254.21	225.00	225.00	0.00
26	DIAZ CARLOS FABIAN	1/9/1986	24.24	INSPECTOR	INSPECTOR B	NEUQUEN	Mesas de Juego NQN	7,959.36	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	485.78	0.00	0.00	284.33	225.00	225.00	0.00
28	MIRANDA ALBERTO JUAN CARLOS	1/9/1986	24.24	INSPECTOR	INSPECTOR B	NEUQUEN	Mesas de Juego NQN	7,921.99	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	448.41	0.00	0.00	284.33	225.00	225.00	0.00
29	MILLAIL NESTOR MARCELO	1/9/1986	24.24	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	6,958.51	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,994.30	0.00	0.00	0.00	254.21	225.00	225.00	0.00
33	PICHIMAN HECTOR DANIEL	1/9/1986	24.24	INSPECTOR	INSPECTOR B	NEUQUEN	Mesas de Juego NQN	8,593.73	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	0.00	0.00	0.00	284.33	225.00	225.00	0.00
34	SEPULVEDA LUIS ISAAC	2/14/1979	31.15	INSPECTOR	INSPECTOR B	NEUQUEN	Mesas de Juego NQN	8,963.06	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	0.00	0.00	0.00	284.33	225.00	225.00	0.00
41	FIGUEROA FLORENCIO ANDRES	1/1/1988	22.26	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,661.03	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	467.57	0.00	0.00	254.21	0.00	225.00	0.00
45	REGUERO ARIEL GUSTAVO	10/15/1986	23.47	INSPECTOR	INSPECTOR B	NEUQUEN	Mesas de Juego NQN	7,473.58	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	0.00	0.00	0.00	284.33	225.00	225.00	0.00
46	VENEGAS LUIS CARLOS	1/9/1986	24.24	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	6,958.51	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,994.30	0.00	0.00	0.00	254.21	225.00	225.00	0.00
49	TOLOZA JUAN ALBERTO	7/23/1980	29.71	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,661.03	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	467.57	0.00	0.00	254.21	225.00	225.00	0.00
50	TARDIVO RUBEN	1/8/1976	34.25	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	5,496.32	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,289.42	286.54	0.00	0.00	140.36	225.00	225.00	0.00
51	ESPINOZA ENRIQUE GLOREALDO	1/9/1986	24.24	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,193.46	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	0.00	0.00	0.00	254.21	225.00	225.00	0.00
55	CEJAS JULIO OSCAR	6/27/1984	25.78	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,661.03	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	467.57	0.00	0.00	254.21	225.00	225.00	0.00
56	TURRA CARLOS OSCAR	5/15/1985	24.89	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,661.03	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	467.57	0.00	0.00	254.21	225.00	225.00	0.00
57	NAHUELPAN OSCAR OMAR	1/1/1988	22.26	INSPECTOR	INSPECTOR B	NEUQUEN	Mesas de Juego NQN	7,473.58	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	0.00	0.00	0.00	284.33	225.00	225.00	0.00
60	URREA JORGE OMAR	5/15/1985	24.89	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,193.46	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	0.00	0.00	0.00	254.21	225.00	225.00	0.00
65	LUQUEZ GUILLERMO A.	5/27/1991	18.86	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	8,348.92	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	431.61	0.00	0.00	254.21	225.00	225.00	0.00
66	MONTES JUAN CARLOS	5/27/1991	18.86	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,193.46	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	0.00	0.00	0.00	254.21	225.00	225.00	0.00
69	FUENTES ALFREDO PATRICIO	1/1/1988	22.26	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,193.46	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	0.00	0.00	0.00	254.21	0.00	225.00	0.00
71	LOYAL FRANCISCO OSCAR	1/1/1988	22.26	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,193.46	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	0.00	0.00	0.00	254.21	225.00	225.00	0.00
72	MONSALVEZ VICTOR GERARDO	1/1/1988	22.26	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	8,268.90	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	0.00	0.00	0.00	254.21	0.00	225.00	0.00
73	GARRONE FABIO JOSE	1/1/1988	22.26	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,834.39	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	0.00	0.00	0.00	138.37	225.00	225.00	0.00
104	OLIVA CARLOS ANTONIO	12/31/1994	15.26	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	6,958.51	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,994.30	0.00	0.00	0.00	254.21	225.00	225.00	0.00
144	ECHEVERRIA BERTA ELIZABETH	1/28/1995	15.18	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	5,693.55	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	0.00	0.00	0.00	154.21	0.00	225.00	0.00
148	FERRER GABRIEL FERNANDO	1/31/1995	15.17	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,056.51	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	362.96	0.00	0.00	154.21	225.00	225.00	0.00
161	MAURI MARTIN	3/10/1995	15.07	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,070.75	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	377.20	0.00	0.00	154.21	225.00	225.00	0.00
163	PEREZ ARIEL	3/10/1995	15.07	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,625.07	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	431.61	0.00	0.00	254.21	225.00	225.00	0.00
178	BUSTAMANTE MARCELA VIVIANA	4/8/1995	14.99	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,269.84	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	431.61	0.00	0.00	254.21	0.00	225.00	0.00
181	SEPULVEDA MARTIN	4/6/1995	14.99	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,035.16	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	341.61	0.00	0.00	154.21	225.00	225.00	0.00
183	CARRASCO CLAUDIA MARISA	4/7/1995	14.99	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,376.02	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,994.30	417.51	0.00	0.00	254.21	0.00	225.00	0.00
184	OLMOS ANGELINA MARGARITA	4/7/1995	14.99	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,063.63	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	370.08	0.00	0.00	154.21	225.00	225.00	0.00
202	SALAZAR CLAUDIO DANIEL	4/28/1995	14.93	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,661.03	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	467.57	0.00	0.00	254.21	225.00	225.00	0.00
203	TREPAT CARLOS	4/29/1995	14.93	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,035.16	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	341.61	0.00	0.00	154.21	225.00	225.00	0.00
205	BLASCO MARCELO JAVIER	4/28/1995	14.93	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	5,693.55	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	0.00	0.00	0.00	154.21	0.00	225.00	0.00
206	COGNO JOSE ALEJANDRO	4/29/1995	14.93	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,006.70	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	313.15	0.00	0.00	154.21	225.00	225.00	0.00
210	RUIZ GUSTAVO JORGE	4/29/1995	14.93	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,035.16	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	341.61	0.00	0.00	154.21	225.00	225.00	0.00
214	LOPEZ CARLOS GUSTAVO	4/28/1995	14.93	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,664.93	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	0.00	0.00	0.00	154.21	225.00	225.00	0.00
218	ABURTO CARINA NOEMI	4/28/1995	14.93	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,450.87	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	692.85	0.00	0.00	154.21	225.00	225.00	0.00
219	OVIEDO GABRIEL ANGEL	4/29/1995	14.93	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,625.07	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	431.61	0.00	0.00	254.21	225.00	225.00	0.00
231	RAMIREZ MARIA GREGORIA	5/31/1995	14.84	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,031.04	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,289.42	0.00	0.00	0.00	154.21	0.00	225.00	0.00
268	MUÑOZ SERGIO MARTIN	8/1/1995	14.67	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	5,693.55	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	0.00	0.00	0.00	154.21	0.00	225.00	0.00
269	GACITUA SERGIO ARIEL	8/1/1995	14.67	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,589.10	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	395.64	0.00	0.00	254.21	225.00	225.00	0.00
284	GINNOBILI NATALIA	12/20/1995	14.29	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	0.00	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,289.42	0.00	0.00	0.00	154.21	0.00	0.00	0.00
318	SALAZAR MAURICIO ALEJANDRO	2/6/1996	14.16	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,376.02	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,994.30	417.51	0.00	0.00	254.21	225.00	225.00	0.00
320	GUERRERO JULIETA ANDREA	2/6/1996	14.16	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,445.61	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,994.30	487.10	0.00	0.00	254.21	225.00	225.00	0.00
324	PEREYRA VERONICA	2/9/1996	14.15	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	6,488.59	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,524.38	0.00	0.00	0.00	254.21	225.00	225.00	0.00
352	SANDOVAL JAVIER MATIAS	6/13/1996	13.81	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	5,693.55	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	0.00	0.00	0.00	154.21	0.00	225.00	0.00
376	TORO CRISTINA ARACELI	9/3/1996	13.58	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	6,006.70	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	313.15	0.00	0.00	154.21	0.00	225.00	0.00
392	DE LA HOZ LAURA	1/9/1997	13.23	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	7,205.79	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,524.38	389.32	0.00	0.00	254.21	225.00	225.00	0.00

																						ADDITIONAL	ON ACCOUNT
								GROSS	BASIC		COMPANY’S					EMPLOYEE’S		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	ANTIGUED02	ZONA	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
404	LOPEZ RODOLFO ANDRES	1/19/1999	11.20	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,988.67	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,054.46	0.00	0.00	0.00	154.21	225.00	225.00	0.00
439	AGUIRRE FERNANDO MAURO	6/8/1999	10.82	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	5,281.76	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,054.46	293.09	0.00	0.00	154.21	225.00	225.00	0.00
446	ARRIAGADA CLAUDIA VIVIANA	7/10/1998	11.73	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,995.48	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,819.51	0.00	0.00	0.00	154.21	225.00	225.00	0.00
451	ZACHARONOK NELSON DANIEL	8/10/1998	11.65	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,753.72	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,819.51	0.00	0.00	0.00	154.21	225.00	225.00	0.00
453	ZUÑIGA LORENA VERONICA	8/28/1998	11.60	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,753.72	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,819.51	0.00	0.00	0.00	154.21	0.00	225.00	0.00
498	VALLEJOS VERONICA DANIELA	4/16/2000	9.96	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,789.37	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,819.51	35.65	0.00	0.00	154.21	225.00	225.00	0.00
543	REDAELLI DEBORA ELIZABET	8/1/2001	8.67	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,124.75	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,114.62	75.92	0.00	0.00	154.21	0.00	225.00	0.00
546	SALAZAR EDGARDO ESTEBAN	12/18/2001	8.29	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,297.69	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	247.90	0.00	0.00	154.21	0.00	225.00	0.00
548	PARRA MARTIN ENRIQUE	12/20/2001	8.28	INSPECTOR	INSPECTOR C	NEUQUEN	Mesas de Juego NQN	5,783.72	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	2,819.51	0.00	0.00	0.00	254.21	225.00	225.00	0.00
584	VERON PABLO CESAR	2/19/2003	7.12	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,556.89	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,349.59	273.09	0.00	0.00	154.21	225.00	225.00	0.00
587	BADILLA NADIA ABIGAIL	2/19/2003	7.12	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,315.93	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,349.59	32.13	0.00	0.00	154.21	225.00	225.00	0.00
588	ROGA ERICA GRISELDA	2/19/2003	7.12	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,813.87	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	0.00	0.00	0.00	154.21	0.00	225.00	0.00
591	MARTINEZ ALDO ANDRES	4/15/2003	6.96	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,519.41	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,349.59	235.61	0.00	0.00	154.21	225.00	225.00	0.00
599	BRAGIL ROMINA	6/9/2003	6.81	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,556.89	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,349.59	273.09	0.00	0.00	154.21	225.00	225.00	0.00
601	TAPIA CRISTIAN NICOLAS	6/9/2003	6.81	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,540.83	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,349.59	257.03	0.00	0.00	154.21	225.00	225.00	0.00
605	CASTILLO EDUARDO RENE	6/12/2003	6.81	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,271.52	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,114.62	222.69	0.00	0.00	154.21	225.00	225.00	0.00
614	RODRIGUEZ CELIA EDITH	7/14/2003	6.72	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	5,002.84	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,349.59	289.16	0.00	0.00	154.21	225.00	225.00	0.00
615	RUIZ DIAZ YOANNA LILIAN	7/14/2003	6.72	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,291.76	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,114.62	242.93	0.00	0.00	154.21	225.00	225.00	0.00
621	RACEDO HECTOR HUGO	8/22/2003	6.61	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,828.17	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	14.30	0.00	0.00	154.21	225.00	225.00	0.00
623	CAMPOS MARTIN ALEJANDRO	9/12/2003	6.55	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	2,879.28	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	0.00	225.00	0.00
659	PERALTA CAROLINA VANESA	3/3/2004	6.08	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,283.80	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,349.59	0.00	0.00	0.00	154.21	0.00	225.00	0.00
680	SEPULVEDA JOSE BERNABE	5/20/2004	5.87	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,811.55	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	232.63	0.00	0.00	154.21	225.00	225.00	0.00
707	SANDOVAL PABLO DAMIAN	7/30/2004	5.67	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,544.60	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	200.64	0.00	0.00	154.21	0.00	225.00	0.00
733	VILLAR GERARDO FABIAN	12/15/2004	5.29	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,398.28	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	209.76	0.00	0.00	154.21	225.00	225.00	0.00
734	BOUJON FEDERICO EXEQUIEL	12/15/2004	5.29	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,813.87	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	0.00	0.00	0.00	154.21	225.00	225.00	0.00
735	VARGAS SEBASTIAN ANDRES	12/15/2004	5.29	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,578.92	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	0.00	225.00	0.00
736	BETANCUR ROMINA SOLEDAD	12/16/2004	5.29	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,076.07	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	262.20	0.00	0.00	154.21	225.00	225.00	0.00
737	MIGUEZ IÑARRA ALBERTO MICHAY	12/16/2004	5.29	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,813.87	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	0.00	0.00	0.00	154.21	0.00	225.00	0.00
828	HALICKI GASTON	8/18/2005	4.62	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,043.87	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	42.91	0.00	0.00	154.21	225.00	225.00	0.00
831	PARRA GUECHAQUEO FLAVIA DALILA	8/18/2005	4.62	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,578.92	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	0.00	225.00	0.00
833	SANTA CLARA JAVIER DARIO	8/18/2005	4.62	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,973.46	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	224.06	0.00	0.00	154.21	0.00	225.00	0.00
834	MORENO ROBERTO JAVIER	8/18/2005	4.62	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,037.93	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	224.06	0.00	0.00	154.21	225.00	225.00	0.00
835	MARTINEZ MARCOS RODRIGO	8/19/2005	4.62	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,845.56	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	501.60	0.00	0.00	154.21	0.00	225.00	0.00
836	PADILLA CESAR MATIAS	8/19/2005	4.62	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,061.77	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	247.90	0.00	0.00	154.21	225.00	225.00	0.00
837	DELARRIVA BARBARA SOLEDAD	8/20/2005	4.61	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,700.34	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	0.00	225.00	0.00
868	CONTRERAS JUAN PABLO	11/1/2005	4.41	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,552.96	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	209.00	0.00	0.00	154.21	225.00	225.00	0.00
878	MERIÑO TERESITA INES	11/14/2005	4.38	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,061.77	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	247.90	0.00	0.00	154.21	0.00	225.00	0.00
887	CONTRERAS VALERIA ROCIO	11/14/2005	4.38	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,793.66	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	214.74	0.00	0.00	154.21	225.00	225.00	0.00
888	ARZA HUMBERTO	11/14/2005	4.38	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,057.00	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	243.13	0.00	0.00	154.21	225.00	225.00	0.00
889	GOMEZ ALICIA	11/14/2005	4.38	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,413.76	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	228.83	0.00	0.00	154.21	225.00	225.00	0.00
891	CHEUQUEL DAVID ANGEL	11/14/2005	4.38	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,188.73	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	0.00	0.00	0.00	154.21	225.00	225.00	0.00
895	SOSA VALERIA PAOLA	11/14/2005	4.38	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,037.93	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	224.06	0.00	0.00	154.21	225.00	225.00	0.00
896	BARRIOS CLAUDIO GABRIEL	11/14/2005	4.38	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,578.92	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	0.00	225.00	0.00
900	PAREJA PABLO ARIEL	11/15/2005	4.38	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,042.70	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	228.83	0.00	0.00	154.21	225.00	225.00	0.00
901	MAECHEL BRUNO EMANUEL	11/17/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,099.91	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	286.04	0.00	0.00	154.21	225.00	225.00	0.00
902	LOPEZ MARISA VIVIANA	11/17/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,023.63	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	209.76	0.00	0.00	154.21	225.00	225.00	0.00
903	GALINDO ANAHI ELIZABETH	11/17/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,828.17	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	14.30	0.00	0.00	154.21	225.00	225.00	0.00
905	BABUL CECILIA	11/17/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,856.78	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	42.91	0.00	0.00	154.21	225.00	225.00	0.00
906	AVELLANEDA MARIA VICTORIA	11/17/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,042.70	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	228.83	0.00	0.00	154.21	225.00	225.00	0.00
907	LARENAS NADIA VANESA	11/17/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,986.17	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	0.00	0.00	0.00	154.21	225.00	225.00	0.00
908	LETELIER RODOLFO RODRIGO	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,071.30	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	257.43	0.00	0.00	154.21	0.00	225.00	0.00
910	SOTO MARCELA	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	2,872.19	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	0.00	0.00	0.00	154.21	0.00	225.00	0.00
911	AGUILERA CINTIA	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,192.40	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	0.00	0.00	0.00	154.21	0.00	225.00	0.00
913	MONTELPARE VANINA	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,061.77	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	247.90	0.00	0.00	154.21	225.00	225.00	0.00
915	MUÑOZ NESTOR FABIAN	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,023.63	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	209.76	0.00	0.00	154.21	225.00	225.00	0.00
916	GOMEZ FERNANDO RODRIGO	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,037.93	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	224.06	0.00	0.00	154.21	0.00	225.00	0.00
917	RIVAS CATRIÑIR PABLO CESAR	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,828.17	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	14.30	0.00	0.00	154.21	0.00	225.00	0.00
918	ORIENTI BULFARO CARLOS ALBERTO	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,042.70	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	228.83	0.00	0.00	154.21	0.00	225.00	0.00
919	GOMEZ MARIA DEL ROSARIO	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,080.84	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	266.97	0.00	0.00	154.21	0.00	225.00	0.00
920	BARGAS RODRIGO MARTIN	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,813.87	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	0.00	0.00	0.00	154.21	0.00	225.00	0.00
921	FONSECA VERONICA AMELIA	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	0.00	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	0.00	0.00	0.00
922	CASTRO ANABELLA GUADALUPE	11/18/2005	4.37	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,813.87	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	0.00	0.00	0.00	154.21	225.00	225.00	0.00
1013	SILVA JONATAN GABRIEL	4/1/2006	4.00	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,793.66	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	214.74	0.00	0.00	154.21	0.00	225.00	0.00
1014	ARIAS WALTER ALEJANDRO	4/1/2006	4.00	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,578.92	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	225.00	225.00	0.00
1028	LOZA MARCELO JOAQUIN	4/1/2006	4.00	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,681.08	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	227.93	0.00	0.00	154.21	0.00	225.00	0.00
1035	PANIS JUAN PABLO	4/10/2006	3.98	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,824.97	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	246.05	0.00	0.00	154.21	225.00	225.00	0.00
1040	VERON HELDA ANDREA	4/10/2006	3.98	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,527.88	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	183.92	0.00	0.00	154.21	225.00	225.00	0.00
1066	AYUSA CARLOS VICENTE	5/8/2006	3.90	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,811.55	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	232.63	0.00	0.00	154.21	225.00	225.00	0.00
1067	VERON FERNANDO ARIEL	5/8/2006	3.90	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,793.66	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	214.74	0.00	0.00	154.21	0.00	225.00	0.00
1140	VILLAFAÑE IRIS ADRIANA	7/1/2006	3.75	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,527.88	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	183.92	0.00	0.00	154.21	0.00	225.00	0.00
1142	FERNANDEZ MARTIN IVAN	7/1/2006	3.75	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	4,167.97	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	232.63	0.00	0.00	154.21	225.00	225.00	0.00
1188	ORTIZ ABIGAIL KAREN	4/1/2007	3.00	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,601.03	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	167.20	0.00	0.00	154.21	225.00	225.00	0.00
1191	DE LA VEGA ERIBERTO CARLOS	4/27/2007	2.93	PAYER	PAYER	NEUQUEN	Mesas de Juego NQN	3,381.58	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	37.62	0.00	0.00	154.21	225.00	225.00	0.00
48	SAAVEDRA ENRIQUE JOSE	6/27/1984	25.78	INSPECTOR	INSPECTOR B	SAN MARTIN DE LOS A.	Mesas de Juego SMA	9,490.67	2,960.00	0.00	0.00	0.00	1,437.85	0.00	0.00	4,229.25	579.24	0.00	0.00	284.33	225.00	225.00	0.00
61	VILCHES LUIS GASPAR	1/1/1988	22.26	INSPECTOR	INSPECTOR A	SAN MARTIN DE LOS A.	Mesas de Juego SMA	9,540.39	2,960.00	0.00	0.00	0.00	1,437.85	0.00	0.00	4,229.25	624.14	0.00	0.00	289.15	225.00	225.00	0.00
63	BARROS DULIO DANTE	1/1/1988	22.26	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	7,279.67	1,780.00	0.00	0.00	0.00	1,107.87	0.00	0.00	3,759.34	492.10	0.00	0.00	140.36	225.00	225.00	0.00
105	LASTRA SERGIO GABRIEL	12/31/1994	15.26	INSPECTOR	INSPECTOR B	SAN MARTIN DE LOS A.	Mesas de Juego SMA	8,911.43	2,960.00	0.00	0.00	0.00	1,437.85	0.00	0.00	4,229.25	0.00	0.00	0.00	284.33	225.00	225.00	0.00
109	MUERZA HORACIO	12/31/1994	15.26	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	7,243.51	1,780.00	0.00	0.00	0.00	1,107.87	0.00	0.00	3,759.34	442.09	0.00	0.00	154.21	225.00	225.00	0.00
110	LLANQUIN BRUNO	12/31/1994	15.26	INSPECTOR	INSPECTOR C	SAN MARTIN DE LOS A.	Mesas de Juego SMA	9,139.10	2,710.00	0.00	0.00	0.00	1,387.85	0.00	0.00	4,229.25	557.79	0.00	0.00	254.21	225.00	225.00	0.00
111	ALFARO PABLO GABRIEL	12/31/1994	15.26	INSPECTOR	INSPECTOR C	SAN MARTIN DE LOS A.	Mesas de Juego SMA	8,838.83	2,710.00	0.00	0.00	0.00	1,340.86	0.00	0.00	3,994.30	539.46	0.00	0.00	254.21	225.00	225.00	0.00
166	LLINARES LAURA	10/3/2003	6.50	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	4,900.17	1,780.00	0.00	0.00	0.00	778.92	0.00	0.00	2,114.62	72.42	0.00	0.00	154.21	225.00	225.00	0.00

																						ADDITIONAL	ON ACCOUNT
								GROSS	BASIC		COMPANY’S					EMPLOYEE’S		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	ANTIGUED02	ZONA	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
245	GARCIA MARIA ELENA	7/6/1995	14.75	INSPECTOR	INSPECTOR C	SAN MARTIN DE LOS A.	Mesas de Juego SMA	9,139.10	2,710.00	0.00	0.00	0.00	1,387.85	0.00	0.00	4,229.25	557.79	0.00	0.00	254.21	225.00	225.00	0.00
246	CASTILLO LUIS ALBERTO	7/6/1995	14.75	INSPECTOR	INSPECTOR C	SAN MARTIN DE LOS A.	Mesas de Juego SMA	9,139.10	2,710.00	0.00	0.00	0.00	1,387.85	0.00	0.00	4,229.25	557.79	0.00	0.00	254.21	225.00	225.00	0.00
247	AGUILAR FABIAN ANDRES	7/6/1995	14.75	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	7,125.10	1,780.00	0.00	0.00	0.00	1,060.87	0.00	0.00	3,524.38	424.02	0.00	0.00	154.21	0.00	225.00	0.00
289	BRUNO ENRIQUE GABRIEL	12/27/1995	14.27	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	7,269.02	1,780.00	0.00	0.00	0.00	1,107.87	0.00	0.00	3,759.34	467.60	0.00	0.00	154.21	225.00	225.00	0.00
410	FIGUEROA SILVINA VIVIANA	7/10/1997	12.73	INSPECTOR	INSPECTOR C	SAN MARTIN DE LOS A.	Mesas de Juego SMA	7,821.12	2,710.00	0.00	0.00	0.00	1,199.88	0.00	0.00	3,289.42	484.48	0.00	0.00	254.21	0.00	225.00	0.00
427	PRADEL PATRICIA INES	1/17/1998	12.21	INSPECTOR	INSPECTOR C	SAN MARTIN DE LOS A.	Mesas de Juego SMA	7,453.51	2,710.00	0.00	0.00	0.00	1,199.88	0.00	0.00	3,289.42	0.00	0.00	0.00	254.21	225.00	225.00	0.00
530	VIDAL GARRIDO ALFREDO EXEQUIEL	2/3/2003	7.16	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	5,454.62	1,780.00	0.00	0.00	0.00	825.92	0.00	0.00	2,349.59	344.90	0.00	0.00	154.21	225.00	225.00	0.00
549	SILVA LUIS OSCAR	12/7/2001	8.32	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	5,454.62	1,780.00	0.00	0.00	0.00	825.92	0.00	0.00	2,349.59	344.90	0.00	0.00	154.21	0.00	225.00	0.00
564	FILET YANINA MARIANA	6/26/2002	7.77	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	5,461.01	1,780.00	0.00	0.00	0.00	825.92	0.00	0.00	2,349.59	351.29	0.00	0.00	154.21	0.00	225.00	0.00
602	ÑANCUCHEO JUAN GUILLERMO	6/6/2003	6.82	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	5,102.38	1,780.00	0.00	0.00	0.00	731.93	0.00	0.00	1,879.66	323.89	0.00	0.00	154.21	0.00	225.00	0.00
609	PAVES MARIA DE LOS ANGELES	6/24/2003	6.77	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	4,900.17	1,780.00	0.00	0.00	0.00	778.92	0.00	0.00	2,114.62	72.42	0.00	0.00	154.21	225.00	225.00	0.00
616	SEPULVEDA LUCAS JAVIER	7/14/2003	6.72	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	5,499.33	1,780.00	0.00	0.00	0.00	825.92	0.00	0.00	2,349.59	389.61	0.00	0.00	154.21	225.00	225.00	0.00
660	BELMAR MARCELO ERALDO	4/1/2004	6.00	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	4,977.65	1,780.00	0.00	0.00	0.00	731.93	0.00	0.00	1,879.66	431.85	0.00	0.00	154.21	225.00	225.00	0.00
727	PAYLLALEF PAMELA ELIZABETH	12/14/2004	5.30	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	4,983.33	1,780.00	0.00	0.00	0.00	731.93	0.00	0.00	1,879.66	437.53	0.00	0.00	154.21	225.00	225.00	0.00
745	BENITEZ MARCELO JULIAN	12/21/2004	5.28	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	5,108.34	1,780.00	0.00	0.00	0.00	731.93	0.00	0.00	1,879.66	562.54	0.00	0.00	154.21	225.00	225.00	0.00
769	DIMATTIA MARIA ELENA	6/23/2005	4.77	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	4,937.88	1,780.00	0.00	0.00	0.00	731.93	0.00	0.00	1,879.66	392.08	0.00	0.00	154.21	225.00	225.00	0.00
926	UNZUE EMANUEL	12/30/2005	4.25	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	4,695.58	1,780.00	0.00	0.00	0.00	684.95	0.00	0.00	1,644.71	431.71	0.00	0.00	154.21	225.00	225.00	0.00
927	GRANDOLIO LUIS ALBERTO	12/24/2005	4.27	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	4,748.88	1,780.00	0.00	0.00	0.00	684.95	0.00	0.00	1,644.71	485.01	0.00	0.00	154.21	225.00	225.00	0.00
1119	GONZALEZ MARIA JULIA	6/19/2006	3.78	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	4,344.54	1,780.00	0.00	0.00	0.00	684.95	0.00	0.00	1,644.71	213.19	0.00	0.00	154.21	0.00	225.00	0.00
1304	D AGOSTO ANA CLARA	1/7/2008	2.23	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	3,926.74	1,780.00	0.00	0.00	0.00	590.96	0.00	0.00	1,174.79	41.62	0.00	0.00	154.21	225.00	225.00	0.00
1307	ECHEVERRY ALVAREZ PABLO ANDRES	1/22/2008	2.19	PAYER	PAYER	SAN MARTIN DE LOS A.	Mesas de Juego SMA	4,134.85	1,780.00	0.00	0.00	0.00	590.96	0.00	0.00	1,174.79	254.37	0.00	0.00	154.21	0.00	225.00	0.00
87	MUÑOZ SEGUNDO ALFREDO	8/15/1985	24.64	SECURITY COORDINATION	SECURITY “B”	NEUQUEN	Seguridad NQN	3,443.28	2,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	210.15	0.00	0.00	283.13	225.00	225.00	0.00
92	BUSTOS JORGE EDMUNDO	12/14/1987	22.31	SECURITY COORDINATION	SEGURIDAD B	NEUQUEN	Seguridad NQN	3,427.12	2,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	193.99	0.00	0.00	283.13	225.00	225.00	0.00
486	MENDEZ LUCAS ANTONIO	11/15/1999	10.38	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,645.72	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	225.00	225.00	0.00
567	GOMEZ CARLOS FABIAN	11/18/2002	7.37	SECURITY COORDINATION	SECURITY “B”	NEUQUEN	Seguridad NQN	3,233.13	2,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	283.13	225.00	225.00	0.00
622	GONZALEZ JUAN JOSE	9/8/2003	6.56	SECURITY COORDINATION	SECURITY “B”	NEUQUEN	Seguridad NQN	3,443.28	2,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	210.15	0.00	0.00	283.13	225.00	225.00	0.00
652	LAMBRECHT DANIEL ERNESTO	1/16/2004	6.21	SECURITY COORDINATION	SECURITY “B”	NEUQUEN	Seguridad NQN	3,443.28	2,950.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	210.15	0.00	0.00	283.13	225.00	225.00	0.00
749	CABEZA JESUS MARIANO	2/1/2005	5.16	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,817.69	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	225.00	225.00	0.00
951	PEREZ FERNANDO ANDRES	1/13/2006	4.21	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,817.69	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	225.00	225.00	0.00
952	QUILAPAN ALBERTO FLORIANO	1/13/2006	4.21	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,817.69	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	225.00	225.00	0.00
953	AQUEVEQUE DIEGO JAVIER	1/13/2006	4.21	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,817.69	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	225.00	225.00	0.00
954	PASMINO MARCOS	1/13/2006	4.21	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,817.69	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	0.00	225.00	0.00
955	FIGUEROA PABLO ALBERTO	1/13/2006	4.21	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	3,075.94	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	225.00	225.00	0.00
957	CASTILLO DANISA DEL CARMEN	1/16/2006	4.21	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,645.72	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
958	MELO JAVIER ALEJANDRO	1/16/2006	4.21	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,817.69	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	225.00	225.00	0.00
1030	LINCON TISSERA CARLOS YAMIL	4/10/2006	3.98	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,729.50	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	0.00	225.00	0.00
1031	CUEVAS NADIA GISELLE	4/10/2006	3.98	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,645.72	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	225.00	225.00	0.00
1117	RODRIGUEZ CARLOS ALBERTO	6/1/2006	3.83	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,817.69	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	225.00	225.00	0.00
1237	AVILA JUAN EDUARDO	8/20/2007	2.61	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,645.72	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	230.72	225.00	225.00	0.00
1250	MONSALVEZ FAUSTINA MERCEDES	10/10/2007	2.47	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,553.12	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	0.00	225.00	0.00
1251	CONTRERAS MONICA ALEJANDRA	10/10/2007	2.47	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,817.69	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	171.97	0.00	0.00	230.72	225.00	225.00	0.00
1303	FIGUEROA CRISTIAN HERNAN	1/4/2008	2.24	SECURITY	SECURITY “C”	NEUQUEN	Seguridad NQN	2,830.92	2,415.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	185.20	0.00	0.00	230.72	225.00	225.00	0.00
1423	BERRY GUSTAVO ADOLFO	6/1/2009	0.83	SECURITY AUXILIAR	SECURITY AUXILIAR	NEUQUEN	Seguridad NQN	1,915.00	1,915.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	225.00	225.00	0.00
481	HERNANDEZ JOSE ANDRES	9/21/1999	10.53	SECURITY	SECURITY “C”	SAN MARTIN DE LOS A.	Seguridad SMA	3,437.68	2,415.00	0.00	0.00	0.00	483.00	0.00	0.00	0.00	308.96	0.00	0.00	230.72	225.00	225.00	0.00
515	ESPINOLA PEDRO CELESTINO	8/30/2000	9.59	SECURITY COORDINATION	SECURITY “B”	SAN MARTIN DE LOS A.	Seguridad SMA	4,186.32	2,950.00	0.00	0.00	0.00	590.00	0.00	0.00	0.00	363.19	0.00	0.00	283.13	225.00	225.00	0.00
867	REYES CARLOS ALFREDO	10/19/2005	4.45	SECURITY	SECURITY “C”	SAN MARTIN DE LOS A.	Seguridad SMA	3,163.92	2,415.00	0.00	0.00	0.00	483.00	0.00	0.00	0.00	35.20	0.00	0.00	230.72	225.00	225.00	0.00
929	FLORES NELSON JAVIER	1/2/2006	4.24	IT ASSISTANT “B”	IT	NEUQUEN	Sistemas	4,399.39	4,050.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	349.39	0.00	0.00	0.00
974	COELLI AGOSTINA	2/6/2006	4.15	TREASURER’S ASSISTANT	TREASURER’S ASSISTANT “C”	COPAHUE	Slots Copahue	4,828.26	2,750.00	0.00	0.00	0.00	550.00	0.00	0.00	0.00	1,297.54	0.00	0.00	230.72	225.00	225.00	0.00
1147	PEÑA DANIEL ALBERTO	7/12/2006	3.72	SALOON TECHNICIAN	ASSISTANT SALOON/CASHIER	COPAHUE	Slots Copahue	3,605.08	2,315.00	0.00	0.00	0.00	463.00	0.00	125.00	0.00	575.82	0.00	0.00	230.72	0.00	225.00	0.00
1290	MELLA FRANCO CRISTIAN EDMUNDO	12/26/2007	2.26	SALOON TECHNICIAN	ASSISTANT SALOON/CASHIER	COPAHUE	Slots Copahue	3,699.09	2,315.00	0.00	0.00	0.00	463.00	0.00	125.00	0.00	669.83	0.00	0.00	230.72	0.00	225.00	0.00
624	OLAVE CEFERINO RUBEN	10/10/2003	6.48	SALOON SUPERVISOR	ASSISTANT SALOON	JUNIN DE LOS ANDES	Slots JAN	3,760.22	2,750.00	0.00	0.00	0.00	550.00	0.00	0.00	0.00	229.50	0.00	0.00	230.72	225.00	225.00	0.00
626	FERNANDEZ SUSANA DANIELA	10/10/2003	6.48	SALOON CASHIER	ASSISTANT SALOON/CASHIER	JUNIN DE LOS ANDES	Slots JAN	1,462.40	2,315.00	0.00	0.00	0.00	463.00	0.00	125.00	0.00	0.00	0.00	0.00	230.72	0.00	225.00	0.00
627	GOMEZ WALTER RAMON	10/10/2003	6.48	SALOON SUPERVISOR	ASSISTANT SALOON	JUNIN DE LOS ANDES	Slots JAN	4,031.02	2,750.00	0.00	0.00	0.00	550.00	0.00	0.00	0.00	447.89	0.00	0.00	283.13	225.00	225.00	0.00
629	VILLAGRA SUSANA NOEMI MARIANA	10/10/2003	6.48	TREASURER JUNIN	TREASURER	JUNIN DE LOS ANDES	Slots JAN	5,156.45	3,550.00	0.00	0.00	0.00	710.00	0.00	0.00	0.00	613.32	0.00	0.00	283.13	0.00	225.00	0.00
631	VILLAGRA VANESA CLAUDIA	10/10/2003	6.48	SALOON CASHIER	ASSISTANT SALOON/CASHIER	JUNIN DE LOS ANDES	Slots JAN	3,364.83	2,315.00	0.00	0.00	0.00	463.00	0.00	125.00	0.00	231.11	0.00	0.00	230.72	225.00	225.00	0.00
858	CASTRO ANGELA EDITH	9/20/2005	4.53	SALOON CASHIER	ASSISTANT SALOON/CASHIER	JUNIN DE LOS ANDES	Slots JAN	3,306.07	2,315.00	0.00	0.00	0.00	463.00	0.00	125.00	0.00	172.35	0.00	0.00	230.72	225.00	225.00	0.00
972	BERRY ELIZABETH AYELEN	1/25/2006	4.18	SALOON CASHIER	ASSISTANT SALOON/CASHIER	JUNIN DE LOS ANDES	Slots JAN	3,364.83	2,315.00	0.00	0.00	0.00	463.00	0.00	125.00	0.00	231.11	0.00	0.00	230.72	225.00	225.00	0.00
1029	BUSTO JESUS DARIO	4/5/2006	3.99	SALOON CASHIER	ASSISTANT SALOON/CASHIER	JUNIN DE LOS ANDES	Slots JAN	3,337.41	2,315.00	0.00	0.00	0.00	463.00	0.00	125.00	0.00	203.69	0.00	0.00	230.72	225.00	225.00	0.00
1183	GOMEZ DIEGO ARIEL	2/17/2007	3.12	SALOON CASHIER	ASSISTANT SALOON/CASHIER	JUNIN DE LOS ANDES	Slots JAN	3,404.00	2,315.00	0.00	0.00	0.00	463.00	0.00	125.00	0.00	270.28	0.00	0.00	230.72	225.00	225.00	0.00
1228	JOFRE JESICA YANINA	8/17/2007	2.62	SALOON CASHIER	ASSISTANT SALOON/CASHIER	JUNIN DE LOS ANDES	Slots JAN	3,333.49	2,315.00	0.00	0.00	0.00	463.00	0.00	125.00	0.00	199.77	0.00	0.00	230.72	225.00	225.00	0.00
24	ACUÑA MIGUEL ANGEL	5/15/1985	24.89	SLOTS CHIEF OF FLOOR	SLOTS CHIEF OF FLOOR “B”	NEUQUEN	Slots NQN	7,458.91	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	455.24	0.00	0.00	284.33	0.00	225.00	0.00
80	MORENO VICTOR	4/11/1979	30.99	SLOTS ASSISTANT	SLOTS ASSISTANT “A”	NEUQUEN	Slots NQN	4,491.01	1,930.00	0.00	0.00	0.00	0.00	0.00	0.00	2,114.62	274.10	0.00	0.00	172.29	0.00	225.00	0.00
143	MENDEZ GABRIELA ALEJANDRA	1/28/1995	15.18	SLOTS CHIEF OF FLOOR	SLOTS CHIEF OF FLOOR “C”	NEUQUEN	Slots NQN	7,542.44	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,524.38	389.32	0.00	0.00	254.21	225.00	225.00	0.00
196	ATIN GUILLERMO	4/28/1995	14.93	SLOTS CHIEF OF FLOOR	SLOTS CHIEF OF FLOOR “C”	NEUQUEN	Slots NQN	7,160.58	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	437.03	0.00	0.00	254.21	225.00	225.00	0.00
323	VILLACORTA MARIA DE LOS ANGELE	2/9/1996	14.15	SLOTS CHIEF OF FLOOR	SLOTS CHIEF OF FLOOR “C”	NEUQUEN	Slots NQN	7,194.20	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	470.65	0.00	0.00	254.21	225.00	225.00	0.00
327	CUEVAS NORMA BEATRIZ	2/14/1996	14.13	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	5,830.24	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	3,289.42	339.54	0.00	0.00	154.21	225.00	225.00	0.00
386	ROJAS RUBEN ALADINO	12/18/1996	13.29	SLOTS CHIEF OF FLOOR	SLOTS CHIEF OF FLOOR “C”	NEUQUEN	Slots NQN	6,159.66	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	2,819.51	375.94	0.00	0.00	254.21	225.00	225.00	0.00
464	VASQUEZ MARIANA NOEMI	7/14/2003	6.72	SALOON SUPERVISOR	SALOON SUPERVISOR	NEUQUEN	Slots NQN	1,401.81	2,270.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	213.25	0.00	225.00	0.00
479	PINO VICTOR DAVID	8/31/1999	10.59	SLOTS ASSISTANT	SLOTS ASSISTANT “A”	NEUQUEN	Slots NQN	4,686.84	1,930.00	0.00	0.00	0.00	0.00	0.00	0.00	2,584.55	0.00	0.00	0.00	172.29	0.00	225.00	0.00
485	LOPEZ JOANA ANDREA	11/4/1999	10.41	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,573.86	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	229.90	0.00	0.00	154.21	225.00	225.00	0.00
487	VELAZQUEZ DAMIAN NESTOR	11/30/1999	10.34	SALOON SUPERVISOR	SALOON SUPERVISOR	NEUQUEN	Slots NQN	4,662.86	2,270.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	299.95	0.00	0.00	213.25	0.00	225.00	0.00
556	HUAIQUIFIL CASTILLO RITA SOLAN	2/26/2002	8.10	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,765.92	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	13.42	0.00	0.00	154.21	0.00	225.00	0.00
600	CARDOZO EDUARDO ALEJANDRO	6/9/2003	6.81	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	5,508.42	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	2,114.62	1,245.02	0.00	0.00	154.21	225.00	225.00	0.00
653	CABALLERO DIEGO SEBASTIAN	1/16/2004	6.21	SALOON SUPERVISOR	SALOON SUPERVISOR	NEUQUEN	Slots NQN	4,646.50	2,270.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	283.59	0.00	0.00	213.25	225.00	225.00	0.00
654	SAAVEDRA GUSTAVO ALEJANDRO	1/16/2004	6.21	SALOON SUPERVISOR	SALOON SUPERVISOR	NEUQUEN	Slots NQN	4,646.50	2,270.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	283.59	0.00	0.00	213.25	225.00	225.00	0.00
664	CHACON LUCY ANAHI	4/20/2004	5.95	SALOON SUPERVISOR	SALOON SUPERVISOR	NEUQUEN	Slots NQN	4,744.67	2,270.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	381.76	0.00	0.00	213.25	225.00	225.00	0.00
690	SALAMANCA VIVIANA INES	5/21/2004	5.86	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,811.55	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	232.63	0.00	0.00	154.21	225.00	225.00	0.00
706	LUNA GABRIELA ELIZABETH	7/27/2004	5.68	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,578.92	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	225.00	225.00	0.00
717	TAMBASCO SILVANA	10/14/2004	5.46	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	0.00	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	0.00	0.00	0.00	154.21	0.00	0.00	0.00
759	VAZQUEZ PABLO ANDRES	6/6/2005	4.82	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,209.61	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,174.79	0.00	0.00	0.00	254.82	225.00	225.00	0.00
841	CERVERA MATIAS FRANCISCO	8/22/2005	4.61	SLOTS ASSISTANT	SLOTS ASSISTANT “A”	NEUQUEN	Slots NQN	4,155.64	1,930.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	224.82	0.00	0.00	172.29	225.00	225.00	0.00

																						ADDITIONAL	ON ACCOUNT
								GROSS	BASIC		COMPANY’S					EMPLOYEE’S		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	ANTIGUED02	ZONA	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
848	MALASPINA MAXIMILIANO RODOLFO	8/23/2005	4.61	SALOON SUPERVISOR	SALOON SUPERVISOR	NEUQUEN	Slots NQN	4,362.91	2,270.00	0.00	0.00	0.00	0.00	0.00	0.00	1,879.66	0.00	0.00	0.00	213.25	225.00	225.00	0.00
884	LOPEZ GUSTAVO PEDRO	11/14/2005	4.38	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,811.55	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	232.63	0.00	0.00	154.21	225.00	225.00	0.00
886	ARRANZ MARIA ALEJANDRA	11/14/2005	4.38	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,578.92	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	225.00	225.00	0.00
899	TILLERIA MATIAS LEANDRO	11/15/2005	4.38	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	5,299.12	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	1,521.04	0.00	0.00	154.21	225.00	225.00	0.00
997	FERNANDEZ MARIA DANIELA	4/1/2006	4.00	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,109.00	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,174.79	0.00	0.00	0.00	154.21	225.00	225.00	0.00
1017	AQUITO LILIANA BEATRIZ	4/1/2006	4.00	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,032.11	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	939.83	158.07	0.00	0.00	154.21	225.00	225.00	0.00
1077	GUERRERO EMANUEL MAXIMILIANO	5/16/2006	3.88	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,793.66	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	214.74	0.00	0.00	154.21	225.00	225.00	0.00
1082	LOMBARDO EDUARDO JOSE	5/16/2006	3.88	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,811.55	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	232.63	0.00	0.00	154.21	225.00	225.00	0.00
1083	PONCE FRANCISCO JOSE	5/16/2006	3.88	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,793.66	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	214.74	0.00	0.00	154.21	225.00	225.00	0.00
1084	GUTIERREZ SUAZO DIEGO MIGUEL	6/1/2006	3.83	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,811.55	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	232.63	0.00	0.00	154.21	225.00	225.00	0.00
1085	MORANDI SEBASTIAN ALBERTO	6/1/2006	3.83	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,578.92	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	0.00	225.00	0.00
1086	ALEGRIA FUENTES CRISTIAN DARIO	6/1/2006	3.83	LABORATORY TECHNICIAN “C”	TECHNICIAN	NEUQUEN	Slots NQN	4,652.77	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,648.56	0.00	0.00	154.21	225.00	225.00	0.00
1087	MONSALVE LORENA	6/1/2006	3.83	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,416.04	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,174.79	178.09	0.00	0.00	154.21	225.00	225.00	0.00
1088	HIGUERA JESSICA PAOLA	6/1/2006	3.83	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,343.96	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	0.00	0.00	0.00	154.21	225.00	225.00	0.00
1109	MONSALVEZ LORENA ELIZABET	6/1/2006	3.83	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,048.48	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	939.83	207.39	0.00	0.00	0.00	225.00	225.00	0.00
1123	RUIZ DIAZ JESUS BERNABE	7/1/2006	3.75	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,749.74	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	0.00	0.00	0.00	154.21	225.00	225.00	0.00
1155	CONTRERAS JESICA YANET	8/14/2006	3.63	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,713.16	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	200.64	0.00	0.00	154.21	225.00	225.00	0.00
1223	MADOZ MAURO EMANUEL	6/19/2007	2.78	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,279.49	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	0.00	0.00	0.00	154.21	0.00	225.00	0.00
1244	CARRO JUAN CARLOS	9/7/2007	2.56	LABORATORY TECHNICIAN “A”	TECHNICIAN	NEUQUEN	Slots NQN	9,007.27	4,130.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	4,539.93	0.00	0.00	337.34	225.00	225.00	0.00
1260	LILLO PETTIT FABIAN OSVALDO	11/1/2007	2.41	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	4,671.30	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	1,327.34	0.00	0.00	154.21	225.00	225.00	0.00
1269	VALICENTI ALEJANDRO	12/4/2007	2.32	LABORATORY TECHNICIAN “A”	TECHNICIAN	NEUQUEN	Slots NQN	8,578.67	4,130.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	4,159.52	0.00	0.00	289.15	225.00	225.00	0.00
1324	ZANETTA HUGO EDUARDO	4/1/2008	2.00	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,471.41	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,174.79	213.75	0.00	0.00	154.21	225.00	225.00	0.00
1360	HANZ CRISTIAN FEDERICO	9/15/2008	1.54	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,346.07	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,174.79	237.07	0.00	0.00	154.21	225.00	225.00	0.00
1361	RODRIGUEZ PABLO DANTE	9/15/2008	1.54	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	3,109.00	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,174.79	0.00	0.00	0.00	154.21	225.00	225.00	0.00
1367	ALVAREZ MAXIMILIANO MARTIN	10/23/2008	1.44	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	2,965.87	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,174.79	11.08	0.00	0.00	0.00	225.00	225.00	0.00
1368	PONZO NELSON OSCAR	10/23/2008	1.44	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	2,954.79	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,174.79	0.00	0.00	0.00	0.00	0.00	225.00	0.00
1395	HERNANDEZ MARIA DE LOS ANGELES	2/2/2009	1.16	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	2,906.82	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	939.83	186.99	0.00	0.00	0.00	225.00	225.00	0.00
1396	OTERO CLAUDIO JAVIER	2/2/2009	1.16	LABORATORY TECHNICIAN “C”	TECHNICIAN	NEUQUEN	Slots NQN	3,127.88	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	277.88	0.00	0.00	0.00	225.00	225.00	0.00
1399	MAROA KATHYA JACQUELINE	3/1/2009	1.08	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	NEUQUEN	Slots NQN	2,883.02	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	939.83	163.19	0.00	0.00	0.00	225.00	225.00	0.00
1406	CORDOBA MATIAS EDUARDO	3/15/2009	1.04	LABORATORY TECHNICIAN “C”	TECHNICIAN	NEUQUEN	Slots NQN	5,382.94	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,532.94	0.00	0.00	0.00	225.00	225.00	0.00
1411	VERGEZ ALEJANDRO FABIAN	4/7/2009	0.98	SLOTS AUXILIAR TECHNICIAN	TECHNICIAN	NEUQUEN	Slots NQN	3,741.00	2,400.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,341.00	0.00	0.00	0.00	225.00	225.00	0.00
1422	LOPEZ GUSTAVO JAVIER	6/1/2009	0.83	SLOTS AUXILIAR ASSISTANT	SLOTS AUXILIAR ASSISTANT	NEUQUEN	Slots NQN	3,401.89	1,280.00	0.00	0.00	0.00	0.00	0.00	0.00	939.83	1,182.06	0.00	0.00	0.00	225.00	225.00	0.00
1430	LUENGO ROSENDO	7/1/2009	0.75	SLOTS AUXILIAR TECHNICIAN	TECHNICIAN	NEUQUEN	Slots NQN	4,692.00	2,400.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,292.00	0.00	0.00	0.00	225.00	225.00	0.00
1436	PEDRAZA VALENTIN EVARISTO	9/7/2009	0.56	LABORATORY TECHNICIAN “C”	TECHNICIAN	NEUQUEN	Slots NQN	4,966.13	2,850.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,116.13	0.00	0.00	0.00	225.00	225.00	0.00
107	PRICE JORGE ALEJANDRO	12/31/1994	15.26	SLOTS CHIEF OF FLOOR	SLOTS CHIEF OF FLOOR “C”	SAN MARTIN DE LOS A.	Slots SMA	8,538.55	2,710.00	0.00	0.00	0.00	1,293.87	0.00	0.00	3,759.34	521.13	0.00	0.00	254.21	225.00	225.00	0.00
461	MARCHENA CRISTIAN FABIO	12/21/1998	11.28	SLOTS ASSISTANT	SLOTS ASSISTANT “A”	SAN MARTIN DE LOS A.	Slots SMA	6,036.93	1,930.00	0.00	0.00	0.00	902.91	0.00	0.00	2,584.55	447.18	0.00	0.00	172.29	225.00	225.00	0.00
499	ZALAZAR RITA IRENE	4/21/2000	9.95	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	SAN MARTIN DE LOS A.	Slots SMA	5,965.88	1,780.00	0.00	0.00	0.00	872.91	0.00	0.00	2,584.55	40.44	0.00	0.00	154.21	225.00	225.00	0.00
563	MANSILLA MAURO ELIBERTO	6/26/2002	7.77	SLOTS ASSISTANT	SLOTS ASSISTANT “A”	SAN MARTIN DE LOS A.	Slots SMA	5,672.71	1,930.00	0.00	0.00	0.00	855.92	0.00	0.00	2,349.59	364.91	0.00	0.00	172.29	225.00	225.00	0.00
995	PORCEL DE PERALTA CESAR AUGUST	3/14/2006	4.05	SLOTS ASSISTANT	SLOTS ASSISTANT “A”	SAN MARTIN DE LOS A.	Slots SMA	4,495.41	1,930.00	0.00	0.00	0.00	714.95	0.00	0.00	1,644.71	33.46	0.00	0.00	172.29	0.00	225.00	0.00
1118	ESPINOSA ENRIQUE DANIEL	6/5/2006	3.82	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	SAN MARTIN DE LOS A.	Slots SMA	3,935.83	1,780.00	0.00	0.00	0.00	590.96	0.00	0.00	1,174.79	235.87	0.00	0.00	154.21	225.00	225.00	0.00
1170	ZALAZAR PEDRO DENIS	12/28/2006	3.26	SLOTS ASSISTANT	SLOTS ASSISTANT “B”	SAN MARTIN DE LOS A.	Slots SMA	4,475.88	1,780.00	0.00	0.00	0.00	637.95	0.00	0.00	1,409.75	298.64	0.00	0.00	154.21	225.00	225.00	0.00
1439	ARAVENA MENDEZ JUAN ANDRES	11/19/2009	0.36	SURVEILLANCE	SURVEILLANCE AUXILIAR	NEUQUEN	Surveillance NQN	3,446.99	2,915.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	531.99	0.00	0.00	0.00	0.00	0.00	0.00
27	DOMENE OSCAR	1/9/1986	24.24	KEYS ADMINISTRATOR	INSPECTOR C	NEUQUEN	Tesoreria NQN	7,697.00	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	503.54	0.00	0.00	254.21	225.00	225.00	0.00
44	PARRA JORGE ROBERTO	1/1/1988	22.26	KEYS ADMINISTRATOR	INSPECTOR B	NEUQUEN	Tesoreria NQN	7,959.36	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	4,229.25	485.78	0.00	0.00	284.33	225.00	225.00	0.00
47	HEREDIA OSCAR ANTONIO	1/25/1978	32.20	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	6,450.43	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	3,289.42	877.70	0.00	0.00	178.31	225.00	225.00	0.00
52	SCALDAFERRO CLAUDIO	10/15/1986	23.47	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	6,642.55	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	3,524.38	834.86	0.00	0.00	178.31	225.00	225.00	0.00
59	JARDEL GUSTAVO ANTONIO	10/11/1986	23.48	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	5,994.66	1,880.00	0.00	0.00	0.00	0.00	0.00	125.00	3,524.38	299.02	0.00	0.00	166.26	225.00	225.00	0.00
78	ZUÑIGA CARLOS ALBERTO	1/6/1978	32.25	TREASURER’S ASSISTANT	TREASURER’S ASSISTANT “C”	NEUQUEN	Tesoreria NQN	7,535.77	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	3,759.34	470.65	0.00	0.00	254.21	225.00	225.00	0.00
187	SAGASETA MARGARITA	3/31/1995	15.01	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	4,322.91	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,879.66	384.04	0.00	0.00	154.21	225.00	225.00	0.00
283	LLINARES MONICA	12/20/1995	14.29	TREASURER’S ASSISTANT	TREASURER’S ASSISTANT “B”	NEUQUEN	Tesoreria NQN	6,958.44	2,960.00	0.00	0.00	0.00	0.00	0.00	0.00	3,289.42	424.69	0.00	0.00	284.33	225.00	225.00	0.00
382	RODRIGUEZ MONICA LILIANA	10/21/1996	13.45	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	6,715.14	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	3,289.42	1,142.41	0.00	0.00	178.31	225.00	225.00	0.00
387	GALLARDO SANCHEZ VANESA	12/25/1996	13.27	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	6,464.37	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	3,289.42	891.64	0.00	0.00	178.31	225.00	225.00	0.00
418	CANALES HECTOR JOSE OMAR	10/1/1997	12.50	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	5,998.32	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	3,054.46	660.55	0.00	0.00	178.31	225.00	225.00	0.00
466	QUINTANA ELBIO CESAR	2/22/1999	11.11	TREASURER’S ASSISTANT	TREASURER’S ASSISTANT “C”	NEUQUEN	Tesoreria NQN	5,783.72	2,710.00	0.00	0.00	0.00	0.00	0.00	0.00	2,819.51	0.00	0.00	0.00	254.21	225.00	225.00	0.00
557	AGUILAR MARTIN MIGUEL	7/10/2003	6.73	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	5,117.92	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	2,349.59	637.24	0.00	0.00	178.31	0.00	225.00	0.00
598	ALARCON ANDRES CEFERINO	6/9/2003	6.81	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	5,507.36	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	2,349.59	874.46	0.00	0.00	178.31	225.00	225.00	0.00
662	QUILODRAN KARINA	4/16/2004	5.96	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	5,390.51	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,879.66	1,004.41	0.00	0.00	154.21	225.00	225.00	0.00
666	CHACOMA DIEGO ALBERTO	4/22/2004	5.94	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	4,694.79	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	2,114.62	296.86	0.00	0.00	178.31	225.00	225.00	0.00
668	RIVERA CRISTIAN RICARDO	4/23/2004	5.94	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	5,096.10	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	2,114.62	698.17	0.00	0.00	178.31	0.00	225.00	0.00
671	BUONINCONTI DONATO FIORENZO	5/13/2004	5.88	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	4,635.73	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,879.66	103.40	0.00	0.00	154.21	225.00	225.00	0.00
672	BENEGAS CASTRO PATRICIO OSCAR	5/17/2004	5.87	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	4,891.49	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	1,879.66	728.52	0.00	0.00	178.31	225.00	225.00	0.00
683	YANCA LUIS RUBEN	5/20/2004	5.87	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,391.66	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,174.79	157.66	0.00	0.00	154.21	225.00	225.00	0.00
691	CAMPOS CLAUDIA PAOLA	5/21/2004	5.86	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,828.87	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,409.75	359.91	0.00	0.00	154.21	225.00	225.00	0.00
703	LAUPHAN TATIANA	7/1/2004	5.75	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,997.95	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,879.66	59.08	0.00	0.00	154.21	225.00	225.00	0.00
709	ALASTUEY CRISTIAN FERNANDO	8/1/2004	5.67	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	4,529.87	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	2,114.62	131.94	0.00	0.00	178.31	0.00	225.00	0.00
712	FERNANDEZ BIBIANA ANDREA	8/11/2004	5.64	SOFT AUXILIAR	SOFT AUXILIAR	NEUQUEN	Tesoreria NQN	4,441.98	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,174.79	1,332.98	0.00	0.00	154.21	225.00	225.00	0.00
730	GALLI NORMAN OSCAR	12/15/2004	5.29	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	4,801.09	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	1,879.66	662.22	0.00	0.00	154.21	225.00	225.00	0.00
804	KUKENSHONER CRISTIAN	7/21/2005	4.70	SOFT AUXILIAR	SOFT AUXILIAR	NEUQUEN	Tesoreria NQN	5,153.64	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	1,574.72	0.00	0.00	154.21	225.00	225.00	0.00
817	MARTINEZ EMILIO NICOLAS	8/6/2005	4.65	CASHIER AUXILIAR	CASHIER AUXILIAR	NEUQUEN	Tesoreria NQN	3,074.21	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	469.92	204.47	0.00	0.00	254.82	225.00	225.00	0.00
849	LLANES MATIAS	8/24/2005	4.60	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	4,652.12	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	1,879.66	489.15	0.00	0.00	178.31	225.00	225.00	0.00
893	BERSANO NICOLAS	11/14/2005	4.38	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	4,599.32	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	1,879.66	460.45	0.00	0.00	154.21	225.00	225.00	0.00
930	RETAMOZO SANTIAGO DANIEL	1/5/2006	4.24	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	4,935.61	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	1,879.66	796.74	0.00	0.00	154.21	225.00	225.00	0.00
932	PEÑA RODOLFO MARTIN	1/5/2006	4.24	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	4,465.10	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	1,644.71	561.18	0.00	0.00	154.21	225.00	225.00	0.00
935	LARA MAXIMILIANO NICOLAS	1/5/2006	4.24	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,828.87	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,409.75	359.91	0.00	0.00	154.21	225.00	225.00	0.00
936	OPAZO GERARDO	1/5/2006	4.24	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,906.92	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,409.75	437.96	0.00	0.00	154.21	0.00	225.00	0.00
939	LIMONCELLI GASTON LUCIANO	1/5/2006	4.24	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	4,055.79	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,644.71	351.87	0.00	0.00	154.21	225.00	225.00	0.00
940	RAIMONDI GABRIEL ALEJANDRO	1/5/2006	4.24	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,884.49	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,644.71	180.57	0.00	0.00	154.21	225.00	225.00	0.00
941	CURRUMIL MARCELO ADRIAN	1/5/2006	4.24	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,990.98	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,644.71	287.06	0.00	0.00	154.21	225.00	225.00	0.00
943	SAYAGO SERGIO MARTIN	1/5/2006	4.24	TREASURER’S AUXILIAR	CASHIER “A”	NEUQUEN	Tesoreria NQN	4,625.19	1,980.00	0.00	0.00	0.00	0.00	0.00	125.00	1,879.66	486.32	0.00	0.00	154.21	225.00	225.00	0.00
944	VAZQUEZ JUAN PABLO	1/5/2006	4.24	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	4,157.65	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,644.71	453.73	0.00	0.00	154.21	0.00	225.00	0.00
945	ZURITA HIDALGO ROBERTO MARCELO	1/5/2006	4.24	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	4,158.53	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,644.71	83.34	0.00	0.00	154.21	225.00	225.00	0.00

																						ADDITIONAL	ON ACCOUNT
								GROSS	BASIC		COMPANY’S					EMPLOYEE’S		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	ANTIGUED02	ZONA	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
964	DIAZ WALTER ALAIN HERALDO	1/16/2006	4.21	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,258.26	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,174.79	24.26	0.00	0.00	154.21	0.00	225.00	0.00
973	RIVERA JORGE ALBERTO	2/6/2006	4.15	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,695.08	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,409.75	351.12	0.00	0.00	154.21	0.00	225.00	0.00
1010	BARRIGA MARIA BELEN	4/1/2006	4.00	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	4,185.00	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,644.71	125.01	0.00	0.00	154.21	225.00	225.00	0.00
1015	CARRASCO OSCAR	4/1/2006	4.00	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,577.61	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,174.79	343.61	0.00	0.00	154.21	225.00	225.00	0.00
1019	GUTIERREZ CRISTHIAN DANIEL ADR	4/1/2006	4.00	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	4,143.76	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,644.71	439.84	0.00	0.00	154.21	225.00	225.00	0.00
1022	RIOS PEDRO ANGEL	4/1/2006	4.00	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,541.23	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,174.79	307.23	0.00	0.00	154.21	0.00	225.00	0.00
1025	HERRERA ANDREA PAOLA	4/1/2006	4.00	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,504.85	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,174.79	270.85	0.00	0.00	154.21	225.00	225.00	0.00
1027	SEPULVEDA MARIO GUSTAVO	4/1/2006	4.00	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,990.98	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,644.71	287.06	0.00	0.00	154.21	0.00	225.00	0.00
1052	GAITAN JAVIER ALEJANDRO	5/1/2006	3.92	SOFT AUXILIAR	SOFT AUXILIAR	NEUQUEN	Tesoreria NQN	5,489.16	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	1,644.71	1,910.24	0.00	0.00	154.21	225.00	225.00	0.00
1053	LILLO MARCELA VIVIANA	5/1/2006	3.92	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,787.26	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,644.71	83.34	0.00	0.00	154.21	0.00	225.00	0.00
1095	SOSA PABLO DANIEL	6/1/2006	3.83	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	4,080.96	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,409.75	264.51	0.00	0.00	154.21	225.00	225.00	0.00
1097	NIEVAS MATIAS	6/1/2006	3.83	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,650.38	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,174.79	416.38	0.00	0.00	154.21	225.00	225.00	0.00
1204	CANEO ESTEBAN NICOLAS	5/14/2007	2.88	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,954.61	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,409.75	485.65	0.00	0.00	154.21	225.00	225.00	0.00
1209	LOMBARDO GABRIEL ALFREDO	6/1/2007	2.83	CASHIER AUXILIAR	CASHIER AUXILIAR	NEUQUEN	Tesoreria NQN	2,630.22	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	469.92	255.30	0.00	0.00	0.00	225.00	225.00	0.00
1241	CERRUDO GUSTAVO ARIEL	8/20/2007	2.61	SOFT AUXILIAR	SOFT AUXILIAR	NEUQUEN	Tesoreria NQN	4,164.62	1,780.00	0.00	0.00	0.00	0.00	0.00	0.00	939.83	910.98	0.00	0.00	230.72	225.00	225.00	0.00
1268	RANINQUEO JOSE ALEJANDRO	12/4/2007	2.32	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,837.53	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	1,409.75	368.57	0.00	0.00	154.21	0.00	225.00	0.00
1398	BAY FERNANDO CESAR	2/15/2009	1.12	CASHIER	CASHIER “B”	NEUQUEN	Tesoreria NQN	3,065.31	1,780.00	0.00	0.00	0.00	0.00	0.00	125.00	939.83	220.48	0.00	0.00	0.00	225.00	225.00	0.00
408	CAMPOAMOR BENJAMIN	6/25/1997	12.77	DROP/SOFT SUPERVISOR	DROP	SAN MARTIN DE LOS A.	Tesoreria SMA	5,869.72	4,250.00	0.00	0.00	0.00	850.00	0.00	0.00	0.00	434.79	0.00	0.00	334.93	0.00	0.00	0.00
456	NOTARO ANTONIO FRANCISCO	12/2/1998	11.33	TREASURER’S AUXILIAR	CASHIER “A”	SAN MARTIN DE LOS A.	Tesoreria SMA	6,219.67	1,980.00	0.00	0.00	0.00	1,006.90	0.00	0.00	3,054.46	0.00	0.00	0.00	178.31	0.00	225.00	0.00
500	TALAVERA MAURICIO	4/17/2000	9.96	TREASURER’S ASSISTANT	TREASURER’S ASSISTANT “C”	SAN MARTIN DE LOS A.	Tesoreria SMA	7,337.45	2,710.00	0.00	0.00	0.00	1,105.90	0.00	0.00	2,819.51	447.83	0.00	0.00	254.21	225.00	225.00	0.00
646	SAAVEDRA MATIAS EDUARDO	12/21/2003	6.28	TREASURER’S AUXILIAR	CASHIER “A”	SAN MARTIN DE LOS A.	Tesoreria SMA	5,282.15	1,980.00	0.00	0.00	0.00	771.93	0.00	125.00	1,879.66	92.53	0.00	0.00	178.31	225.00	225.00	0.00
948	DELMENICO ESTEBAN FEDERICO	1/12/2006	4.22	DROP COINS COUNT	COINS COUNT “B”	SAN MARTIN DE LOS A.	Tesoreria SMA	4,227.74	2,615.00	0.00	0.00	0.00	523.00	0.00	0.00	0.00	859.02	0.00	0.00	230.72	225.00	225.00	0.00
1225	SEPULVEDA MARTIN ADRIAN	7/12/2007	2.72	DROP COINS COUNT	COINS COUNT “B”	SAN MARTIN DE LOS A.	Tesoreria SMA	3,949.82	2,615.00	0.00	0.00	0.00	523.00	0.00	0.00	0.00	581.10	0.00	0.00	230.72	225.00	225.00	0.00
1308	SALVA MARCOS OMAR	1/23/2008	2.19	TREASURER’S AUXILIAR	CASHIER “A”	SAN MARTIN DE LOS A.	Tesoreria SMA	5,033.90	1,980.00	0.00	0.00	0.00	724.95	0.00	125.00	1,644.71	405.03	0.00	0.00	154.21	225.00	225.00	0.00
1336	CEBRERO EUGENIO ANIBAL	5/18/2008	1.87	DROP COINS COUNT	COINS COUNT “C”	SAN MARTIN DE LOS A.	Tesoreria SMA	3,768.80	2,415.00	0.00	0.00	0.00	483.00	0.00	0.00	0.00	305.46	0.00	0.00	234.94	225.00	225.00	0.00
1343	ALABART PABLO	6/23/2008	1.77	CASHIER	CASHIER “B”	SAN MARTIN DE LOS A.	Tesoreria SMA	4,087.92	1,780.00	0.00	0.00	0.00	590.96	0.00	125.00	1,174.79	262.96	0.00	0.00	154.21	225.00	225.00	0.00
1346	RIESCO LUCAS EMANUEL	7/4/2008	1.74	CASHIER	CASHIER “B”	SAN MARTIN DE LOS A.	Tesoreria SMA	4,217.02	1,780.00	0.00	0.00	0.00	590.96	0.00	125.00	1,174.79	392.06	0.00	0.00	154.21	225.00	225.00	0.00
1347	PICCOLINI MARIA FERNANDA	7/10/2008	1.72	CASHIER	CASHIER “B”	SAN MARTIN DE LOS A.	Tesoreria SMA	4,121.40	1,780.00	0.00	0.00	0.00	590.96	0.00	125.00	1,174.79	296.44	0.00	0.00	154.21	225.00	225.00	0.00
1348	ROMANUTTI JESSICA VERONICA	7/15/2008	1.71	CASHIER	CASHIER “B”	SAN MARTIN DE LOS A.	Tesoreria SMA	4,201.12	1,780.00	0.00	0.00	0.00	590.96	0.00	125.00	1,174.79	196.03	0.00	0.00	154.21	225.00	225.00	0.00
1349	ENCINA ENZO MARIO	7/17/2008	1.70	CASHIER	CASHIER “B”	SAN MARTIN DE LOS A.	Tesoreria SMA	3,633.08	1,780.00	0.00	0.00	0.00	543.96	0.00	125.00	939.83	13.57	0.00	0.00	230.72	0.00	225.00	0.00
1354	SPASOFF JERONIMO	8/7/2008	1.65	DROP COINS COUNT	COINS COUNT “C”	SAN MARTIN DE LOS A.	Tesoreria SMA	3,562.83	2,415.00	0.00	0.00	0.00	483.00	0.00	0.00	0.00	434.11	0.00	0.00	230.72	225.00	225.00	0.00
1392	IPARRAGUIRRE LAUTARO	1/27/2009	1.17	CASHIER	CASHIER “B”	SAN MARTIN DE LOS A.	Tesoreria SMA	3,604.83	1,780.00	0.00	0.00	0.00	543.96	0.00	125.00	939.83	216.04	0.00	0.00	0.00	225.00	225.00	0.00
1403	IGLESIAS LUCIANO JAVIER	3/2/2009	1.08	CASHIER	CASHIER “B”	SAN MARTIN DE LOS A.	Tesoreria SMA	3,446.40	1,780.00	0.00	0.00	0.00	543.96	0.00	125.00	939.83	165.09	0.00	0.00	0.00	0.00	225.00	0.00
1431	FERRADA DANIEL ALBERTO	7/16/2009	0.71	CASHIER AUXILIAR	CASHIER AUXILIAR	SAN MARTIN DE LOS A.	Tesoreria SMA	2,952.63	1,280.00	0.00	0.00	0.00	443.96	0.00	125.00	939.83	163.84	0.00	0.00	0.00	225.00	225.00	0.00
1432	GONZALEZ ARIEL FEDERICO	7/27/2009	0.68	CASHIER AUXILIAR	CASHIER AUXILIAR	SAN MARTIN DE LOS A.	Tesoreria SMA	3,046.76	1,280.00	0.00	0.00	0.00	443.96	0.00	125.00	939.83	257.97	0.00	0.00	0.00	225.00	225.00	0.00

		441						1,909,942.99	977,040.00	0.00	0.00	0.00	61,262.93	0.00	8,250.00	659,293.16	125,257.24	0.00	0.00	84,522.42	72,900.00	94,275.00	3,325.00

								1,250,649.83

																						ADDITIONAL	ON ACCOUNT
								GROSS	BASIC		COMPANY’S					EMPLOYEE’S		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	SENIORITY	REGION	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
1313	DIEZ PATRICIO RODOLFO	3/13/2008	2.05	BANQUET MANAGER	CATERING & EVENTS	NEUQUEN	Banquetes y Eventos	4,881.49	1,797.00	837.82	1,600.00	17.97	0.00	179.70	0.00	0.00	0.00	449.00	0.00	0.00	0.00	0.00	0.00
635	VILLAGRA NIRSA ALEJANDRA	10/28/2003	6.43	WAITER	BAJA	JUNIN DE LOS ANDES	Bar JAN	1,559.49	1,707.00	588.89	0.00	68.28	341.40	0.00	170.70	0.00	12.39	427.00	0.00	0.00	0.00	0.00	0.00
643	AÑIÑIR MARIA CECILIA	10/24/2003	6.44	SANDWICH MAKER	SANDWICH MAKER	JUNIN DE LOS ANDES	Bar JAN	3,261.43	1,426.00	513.02	0.00	57.04	285.20	142.60	0.00	0.00	351.53	357.00	0.00	0.00	0.00	0.00	0.00
693	FERREYRA MARIO SERGIO DAMIAN	6/3/2004	5.83	WAITER	WAITER	JUNIN DE LOS ANDES	Bar JAN	3,473.97	1,707.00	588.89	0.00	68.28	341.40	170.70	170.70	0.00	0.00	427.00	0.00	0.00	0.00	0.00	0.00
694	TOLEDO CARLOS ALBERTO	6/9/2004	5.81	WAITER	WAITER	JUNIN DE LOS ANDES	Bar JAN	3,908.22	1,707.00	588.89	0.00	68.28	341.40	170.70	170.70	0.00	434.25	427.00	0.00	0.00	0.00	0.00	0.00
947	ALBARRACIN ARIEL FERNANDO	1/6/2006	4.23	WAITER	WAITER	JUNIN DE LOS ANDES	Bar JAN	3,779.52	1,707.00	588.89	0.00	34.14	341.40	170.70	170.70	0.00	339.69	427.00	0.00	0.00	0.00	0.00	0.00
1231	REINOZO GABRIEL ALEJANDRO	8/18/2007	2.62	WAITER	WAITER	JUNIN DE LOS ANDES	Bar JAN	3,422.76	1,707.00	588.89	0.00	17.07	341.40	170.70	170.70	0.00	0.00	427.00	0.00	0.00	0.00	0.00	0.00
116	LEIVA JORGE PEDRO	12/31/1994	15.26	SUPERVISOR	BAR SUPERVISOR	SAN MARTIN DE LOS A.	Bar SMA	4,757.78	1,734.00	596.18	1,300.00	173.40	346.80	173.40	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
292	ESPINOSA FABIAN CLAUDINO	12/27/1995	14.27	BARMAN/CASHIER	BARMAN AND CASHIER	SAN MARTIN DE LOS A.	Bar SMA	3,542.25	1,707.00	588.89	0.00	136.56	341.40	170.70	170.70	0.00	0.00	427.00	0.00	0.00	0.00	0.00	0.00
360	SANCHEZ ROBERTO	7/5/1996	13.75	WAITER	WAITER	SAN MARTIN DE LOS A.	Bar SMA	3,708.43	1,707.00	588.89	0.00	136.56	341.40	170.70	170.70	0.00	0.00	427.00	0.00	0.00	0.00	0.00	0.00
379	MUÑOZ JORGE ELADIO	10/3/1996	13.50	WAITER	WAITER	SAN MARTIN DE LOS A.	Bar SMA	3,371.55	1,707.00	588.89	0.00	136.56	341.40	0.00	170.70	0.00	0.00	427.00	0.00	0.00	0.00	0.00	0.00
417	LARA PABLO ANDRES	9/8/1997	12.57	WAITER	WAITER	SAN MARTIN DE LOS A.	Bar SMA	3,754.32	1,707.00	588.89	0.00	119.49	341.40	170.70	170.70	0.00	229.14	427.00	0.00	0.00	0.00	0.00	0.00
421	BAIGE RUBEN OSCAR	12/3/1997	12.33	BARMAN AND ASSISTANT	BARMAN AND CASHIER	SAN MARTIN DE LOS A.	Bar SMA	4,175.18	1,707.00	588.89	650.00	119.49	341.40	170.70	170.70	0.00	0.00	427.00	0.00	0.00	0.00	0.00	0.00
429	MENDOZA JOSE ALEJANDRO	1/26/1998	12.18	WAITER	WAITER	SAN MARTIN DE LOS A.	Bar SMA	3,754.32	1,707.00	588.89	0.00	119.49	341.40	170.70	170.70	0.00	229.14	427.00	0.00	0.00	0.00	0.00	0.00
469	FLORES ALBERTO LEANDRO	4/18/1999	10.96	WAITER	WAITER	SAN MARTIN DE LOS A.	Bar SMA	3,443.09	1,707.00	588.89	0.00	102.42	341.40	0.00	170.70	0.00	216.93	427.00	0.00	0.00	0.00	0.00	0.00
517	CATRICURA SAUL EDUARDO	11/14/2000	9.38	BARMAN/CASHIER	BARMAN AND CASHIER	SAN MARTIN DE LOS A.	Bar SMA	3,604.40	1,707.00	588.89	0.00	102.42	341.40	0.00	170.70	0.00	266.99	427.00	0.00	0.00	0.00	0.00	0.00
611	SALGADO LUIS ALFREDO	7/1/2003	6.75	BARMAN/CASHIER	BARMAN AND CASHIER	SAN MARTIN DE LOS A.	Bar SMA	3,473.97	1,707.00	588.89	0.00	68.28	341.40	170.70	170.70	0.00	0.00	427.00	0.00	0.00	0.00	0.00	0.00
656	VALENZUELA CRISTIAN DANIEL	1/21/2004	6.19	WAITER	WAITER	SAN MARTIN DE LOS A.	Bar SMA	3,695.44	1,707.00	588.89	0.00	68.28	341.40	170.70	170.70	0.00	221.47	427.00	0.00	0.00	0.00	0.00	0.00
723	KRISTENSEN ANDRES FEDERICO	12/14/2004	5.30	BARMAN/CASHIER	BARMAN AND CASHIER	SAN MARTIN DE LOS A.	Bar SMA	3,699.78	1,707.00	588.89	0.00	68.28	341.40	170.70	170.70	0.00	225.81	427.00	0.00	0.00	0.00	0.00	0.00
750	ARMUA SANDRA ELIZABETH	2/18/2005	5.12	BARMAN/CASHIER	BARMAN AND CASHIER	SAN MARTIN DE LOS A.	Bar SMA	3,699.78	1,707.00	588.89	0.00	68.28	341.40	170.70	170.70	0.00	225.81	427.00	0.00	0.00	0.00	0.00	0.00
1353	MOLINA MARIA ANGELICA	8/7/2008	1.65	CHEF	SUPERVISOR	SAN MARTIN DE LOS A.	Bar SMA	3,846.50	1,734.00	596.18	0.00	17.34	346.80	173.40	0.00	0.00	544.78	434.00	0.00	0.00	0.00	0.00	0.00
1370	VALENZUELA SONIA	10/31/2008	1.41	SANDWICH MAKER	SANDWICH MAKER	SAN MARTIN DE LOS A.	Bar SMA	3,111.15	1,426.00	513.02	0.00	14.26	285.20	142.60	0.00	0.00	373.07	357.00	0.00	0.00	0.00	0.00	0.00
1383	GONZALEZ MIRNA YANINA	11/20/2008	1.36	WAITER	WAITER	SAN MARTIN DE LOS A.	Bar SMA	3,662.35	1,707.00	588.89	0.00	17.07	341.40	170.70	170.70	0.00	239.59	427.00	0.00	0.00	0.00	0.00	0.00
1384	VILLALOBOS PAOLA ALEJANDRA	11/20/2008	1.36	WAITER	WAITER	SAN MARTIN DE LOS A.	Bar SMA	3,121.97	1,707.00	588.89	0.00	17.07	341.40	0.00	170.70	0.00	195.12	427.00	0.00	0.00	0.00	0.00	0.00
1404	ESCODA GRACIELA	3/13/2009	1.05	SANDWICH MAKER	SANDWICH MAKER	SAN MARTIN DE LOS A.	Bar SMA	2,900.45	1,426.00	513.02	0.00	0.00	285.20	142.60	0.00	0.00	40.86	357.00	0.00	0.00	0.00	0.00	0.00
1447	GONZALEZ GUIDO ALEXIS	2/1/2010	0.16	BAKER/PATISSIER	COMIS.	SAN MARTIN DE LOS A.	Bar SMA	3,209.29	1,551.00	546.77	0.00	0.00	310.20	155.10	0.00	0.00	258.22	388.00	0.00	0.00	0.00	0.00	0.00
126	JARA JOSE LUIS	1/1/1995	15.25	SUPERVISOR	BAR SUPERVISOR	NEUQUEN	Barras	4,901.87	1,780.00	608.60	1,300.00	178.00	0.00	178.00	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
137	JARA NESTOR	1/13/1995	15.22	WAITER	WAITER	NEUQUEN	Barras	3,110.98	1,734.00	596.18	0.00	173.40	0.00	0.00	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
156	HUAIQUIFIL EVA ELCIRA	2/3/1995	15.16	CASHIER/BARMAN	BAR CASHIER	NEUQUEN	Barras	3,481.44	1,734.00	596.18	0.00	173.40	0.00	173.40	173.40	0.00	197.06	434.00	0.00	0.00	0.00	0.00	0.00
167	FELLER LAURA	3/10/1995	15.07	CASHIER/BARMAN	BAR CASHIER	NEUQUEN	Barras	3,284.38	1,734.00	596.18	0.00	173.40	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
215	CAYUN SUSANA BEATRIZ	4/29/1995	14.93	SUPERVISOR	BAR SUPERVISOR	NEUQUEN	Barras	4,682.64	1,734.00	596.18	1,300.00	138.72	0.00	173.40	0.00	0.00	306.34	434.00	0.00	0.00	0.00	0.00	0.00
335	ROSALES LORENA ANALIA	2/29/1996	14.09	SUPERVISOR	BAR SUPERVISOR	NEUQUEN	Barras	4,376.30	1,734.00	596.18	1,300.00	138.72	0.00	173.40	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
362	SEPULVEDA CLAUDIA GUADALUPE	7/16/1996	13.72	CASHIER/BARMAN	BAR CASHIER	NEUQUEN	Barras	3,778.27	1,734.00	596.18	0.00	138.72	0.00	173.40	173.40	0.00	227.48	434.00	0.00	0.00	0.00	0.00	0.00
369	ZARATE ESTHER MARA	8/7/1996	13.65	CASHIER/BARMAN	BAR CASHIER	NEUQUEN	Barras	3,249.70	1,734.00	596.18	0.00	138.72	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
397	MERA EDITH SONIA	4/1/1997	13.01	CASHIER/BARMAN	BAR CASHIER	NEUQUEN	Barras	3,536.08	1,734.00	596.18	0.00	121.38	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
436	GIMENEZ MARCELO	11/22/1998	11.36	SUPERVISOR	BAR SUPERVISOR	NEUQUEN	Barras	4,358.96	1,734.00	596.18	1,300.00	121.38	0.00	173.40	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
470	LABRIN LUCIANA ESTER	6/1/1999	10.84	CASHIER/BARMAN	BAR CASHIER	NEUQUEN	Barras	3,424.00	1,734.00	596.18	0.00	104.04	0.00	173.40	173.40	0.00	208.98	434.00	0.00	0.00	0.00	0.00	0.00
471	RAILAF MARIA BEATRIZ	6/24/1999	10.78	CASHIER/BARMAN	BAR CASHIER	NEUQUEN	Barras	3,215.02	1,734.00	596.18	0.00	104.04	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
555	LORCA MARIA JIMENA	2/25/2002	8.10	SUPERVISOR	BAR SUPERVISOR	NEUQUEN	Barras	4,626.98	1,734.00	596.18	1,300.00	86.70	0.00	173.40	0.00	0.00	302.70	434.00	0.00	0.00	0.00	0.00	0.00
559	WALDHORN ADELA VIVIANA	6/21/2002	7.78	WAITER	WAITER	NEUQUEN	Barras	3,209.67	1,734.00	596.18	0.00	86.70	0.00	173.40	173.40	0.00	11.99	434.00	0.00	0.00	0.00	0.00	0.00
560	GAGO LUCAS DAMIAN	6/24/2002	7.77	SUPERVISOR	BAR SUPERVISOR	NEUQUEN	Barras	4,626.98	1,734.00	596.18	1,300.00	86.70	0.00	173.40	0.00	0.00	302.70	434.00	0.00	0.00	0.00	0.00	0.00
589	LANDERO SEGUNDO MARTIN	3/12/2003	7.06	BARMAN	BARMAN	NEUQUEN	Barras	3,024.28	1,734.00	596.18	0.00	86.70	0.00	173.40	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
617	SAAVEDRA CLAUDIO ANTONIO	7/14/2003	6.72	BARMAN AND CASHIER	BARMAN AND CASHIER	NEUQUEN	Barras	3,180.34	1,734.00	596.18	0.00	69.36	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00

																						ADDITIONAL	ON ACCOUNT
								GROSS	BASIC		COMPANY’S					EMPLOYEE’S		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	SENIORITY	REGION	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
625	GAUNA MARIA DEL CARMEN	10/10/2003	6.48	WAITER	WAITER	NEUQUEN	Barras	3,006.94	1,734.00	596.18	0.00	69.36	0.00	0.00	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
641	ARIAS FACUNDO ALBERTO	12/1/2003	6.33	BARMAN AND CASHIER	BARMAN AND CASHIER	NEUQUEN	Barras	3,216.12	1,734.00	596.18	0.00	69.36	0.00	173.40	173.40	0.00	35.78	434.00	0.00	0.00	0.00	0.00	0.00
673	LEGUIZAMON VERONICA SOLEDAD	5/20/2004	5.87	WAITER	WAITER	NEUQUEN	Barras	3,402.96	1,734.00	596.18	0.00	69.36	0.00	173.40	173.40	0.00	222.62	434.00	0.00	0.00	0.00	0.00	0.00
676	ORELLANA MABEL ALEJANDRA	5/20/2004	5.87	WAITER	WAITER	NEUQUEN	Barras	3,402.96	1,734.00	596.18	0.00	69.36	0.00	173.40	173.40	0.00	222.62	434.00	0.00	0.00	0.00	0.00	0.00
718	LAGOS PAULA ANDREA	11/1/2004	5.41	WAITER	WAITER	NEUQUEN	Barras	3,239.98	1,734.00	596.18	0.00	69.36	0.00	0.00	173.40	0.00	233.04	434.00	0.00	0.00	0.00	0.00	0.00
788	FERNANDEZ HUMBERTO ENRIQUE	7/7/2005	4.73	MAITRE	MAITRE	NEUQUEN	Barras	4,272.47	2,173.00	714.71	690.00	43.46	0.00	217.30	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
847	SEPULVEDA NANCY SOLEDAD	8/23/2005	4.61	WAITER	WAITER	NEUQUEN	Barras	2,798.86	1,734.00	596.18	0.00	34.68	0.00	0.00	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
980	ZALAZAR ZARATE ANALIA ELIZABET	3/1/2006	4.08	WAITER	WAITER	NEUQUEN	Barras	3,145.66	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
981	ARAVENA ROSANA NOEMI	3/1/2006	4.08	WAITER	WAITER	NEUQUEN	Barras	3,191.47	1,734.00	596.18	0.00	34.68	0.00	0.00	173.40	0.00	219.21	434.00	0.00	0.00	0.00	0.00	0.00
983	OSMAN PAULA	3/1/2006	4.08	WAITER	WAITER	NEUQUEN	Barras	3,365.86	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	220.20	434.00	0.00	0.00	0.00	0.00	0.00
984	PAREDES ROSANA ELIZABETH	3/1/2006	4.08	WAITER	WAITER	NEUQUEN	Barras	3,365.86	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	220.20	434.00	0.00	0.00	0.00	0.00	0.00
985	SEPULVEDA VALERIA LUCIANA	3/1/2006	4.08	WAITER	WAITER	NEUQUEN	Barras	3,145.66	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
993	CODINA MAURO DAMIAN	3/1/2006	4.08	SUPERVISOR	BAR SUPERVISOR	NEUQUEN	Barras	4,272.26	1,734.00	596.18	1,300.00	34.68	0.00	173.40	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1107	LOPEZ PABLO JOSE ANDRES	6/1/2006	3.83	BARMAN	BARMAN	NEUQUEN	Barras	3,191.47	1,734.00	596.18	0.00	34.68	0.00	173.40	0.00	0.00	219.21	434.00	0.00	0.00	0.00	0.00	0.00
1124	SANCHEZ OLGA OTILIA	7/1/2006	3.75	CASHIER/BARMAN	BAR CASHIER	NEUQUEN	Barras	3,365.86	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	220.20	434.00	0.00	0.00	0.00	0.00	0.00
1127	SERRANO GABRIELA EDITH	7/1/2006	3.75	WAITER	WAITER	NEUQUEN	Barras	3,145.66	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1129	SANDOVAL LORENA GABRIELA	7/1/2006	3.75	WAITER	WAITER	NEUQUEN	Barras	3,350.70	1,734.00	596.18	0.00	34.68	0.00	0.00	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1130	MOLINA ROSA IRENE	7/1/2006	3.75	WAITER	WAITER	NEUQUEN	Barras	3,365.86	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	220.20	434.00	0.00	0.00	0.00	0.00	0.00
1132	HERRERA AMALIA ELIZABETH	7/1/2006	3.75	WAITER	WAITER	NEUQUEN	Barras	3,150.60	1,734.00	596.18	0.00	34.68	0.00	0.00	173.40	0.00	178.34	434.00	0.00	0.00	0.00	0.00	0.00
1134	TRIGO NOELIA INES	7/1/2006	3.75	WAITER	WAITER	NEUQUEN	Barras	3,145.66	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1135	RIQUELME ROMINA PAOLA	7/1/2006	3.75	WAITER	WAITER	NEUQUEN	Barras	3,434.46	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1139	ROSELLI NADIA YANET	7/1/2006	3.75	WAITER	WAITER	NEUQUEN	Barras	2,972.26	1,734.00	596.18	0.00	34.68	0.00	0.00	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1141	OLAVE JONATAN MAXIMILIANO	7/1/2006	3.75	WAITER	WAITER	NEUQUEN	Barras	1,636.25	1,734.00	596.18	0.00	34.68	0.00	0.00	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1178	MENDEZ PATRICIA VIVIANA	2/1/2007	3.16	WAITER	WAITER	NEUQUEN	Barras	3,365.86	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	220.20	434.00	0.00	0.00	0.00	0.00	0.00
1179	SANCHEZ MARIANA CAROLINA	2/1/2007	3.16	WAITER	WAITER	NEUQUEN	Barras	3,145.66	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1180	NAHUELPI DELFA NATALIA	2/1/2007	3.16	WAITER	WAITER	NEUQUEN	Barras	3,180.32	1,734.00	596.18	0.00	34.68	0.00	0.00	173.40	0.00	208.06	434.00	0.00	0.00	0.00	0.00	0.00
1199	MARTINEZ MATIAS NICOLAS	5/5/2007	2.91	BARMAN	BARMAN	NEUQUEN	Barras	3,292.10	1,734.00	596.18	0.00	17.34	0.00	0.00	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1210	LUCCA MARIA EMILIA	6/1/2007	2.83	WAITER	WAITER	NEUQUEN	Barras	3,347.30	1,734.00	596.18	0.00	17.34	0.00	173.40	173.40	0.00	218.98	434.00	0.00	0.00	0.00	0.00	0.00
1218	CORDOBA LEANDRO JAVIER	6/5/2007	2.82	WAITER	WAITER	NEUQUEN	Barras	3,128.32	1,734.00	596.18	0.00	17.34	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1221	MONTOYA BORIS EDUARDO	6/19/2007	2.78	BARMAN	BARMAN	NEUQUEN	Barras	3,409.23	1,734.00	596.18	0.00	17.34	0.00	173.40	0.00	0.00	454.31	434.00	0.00	0.00	0.00	0.00	0.00
1233	ALVAREZ NATALI VANESA	8/20/2007	2.61	WAITER	WAITER	NEUQUEN	Barras	2,781.52	1,734.00	596.18	0.00	17.34	0.00	0.00	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1234	GUALA DANIELA ANAHI	8/20/2007	2.61	WAITER	WAITER	NEUQUEN	Barras	2,954.92	1,734.00	596.18	0.00	17.34	0.00	0.00	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1235	GARRIDO JORGE ARIEL	8/20/2007	2.61	BARMAN	BARMAN	NEUQUEN	Barras	3,161.76	1,734.00	596.18	0.00	17.34	0.00	173.40	0.00	0.00	206.84	434.00	0.00	0.00	0.00	0.00	0.00
1252	MARTINEZ ANTONIO FERNANDO	10/12/2007	2.47	BARMAN AND CASHIER	BARMAN AND CASHIER	NEUQUEN	Barras	3,161.76	1,734.00	596.18	0.00	17.34	0.00	0.00	173.40	0.00	206.84	434.00	0.00	0.00	0.00	0.00	0.00
1274	MORA CRISTIAN OCTAVIO	12/4/2007	2.32	WAITER	WAITER	NEUQUEN	Barras	2,919.77	1,734.00	596.18	0.00	17.34	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1275	THACHEK MELINA VERONICA	12/4/2007	2.32	WAITER	WAITER	NEUQUEN	Barras	1,172.56	1,734.00	596.18	0.00	17.34	0.00	173.40	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1276	VERGARA ALEJANDRA VANESA	12/4/2007	2.32	BARMAN ASSISTANT	BARMAN ASSISTANT	NEUQUEN	Barras	2,580.90	1,505.00	534.35	0.00	15.05	0.00	150.50	0.00	0.00	0.00	376.00	0.00	0.00	0.00	0.00	0.00
1281	MARTINEZ DEBORA VANESA	12/4/2007	2.32	WAITER	WAITER	NEUQUEN	Barras	3,347.30	1,734.00	596.18	0.00	17.34	0.00	173.40	173.40	0.00	218.98	434.00	0.00	0.00	0.00	0.00	0.00
1282	ROJAS JUAN ALBERTO	12/4/2007	2.32	BARMAN	BARMAN	NEUQUEN	Barras	3,475.33	1,734.00	596.18	0.00	17.34	0.00	173.40	0.00	0.00	232.70	434.00	0.00	0.00	0.00	0.00	0.00
1318	PACHECO MARTIN MIGUEL	3/13/2008	2.05	LARDER SUPERVISOR	BARMAN ASSISTANT	NEUQUEN	Barras	2,818.28	1,505.00	534.35	0.00	15.05	0.00	150.50	0.00	0.00	0.00	376.00	0.00	0.00	0.00	0.00	0.00
1351	FUENTES MARCOS DAVID	8/1/2008	1.66	WAITER	WAITER	NEUQUEN	Barras	3,347.30	1,734.00	596.18	0.00	17.34	0.00	173.40	173.40	0.00	218.98	434.00	0.00	0.00	0.00	0.00	0.00
1372	STEINETZ ADRIANA JENNIFER	11/18/2008	1.36	BARMAN ASSISTANT	BARMAN ASSISTANT	NEUQUEN	Barras	2,780.92	1,505.00	534.35	0.00	15.05	0.00	150.50	0.00	0.00	200.02	376.00	0.00	0.00	0.00	0.00	0.00
1373	PALMA JUAN PABLO	11/18/2008	1.36	BARMAN	BARMAN	NEUQUEN	Barras	3,172.84	1,734.00	596.18	0.00	17.34	0.00	173.40	0.00	0.00	217.92	434.00	0.00	0.00	0.00	0.00	0.00
1378	PARRA CARLOS JAVIER	11/18/2008	1.36	WAITER	WAITER	NEUQUEN	Barras	3,347.30	1,734.00	596.18	0.00	17.34	0.00	173.40	173.40	0.00	218.98	434.00	0.00	0.00	0.00	0.00	0.00
1382	PARRA ROSALIA ISABEL	11/18/2008	1.36	WAITER	WAITER	NEUQUEN	Barras	2,856.42	1,734.00	596.18	0.00	17.34	0.00	0.00	173.40	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1400	GATICA ESTEBAN DANIEL	3/1/2009	1.08	BARMAN	BARMAN	NEUQUEN	Barras	2,954.92	1,734.00	596.18	0.00	17.34	0.00	173.40	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1405	OCAMPO VICTOR RAMON	3/15/2009	1.04	BARMAN	BARMAN	NEUQUEN	Barras	2,954.92	1,734.00	596.18	0.00	17.34	0.00	173.40	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
1415	PICHUMAN LETELIER MARTIN IVAN	5/1/2009	0.92	BARMAN	BARMAN	NEUQUEN	Barras	2,948.60	1,734.00	596.18	0.00	0.00	0.00	173.40	0.00	0.00	11.02	434.00	0.00	0.00	0.00	0.00	0.00
1416	GAUTO JUAN CARLOS	5/1/2009	0.92	BARMAN	BARMAN	NEUQUEN	Barras	3,172.59	1,734.00	596.18	0.00	0.00	0.00	173.40	0.00	0.00	235.01	434.00	0.00	0.00	0.00	0.00	0.00
1419	VAZQUEZ AMALIA BELEN	5/1/2009	0.92	WAITER	WAITER	NEUQUEN	Barras	3,040.40	1,734.00	596.18	0.00	0.00	0.00	0.00	173.40	0.00	102.82	434.00	0.00	0.00	0.00	0.00	0.00
1428	MARDONES JESICA VALERIA	7/1/2009	0.75	WAITER	WAITER	NEUQUEN	Barras	3,375.41	1,734.00	596.18	0.00	0.00	0.00	173.40	173.40	0.00	264.43	434.00	0.00	0.00	0.00	0.00	0.00
640	CARRASCO GONZALEZ KERTIS JESSI	11/21/2003	6.36	KITCHEN ASSISTANT	KITCHEN ASSISTANT	NEUQUEN	Buffet	2,947.74	1,505.00	534.35	0.00	60.20	0.00	150.50	0.00	0.00	321.69	376.00	0.00	0.00	0.00	0.00	0.00
765	NIETO RAMOS MARIA EUGENIA	6/9/2005	4.81	BUFFET SUPERVISOR	BUFFET SUPERVISOR	NEUQUEN	Buffet	4,571.32	1,734.00	596.18	1,300.00	34.68	0.00	173.40	0.00	0.00	299.06	434.00	0.00	0.00	0.00	0.00	0.00
977	RAMIREZ PAOLA NOEMI	2/16/2006	4.12	COMIS KITCHEN	COMIS	NEUQUEN	Buffet	3,352.80	1,652.00	574.04	0.00	33.04	0.00	165.20	0.00	0.00	223.44	413.00	0.00	0.00	0.00	0.00	0.00
1063	MANRIQUEZ KARINA BEATRIZ	5/1/2006	3.92	FOREMAN	PEON GENERAL	NEUQUEN	Buffet	2,584.53	1,505.00	534.35	0.00	30.10	0.00	0.00	0.00	0.00	169.08	346.00	0.00	0.00	0.00	0.00	0.00
1110	BUSTOS GARCE ANNY DEL CARMEN	6/1/2006	3.83	BAR WAITER	BAR WAITER	NEUQUEN	Buffet	2,489.60	1,440.00	516.80	0.00	28.80	0.00	144.00	0.00	0.00	0.00	360.00	0.00	0.00	0.00	0.00	0.00
1144	TORRES SANDRA ISABEL	7/1/2006	3.75	COMIS KITCHEN	COMIS	NEUQUEN	Buffet	2,869.15	1,652.00	574.04	0.00	33.04	0.00	0.00	0.00	0.00	197.07	413.00	0.00	0.00	0.00	0.00	0.00
1215	ANCAMIL PABLO DANIEL	6/1/2007	2.83	BAR WAITER	BAR WAITER	NEUQUEN	Buffet	2,676.31	1,440.00	516.80	0.00	14.40	0.00	144.00	0.00	0.00	201.11	360.00	0.00	0.00	0.00	0.00	0.00
1261	FERNANDEZ FACUNDO GABRIEL	11/1/2007	2.41	BAR WAITER	BAR WAITER	NEUQUEN	Buffet	2,494.12	1,440.00	516.80	0.00	14.40	0.00	0.00	0.00	0.00	0.00	360.00	0.00	0.00	0.00	0.00	0.00
1356	LEPE VANINA AYELEN	8/14/2008	1.63	BAR WAITER	BAR WAITER	NEUQUEN	Buffet	2,648.46	1,440.00	516.80	0.00	14.40	0.00	144.00	0.00	0.00	173.26	360.00	0.00	0.00	0.00	0.00	0.00
1371	FRATICELLI MATIAS	11/15/2008	1.37	BAR WAITER	BAR WAITER	NEUQUEN	Buffet	2,669.97	1,440.00	516.80	0.00	0.00	0.00	144.00	0.00	0.00	209.17	360.00	0.00	0.00	0.00	0.00	0.00
1418	PUCHETA PAOLA BELEN	5/1/2009	0.92	BAR WAITER	BAR WAITER	NEUQUEN	Buffet	2,695.88	1,440.00	516.80	0.00	0.00	0.00	144.00	0.00	0.00	0.00	360.00	0.00	0.00	0.00	0.00	0.00
1434	AREVALO RODRIGO CONRADO	9/1/2009	0.58	BAR WAITER	BAR WAITER	NEUQUEN	Buffet	2,633.06	1,440.00	516.80	0.00	0.00	0.00	144.00	0.00	0.00	172.26	360.00	0.00	0.00	0.00	0.00	0.00
532	DIAZ CESAR EUGENIO	6/1/2001	8.84	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,651.53	1,652.00	574.04	0.00	82.60	0.00	0.00	0.00	0.00	1,020.61	413.00	0.00	0.00	0.00	0.00	0.00
581	ESPARZA JOSE ANTONIO	2/4/2003	7.16	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	2,560.61	1,652.00	574.04	0.00	82.60	0.00	0.00	0.00	0.00	20.41	413.00	0.00	0.00	0.00	0.00	0.00
764	TURKALJ PATRICIO FERNANDO	6/9/2005	4.81	BAKER	COMIS	NEUQUEN	Cocina NQN	3,727.48	1,652.00	574.04	0.00	33.04	0.00	165.20	0.00	0.00	890.20	413.00	0.00	0.00	0.00	0.00	0.00
1062	FERNANDEZ ALICIA MARIA MERCEDE	5/1/2006	3.92	KITCHEN ASSISTANT	KITCHEN ASSISTANT	NEUQUEN	Cocina NQN	2,790.65	1,505.00	534.35	0.00	30.10	0.00	150.50	0.00	0.00	194.70	376.00	0.00	0.00	0.00	0.00	0.00
1069	RECCHIONE ROXSANA NOEMI	5/10/2006	3.89	KITCHEN ASSISTANT	KITCHEN ASSISTANT	NEUQUEN	Cocina NQN	2,959.39	1,505.00	534.35	0.00	30.10	0.00	150.50	0.00	0.00	363.44	376.00	0.00	0.00	0.00	0.00	0.00
1149	MIÑANA MARA ELIZABETH	8/1/2006	3.67	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,339.67	1,652.00	574.04	0.00	33.04	0.00	165.20	0.00	0.00	347.57	413.00	0.00	0.00	0.00	0.00	0.00
1151	RIQUELME FERNANDO ANDRES	8/1/2006	3.67	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,131.65	1,652.00	574.04	0.00	33.04	0.00	165.20	0.00	0.00	294.37	413.00	0.00	0.00	0.00	0.00	0.00
1201	GIUSTI EMILIO OMAR	5/14/2007	2.88	CHEF	SUPERVISOR	NEUQUEN	Cocina NQN	4,562.22	1,734.00	596.18	800.00	17.34	0.00	173.40	0.00	0.00	807.30	434.00	0.00	0.00	0.00	0.00	0.00
1232	HALICKI JUAN HUGO	8/20/2007	2.61	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,321.45	1,652.00	574.04	0.00	16.52	0.00	165.20	0.00	0.00	500.69	413.00	0.00	0.00	0.00	0.00	0.00
1243	JORGENSEN JOANNA CAROLINA	8/20/2007	2.61	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,253.06	1,652.00	574.04	0.00	16.52	0.00	0.00	0.00	0.00	597.50	413.00	0.00	0.00	0.00	0.00	0.00
1245	ALARCON MARIO OSCAR	9/7/2007	2.56	CHEF	SUPERVISOR	NEUQUEN	Cocina NQN	4,405.02	1,734.00	596.18	500.00	17.34	0.00	173.40	0.00	0.00	950.10	434.00	0.00	0.00	0.00	0.00	0.00
1262	JACCOD CLAVERO DAVID MARTIN	11/1/2007	2.41	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	2,873.65	1,652.00	574.04	0.00	16.52	0.00	165.20	0.00	0.00	52.89	413.00	0.00	0.00	0.00	0.00	0.00
1263	LADISLA SERGIO ANDRES	11/1/2007	2.41	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,336.21	1,652.00	574.04	0.00	16.52	0.00	165.20	0.00	0.00	218.61	413.00	0.00	0.00	0.00	0.00	0.00
1271	ARRAIN CARLOS SEBASTIAN	12/4/2007	2.32	CHEF	SUPERVISOR	NEUQUEN	Cocina NQN	3,679.49	1,734.00	596.18	500.00	17.34	0.00	173.40	0.00	0.00	224.57	434.00	0.00	0.00	0.00	0.00	0.00
1272	MARDONES CESAR GUSTAVO	12/4/2007	2.32	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,818.97	1,652.00	574.04	0.00	16.52	0.00	0.00	0.00	0.00	1,163.41	413.00	0.00	0.00	0.00	0.00	0.00
1273	ZANNINI MARCOS	12/4/2007	2.32	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,430.75	1,652.00	574.04	0.00	16.52	0.00	165.20	0.00	0.00	609.99	413.00	0.00	0.00	0.00	0.00	0.00
1339	CAMPOS FABIO ERNESTO	6/4/2008	1.82	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,561.21	1,652.00	574.04	0.00	16.52	0.00	165.20	0.00	0.00	740.45	413.00	0.00	0.00	0.00	0.00	0.00
1410	AGUILERA ROMINA DEL VALLE	3/20/2009	1.03	PATISSIER CHEF	KITCHEN ASSISTANT	NEUQUEN	Cocina NQN	4,336.93	1,734.00	596.18	800.00	17.34	0.00	173.40	0.00	0.00	582.01	434.00	0.00	0.00	0.00	0.00	0.00

																						ADDITIONAL	ON ACCOUNT
								GROSS	BASIC		COMPANY’S					EMPLOYEE’S		SALARY				BARGAING	TO FUTURE
FILE	NAME	ENTRY DATE	SENIORITY	JOB	CATEGORY	PLACE	TEAM	INCOME	SALARY	ALI_COMPSE	ADDITIONAL	SENIORITY	REGION	ATTENDANCE	FALLO_CAJA	BOX	OVERTIME	AGREEMENT	LANGUAGE	TKT	ASIST_PEFE	AGREEMENT	INCREASES
1421	DURAN MAURO DAMIAN	5/26/2009	0.85	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,128.83	1,652.00	574.04	0.00	0.00	0.00	165.20	0.00	0.00	31.55	413.00	0.00	0.00	0.00	0.00	0.00
1424	MARTINEZ FRANCO MAURO	6/9/2009	0.81	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	3,561.39	1,652.00	574.04	0.00	0.00	0.00	165.20	0.00	0.00	757.15	413.00	0.00	0.00	0.00	0.00	0.00
1425	SANDOVAL CLAUDIO LUCIANO	6/9/2009	0.81	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	2,804.24	1,652.00	574.04	0.00	0.00	0.00	165.20	0.00	0.00	0.00	413.00	0.00	0.00	0.00	0.00	0.00
1449	GALLOSI PABLO OMAR	3/25/2010	0.02	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	527.81	1,652.00	574.04	0.00	0.00	0.00	0.00	0.00	0.00	0.00	413.00	0.00	0.00	0.00	0.00	0.00
1450	CASALS PABLO LUIS	3/25/2010	0.02	COMIS KITCHEN	COMIS	NEUQUEN	Cocina NQN	527.81	1,652.00	574.04	0.00	0.00	0.00	0.00	0.00	0.00	0.00	413.00	0.00	0.00	0.00	0.00	0.00
1451	FERNANDEZ ELIAN JEREMIAS	3/25/2010	0.02	GENERAL LABORER	GENERAL LABORER	NEUQUEN	Cocina NQN	446.59	1,385.00	501.95	0.00	0.00	0.00	0.00	0.00	0.00	0.00	346.00	0.00	0.00	0.00	0.00	0.00
1128	EPULEF VERONICA YANINA	7/1/2006	3.75	HOTEL WAITER	HOTEL WAITER	NEUQUEN	Hotel	3,622.55	1,797.00	837.82	0.00	35.94	0.00	179.70	179.70	0.00	53.54	449.00	89.85	0.00	0.00	0.00	0.00
1136	QUERCI HEBE GRISEL	7/1/2006	3.75	HOTEL WAITER	HOTEL WAITER	NEUQUEN	Hotel	3,903.60	1,797.00	837.82	0.00	35.94	0.00	179.70	179.70	0.00	334.59	449.00	89.85	0.00	0.00	0.00	0.00
1189	MARTINEZ MARIA FLORENCIA	4/1/2007	3.00	HOTEL OFFICER ASSISTANT	ASSISTANT	NEUQUEN	Hotel	3,979.85	3,550.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	252.41	0.00	0.00	0.00
1284	HERNANDEZ MARIA LAURA	12/10/2007	2.31	RECEPCIONIST	RECEPCION HOTEL	NEUQUEN	Hotel	4,197.63	1,797.00	837.82	300.00	17.97	0.00	179.70	179.70	0.00	346.59	449.00	89.85	0.00	0.00	0.00	0.00
1286	RIVERA MARISA NATALIA	12/10/2007	2.31	HOUSE KEEPER	HOUSE KEEPER	NEUQUEN	Hotel	4,085.16	1,797.00	837.82	179.70	17.97	0.00	179.70	179.70	0.00	354.42	449.00	89.85	0.00	0.00	0.00	0.00
1294	MARTINEZ LAURA VANESA	1/4/2008	2.24	MAID	MAID	NEUQUEN	Hotel	3,211.56	1,711.00	803.85	0.00	17.11	0.00	0.00	0.00	0.00	251.60	428.00	0.00	0.00	0.00	0.00	0.00
1295	MORENO ALEJANDRA LUCIA	1/4/2008	2.24	MAID	MAID	NEUQUEN	Hotel	3,381.54	1,711.00	803.85	0.00	17.11	0.00	171.10	0.00	0.00	250.48	428.00	0.00	0.00	0.00	0.00	0.00
1296	LAZCANO CELIA	1/4/2008	2.24	MAID	MAID	NEUQUEN	Hotel	3,428.51	1,711.00	803.85	0.00	17.11	0.00	171.10	0.00	0.00	297.45	428.00	0.00	0.00	0.00	0.00	0.00
1297	ESPINOZA CARINA LORENA	1/4/2008	2.24	MAID	MAID	NEUQUEN	Hotel	2,959.96	1,711.00	803.85	0.00	17.11	0.00	0.00	0.00	0.00	0.00	428.00	0.00	0.00	0.00	0.00	0.00
1298	ESPARZA VANESA LILIANA	1/4/2008	2.24	MAID	MAID	NEUQUEN	Hotel	3,412.86	1,711.00	803.85	0.00	17.11	0.00	171.10	0.00	0.00	281.80	428.00	0.00	0.00	0.00	0.00	0.00
1306	PIANCIOLA DIEGO FERNANDO	1/10/2008	2.22	HOUSE KEEPING	HOUSE KEEPING	NEUQUEN	Hotel	4,761.71	2,338.00	1,051.51	0.00	23.38	0.00	233.80	0.00	0.00	413.12	585.00	116.90	0.00	0.00	0.00	0.00
1309	CHESTA NATALIA	1/27/2008	2.18	RECEPCIONIST	RECEPCION HOTEL	NEUQUEN	Hotel	799.87	1,797.00	837.82	0.00	17.97	0.00	179.70	179.70	0.00	0.00	449.00	89.85	0.00	0.00	0.00	0.00
1314	SCARPA CYNTHIA LORENA	3/13/2008	2.05	RECEPTIONIST SUPERVISOR	RECEPCION HOTEL	NEUQUEN	Hotel	4,491.64	1,797.00	837.82	1,300.00	17.97	0.00	0.00	0.00	0.00	0.00	449.00	89.85	0.00	0.00	0.00	0.00
1315	JONES ERICCSON ALUN EDYR IAL	3/13/2008	2.05	RECEPCIONIST	RECEPCION HOTEL	NEUQUEN	Hotel	3,835.12	1,797.00	837.82	0.00	17.97	0.00	179.70	179.70	0.00	284.08	449.00	89.85	0.00	0.00	0.00	0.00
1333	TEJEDA JAVIER NICOLAS	5/8/2008	1.90	LIFEGUARD	LIFEGUARD	NEUQUEN	Hotel	3,389.45	1,772.00	827.94	0.00	17.72	0.00	177.20	0.00	0.00	0.00	443.00	0.00	0.00	0.00	0.00	0.00
1334	LOPEZ CEPERO INES AILIN	5/8/2008	1.90	LIFEGUARD	LIFEGUARD	NEUQUEN	Hotel	3,521.47	1,772.00	827.94	0.00	17.72	0.00	177.20	0.00	0.00	129.51	443.00	0.00	0.00	0.00	0.00	0.00
1340	PONCE ROXANA KARINA	6/13/2008	1.80	RECEPCIONIST	RECEPCION HOTEL	NEUQUEN	Hotel	3,896.64	1,797.00	837.82	0.00	17.97	0.00	179.70	179.70	0.00	13.32	449.00	89.85	0.00	0.00	0.00	0.00
1357	ORDOÑEZ IGNACIO	8/15/2008	1.62	RECEPCIONIST	RECEPCION HOTEL	NEUQUEN	Hotel	4,072.99	1,797.00	837.82	179.70	17.97	0.00	179.70	179.70	0.00	0.00	449.00	89.85	0.00	0.00	0.00	0.00
1364	CERVERA LUCAS FORTUNATO	10/15/2008	1.46	COURIER	COURIER	NEUQUEN	Hotel	2,903.62	1,563.00	745.39	0.00	15.63	0.00	156.30	0.00	0.00	32.30	391.00	0.00	0.00	0.00	0.00	0.00
1389	CALANDRI PAOLA ROMINA	12/15/2008	1.29	RECEPCIONIST	HOTEL RECEPCIONIST	NEUQUEN	Hotel	3,700.05	1,797.00	837.82	0.00	17.97	0.00	0.00	179.70	0.00	328.71	449.00	89.85	0.00	0.00	0.00	0.00
1390	LIMPAYANTE FELIPE JOAQUIN	12/15/2008	1.29	VALET	VALET	NEUQUEN	Hotel	3,397.20	1,711.00	803.85	0.00	17.11	0.00	171.10	0.00	0.00	266.14	428.00	0.00	0.00	0.00	0.00	0.00
1414	SEPULVEDA VANESA MARICRUZ	4/21/2009	0.94	WAITER HOTEL	WAITER	NEUQUEN	Hotel	3,801.04	1,797.00	837.82	0.00	0.00	0.00	179.70	179.70	0.00	372.82	434.00	0.00	0.00	0.00	0.00	0.00
1420	VASQUEZ HERRERA PATRICIO ESTEB	5/11/2009	0.89	RECEPCIONIST	HOTEL RECEPCIONIST	NEUQUEN	Hotel	4,046.92	1,797.00	837.82	179.70	0.00	0.00	179.70	179.70	0.00	334.15	449.00	89.85	0.00	0.00	0.00	0.00
1429	RODRIGUEZ VALVERDE MAXIMILIANO	7/1/2009	0.75	COURIER	COURIER	NEUQUEN	Hotel	3,144.83	1,563.00	745.39	0.00	0.00	0.00	156.30	0.00	0.00	289.14	391.00	0.00	0.00	0.00	0.00	0.00
1452	CORTEZ LEANDRO MARCELO	3/25/2010	0.02	BAR SUPERVISOR	BAR SUPERVISOR	NEUQUEN	Hotel	1,139.11	1,797.00	837.82	650.00	0.00	0.00	0.00	0.00	0.00	0.00	434.00	0.00	0.00	0.00	0.00	0.00
675	TROSSERO IVANA MELINA	5/20/2004	5.87	WAITER	WAITER	NEUQUEN	Seasons Restaurant	3,029.49	1,734.00	596.18	0.00	69.36	0.00	0.00	173.40	0.00	22.55	434.00	0.00	0.00	0.00	0.00	0.00
814	VIVERO VICTOR DANIEL	8/5/2005	4.65	WAITER	WAITER	NEUQUEN	Seasons Restaurant	3,389.45	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	243.79	434.00	0.00	0.00	0.00	0.00	0.00
862	SOTO MARTIN ALBERTO	10/1/2005	4.50	WAITER	WAITER	NEUQUEN	Seasons Restaurant	3,413.04	1,734.00	596.18	0.00	34.68	0.00	173.40	173.40	0.00	267.38	434.00	0.00	0.00	0.00	0.00	0.00
1216	GUTIERREZ MAURO ANTONIO	6/1/2007	2.83	SALOON COMIS	SALOON COMIS	NEUQUEN	Seasons Restaurant	2,721.63	1,505.00	534.35	0.00	15.05	0.00	0.00	0.00	0.00	170.13	376.00	0.00	0.00	0.00	0.00	0.00
1217	ALMAZA CRISTIAN GABRIEL	6/1/2007	2.83	BARMAN	BARMAN	NEUQUEN	Seasons Restaurant	3,206.08	1,734.00	596.18	0.00	17.34	0.00	173.40	0.00	0.00	251.16	434.00	0.00	0.00	0.00	0.00	0.00
1280	TRIPAILAO VICTOR HUGO	12/4/2007	2.32	WAITER	WAITER	NEUQUEN	Seasons Restaurant	3,370.76	1,734.00	596.18	0.00	17.34	0.00	173.40	173.40	0.00	242.44	434.00	0.00	0.00	0.00	0.00	0.00
975	HUENTEN CARLOS GABRIEL	2/6/2006	4.15	BARMAN/CASHIER	BARMAN AND CASHIER	COPAHUE	Slots Copahue	3,450.16	1,707.00	588.89	300.00	34.14	341.40	0.00	170.70	0.00	0.00	427.00	0.00	0.00	0.00	0.00	0.00
1386	SAN MARTIN WALTER DAGOBERTO	12/1/2008	1.33	COMIS KITCHEN	COMIS.	COPAHUE	Slots Copahue	3,199.58	1,551.00	546.77	233.00	15.51	310.20	155.10	0.00	0.00	0.00	388.00	0.00	0.00	0.00	0.00	0.00
578	VEGA HECTOR ADOLFO	1/17/2003	7.21	LARDER SUPERVISOR	LABOURER	NEUQUEN	Steward	3,898.49	1,505.00	534.35	1,300.00	75.25	0.00	0.00	0.00	0.00	263.24	346.00	0.00	0.00	0.00	0.00	0.00
1106	REBOLLEDO MARIA DELOURDES	6/1/2006	3.83	FOREMAN	LABOURER	NEUQUEN	Steward	3,240.07	1,505.00	534.35	650.00	30.10	0.00	150.50	0.00	0.00	24.12	346.00	0.00	0.00	0.00	0.00	0.00
1206	BARGAS MARCELO JAVIER	5/21/2007	2.86	FOREMAN	LABOURER	NEUQUEN	Steward	2,796.42	1,505.00	534.35	0.00	15.05	0.00	150.50	0.00	0.00	245.52	346.00	0.00	0.00	0.00	0.00	0.00
1220	CARRASCO JUAN PABLO	6/19/2007	2.78	LABOURER	LABOURER	NEUQUEN	Steward	2,609.52	1,385.00	501.95	0.00	13.85	0.00	138.50	0.00	0.00	0.00	346.00	0.00	0.00	0.00	0.00	0.00
1270	BRIZUELA OSCAR ALEJANDRO	12/4/2007	2.32	LABOURER	LABOURER	NEUQUEN	Steward	2,246.80	1,385.00	501.95	0.00	13.85	0.00	0.00	0.00	0.00	0.00	346.00	0.00	0.00	0.00	0.00	0.00
1341	PAREDES SEBASTIAN	6/20/2008	1.78	LABOURER	LABOURER	NEUQUEN	Steward	2,385.30	1,385.00	501.95	0.00	13.85	0.00	138.50	0.00	0.00	0.00	346.00	0.00	0.00	0.00	0.00	0.00
1375	BARRAZA JAVIER ALEJANDRO	11/18/2008	1.36	LABOURER	LABOURER	NEUQUEN	Steward	2,171.91	1,385.00	501.95	0.00	13.85	0.00	0.00	0.00	0.00	0.00	346.00	0.00	0.00	0.00	0.00	0.00
1376	LLAMIN JOSE LUIS ESTEBAN	11/18/2008	1.36	LABOURER	LABOURER	NEUQUEN	Steward	2,385.30	1,385.00	501.95	0.00	13.85	0.00	138.50	0.00	0.00	0.00	346.00	0.00	0.00	0.00	0.00	0.00
1377	CICCHITTI ALAN DANIEL	11/18/2008	1.36	LABOURER	LABOURER	NEUQUEN	Steward	2,620.84	1,385.00	501.95	0.00	13.85	0.00	138.50	0.00	0.00	235.54	346.00	0.00	0.00	0.00	0.00	0.00
1394	FUENTES HECTOR ALFONSO	2/1/2009	1.16	LABOURER	LABOURER	NEUQUEN	Steward	2,552.27	1,385.00	501.95	0.00	13.85	0.00	138.50	0.00	0.00	166.97	346.00	0.00	0.00	0.00	0.00	0.00
1408	CORSINO DIEGO ALEJANDRO	3/15/2009	1.04	LABOURER	LABOURER	NEUQUEN	Steward	2,404.08	1,385.00	501.95	0.00	13.85	0.00	0.00	0.00	0.00	157.28	346.00	0.00	0.00	0.00	0.00	0.00

		174						567,212.74	293,993.00	106,117.72	22,512.10	7,012.15	8,997.60	21,885.10	13,540.50	0.00	30,867.29	72,379.00	1,105.25	252.41	0.00	0.00	0.00

		688						3,154,769.48	1,841,369.00	106,117.72	22,512.10	7,012.15	81,504.53	21,885.10	21,790.50	659,293.16	159,558.68	72,379.00	1,105.25	124,170.64	73,125.00	94,275.00	3,550.00

ANNEX 6.01(xv)(f)
Disclosure Schedules
Labor Outsorcing Companies

7

Casino Magic S.A
Annex 6.01 (xv)(f)
Outsourcing Agreements

NAME	Description	Agreement
Adecco Argentina S.A	Gastronomic and Casino’s eventual personnel	Y
Manager Personal Eventual	Gastronomic and Casino’s eventual personnel	N
Rest Personal Eventual S.A	Gastronomic and Casino’s eventual personnel	N
Sacatuc SRL	External Security	Y
Deifos Emp. Ser Eventuales S.A	Gastronomic and Casino’s eventual personnel	N
Ceonatura S.R.L	Security & Cleaning	N

Y=	Yes

N=	No. Month by month or when required

ANNEX 6.01(xvi)
Disclosure Schedules
Insurance

8

Casino Magic S.A
Annex 6.01 (xvi)
Insurance

NAME
Casino Magic TRO Boston
Casino Magic TRO LA MERIDIONAL
Casino Magic TRO Liberty
Casino Magic TRO SMG
La Meridional Poliza Isuzu
Liberty Seguros Polizas Resp Civil
MAPFRE Poliza Corsa
MAPFRE Poliza Peugeot
MAPFRE Poliza Cherokee-Toyota
MAPFRE Poliza VW Caddy
Chubb Argentina de Seguros — Robo

ANNEX 6.01(xvii)
Disclosure Schedules
Banks

9

Casino Magic S.A
Annex 6.01 (xvii)
Banks

NAME	ADDRESS
Banco Provincia de Neuquen	Avenida Argentina 41 Neuquen Capital
Banco Provincia de Neuquen	Avenida Argentina 41 Neuquen Capital
Banco Provincia de Neuquen	Avenida Argentina 41 Neuquen Capital
Banco Provincia de Neuquen	Avenida Argentina 41 Neuquen Capital
HSBC	Avenida Argentina 101 Neuquen Capital
HSBC	Avenida Argentina 101 Neuquen Capital
HSBC	Avenida Argentina 101 Neuquen Capital
HSBC	Avenida Argentina 101 Neuquen Capital
Banco Frances	Avenida Argentina 157 Neuquen Capital
Banco Frances	Avenida Argentina 157 Neuquen Capital
Banco Macro	Juan B. Justo 75 Neuquen Capital
Banco Macro	Juan B. Justo 75 Neuquen Capital
Banco Credit coop	Juan B. Justo 160 Neuquen Capital
Bank of America	100 Southeast 2nd Street Miami Fl 33131
The People Bank	152 Lemeuse Street Biloxi Mississippi Ms 39532

ANNEX 6.01(xix)
Disclosure Schedules
List of Slots Machines

10

Casino Magic S.A
Annex 6.01 (xix)
Slots Machines — Neuquen

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	BillAcep	Mod BA	Printer	Progr	Eprom	Par Sheet	SAS	Manufac	Model	Type	Arq	Cabinet	Game Type	Color	Top Award	Trans	Type Coin	Hopper
0.05	0.05	2000	10	101	1	Buck Ahoy	1410480	5020757	74	19	MEI	SC6602	NO	NO	SB000566	SI	5.2	IGT	Reel Touch	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Token $1	400
0.05	0.05	2001	10	101	2	Lucky Larry Lobstermania	1409754	5020758	74	20	MEI	SC6602	NO	NO	SB000565	SI	5.2	IGT	Reel Touch	15L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Token $1	400
0.05	0.05	2002	10	101	3	Tabasco	1409762	5020759	74	21	MEI	SC6602	NO	NO	SB000564	SI	5.2	IGT	Reel Touch	12L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Token $1	400
0.05	0.05	2003	10	101	4	Buck Ahoy	1410478	5020760	74	22	MEI	SC6602	NO	NO	SB000566	SI	5.2	IGT	Reel Touch	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Token $1	400
0.05	0.05	2004	10	101	5	Lucky Larry Lobstermania	1409752	5020761	74	29	MEI	SC6602	NO	NO	SB000565	SI	5.2	IGT	Reel Touch	15L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Token $1	400
0.05	0.05	2005	10	101	6	Buck Ahoy	1410481	5020762	74	30	MEI	SC6602	NO	NO	SB000566	SI	5.2	IGT	Reel Touch	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Token $1	400
0.05	0.05	2006	10	101	7	Tabasco	1409761	5020763	74	31	MEI	SC6602	NO	NO	SB000564	SI	5.2	IGT	Reel Touch	12L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Token $1	400
0.05	0.05	2007	10	101	8	Lucky Larry Lobstermania	1409755	5020764	74	32	MEI	SC6602	NO	NO	SB000565	SI	5.2	IGT	Reel Touch	15L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Token $1	400
1.00	1.00	4040	10	102	1	Double Gold	450624	5021035	17	1	JCM	WBA22	NO	NO	SS8249		2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	8,000	1.00	Token $1	400
1.00	1.00	4041	10	102	2	Double Dollars	450657	5021036	17	2	JCM	WBA22	NO	NO	SS3085	SI	2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	1,600	1.00	Token $1	400
1.00	1.00	4042	10	102	3	Wild Star Red White & Blue	450649	5021037	17	3	JCM	WBA22	NO	NO	SS3669		2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	10,000	1.00	Token $1	400
1.00	1.00	4043	10	102	4	Double Diamond	450633	5021038	17	4	JCM	WBA22	NO	NO	SS3441	SI	2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	1,600	1.00	Token $1	400
1.00	1.00	4044	10	102	5	Triple Double	450707	5021039	17	5	JCM	WBA22	NO	NO	SS7696	SI	2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	2,500	1.00	Token $1	400
1.00	1.00	4045	10	102	6	Time Warp	437429	5021040	17	6	JCM	WBA22	NO	NO	SS4266	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	1.00	Token $1	400
1.00	1.00	4046	10	102	7	Double Diamond Deluxe	437447	5021041	17	7	JCM	WBA22	NO	NO	SS4248	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	1.00	Token $1	400
1.00	1.00	4047	10	102	8	Wild Star Red White & Blue	450693	5021042	17	8	JCM	WBA22	NO	NO	SS3655	SI	2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4048	10	102	9	Triple Wild	449483	5021043	17	9	JCM	WBA22	NO	NO	SS6242		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4049	10	102	10	Diamond Fives	450632	5021044	17	10	JCM	WBA22	NO	NO	SS7811		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	1,000	1.00	Token $1	400
1.00	1.00	4050	10	102	11	Casino Night	450670	5021045	17	11	JCM	WBA22	NO	NO	SS4423		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4051	10	102	12	Black Widow	450631	5021046	17	12	JCM	WBA22	NO	NO	SS6723		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	4,000	1.00	Token $1	400
MD	0.05	10000	10	103	1	Off the Chart	W1094675	5022010	75	1	JCM	WBA22	NO	NO	V133-X-M-243		5.0	Williams	WMS 550	9L 5c	Video	Up Right	Juego simple	Negro	5,000	0.01	Token $1	400
MD	0.05	10001	10	103	2	Filthy Rich	W1094835	5022011	75	2	JCM	WBA22	NO	NO	V109-4-K-268		5.0	Williams	WMS 550	5L 10c	Video	Up Right	Juego simple	Negro	45,000	0.01	Token $1	400
MD	0.05	10002	10	103	3	Yukon Gold	W1094688	5022012	75	3	JCM	WBA22	NO	NO	V138-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	77,770	0.01	Token $1	400
MD	0.05	10003	10	103	4	Money Groove	W1094402	5022013	75	4	JCM	WBA22	NO	NO	V139-X-M-243		5.0	Williams	WMS 550	9L 5c	Video	Up Right	Juego simple	Negro	25,000	0.01	Token $1	400
MD	0.05	10004	10	103	5	Cash Crop	W1094831	5022014	75	5	JCM	WBA22	NO	NO	V136-X-M-243	SI	5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token $1	400
MD	0.05	10005	10	103	6	Wild Streak	W1093836	5022015	75	6	JCM	WBA22	NO	NO	V132-4-K-262		5.0	Williams	WMS 550	15L 10c	Video	Up Right	Juego simple	Negro	15,000	0.01	Token $1	400
MD	0.05	10006	10	103	7	Yukon Gold	W1094850	5022016	75	7	JCM	WBA22	NO	NO	V138-X-M-243		5.0	Williams	WMS 550	9L 5c	Video	Up Right	Juego simple	Negro	38,885	0.01	Token $1	400
MD	0.05	10007	10	103	8	Off the Chart	W1093847	5022017	75	8	JCM	WBA22	NO	NO	V133-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	10,000	0.01	Token $1	400
MD	0.05	10008	10	103	9	Wild Streak	W1094414	5022018	75	9	JCM	WBA22	NO	NO	V132-4-K-262		5.0	Williams	WMS 550	9L 5c	Video	Up Right	Juego simple	Negro	7,500	0.01	Token $1	400
MD	0.05	10009	10	103	10	Cash Crop	W1094417	5022019	75	10	JCM	WBA22	NO	NO	V136-X-M-243	SI	5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token $1	400
MD	0.05	10010	10	103	11	Money to Burn	W1093852	5022020	75	11	JCM	WBA22	NO	NO	V130-X-M-244		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	77,770	0.01	Token $1	400
MD	0.05	10011	10	103	12	Money Groove	W1096067	5022021	75	12	JCM	WBA22	NO	NO	V139-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token $1	400
MD	0.02	10202	11	111	1	Magical Nights	11270	5021722	16	1	MEI	SC6607	GEN-1	NO	MANAM55US		5.2	Konami	Herculite	25L 10c	Video	Up Right	Juego simple	Negro	25,000	0.01	Token $1	400
MD	0.02	10203	11	111	2	Solstice Gold	7293	5021723	16	2	MEI	SC6607	GEN-1	NO	SOGAM58US		5.2	Konami	Herculite	25L 10c	Video	Up Right	Juego simple	Negro	80,000	0.01	Token $1	400
MD	0.02	10204	11	111	3	King`s Leyend	9507	5021724	16	3	MEI	SC6607	GEN-1	NO	KILAM59US		5.2	Konami	Herculite	25L 10c	Video	Up Right	Juego simple	Negro	25,000	0.01	Token $1	400
MD	0.02	10205	11	111	4	Mariachi Madness	7284	5021725	16	4	MEI	SC6607	GEN-1	NO	MAMAM58US		5.2	Konami	Herculite	25L 10c	Video	Up Right	Juego simple	Negro	25,000	0.01	Token $1	400
MD	0.02	10173	11	111	5	Floppy Shoes	9509	5021680	16	9	MEI	SC6607	GEN-1	NO	CLWA13US		5.0	Konami	Herculite	20L 50c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token $1	400
MD	0.02	10174	11	111	6	Lotus Warrior	7289	5021681	16	19	MEI	SC6607	GEN-1	NO	LOWAM72US		5.0	Konami	Herculite	10L 50c	Video	Up Right	Juego simple	Negro	100,000	0.01	Token $1	400
MD	0.02	10206	11	111	7	Underground Money	9515	5021726	16	5	MEI	SC6607	GEN-1	NO	UGMAM15US		5.2	Konami	Herculite	25L 10c	Video	Up Right	Juego simple	Negro	10,000	0.01	Token $1	400
MD	0.02	10207	11	111	8	King Arthur	11269	5021727	16	6	MEI	SC6607	GEN-1	NO	KIAAM71US		5.2	Konami	Herculite	25L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token $1	400
MD	0.02	10208	11	111	9	Chinny Chin Chins	7295	5021728	16	7	MEI	SC6607	GEN-1	NO	CCCAM5AUS		5.2	Konami	Herculite	25L 10c	Video	Up Right	Juego simple	Negro	20,000	0.01	Token $1	400
MD	0.02	10209	11	111	10	Mermaid Princess	9510	5021729	16	8	MEI	SC6607	GEN-1	NO	MEPAM73US		5.2	Konami	Herculite	25L 10c	Video	Up Right	Juego simple	Negro	200,000	0.01	Token $1	400
0.01	0.01	7501	11	112	1	Lion Dance	1899363	5022218	73	1	MEI	SC6607	NO	SI	GK002567	SI	6.0	IGT	Trimline	40L 10c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Token 25c	250
0.01	0.01	7502	11	112	2	Coyote Moon	1899361	5022219	73	2	MEI	SC6607	NO	SI	GK002563	SI	6.0	IGT	Trimline	40L 10c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Token 25c	250
0.01	0.01	7503	11	112	3	Mystical Mermaid	1899368	5022220	73	3	MEI	SC6607	NO	SI	GK002718	SI	6.0	IGT	Trimline	40L 10c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Token 25c	250
0.01	0.01	7504	11	112	4	Wolf Run	1899364	5022221	73	4	MEI	SC6607	NO	SI	GK002906	SI	6.0	IGT	Trimline	40L 10c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Token 25c	250
0.01	0.01	7505	11	112	5	Praire Party	1899353	5022222	73	5	MEI	SC6607	NO	SI	GK002720	SI	6.0	IGT	Trimline	40L 10c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Token 25c	250
0.01	0.01	7506	11	112	6	Lion Dance	1899362	5022223	73	6	MEI	SC6607	NO	SI	GK002567	SI	6.0	IGT	Trimline	40L 10c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Token 25c	250
0.01	0.01	7507	11	112	7	Coyote Moon	1899360	5022224	73	7	MEI	SC6607	NO	SI	GK002563	SI	6.0	IGT	Trimline	40L 10c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Token 25c	250
0.01	0.01	7508	11	112	8	Mystical Mermaid	1899350	5022225	73	8	MEI	SC6607	NO	SI	GK002718	SI	6.0	IGT	Trimline	40L 10c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Token 25c	250
0.01	0.01	7509	11	112	9	Wolf Run	1899355	5022226	73	9	MEI	SC6607	NO	SI	GK002906	SI	6.0	IGT	Trimline	40L 10c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Token 25c	250
0.01	0.01	7510	11	112	10	Praire Party	1899352	5022227	73	10	MEI	SC6607	NO	SI	GK002720	SI	6.0	IGT	Trimline	40L 10c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Token 25c	250
0.05	0.05	2168	11	113	1	Cleopatra	1112689	5021898	18	23	JCM	WBA22	GEN-1	NO	I0000648		5.0	IGT	I-Game+	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.05	Token $1	400
MD	1.00	10293	12	121	1	Game King	1135538	5021893	93	1	JCM	WBA23	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Bar Top	Multijuego	Dorado	4,000	0.01	Bill/Ticket	0
MD	1.00	10294	12	121	2	Game King	1408432	5021894	93	2	JCM	WBA23	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Bar Top	Multijuego	Dorado	4,000	0.01	Bill/Ticket	0
MD	1.00	10295	12	121	3	Game King	1135570	5021895	93	3	JCM	WBA23	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Bar Top	Multijuego	Dorado	4,000	0.01	Bill/Ticket	0
MD	1.00	10296	12	121	4	Game King	1135590	5021896	93	4	JCM	WBA23	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Bar Top	Multijuego	Dorado	4,000	0.01	Bill/Ticket	0
0.02	0.02	7000	20	201	1	Mistery Mask	11024507	5021638	73	1	JCM	WBA23	GEN-1	NO	PHAN02-A-ZB-STD		5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.02	Bill/Ticket	0
0.02	0.02	7001	20	201	2	Babooshka	11024522	5021639	73	2	JCM	WBA23	GEN-1	NO	05B0-A-01-B	Cover	5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.02	Bill/Ticket	0
0.02	0.02	7002	20	201	3	Ghost Hunter	11024506	5021640	73	3	JCM	WBA23	GEN-1	NO	GHOS01-A-ZB-STD		5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.02	Bill/Ticket	0
0.02	0.02	7003	20	201	4	Crazy Fruits	11024505	5021641	73	4	JCM	WBA23	GEN-1	NO	KSB0-A-01-A	Cover	5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	25,000	0.02	Bill/Ticket	0
0.02	0.02	7004	20	201	5	Mistery Mask	11024520	5021648	73	5	JCM	WBA23	GEN-1	NO	PHAN02-A-ZB-STD		5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.02	Bill/Ticket	0
0.02	0.02	7005	20	201	6	Dancing Spirit	11024511	5021649	73	6	JCM	WBA23	GEN-1	NO	DASP01-D-ZA-STD		5.2	Atronic	Cashline	21L 10c	Video	Round Top	Juego simple	Negro	100,000	0.02	Bill/Ticket	0
0.02	0.02	7006	20	201	7	Mistery Mask	11024519	5021642	73	7	JCM	WBA23	GEN-1	NO	PHAN02-A-ZB-STD		5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.02	Bill/Ticket	0
0.02	0.02	7007	20	201	8	Sphinx ll	11024501	5021643	73	8	JCM	WBA23	GEN-1	NO	QSBS-A-01-B		5.2	Atronic	Cashline	20L 15c	Video	Round Top	Juego simple	Negro	50,000	0.02	Bill/Ticket	0
0.02	0.02	7008	20	201	9	Dancing Spirit	11024512	5021644	73	9	JCM	WBA23	GEN-1	NO	DASP01-D-ZA-STD		5.2	Atronic	Cashline	21L 10c	Video	Round Top	Juego simple	Negro	100,000	0.02	Bill/Ticket	0
0.02	0.02	7009	20	201	10	Jumping Jackpots	11024510	5021645	73	10	JCM	WBA23	GEN-1	NO	JUJP01-A-ZA-STD	Cover	5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.02	Bill/Ticket	0
1.00	1.00	4129	20	202	1	Chainsaw & Toasters	1409812	5021491	69	1	MEI	SC6602	GEN-1	NO	SB100002	SI	5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	10,000	1.00	Bill/Ticket	0
1.00	1.00	4130	20	202	2	Evel Knievel	1173524	5021492	69	2	MEI	SC6602	GEN-1	NO	SB100106	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	5,000	1.00	Bill/Ticket	0
1.00	1.00	4131	20	202	3	Triple Double Stars	1409806	5021493	69	3	MEI	SC6602	GEN-1	NO	SB100272		5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	5,000	1.00	Bill/Ticket	0
1.00	1.00	4132	20	202	4	Double Diamond	1410426	5021494	69	4	MEI	SC6602	GEN-1	NO	SB100054		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	2,500	1.00	Bill/Ticket	0
1.00	1.00	4133	20	202	5	Wild Cherry	1410817	5021495	69	5	MEI	SC6602	GEN-1	NO	SB100095	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	10,000	1.00	Bill/Ticket	0
1.00	1.00	4134	20	202	6	Wild Cherry	1410815	5021496	69	6	MEI	SC6602	GEN-1	NO	SB100095	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	5,000	1.00	Bill/Ticket	0
1.00	1.00	4135	20	202	7	Triple Double Red White & Blue	1409804	5021497	69	7	MEI	SC6602	GEN-1	NO	SB100008		5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	8,000	1.00	Bill/Ticket	0
1.00	1.00	4136	20	202	8	Evel Knievel	1409805	5021498	69	8	MEI	SC6602	GEN-1	NO	SB100106	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	10,000	1.00	Bill/Ticket	0
1.00	1.00	4137	20	202	9	Chainsaw & Toasters	1173671	5021499	69	9	MEI	SC6602	GEN-1	NO	SB100002	SI	5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	5,000	1.00	Bill/Ticket	0
1.00	1.00	4138	20	202	10	Wild Cherry	1409811	5021500	69	10	MEI	SC6602	GEN-1	NO	SB100094		5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	5,000	1.00	Bill/Ticket	0
1.00	1.00	4192	20	203	1	Triple Play	360844	5020547	18	9	JCM	WBA23	NO	NO	SS3511		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4193	20	203	2	Sizzling 7’s	360843	5020548	18	10	JCM	WBA23	NO	NO	SS3341		2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	1,000	1.00	Token $1	400
1.00	1.00	4194	20	203	3	Slam Dunk	764422	5020549	18	11	JCM	WBA23	NO	NO	SS3659	SI	2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4195	20	203	4	Ballon Bars	360842	5020550	18	12	JCM	WBA23	NO	NO	SS3993		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4196	20	203	5	Gold Mountain	764496	5020551	18	13	JCM	WBA23	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	1.00	Token $1	400
1.00	1.00	4197	20	203	6	Super Joker	360921	5020552	18	14	JCM	WBA23	NO	NO	SS3406		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4198	20	203	7	Slam Dunk	360841	5020553	18	15	JCM	WBA23	NO	NO	SS3659	SI	2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4199	20	203	8	Ballon Bars	360839	5020554	18	16	JCM	WBA23	NO	NO	SS3993		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4200	20	203	9	Triple Jackpot	360920	5020555	18	17	JCM	WBA23	NO	NO	SS3271		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	1,199	1.00	Token $1	400
1.00	1.00	4201	20	203	10	Wild Cherry	360838	5020556	18	18	JCM	WBA23	NO	NO	SS3406		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4202	20	203	11	Gold Mountain	868896	5020557	18	19	JCM	WBA23	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	1.00	Token $1	400
1.00	1.00	4203	20	203	12	Black Tie	788970	5020558	18	20	JCM	WBA23	NO	NO	SS3668		2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	10,000	1.00	Token $1	400
MD	0.05	10545	20	204	1	Wolf Run	1455737	5022378	19	6	MEI	SC6602	NO	NO	GK002769		5.2	IGT	i-Game+	40L 5c	Video	Slant Top	Juego simple	Negro	5,000	0.01	Bill/Ticket	0

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	PB%	%Pgr	Hold%	Alta Sist	Oblea	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5
0.05	0.05	2000	10	101	1	Buck Ahoy	1410480	5020757	74	19	92.567		7.43	7/25/2005	1471
0.05	0.05	2001	10	101	2	Lucky Larry Lobstermania	1409754	5020758	74	20	92.507		7.49	7/25/2005	1472
0.05	0.05	2002	10	101	3	Tabasco	1409762	5020759	74	21	92.313		7.69	7/25/2005	1473
0.05	0.05	2003	10	101	4	Buck Ahoy	1410478	5020760	74	22	92.567		7.43	7/25/2005	1474
0.05	0.05	2004	10	101	5	Lucky Larry Lobstermania	1409752	5020761	74	29	92.507		7.49	7/25/2005	1475
0.05	0.05	2005	10	101	6	Buck Ahoy	1410481	5020762	74	30	92.567		7.43	7/25/2005	1476
0.05	0.05	2006	10	101	7	Tabasco	1409761	5020763	74	31	92.313		7.69	7/25/2005	1477
0.05	0.05	2007	10	101	8	Lucky Larry Lobstermania	1409755	5020764	74	32	92.507		7.49	7/25/2005	1478
1.00	1.00	4040	10	102	1	Double Gold	450624	5021035	17	1	90.000		10.00	7/25/2005	1991
1.00	1.00	4041	10	102	2	Double Dollars	450657	5021036	17	2	92.026		7.97	7/25/2005	1990
1.00	1.00	4042	10	102	3	Wild Star Red White & Blue	450649	5021037	17	3	92.620		7.38	7/25/2005	1989
1.00	1.00	4043	10	102	4	Double Diamond	450633	5021038	17	4	95.012		4.99	7/25/2005	1988
1.00	1.00	4044	10	102	5	Triple Double	450707	5021039	17	5	92.492		7.51	7/25/2005	1987
1.00	1.00	4045	10	102	6	Time Warp	437429	5021040	17	6	90.055		9.94	7/25/2005	1986
1.00	1.00	4046	10	102	7	Double Diamond Deluxe	437447	5021041	17	7	90.103		9.90	7/25/2005	1985
1.00	1.00	4047	10	102	8	Wild Star Red White & Blue	450693	5021042	17	8	92.570		7.43	7/25/2005	1984
1.00	1.00	4048	10	102	9	Triple Wild	449483	5021043	17	9	92.506		7.49	7/25/2005	1983
1.00	1.00	4049	10	102	10	Diamond Fives	450632	5021044	17	10	96.203		3.80	7/25/2005	1982
1.00	1.00	4050	10	102	11	Casino Night	450670	5021045	17	11	90.000		10.00	7/25/2005	1981
1.00	1.00	4051	10	102	12	Black Widow	450631	5021046	17	12	95.010		4.99	7/25/2005	1980
MD	0.05	10000	10	103	1	Off the Chart	W1094675	5022010	75	1	90.666		9.33	7/25/2005	2069		90.00	90.00	92.00
MD	0.05	10001	10	103	2	Filthy Rich	W1094835	5022011	75	2	90.666		9.33	7/25/2005	2070		90.00	90.00	92.00
MD	0.05	10002	10	103	3	Yukon Gold	W1094688	5022012	75	3	90.666		9.33	7/25/2005	2071		90.00	90.00	92.00
MD	0.05	10003	10	103	4	Money Groove	W1094402	5022013	75	4	90.666		9.33	7/25/2005	2072		90.00	90.00	92.00
MD	0.05	10004	10	103	5	Cash Crop	W1094831	5022014	75	5	90.666		9.33	7/25/2005	2073		90.00	90.00	92.00
MD	0.05	10005	10	103	6	Wild Streak	W1093836	5022015	75	6	90.666		9.33	7/25/2005	2074		90.00	90.00	92.00
MD	0.05	10006	10	103	7	Yukon Gold	W1094850	5022016	75	7	90.666		9.33	7/25/2005	2063		90.00	90.00	92.00
MD	0.05	10007	10	103	8	Off the Chart	W1093847	5022017	75	8	90.666		9.33	7/25/2005	2064		90.00	90.00	92.00
MD	0.05	10008	10	103	9	Wild Streak	W1094414	5022018	75	9	90.666		9.33	7/25/2005	2065		90.00	90.00	92.00
MD	0.05	10009	10	103	10	Cash Crop	W1094417	5022019	75	10	90.666		9.33	7/25/2005	2066		90.00	90.00	92.00
MD	0.05	10010	10	103	11	Money to Burn	W1093852	5022020	75	11	90.666		9.33	7/25/2005	2067		90.00	90.00	92.00
MD	0.05	10011	10	103	12	Money Groove	W1096067	5022021	75	12	90.666		9.33	7/25/2005	2068		90.00	90.00	92.00
MD	0.02	10202	11	111	1	Magical Nights	11270	5021722	16	1	91.373		8.63	11/6/2008	1347	90.12	92.00	92.00
MD	0.02	10203	11	111	2	Solstice Gold	7293	5021723	16	2	91.336		8.66	11/6/2008	1348	90.09	91.96	91.96
MD	0.02	10204	11	111	3	King`s Leyend	9507	5021724	16	3	91.430		8.57	11/6/2008	1349	90.09	92.10	92.10
MD	0.02	10205	11	111	4	Mariachi Madness	7284	5021725	16	4	91.237		8.76	11/6/2008	1350	89.97	91.87	91.87
MD	0.02	10173	11	111	5	Floppy Shoes	9509	5021680	16	9	91.196		8.80	8/15/2008	1355	89.97	91.81	91.81
MD	0.02	10174	11	111	6	Lotus Warrior	7289	5021681	16	19	91.373		8.63	8/15/2008	1356	90.20	91.96	91.96
MD	0.02	10206	11	111	7	Underground Money	9515	5021726	16	5	91.330		8.67	11/6/2008	1351	90.09	91.95	91.95
MD	0.02	10207	11	111	8	King Arthur	11269	5021727	16	6	91.390		8.61	11/6/2008	1352	90.19	91.99	91.99
MD	0.02	10208	11	111	9	Chinny Chin Chins	7295	5021728	16	7	91.393		8.61	11/6/2008	1353	90.06	92.06	92.06
MD	0.02	10209	11	111	10	Mermaid Princess	9510	5021729	16	8	91.353		8.65	11/6/2008	1354	90.08	91.99	91.99
0.01	0.01	7501	11	112	1	Lion Dance	1899363	5022218	73	1	88.980	3.400	7.62	12/7/2009	1689
0.01	0.01	7502	11	112	2	Coyote Moon	1899361	5022219	73	2	88.990	3.400	7.61	12/7/2009	1686
0.01	0.01	7503	11	112	3	Mystical Mermaid	1899368	5022220	73	3	88.950	3.400	7.65	12/7/2009	1694
0.01	0.01	7504	11	112	4	Wolf Run	1899364	5022221	73	4	88.990	3.400	7.61	12/7/2009	1690
0.01	0.01	7505	11	112	5	Praire Party	1899353	5022222	73	5	88.980	3.400	7.62	12/7/2009	1678
0.01	0.01	7506	11	112	6	Lion Dance	1899362	5022223	73	6	88.980	3.400	7.62	12/7/2009	1688
0.01	0.01	7507	11	112	7	Coyote Moon	1899360	5022224	73	7	88.990	3.400	7.61	12/7/2009	1685
0.01	0.01	7508	11	112	8	Mystical Mermaid	1899350	5022225	73	8	88.950	3.400	7.65	12/7/2009	1675
0.01	0.01	7509	11	112	9	Wolf Run	1899355	5022226	73	9	88.990	3.400	7.61	12/7/2009	1680
0.01	0.01	7510	11	112	10	Praire Party	1899352	5022227	73	10	88.980	3.400	7.62	12/7/2009	1677
0.05	0.05	2168	11	113	1	Cleopatra	1112689	5021898	18	23	90.010		9.99	6/19/2007	1411
MD	1.00	10293	12	121	1	Game King	1135538	5021893	93	1	95.541		4.46	5/30/2009	1309	96.80	96.40	96.80	94.98	94.98	94.98	94.98	94.98	94.97
MD	1.00	10294	12	121	2	Game King	1408432	5021894	93	2	95.541		4.46	5/30/2009	1310	96.80	96.40	96.80	94.98	94.98	94.98	94.98	94.98	94.97
MD	1.00	10295	12	121	3	Game King	1135570	5021895	93	3	95.541		4.46	5/30/2009	1311	96.80	96.40	96.80	94.98	94.98	94.98	94.98	94.98	94.97
MD	1.00	10296	12	121	4	Game King	1135590	5021896	93	4	95.541		4.46	5/30/2009	1312	96.80	96.40	96.80	94.98	94.98	94.98	94.98	94.98	94.97
0.02	0.02	7000	20	201	1	Mistery Mask	11024507	5021638	73	1	88.100		11.90	6/6/2008	1389
0.02	0.02	7001	20	201	2	Babooshka	11024522	5021639	73	2	88.200		11.80	6/6/2008	1390
0.02	0.02	7002	20	201	3	Ghost Hunter	11024506	5021640	73	3	88.110		11.89	6/6/2008	1391
0.02	0.02	7003	20	201	4	Crazy Fruits	11024505	5021641	73	4	88.100		11.90	6/6/2008	1392
0.02	0.02	7004	20	201	5	Mistery Mask	11024520	5021648	73	5	88.100		11.90	6/27/2008	1393
0.02	0.02	7005	20	201	6	Dancing Spirit	11024511	5021649	73	6	88.030		11.97	6/27/2008	1394
0.02	0.02	7006	20	201	7	Mistery Mask	11024519	5021642	73	7	88.100		11.90	6/6/2008	1395
0.02	0.02	7007	20	201	8	Sphinx ll	11024501	5021643	73	8	88.050		11.95	6/6/2008	1396
0.02	0.02	7008	20	201	9	Dancing Spirit	11024512	5021644	73	9	88.030		11.97	6/6/2008	1409
0.02	0.02	7009	20	201	10	Jumping Jackpots	11024510	5021645	73	10	88.010		11.99	6/6/2008	1410
1.00	1.00	4129	20	202	1	Chainsaw & Toasters	1409812	5021491	69	1	94.980		5.02	7/27/2007	1422
1.00	1.00	4130	20	202	2	Evel Knievel	1173524	5021492	69	2	92.460		7.54	7/27/2007	1423
1.00	1.00	4131	20	202	3	Triple Double Stars	1409806	5021493	69	3	92.510		7.49	7/27/2007	1424
1.00	1.00	4132	20	202	4	Double Diamond	1410426	5021494	69	4	92.580		7.42	7/27/2007	1425
1.00	1.00	4133	20	202	5	Wild Cherry	1410817	5021495	69	5	92.650		7.35	7/27/2007	1426
1.00	1.00	4134	20	202	6	Wild Cherry	1410815	5021496	69	6	92.650		7.35	7/27/2007	1427
1.00	1.00	4135	20	202	7	Triple Double Red White & Blue	1409804	5021497	69	7	90.020		9.98	7/27/2007	1428
1.00	1.00	4136	20	202	8	Evel Knievel	1409805	5021498	69	8	93.960		6.04	7/27/2007	1429
1.00	1.00	4137	20	202	9	Chainsaw & Toasters	1173671	5021499	69	9	92.500		7.50	7/27/2007	1430
1.00	1.00	4138	20	202	10	Wild Cherry	1409811	5021500	69	10	92.480		7.52	7/27/2007	1431
1.00	1.00	4192	20	203	1	Triple Play	360844	5020547	18	9	90.029		9.97	1/28/2010
1.00	1.00	4193	20	203	2	Sizzling 7’s	360843	5020548	18	10	92.611		7.39	1/28/2010
1.00	1.00	4194	20	203	3	Slam Dunk	764422	5020549	18	11	92.000		8.00	1/28/2010
1.00	1.00	4195	20	203	4	Ballon Bars	360842	5020550	18	12	92.418		7.58	1/28/2010
1.00	1.00	4196	20	203	5	Gold Mountain	764496	5020551	18	13	92.584		7.42	1/28/2010
1.00	1.00	4197	20	203	6	Super Joker	360921	5020552	18	14	95.000		5.00	1/28/2010
1.00	1.00	4198	20	203	7	Slam Dunk	360841	5020553	18	15	92.510		7.49	1/28/2010
1.00	1.00	4199	20	203	8	Ballon Bars	360839	5020554	18	16	92.418		7.58	1/28/2010
1.00	1.00	4200	20	203	9	Triple Jackpot	360920	5020555	18	17	92.393		7.61	1/28/2010
1.00	1.00	4201	20	203	10	Wild Cherry	360838	5020556	18	18	95.063		4.94	1/28/2010
1.00	1.00	4202	20	203	11	Gold Mountain	868896	5020557	18	19	92.584		7.42	1/28/2010
1.00	1.00	4203	20	203	12	Black Tie	788970	5020558	18	20	95.131		4.87	1/28/2010
MD	0.05	10545	20	204	1	Wolf Run	1455737	5022378	19	6	92.510		7.49	7/25/2005	1417		92.51	92.51	92.51

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	BillAcep	Mod BA	Printer	Progr	Eprom	Par Sheet	SAS	Manufac	Model	Type	Arq	Cabinet	Game Type	Color	Top Award	Trans	Type Coin	Hopper
MD	0.05	10546	20	204	2	Davinci Diamonds	1455730	5022379	19	7	MEI	SC6602	NO	NO	GK001875		5.2	IGT	i-Game+	20L 5c	Video	Slant Top	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10547	20	204	3	Aztec Temple	1455734	5022380	19	8	MEI	SC6602	NO	NO	GK001402		5.2	IGT	i-Game+	25L 5c	Video	Slant Top	Juego simple	Negro	125,000	0.01	Bill/Ticket	0
MD	0.05	10548	20	204	4	Cats	1455729	5022381	19	9	MEI	SC6602	NO	NO	GK002910		5.2	IGT	i-Game+	30L 5c	Video	Slant Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10060	20	204	5	Turkey Shoot	1455733	5020654	19	10	MEI	SC6602	NO	NO	I0001487	SI	5.0	IGT	i-Game+	15L 5c	Video	Slant Top	Juego simple	Negro	125,000	0.01	Bill/Ticket	0
MD	0.05	10505	20	204	6	Rembrandt Riches	1455732	5022336	19	5	MEI	SC6602	NO	NO	GK002904		5.2	IGT	i-Game+	20L 5c	Video	Slant Top	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10506	20	204	7	Coyote Moon	1455728	5022337	19	4	MEI	SC6602	NO	NO	GK002779		5.2	IGT	i-Game+	40L 5c	Video	Slant Top	Juego simple	Negro	5,000	0.01	Bill/Ticket	0
MD	0.05	10507	20	204	8	Abracadabra	1455736	5022338	19	3	MEI	SC6602	NO	NO	GK002982		5.2	IGT	i-Game+	20L 5c	Video	Slant Top	Juego simple	Negro	15,000	0.01	Bill/Ticket	0
MD	0.05	10508	20	204	9	Festival Fantastico	1455731	5022339	19	2	MEI	SC6602	NO	NO	GK000223		5.2	IGT	i-Game+	25L 5c	Video	Slant Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10509	20	204	10	Ducks in a Row	1455735	5022340	19	1	MEI	SC6602	NO	NO	GK000247		5.2	IGT	i-Game+	30L 5c	Video	Slant Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
0.10	0.10	1108	20	205	1	Break the spell	11005467	5020109	52	7	JCM	WBA23	GEN-1	NO	B595-A-04-B-9201		5.2	Atronic	Cashline	9L 5c	Video	Up Right	Juego simple	Negro	25,000	0.10	Token 10c	200
0.10	0.10	1109	20	205	2	Sphinx ll	11005465	5020110	52	8	JCM	WBA23	GEN-1	NO	Q595-A-03-B-9216	Cover	5.2	Atronic	Cashline	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.10	Token 10c	200
0.10	0.10	1110	20	205	3	Sphinx ll	11017989	5020111	52	9	JCM	WBA23	GEN-1	NO	Q595-A-03-B-9216	Cover	5.2	Atronic	Cashline	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.10	Token 10c	200
0.10	0.10	1111	20	205	4	Sphinx ll	11017990	5020112	52	10	JCM	WBA23	GEN-1	NO	Q595-A-03-B-9216	Cover	5.2	Atronic	Cashline	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.10	Token 10c	200
0.10	0.10	1112	20	205	5	Sphinx ll	11017985	5020113	52	11	JCM	WBA23	GEN-1	NO	Q595-A-03-B-9216	Cover	5.2	Atronic	Cashline	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.10	Token 10c	200
0.10	0.10	1113	20	205	6	Sphinx ll	11017988	5020114	52	12	JCM	WBA23	GEN-1	NO	Q595-A-03-B-9216	Cover	5.2	Atronic	Cashline	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.10	Token 10c	200
0.10	0.10	1114	20	205	7	Desperado	11005466	5020115	52	13	JCM	WBA23	GEN-1	NO	W595-E-04-B-9204	SI	5.2	Atronic	Cashline	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.10	Token 10c	200
0.10	0.10	1115	20	205	8	Sphinx ll	11017986	5020116	52	14	JCM	WBA23	GEN-1	NO	Q595-A-03-B-9216	Cover	5.2	Atronic	Cashline	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.10	Token 10c	200
MD	0.05	10048	21	211	1	Wild Streak	W1046070	5022003	70	1	JCM	WBA23	NO	NO	V132-4-K-262		5.0	Williams	WMS 550	15L 10c	Video	Up Right	Juego simple	Negro	15,000	0.01	Token 25c	500
MD	0.05	10049	21	211	2	Money Groove	W1094392	5022004	70	2	JCM	WBA23	NO	NO	V139-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token 25c	500
MD	0.05	10050	21	211	3	Off the Chart	W1094682	5022005	70	3	JCM	WBA23	NO	NO	V133-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	10,000	0.01	Token 25c	500
MD	0.05	10051	21	211	4	Yukon Gold	W1096044	5022006	70	4	JCM	WBA23	NO	NO	V138-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	77,770	0.01	Token 25c	500
MD	0.05	10052	21	211	5	Cash Crop	W1093858	5022007	70	5	JCM	WBA23	NO	NO	V136-X-M-243	SI	5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token 25c	500
MD	0.05	10053	21	211	6	Filthy Rich	W1094832	5022008	70	6	JCM	WBA23	NO	NO	V109-4-K-268		5.0	Williams	WMS 550	5L 18c	Video	Up Right	Juego simple	Negro	45,000	0.01	Token 25c	500
MD	0.05	10054	21	211	7	Money to Burn	W1094856	5022009	70	7	JCM	WBA23	NO	NO	V130-X-M-244		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	77,770	0.01	Token 25c	500
MD	0.05	10305	21	211	8	X-Mars the Spot	W1094687	5022000	70	8	JCM	WBA23	NO	NO	I226-4-K-308AA		5.0	Williams	WMS 550	20L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token 25c	500
MD	0.05	10515	21	212	1	Dragon Gold	1174458	5021443	21	1	MEI	SC6602	GEN-1	NO	I0001167		5.2	IGT	i-Game+	15L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10516	21	212	2	Kenny Rogers	1174165	5021444	21	2	MEI	SC6602	GEN-1	NO	I0001354		5.2	IGT	i-Game+	15L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10517	21	212	3	Deep Pockets	1174472	5021445	21	3	MEI	SC6602	GEN-1	NO	I0001389		5.2	IGT	i-Game+	25L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10518	21	212	4	Jackpot Jungle	1174177	5021446	21	4	MEI	SC6602	GEN-1	NO	I0002046		5.2	IGT	i-Game+	20L 10c	Video	Slant Top	Juego simple	Negro	30,000	0.01	Bill/Ticket	0
MD	0.05	10519	21	212	5	Totally Puzzled	1174183	5021447	21	5	MEI	SC6602	GEN-1	NO	I0000727		5.2	IGT	i-Game+	20L 10c	Video	Slant Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.05	10520	21	212	6	Hexbreaker	1174473	5021448	21	6	MEI	SC6602	GEN-1	NO	I0000725	SI	5.2	IGT	i-Game+	13L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10521	21	212	7	Used Cars	1174176	5021449	21	7	MEI	SC6602	GEN-1	NO	I0001153		5.2	IGT	i-Game+	9L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10522	21	212	8	Dragon Gold	1174477	5021450	21	8	MEI	SC6602	GEN-1	NO	I0001167		5.2	IGT	i-Game+	15L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10523	21	212	9	Super Sally Shrimpmanía	1174456	5021451	21	9	JCM	WBA22	GEN-1	NO	I0001303	SI	5.2	IGT	i-Game+	15L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10524	21	212	10	Hoot Loot	1174178	5021452	21	10	JCM	WBA22	GEN-1	NO	I0001537	SI	5.2	IGT	i-Game+	20L 10c	Video	Slant Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.02	10379	21	213	1	Solstice Gold	7307	5022125	52	1	MEI	SC6602	GEN-1	NO	SOGAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	80,000	0.01	Bill/Ticket	0
MD	0.02	10380	21	213	2	Inspector Winmore	7310	5022126	52	2	MEI	SC6602	GEN-1	NO	INWAM55US		5.2	Konami	Herculite	10L 10c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10381	21	213	3	Coinopolis	7312	5022127	52	3	MEI	SC6602	GEN-1	NO	COIAM57US		5.2	Konami	Herculite	10L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.02	10382	21	213	4	Solstice Gold	6561	5022128	52	4	MEI	SC6602	GEN-1	NO	SOGAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	80,000	0.01	Bill/Ticket	0
MD	0.02	10383	21	213	5	Lucky Leo	7300	5022129	52	5	MEI	SC6602	GEN-1	NO	LULAM55US		5.2	Konami	Herculite	10L 20c	Video	Up Right	Juego simple	Negro	80,000	0.01	Bill/Ticket	0
MD	0.02	10384	21	213	6	Ghastly Gold	7311	5022130	52	6	MEI	SC6602	GEN-1	NO	GHGAM59US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
0.25	0.25	3334	22	221	1	White Stars	1405763	5021753	22	1	MEI	SC6602	NO	NO	LS014018		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	15,000	0.25	Token 25c	250
0.25	0.25	3335	22	221	2	12 Times Pay	1406632	5021754	22	2	MEI	SC6602	NO	NO	LS014327		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Negro	25,000	0.25	Token 25c	250
0.25	0.25	3336	22	221	3	Triple Double Wild Cherry	1321966	5021755	22	3	MEI	SC6602	NO	NO	LS019273		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	7,500	0.25	Token 25c	250
0.25	0.25	3337	22	221	4	Triple Double Strike	1405752	5021756	22	4	MEI	SC6602	NO	NO	LS017385		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	15,000	0.25	Token 25c	250
0.25	0.25	3338	22	221	5	Triple Double Diamond	1405399	5021757	22	5	MEI	SC6602	NO	NO	LS007703		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	4,000	0.25	Token 25c	250
0.25	0.25	3339	22	221	6	Double Diamond Deluxe	1405393	5021758	22	6	MEI	SC6602	NO	NO	LS004247		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3340	22	221	7	Double Diamond	1406640	5021759	22	7	MEI	SC6602	NO	NO	LS007252		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Negro	1,600	0.25	Token 25c	250
0.25	0.25	3341	22	221	8	Five Times Pay	1406652	5021760	22	8	MEI	SC6602	NO	NO	LS007271		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Negro	10,000	0.25	Token 25c	250
0.25	0.25	3342	22	221	9	Triple Double Stars	1405407	5021761	22	9	MEI	SC6602	NO	NO	LS015478		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	7,500	0.25	Token 25c	250
0.25	0.25	3343	22	221	10	Wild Cherry	1406620	5021762	22	10	MEI	SC6602	NO	NO	LS013619		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	10,000	0.25	Token 25c	250
0.25	0.25	3344	22	222	1	Ten Times Pay	1403303	5021791	77	1	MEI	SC6602	NO	NO	LS013173		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Negro	20,000	0.25	Token 25c	250
0.25	0.25	3345	22	222	2	Double Red White & Blue	1405886	5021792	77	2	MEI	SC6602	NO	NO	SS4713		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	10,000	0.25	Token 25c	250
0.25	0.25	3346	22	222	3	Triple Butterfly Sevens	1406633	5021793	77	3	MEI	SC6602	NO	NO	LS023106		5.2	IGT	S2000	9LRS	Reels	Up Right	Juego simple	Negro	10,000	0.25	Token 25c	250
0.25	0.25	3347	22	222	4	Double Double Diamond	1409026	5021794	77	4	MEI	SC6602	NO	NO	SS6208		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	8,000	0.25	Token 25c	250
0.25	0.25	3348	22	222	5	Dozens of Diamond	1407300	5021795	77	5	MEI	SC6602	NO	NO	SS8876		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Negro	25,000	0.25	Token 25c	250
0.25	0.25	3349	22	222	6	Red White & Blue	1405881	5021796	77	6	MEI	SC6602	NO	NO	LS003281		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	10,000	0.25	Token 25c	250
0.25	0.25	3350	22	222	7	Double Dollars	1405895	5021797	77	7	MEI	SC6602	NO	NO	SS3100		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	2,400	0.25	Token 25c	250
0.25	0.25	3351	22	222	8	Five Times Pay	1406642	5021798	77	8	MEI	SC6602	NO	NO	SS7723		5.2	IGT	S2000	5CMRS	Reels	Up Right	Juego simple	Negro	20,000	0.25	Token 25c	250
0.25	0.25	3352	22	222	9	Double Hot Peppers	1405905	5021799	77	9	MEI	SC6602	NO	NO	SS7257		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	0.25	Token 25c	250
0.25	0.25	3353	22	222	10	Ten Times Pay	1409037	5021800	77	10	MEI	SC6602	NO	NO	SS7851		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
MD	0.02	10355	22	223	1	Lucky Leo	7301	5022093	8	1	MEI	SC6602	GEN-1	NO	LULAM55US		5.0	Konami	Herculite	10L 20c	Video	Up Right	Juego simple	Negro	80,000	0.01	Bill/Ticket	0
MD	0.02	10356	22	223	2	White Russia	7305	5022094	8	2	MEI	SC6602	GEN-1	NO	WHRAM71US		5.0	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	10,000	0.01	Bill/Ticket	0
MD	0.02	10357	22	223	3	Cashlantis	7309	5022095	8	3	MEI	SC6602	GEN-1	NO	CASAM71US		5.0	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
MD	0.02	10358	22	223	4	Egyptian King	6555	5022096	8	4	MEI	SC6602	GEN-1	NO	EGKAM59US		5.0	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.02	10359	22	223	5	Mariachi Madness	6562	5022097	8	5	MEI	SC6602	GEN-1	NO	MAMAM58US		5.0	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.02	10360	22	223	6	King’s Leyend	7302	5022098	8	6	MEI	SC6602	GEN-1	NO	KILAM59US		5.0	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	7,500	0.01	Bill/Ticket	0
MD	0.02	10361	22	223	7	Lawmans Loot	7299	5022099	8	7	MEI	SC6602	GEN-1	NO	LALAM56US		5.0	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	60,000	0.01	Bill/Ticket	0
MD	0.02	10362	22	223	8	Magical Nights	6559	5022100	8	8	MEI	SC6602	GEN-1	NO	MANAM55US		5.0	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
MD	0.02	10363	22	223	9	Spice It Up	6557	5022101	8	9	MEI	SC6602	GEN-1	NO	SIUAM59US		5.0	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	10,000	0.01	Bill/Ticket	0
MD	0.02	10364	22	223	10	Solstice Gold	7308	5022102	8	10	MEI	SC6602	GEN-1	NO	SOGAM58US		5.0	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
0.05	0.05	2184	23	231	1	Double Diamond 2000	1175441	5021387	5	10	MEI	SC6607	GEN-1	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	80,000	0.05	Token 25c	500
0.05	0.05	2183	23	231	2	Tailgate Party	1174880	5021386	5	9	MEI	SC6607	GEN-1	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Token 25c	500
0.05	0.05	2182	23	231	3	My Rich Uncle	1174516	5021385	5	8	MEI	SC6607	GEN-1	NO	I0000574	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Token 25c	500
0.05	0.05	2181	23	231	4	Enchanted Unicorn	1174854	5021902	5	7	MEI	SC6607	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Token 25c	500
0.05	0.05	2180	23	231	5	Cleopatra	1175316	5021901	5	6	MEI	SC6607	GEN-1	NO	I0000647	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Token 25c	500
0.05	0.05	2179	23	231	6	Leopard Spots	1175466	5021382	5	5	MEI	SC6607	GEN-1	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Token 25c	500
0.05	0.05	2178	23	231	7	Elephant King	1175425	5021381	5	4	MEI	SC6607	GEN-1	NO	I0000519	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Token 25c	500
0.05	0.05	2177	23	231	8	Rich Girl	1174901	5021380	5	3	MEI	SC6607	GEN-1	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Token 25c	500
0.05	0.05	2176	23	231	9	Neon Nights	1174547	5021379	5	2	MEI	SC6607	GEN-1	NO	I0000657		5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Token 25c	500
0.05	0.05	2175	23	231	10	Catch a Wave	1175290	5021900	5	1	MEI	SC6607	GEN-1	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Token 25c	500
MD	0.05	10012	23	232	1	Yukon Gold	W1094686	5022027	25	1	JCM	WBA22	NO	NO	V138-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	77,770	0.01	Token $1	400
MD	0.05	10013	23	232	2	Reel Em ’In	W1094404	5022026	25	2	JCM	WBA22	NO	NO	V108-4-K-268		5.0	Williams	WMS 550	5L 9c	Video	Up Right	Juego simple	Negro	22,500	0.01	Token $1	400
MD	0.05	10014	23	232	3	Money Groove	W1094826	5022025	25	3	JCM	WBA22	NO	NO	V139-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token $1	400
MD	0.05	10015	23	232	4	Swingin’s in the Green	W1093846	5022024	25	4	JCM	WBA22	NO	NO	V131-4-K-258		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	100,000	0.01	Token $1	400
MD	0.05	10016	23	232	5	Jackpot Party	W1094412	5022023	25	5	JCM	WBA22	NO	NO	V121-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token $1	400
MD	0.05	10017	23	232	6	Cash Crop	W1093848	5022022	25	6	JCM	WBA22	NO	NO	V136-X-M-243	SI	5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token $1	400
MD	0.05	10018	23	232	7	Reel Em ’In	W1093885	5022033	25	7	JCM	WBA22	NO	NO	V108-4-K-268		5.0	Williams	WMS 550	5L 5c	Video	Up Right	Juego simple	Negro	22,500	0.01	Token $1	400
MD	0.05	10019	23	232	8	Swingin’s in the Green	W1094393	5022032	25	8	JCM	WBA22	NO	NO	V131-4-K-258		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	100,000	0.01	Token $1	400
MD	0.05	10020	23	232	9	Yukon Gold	W1094430	5022031	25	9	JCM	WBA22	NO	NO	V138-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	77,770	0.01	Token $1	400
MD	0.05	10021	23	232	10	Off the Chart	W1094862	5022030	25	10	JCM	WBA22	NO	NO	V133-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	10,000	0.01	Token $1	400
MD	0.05	10022	23	232	11	Cash Crop	W1094424	5022029	25	11	JCM	WBA22	NO	NO	V136-X-M-243	SI	5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token $1	400
MD	0.05	10023	23	232	12	Money Groove	W1094867	5022028	25	12	JCM	WBA22	NO	NO	V139-X-M-243		5.0	Williams	WMS 550	9L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Token $1	400
0.10	0.10	1060	23	233	1	Game King	1041050	5020722	2	1	JCM	WBA23	NO	NO	M0000435	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	4,000	0.10	Token 10c	200

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	PB%	%Pgr	Hold%	Alta Sist	Oblea	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5
MD	0.05	10546	20	204	2	Davinci Diamonds	1455730	5022379	19	7	92.500	7.50	7/25/2005	1418		92.50	92.50	92.50
MD	0.05	10547	20	204	3	Aztec Temple	1455734	5022380	19	8	92.520	7.48	7/25/2005	1419		92.52	92.52	92.52
MD	0.05	10548	20	204	4	Cats	1455729	5022381	19	9	91.550	8.45	7/25/2005	1420		91.55	91.55	91.55
MD	0.05	10060	20	204	5	Turkey Shoot	1455733	5020654	19	10	92.580	7.42	7/25/2005	1421		91.25	92.50	93.99
MD	0.05	10505	20	204	6	Rembrandt Riches	1455732	5022336	19	5	92.500	7.50	7/25/2005	1416		92.50	92.50	92.50
MD	0.05	10506	20	204	7	Coyote Moon	1455728	5022337	19	4	92.510	7.49	7/25/2005	1415		92.51	92.51	92.51
MD	0.05	10507	20	204	8	Abracadabra	1455736	5022338	19	3	91.520	8.48	7/25/2005	1414		91.52	91.52	91.52
MD	0.05	10508	20	204	9	Festival Fantastico	1455731	5022339	19	2	92.500	7.50	7/25/2005	1413		92.50	92.50	92.50
MD	0.05	10509	20	204	10	Ducks in a Row	1455735	5022340	19	1	92.500	7.50	7/25/2005	1412		92.50	92.50	92.50
0.10	0.10	1108	20	205	1	Break the spell	11005467	5020109	52	7	92.010	7.99	7/25/2005	2136
0.10	0.10	1109	20	205	2	Sphinx ll	11005465	5020110	52	8	93.100	6.90	7/25/2005	2137
0.10	0.10	1110	20	205	3	Sphinx ll	11017989	5020111	52	9	92.160	7.84	7/25/2005	2138
0.10	0.10	1111	20	205	4	Sphinx ll	11017990	5020112	52	10	92.160	7.84	7/25/2005	2139
0.10	0.10	1112	20	205	5	Sphinx ll	11017985	5020113	52	11	92.160	7.84	7/25/2005	2140
0.10	0.10	1113	20	205	6	Sphinx ll	11017988	5020114	52	12	92.160	7.84	7/25/2005	2141
0.10	0.10	1114	20	205	7	Desperado	11005466	5020115	52	13	92.040	7.96	7/25/2005	2142
0.10	0.10	1115	20	205	8	Sphinx ll	11017986	5020116	52	14	92.160	7.84	7/25/2005	2143
MD	0.05	10048	21	211	1	Wild Streak	W1046070	5022003	70	1	90.666	9.33	7/25/2005	1463		90.00	90.00	92.00
MD	0.05	10049	21	211	2	Money Groove	W1094392	5022004	70	2	90.666	9.33	7/25/2005	1464		90.00	90.00	92.00
MD	0.05	10050	21	211	3	Off the Chart	W1094682	5022005	70	3	90.666	9.33	7/25/2005	1465		90.00	90.00	92.00
MD	0.05	10051	21	211	4	Yukon Gold	W1096044	5022006	70	4	90.666	9.33	7/25/2005	1466		90.00	90.00	92.00
MD	0.05	10052	21	211	5	Cash Crop	W1093858	5022007	70	5	90.666	9.33	7/25/2005	1467		90.00	90.00	92.00
MD	0.05	10053	21	211	6	Filthy Rich	W1094832	5022008	70	6	90.666	9.33	7/25/2005	1468		90.00	90.00	92.00
MD	0.05	10054	21	211	7	Money to Burn	W1094856	5022009	70	7	90.666	9.33	7/25/2005	1469		90.00	90.00	92.00
MD	0.05	10305	21	211	8	X-Mars the Spot	W1094687	5022000	70	8	90.666	9.33	7/25/2005	1470		90.00	90.00	92.00
MD	0.05	10515	21	212	1	Dragon Gold	1174458	5021443	21	1	90.866	9.13	7/10/2007	1433		90.03	90.03	92.54
MD	0.05	10516	21	212	2	Kenny Rogers	1174165	5021444	21	2	90.816	9.18	7/10/2007	1434		89.97	89.97	92.51
MD	0.05	10517	21	212	3	Deep Pockets	1174472	5021445	21	3	90.860	9.14	7/10/2007	1435		90.03	90.03	92.52
MD	0.05	10518	21	212	4	Jackpot Jungle	1174177	5021446	21	4	94.010	5.99	7/10/2007	1436		94.01	94.01	94.01
MD	0.05	10519	21	212	5	Totally Puzzled	1174183	5021447	21	5	90.843	9.16	7/10/2007	1437		90.02	90.02	92.49
MD	0.05	10520	21	212	6	Hexbreaker	1174473	5021448	21	6	90.853	9.15	7/10/2007	1438		90.02	90.02	92.52
MD	0.05	10521	21	212	7	Used Cars	1174176	5021449	21	7	90.846	9.15	7/10/2007	1439		90.02	90.02	92.50
MD	0.05	10522	21	212	8	Dragon Gold	1174477	5021450	21	8	90.866	9.13	7/10/2007	1440		90.03	90.03	92.54
MD	0.05	10523	21	212	9	Super Sally Shrimpmanía	1174456	5021451	21	9	90.843	9.16	7/10/2007	1441		90.01	90.01	92.51
MD	0.05	10524	21	212	10	Hoot Loot	1174178	5021452	21	10	90.856	9.14	7/10/2007	1442		90.02	90.02	92.53
MD	0.02	10379	21	213	1	Solstice Gold	7307	5022125	52	1	89.410	10.59	10/27/2009	2130	88.05	90.09	90.09
MD	0.02	10380	21	213	2	Inspector Winmore	7310	5022126	52	2	89.140	10.86	10/27/2009	2131	87.34	90.04	90.04
MD	0.02	10381	21	213	3	Coinopolis	7312	5022127	52	3	89.743	10.26	10/27/2009	2132	88.89	90.17	90.17
MD	0.02	10382	21	213	4	Solstice Gold	6561	5022128	52	4	89.410	10.59	10/27/2009	2133	88.05	90.09	90.09
MD	0.02	10383	21	213	5	Lucky Leo	7300	5022129	52	5	89.356	10.64	10/27/2009	2134	88.03	90.02	90.02
MD	0.02	10384	21	213	6	Ghastly Gold	7311	5022130	52	6	89.423	10.58	10/27/2009	2135	88.09	90.09	90.09
0.25	0.25	3334	22	221	1	White Stars	1405763	5021753	22	1	92.510	7.49	2/9/2009	1443
0.25	0.25	3335	22	221	2	12 Times Pay	1406632	5021754	22	2	92.520	7.48	2/9/2009	1444
0.25	0.25	3336	22	221	3	Triple Double Wild Cherry	1321966	5021755	22	3	92.510	7.49	2/9/2009	1445
0.25	0.25	3337	22	221	4	Triple Double Strike	1405752	5021756	22	4	92.520	7.48	2/9/2009	1446
0.25	0.25	3338	22	221	5	Triple Double Diamond	1405399	5021757	22	5	92.580	7.42	2/9/2009	1447
0.25	0.25	3339	22	221	6	Double Diamond Deluxe	1405393	5021758	22	6	92.580	7.42	2/9/2009	1448
0.25	0.25	3340	22	221	7	Double Diamond	1406640	5021759	22	7	91.020	8.98	2/9/2009	1449
0.25	0.25	3341	22	221	8	Five Times Pay	1406652	5021760	22	8	91.000	9.00	2/9/2009	1450
0.25	0.25	3342	22	221	9	Triple Double Stars	1405407	5021761	22	9	91.010	8.99	2/9/2009	1451
0.25	0.25	3343	22	221	10	Wild Cherry	1406620	5021762	22	10	92.650	7.35	2/9/2009	1452
0.25	0.25	3344	22	222	1	Ten Times Pay	1403303	5021791	77	1	92.510	7.49	2/18/2009	1313
0.25	0.25	3345	22	222	2	Double Red White & Blue	1405886	5021792	77	2	87.550	12.45	2/18/2009	1314
0.25	0.25	3346	22	222	3	Triple Butterfly Sevens	1406633	5021793	77	3	92.510	7.49	2/18/2009	1315
0.25	0.25	3347	22	222	4	Double Double Diamond	1409026	5021794	77	4	87.520	12.48	2/18/2009	1316
0.25	0.25	3348	22	222	5	Dozens of Diamond	1407300	5021795	77	5	90.020	9.98	2/18/2009	1317
0.25	0.25	3349	22	222	6	Red White & Blue	1405881	5021796	77	6	92.470	7.53	2/18/2009	1318
0.25	0.25	3350	22	222	7	Double Dollars	1405895	5021797	77	7	94.879	5.12	2/18/2009	1319
0.25	0.25	3351	22	222	8	Five Times Pay	1406642	5021798	77	8	87.560	12.44	2/18/2009	1320
0.25	0.25	3352	22	222	9	Double Hot Peppers	1405905	5021799	77	9	90.950	9.05	2/18/2009	1321
0.25	0.25	3353	22	222	10	Ten Times Pay	1409037	5021800	77	10	87.510	12.49	2/18/2009	1322
MD	0.02	10355	22	223	1	Lucky Leo	7301	5022093	8	1	89.357	10.64	10/13/2009	1277	88.03	90.02	90.02
MD	0.02	10356	22	223	2	White Russia	7305	5022094	8	2	89.497	10.50	10/13/2009	1278	88.09	90.20	90.20
MD	0.02	10357	22	223	3	Cashlantis	7309	5022095	8	3	89.410	10.59	10/13/2009	1279	88.05	90.09	90.09
MD	0.02	10358	22	223	4	Egyptian King	6555	5022096	8	4	89.417	10.58	10/13/2009	1280	88.09	90.08	90.08
MD	0.02	10359	22	223	5	Mariachi Madness	6562	5022097	8	5	89.343	10.66	10/13/2009	1281	88.09	89.97	89.97
MD	0.02	10360	22	223	6	King’s Leyend	7302	5022098	8	6	89.567	10.43	10/13/2009	1282	88.52	90.09	90.09
MD	0.02	10361	22	223	7	Lawmans Loot	7299	5022099	8	7	89.460	10.54	10/13/2009	1283	88.06	90.16	90.16
MD	0.02	10362	22	223	8	Magical Nights	6559	5022100	8	8	89.420	10.58	10/13/2009	1284	88.02	90.12	90.12
MD	0.02	10363	22	223	9	Spice It Up	6557	5022101	8	9	90.680	9.32	10/13/2009	1285	88.04	92.00	92.00
MD	0.02	10364	22	223	10	Solstice Gold	7308	5022102	8	10	89.410	10.59	10/13/2009	1286	88.05	90.09	90.09
0.05	0.05	2184	23	231	1	Double Diamond 2000	1175441	5021387	5	10	90.020	9.98	6/20/2007	1248
0.05	0.05	2183	23	231	2	Tailgate Party	1174880	5021386	5	9	90.000	10.00	6/20/2007	1247
0.05	0.05	2182	23	231	3	My Rich Uncle	1174516	5021385	5	8	90.010	9.99	6/20/2007	1246
0.05	0.05	2181	23	231	4	Enchanted Unicorn	1174854	5021902	5	7	90.030	9.97	6/20/2007	1245
0.05	0.05	2180	23	231	5	Cleopatra	1175316	5021901	5	6	90.010	9.99	6/20/2007	1244
0.05	0.05	2179	23	231	6	Leopard Spots	1175466	5021382	5	5	90.030	9.97	6/20/2007	1243
0.05	0.05	2178	23	231	7	Elephant King	1175425	5021381	5	4	90.000	10.00	6/20/2007	1242
0.05	0.05	2177	23	231	8	Rich Girl	1174901	5021380	5	3	90.040	9.96	6/20/2007	1241
0.05	0.05	2176	23	231	9	Neon Nights	1174547	5021379	5	2	90.010	9.99	6/20/2007	1240
0.05	0.05	2175	23	231	10	Catch a Wave	1175290	5021900	5	1	90.020	9.98	6/20/2007	1239
MD	0.05	10012	23	232	1	Yukon Gold	W1094686	5022027	25	1	90.666	9.33	7/25/2005	2081		90.00	90.00	92.00
MD	0.05	10013	23	232	2	Reel Em ’In	W1094404	5022026	25	2	90.666	9.33	7/25/2005	2082		90.00	90.00	92.00
MD	0.05	10014	23	232	3	Money Groove	W1094826	5022025	25	3	90.666	9.33	7/25/2005	2083		90.00	90.00	92.00
MD	0.05	10015	23	232	4	Swingin’s in the Green	W1093846	5022024	25	4	90.666	9.33	7/25/2005	2084		90.00	90.00	92.00
MD	0.05	10016	23	232	5	Jackpot Party	W1094412	5022023	25	5	90.666	9.33	7/25/2005	2085		90.00	90.00	92.00
MD	0.05	10017	23	232	6	Cash Crop	W1093848	5022022	25	6	90.666	9.33	7/25/2005	2086		90.00	90.00	92.00
MD	0.05	10018	23	232	7	Reel Em ’In	W1093885	5022033	25	7	90.666	9.33	7/25/2005	2075		90.00	90.00	92.00
MD	0.05	10019	23	232	8	Swingin’s in the Green	W1094393	5022032	25	8	90.666	9.33	7/25/2005	2076		90.00	90.00	92.00
MD	0.05	10020	23	232	9	Yukon Gold	W1094430	5022031	25	9	90.666	9.33	7/25/2005	2077		90.00	90.00	92.00
MD	0.05	10021	23	232	10	Off the Chart	W1094862	5022030	25	10	90.666	9.33	7/25/2005	2078		90.00	90.00	92.00
MD	0.05	10022	23	232	11	Cash Crop	W1094424	5022029	25	11	90.666	9.33	7/25/2005	2079		90.00	90.00	92.00
MD	0.05	10023	23	232	12	Money Groove	W1094867	5022028	25	12	90.666	9.33	7/25/2005	2080		90.00	90.00	92.00
0.10	0.10	1060	23	233	1	Game King	1041050	5020722	2	1	95.497	4.50	7/25/2005	1180	96.80	96.80	97.10	94.98	94.98	94.98	94.98	94.98	94.97	94.99	94.91

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	BillAcep	Mod BA	Printer	Progr	Eprom	Par Sheet	SAS	Manufac	Model	Type	Arq	Cabinet	Game Type	Color	Top Award	Trans	Type Coin	Hopper
0.10	0.10	1061	23	233	2	Game King	1041051	5020723	2	2	JCM	WBA23	NO	NO	M0000435	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	4,000	0.10	Token 10c	200
0.10	0.10	1062	23	233	3	Game King	1041052	5020724	2	3	JCM	WBA23	NO	NO	M0000435	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	4,000	0.10	Token 10c	200
0.10	0.10	1063	23	233	4	Game King	1041053	5020725	2	4	JCM	WBA23	NO	NO	M0000435	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	4,000	0.10	Token 10c	200
0.10	0.10	1064	23	233	5	Triple Five Play Draw Poker	893798	5020726	2	5	JCM	WBA23	NO	NO	M0000561	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	31,250	0.10	Token 10c	200
0.10	0.10	1167	23	233	6	Game King	1112692	5021837	2	6	JCM	WBA22	GEN-1	NO	M0000435	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	4,000	0.10	Token 10c	200
0.10	0.10	1168	23	233	7	Game King	1112683	5021838	2	7	JCM	WBA22	GEN-1	NO	M0000435	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	4,000	0.10	Token 10c	200
0.10	0.10	1169	23	233	8	Game King	1141909	5021839	2	8	JCM	WBA23	NO	NO	M0000435	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	4,000	0.10	Token 10c	200
0.10	0.10	1170	23	233	9	Game King	1141619	5021840	2	9	JCM	WBA23	NO	NO	M0000435	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	4,000	0.10	Token 10c	200
0.10	0.10	1171	23	233	10	Game King	1142107	5021841	2	10	JCM	WBA23	NO	NO	M0000435	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	4,000	0.10	Token 10c	200
0.10	0.10	1172	23	233	11	Game King	1142122	5021842	2	11	JCM	WBA23	NO	NO	M0000435	SI	5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	4,000	0.10	Token 10c	200
MD	0.10	10228	23	234	1	Game King	1135525	5021429	78	1	JCM	WBA22	GEN-1	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Token 25c	250
MD	0.10	10229	23	234	2	Game King	1135575	5021428	78	2	JCM	WBA22	GEN-1	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Token 25c	250
MD	0.10	10230	23	234	3	Game King	1135524	5021427	78	3	JCM	WBA22	GEN-1	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Token 25c	250
MD	0.10	10231	23	234	4	Game King	1135588	5021426	78	4	JCM	WBA22	GEN-1	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Token 25c	250
MD	0.10	10232	23	234	5	Game King	1135569	5021425	78	5	JCM	WBA22	GEN-1	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Token 25c	250
MD	0.10	10233	23	234	6	Game King	1135519	5021424	78	6	JCM	WBA22	GEN-1	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Token 25c	250
MD	0.10	10234	23	234	7	Game King	1135579	5021423	78	7	JCM	WBA22	GEN-1	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Token 25c	250
MD	0.10	10235	23	234	8	Game King	1135522	5021422	78	8	JCM	WBA22	GEN-1	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Token 25c	250
MD	0.10	10236	23	234	9	Game King	1135576	5021421	78	9	JCM	WBA22	GEN-1	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Token 25c	250
MD	0.10	10237	23	234	10	Game King	1135587	5021420	78	10	JCM	WBA22	GEN-1	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Token 25c	250
MD	0.05	10525	31	311	1	Jackpot Jewels	1174167	5021531	23	1	MEI	SC6602	GEN-1	NO	I0001145		5.0	IGT	i-Game+	15L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10526	31	311	2	Sea Monkey	1174173	5021532	23	2	MEI	SC6602	GEN-1	NO	I0000998	SI	5.2	IGT	i-Game+	20L 10c	Video	Slant Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10527	31	311	3	Snow Globes	1174469	5021533	23	3	MEI	SC6602	GEN-1	NO	I0001299		5.0	IGT	i-Game+	20L 10c	Video	Slant Top	Juego simple	Negro	500,000	0.01	Bill/Ticket	0
MD	0.05	10528	31	311	4	Totally Puzzled	1174161	5021534	23	4	MEI	SC6602	GEN-1	NO	I0000727		5.2	IGT	i-Game+	20L 10c	Video	Slant Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.05	10529	31	311	5	Stinkin’ Rich	1174455	5021903	23	5	MEI	SC6602	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10530	31	311	6	Jackpot Jungle	1174163	5021536	23	6	MEI	SC6602	GEN-1	NO	I0002046		5.0	IGT	i-Game+	20L 10c	Video	Slant Top	Juego simple	Negro	30,000	0.01	Bill/Ticket	0
MD	0.05	10531	31	311	7	Dragon Gold	1174180	5021904	23	7	MEI	SC6602	GEN-1	NO	I0001167		5.2	IGT	i-Game+	15L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10532	31	311	8	Totally Puzzled	1174168	5021538	23	8	MEI	SC6602	GEN-1	NO	I0000727		5.2	IGT	i-Game+	20L 10c	Video	Slant Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.05	10533	31	311	9	Kenny Rogers	1174466	5021905	23	9	MEI	SC6602	GEN-1	NO	I0001354		5.0	IGT	i-Game+	15L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10534	31	311	10	Deep Pockets	1174471	5021540	23	10	MEI	SC6602	GEN-1	NO	I0001389		5.2	IGT	i-Game+	25L 10c	Video	Slant Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10510	31	312	1	Enchanted Unicorn	1174462	5022341	36	1	MEI	SC6602	GEN-1	NO	I0000976	SI	5.2	IGT	i-Game+	20L 5c	Video	Slant Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.05	10511	31	312	2	Lucky Larry Lobstermania	1174478	5022342	36	2	MEI	SC6602	GEN-1	NO	I0000974	SI	5.2	IGT	i-Game+	15L 5c	Video	Slant Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10512	31	312	3	Phone Tag	1174164	5022343	36	3	MEI	SC6602	GEN-1	NO	I0000907	Cover	5.2	IGT	i-Game+	15L 5c	Video	Slant Top	Juego simple	Negro	75,000	0.01	Bill/Ticket	0
MD	0.05	10513	31	312	4	Turkey Shoot	1174464	5022344	36	4	MEI	SC6602	GEN-1	NO	I0001487	SI	5.2	IGT	i-Game+	15L 5c	Video	Slant Top	Juego simple	Negro	125,000	0.01	Bill/Ticket	0
MD	0.05	10514	31	312	5	Cleopatra	1174470	5022345	36	5	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 5c	Video	Slant Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10549	31	312	6	Enchanted Unicorn	1174162	5022382	36	6	MEI	SC6602	GEN-1	NO	I0000976	SI	5.0	IGT	i-Game+	20L 5c	Video	Slant Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.05	10550	31	312	7	Phone Tag	1174174	5022383	36	7	MEI	SC6602	GEN-1	NO	I0000907	Cover	5.0	IGT	i-Game+	15L 5c	Video	Slant Top	Juego simple	Negro	75,000	0.01	Bill/Ticket	0
MD	0.05	10551	31	312	8	Cleopatra	1174460	5022384	36	8	MEI	SC6602	GEN-1	NO	I0001191	SI	5.0	IGT	i-Game+	20L 5c	Video	Slant Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10552	31	312	9	Lucky Larry Lobstermania	1174454	5022385	36	9	JCM	WBA22	GEN-1	NO	I0000974	SI	5.0	IGT	i-Game+	15L 5c	Video	Slant Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
0.05	0.05	2273	31	312	10	Tailgate Party	1174185	5021550	36	10	JCM	WBA22	GEN-1	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Slant Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.25	0.25	3112	32	321	1	Double Diamond	346334	5020927	9	1	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3113	32	321	2	Gold Mountain	346390	5020928	9	2	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3114	32	321	3	Double Diamond	344063	5020929	9	3	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3115	32	321	4	Gold Mountain	450723	5020930	9	4	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3116	32	321	5	Double Diamond	449477	5020931	9	5	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3117	32	321	6	Double Diamond	879976	5020932	9	6	JCM	WBA22	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3118	32	321	7	Gold Mountain	450744	5020933	9	7	JCM	WBA22	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3119	32	321	8	Double Diamond	451487	5020934	9	8	JCM	WBA22	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3120	32	321	9	Gold Mountain	344058	5020935	9	9	JCM	WBA22	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3121	32	321	10	Double Diamond	346358	5020936	9	10	JCM	WBA22	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3094	32	322	1	Gold Mountain	344028	5020909	10	1	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3095	32	322	2	Double Diamond	347448	5020910	10	2	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3096	32	322	3	Gold Mountain	360321	5020911	10	3	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3097	32	322	4	Double Diamond	344011	5020912	10	4	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3098	32	322	5	Gold Mountain	347408	5020913	10	5	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3099	32	322	6	Double Diamond	347380	5020914	10	6	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3100	32	322	7	Gold Mountain	346350	5020915	10	7	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3101	32	322	8	Double Diamond	347397	5020916	10	8	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3102	32	322	9	Gold Mountain	360237	5020917	10	9	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3103	32	322	10	Double Diamond	347423	5020918	10	10	JCM	WBA23	NO	SI	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3364	32	323	1	Double Diamond	346347	5021988	14	1	JCM	WBA23	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3365	32	323	2	Gold Mountain	451480	5021989	14	2	JCM	WBA23	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3366	32	323	3	Double Diamond	360669	5021990	14	3	JCM	WBA23	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3367	32	323	4	Gold Mountain	346423	5021991	14	4	JCM	WBA23	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3368	32	323	5	Double Diamond	347407	5021992	14	5	JCM	WBA23	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3369	32	323	6	Gold Mountain	346430	5021993	14	6	JCM	WBA23	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3370	32	323	7	Gold Mountain	452311	5021994	14	7	JCM	WBA22	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3371	32	323	8	Double Diamond	344069	5021995	14	8	JCM	WBA22	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3372	32	323	9	Gold Mountain	451592	5021996	14	9	JCM	WBA22	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3373	32	323	10	Double Diamond	360240	5021997	14	10	JCM	WBA22	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3374	32	323	11	Gold Mountain	347387	5021998	14	11	JCM	WBA22	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3375	32	323	12	Double Diamond	346348	5021999	14	12	JCM	WBA22	NO	NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	2,500	0.25	Token 25c	250
0.25	0.25	3316	32	324	1	Sugar Spice	1018722	5021590	15	12	MEI	SC6602	GEN-1	NO	SS4938		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	10,000	0.25	Bill/Ticket	0
0.25	0.25	3315	32	324	2	Triple Wild	1018711	5021589	15	11	MEI	SC6602	GEN-1	NO	SS6298		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	7,500	0.25	Bill/Ticket	0
0.25	0.25	3314	32	324	3	Double Wild Cherry	1018720	5021588	15	10	MEI	SC6602	GEN-1	NO	SS4332		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	10,000	0.25	Bill/Ticket	0
0.25	0.25	3313	32	324	4	Purple Passion	1018716	5021587	15	9	MEI	SC6602	GEN-1	NO	SS3633		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	2,500	0.25	Bill/Ticket	0
0.25	0.25	3312	32	324	5	Double Five Times Pay	1018739	5021586	15	8	MEI	SC6602	GEN-1	NO	SS8580		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	15,000	0.25	Bill/Ticket	0
0.25	0.25	3311	32	324	6	Triple Bonanza	1018725	5021585	15	7	MEI	SC6602	GEN-1	NO	SS6298		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	7,500	0.25	Bill/Ticket	0
0.25	0.25	3310	32	324	7	Triple Wild	1018719	5021584	15	6	MEI	SC6602	GEN-1	NO	SS6298		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	7,500	0.25	Bill/Ticket	0
0.25	0.25	3309	32	324	8	Purple Passion	1018728	5021583	15	5	MEI	SC6602	GEN-1	NO	SB100053	SI	5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	1,600	0.25	Bill/Ticket	0
0.25	0.25	3308	32	324	9	Triple Double Diamond	1018741	5021582	15	4	MEI	SC6602	GEN-1	NO	SS7696	SI	5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	2,500	0.25	Bill/Ticket	0
0.25	0.25	3307	32	324	10	Louisiana Louie	1018714	5021581	15	3	MEI	SC6602	GEN-1	NO	SS4652		5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	1,600	0.25	Bill/Ticket	0
0.25	0.25	3306	32	324	11	Purple Passion	1018729	5021580	15	2	MEI	SC6602	GEN-1	NO	SB100053	SI	5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	1,600	0.25	Bill/Ticket	0
0.25	0.25	3305	32	324	12	Wild Cherry	1018734	5021579	15	1	MEI	SC6602	GEN-1	NO	LS013620		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	10,000	0.25	Bill/Ticket	0
MD	0.02	10418	32	325	1	Cleopatra	1131268	5022170	24	1	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10419	32	325	2	Cleopatra	1112694	5022171	24	2	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10420	32	325	3	Cleopatra	1112684	5022172	24	3	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10421	32	325	4	Cleopatra	1112687	5022173	24	4	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10422	32	325	5	Cleopatra	1112691	5022174	24	5	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10423	32	325	6	Cleopatra	1112688	5022175	24	6	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10424	32	325	7	Cleopatra	1112685	5022176	24	7	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10425	32	325	8	Cleopatra	1112693	5022177	24	8	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10426	32	325	9	Cleopatra	1112686	5022178	24	9	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10427	32	325	10	Cleopatra	1131269	5022179	24	10	MEI	SC6602	GEN-1	NO	I0001191	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	PB%	%Pgr	Hold%	Alta Sist	Oblea	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5
0.10	0.10	1061	23	233	2	Game King	1041051	5020723	2	2	95.497		4.50	7/25/2005	1181	96.80	96.80	97.10	94.98	94.98	94.98	94.98	94.98	94.97	94.99	94.91
0.10	0.10	1062	23	233	3	Game King	1041052	5020724	2	3	95.497		4.50	7/25/2005	1182	96.80	96.80	97.10	94.98	94.98	94.98	94.98	94.98	94.97	94.99	94.91
0.10	0.10	1063	23	233	4	Game King	1041053	5020725	2	4	95.497		4.50	7/25/2005	1183	96.80	96.80	97.10	94.98	94.98	94.98	94.98	94.98	94.97	94.99	94.91
0.10	0.10	1064	23	233	5	Triple Five Play Draw Poker	893798	5020726	2	5	96.725		3.28	7/25/2005	1184	97.30	96.90	96.80	96.80	96.70	96.10	96.40	96.80
0.10	0.10	1167	23	233	6	Game King	1112692	5021837	2	6	95.497		4.50	6/20/2007	1185	96.80	96.80	97.10	94.98	94.98	94.98	94.98	94.98	94.97	94.99	94.91
0.10	0.10	1168	23	233	7	Game King	1112683	5021838	2	7	95.497		4.50	6/20/2007	1186	96.80	96.80	97.10	94.98	94.98	94.98	94.98	94.98	94.97	94.99	94.91
0.10	0.10	1169	23	233	8	Game King	1141909	5021839	2	8	95.497		4.50	7/25/2005	1187	96.80	96.80	97.10	94.98	94.98	94.98	94.98	94.98	94.97	94.99	94.91
0.10	0.10	1170	23	233	9	Game King	1141619	5021840	2	9	95.497		4.50	7/25/2005	1188	96.80	96.80	97.10	94.98	94.98	94.98	94.98	94.98	94.97	94.99	94.91
0.10	0.10	1171	23	233	10	Game King	1142107	5021841	2	10	95.497		4.50	7/25/2005	1189	96.80	96.80	97.10	94.98	94.98	94.98	94.98	94.98	94.97	94.99	94.91
0.10	0.10	1172	23	233	11	Game King	1142122	5021842	2	11	95.497		4.50	7/25/2005	1190	96.80	96.80	97.10	94.98	94.98	94.98	94.98	94.98	94.97	94.99	94.91
MD	0.10	10228	23	234	1	Game King	1135525	5021429	78	1	94.290		5.71	7/5/2007	1191	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10229	23	234	2	Game King	1135575	5021428	78	2	94.290		5.71	7/5/2007	1192	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10230	23	234	3	Game King	1135524	5021427	78	3	94.290		5.71	7/5/2007	1193	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10231	23	234	4	Game King	1135588	5021426	78	4	94.290		5.71	7/5/2007	1194	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10232	23	234	5	Game King	1135569	5021425	78	5	94.290		5.71	7/5/2007	1195	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10233	23	234	6	Game King	1135519	5021424	78	6	94.290		5.71	7/5/2007	1196	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10234	23	234	7	Game King	1135579	5021423	78	7	94.290		5.71	7/5/2007	1197	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10235	23	234	8	Game King	1135522	5021422	78	8	94.290		5.71	7/5/2007	1198	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10236	23	234	9	Game King	1135576	5021421	78	9	94.290		5.71	7/5/2007	1199	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10237	23	234	10	Game King	1135587	5021420	78	10	94.290		5.71	7/5/2007	1200	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.05	10525	31	311	1	Jackpot Jewels	1174167	5021531	23	1	90.843		9.16	8/9/2007	1453		90.01	90.01	92.51
MD	0.05	10526	31	311	2	Sea Monkey	1174173	5021532	23	2	90.840		9.16	8/9/2007	1454		90.01	90.01	92.50
MD	0.05	10527	31	311	3	Snow Globes	1174469	5021533	23	3	90.833		9.17	8/9/2007	1455		90.00	90.00	92.50
MD	0.05	10528	31	311	4	Totally Puzzled	1174161	5021534	23	4	90.843		9.16	8/9/2007	1456		90.02	90.02	92.49
MD	0.05	10529	31	311	5	Stinkin’ Rich	1174455	5021903	23	5	92.530		7.47	8/9/2007	1457		92.53	92.53	92.53
MD	0.05	10530	31	311	6	Jackpot Jungle	1174163	5021536	23	6	94.010		5.99	8/9/2007	1458		94.01	94.01	94.01
MD	0.05	10531	31	311	7	Dragon Gold	1174180	5021904	23	7	90.866		9.13	8/9/2007	1459		90.03	90.03	92.54
MD	0.05	10532	31	311	8	Totally Puzzled	1174168	5021538	23	8	90.843		9.16	8/9/2007	1460		90.02	90.02	92.49
MD	0.05	10533	31	311	9	Kenny Rogers	1174466	5021905	23	9	90.816		9.18	8/9/2007	1461		89.97	89.97	92.51
MD	0.05	10534	31	311	10	Deep Pockets	1174471	5021540	23	10	90.860		9.14	8/9/2007	1462		90.03	90.03	92.52
MD	0.05	10510	31	312	1	Enchanted Unicorn	1174462	5022341	36	1	90.853		9.15	8/9/2007	1910		90.03	90.03	92.50
MD	0.05	10511	31	312	2	Lucky Larry Lobstermania	1174478	5022342	36	2	90.836		9.16	8/9/2007	1911		90.00	90.00	92.51
MD	0.05	10512	31	312	3	Phone Tag	1174164	5022343	36	3	90.866		9.13	8/9/2007	1912		90.05	90.05	92.50
MD	0.05	10513	31	312	4	Turkey Shoot	1174464	5022344	36	4	90.836		9.16	8/9/2007	1913		90.00	90.00	92.51
MD	0.05	10514	31	312	5	Cleopatra	1174470	5022345	36	5	90.830		9.17	8/9/2007	1914		90.01	90.01	92.47
MD	0.05	10549	31	312	6	Enchanted Unicorn	1174162	5022382	36	6	92.500		7.50	8/9/2007	1915		92.50	92.50	92.50
MD	0.05	10550	31	312	7	Phone Tag	1174174	5022383	36	7	92.500		7.50	8/9/2007	1916		92.50	92.50	92.50
MD	0.05	10551	31	312	8	Cleopatra	1174460	5022384	36	8	92.470		7.53	8/9/2007	1917		92.47	92.47	92.47
MD	0.05	10552	31	312	9	Lucky Larry Lobstermania	1174454	5022385	36	9	92.510		7.49	8/9/2007	1918		92.51	92.51	92.51
0.05	0.05	2273	31	312	10	Tailgate Party	1174185	5021550	36	10	90.000		10.00	8/9/2007	1919
0.25	0.25	3112	32	321	1	Double Diamond	346334	5020927	9	1	92.580	1.25	6.17	7/25/2005	1287
0.25	0.25	3113	32	321	2	Gold Mountain	346390	5020928	9	2	92.580	1.25	6.17	7/25/2005	1288
0.25	0.25	3114	32	321	3	Double Diamond	344063	5020929	9	3	92.580	1.25	6.17	7/25/2005	1289
0.25	0.25	3115	32	321	4	Gold Mountain	450723	5020930	9	4	92.580	1.25	6.17	7/25/2005	1290
0.25	0.25	3116	32	321	5	Double Diamond	449477	5020931	9	5	92.580	1.25	6.17	7/25/2005	1291
0.25	0.25	3117	32	321	6	Double Diamond	879976	5020932	9	6	92.580	1.25	6.17	7/25/2005	1292
0.25	0.25	3118	32	321	7	Gold Mountain	450744	5020933	9	7	92.580	1.25	6.17	7/25/2005	1293
0.25	0.25	3119	32	321	8	Double Diamond	451487	5020934	9	8	92.580	1.25	6.17	7/25/2005	1294
0.25	0.25	3120	32	321	9	Gold Mountain	344058	5020935	9	9	92.580	1.25	6.17	7/25/2005	1295
0.25	0.25	3121	32	321	10	Double Diamond	346358	5020936	9	10	92.580	1.25	6.17	7/25/2005	1296
0.25	0.25	3094	32	322	1	Gold Mountain	344028	5020909	10	1	92.580	1.25	6.17	7/25/2005	1298
0.25	0.25	3095	32	322	2	Double Diamond	347448	5020910	10	2	92.580	1.25	6.17	7/25/2005	1299
0.25	0.25	3096	32	322	3	Gold Mountain	360321	5020911	10	3	92.580	1.25	6.17	7/25/2005	1300
0.25	0.25	3097	32	322	4	Double Diamond	344011	5020912	10	4	92.580	1.25	6.17	7/25/2005	1301
0.25	0.25	3098	32	322	5	Gold Mountain	347408	5020913	10	5	92.580	1.25	6.17	7/25/2005	1302
0.25	0.25	3099	32	322	6	Double Diamond	347380	5020914	10	6	92.580	1.25	6.17	7/25/2005	1303
0.25	0.25	3100	32	322	7	Gold Mountain	346350	5020915	10	7	92.580	1.25	6.17	7/25/2005	1304
0.25	0.25	3101	32	322	8	Double Diamond	347397	5020916	10	8	92.580	1.25	6.17	7/25/2005	1305
0.25	0.25	3102	32	322	9	Gold Mountain	360237	5020917	10	9	92.580	1.25	6.17	7/25/2005	1306
0.25	0.25	3103	32	322	10	Double Diamond	347423	5020918	10	10	92.580	1.25	6.17	7/25/2005	1307
0.25	0.25	3364	32	323	1	Double Diamond	346347	5021988	14	1	92.580	1.25	6.17	7/25/2005	1323
0.25	0.25	3365	32	323	2	Gold Mountain	451480	5021989	14	2	92.580	1.25	6.17	7/25/2005	1324
0.25	0.25	3366	32	323	3	Double Diamond	360669	5021990	14	3	92.580	1.25	6.17	7/25/2005	1325
0.25	0.25	3367	32	323	4	Gold Mountain	346423	5021991	14	4	92.580	1.25	6.17	7/25/2005	1326
0.25	0.25	3368	32	323	5	Double Diamond	347407	5021992	14	5	92.580	1.25	6.17	7/25/2005	1327
0.25	0.25	3369	32	323	6	Gold Mountain	346430	5021993	14	6	92.580	1.25	6.17	7/25/2005	1328
0.25	0.25	3370	32	323	7	Gold Mountain	452311	5021994	14	7	92.580	1.25	6.17	7/25/2005	1329
0.25	0.25	3371	32	323	8	Double Diamond	344069	5021995	14	8	92.580	1.25	6.17	7/25/2005	1330
0.25	0.25	3372	32	323	9	Gold Mountain	451592	5021996	14	9	92.580	1.25	6.17	7/25/2005	1331
0.25	0.25	3373	32	323	10	Double Diamond	360240	5021997	14	10	92.580	1.25	6.17	7/25/2005	1332
0.25	0.25	3374	32	323	11	Gold Mountain	347387	5021998	14	11	92.580	1.25	6.17	7/25/2005	1333
0.25	0.25	3375	32	323	12	Double Diamond	346348	5021999	14	12	92.580	1.25	6.17	7/25/2005	1334
0.25	0.25	3316	32	324	1	Sugar Spice	1018722	5021590	15	12	87.530		12.47	9/19/2007	1346
0.25	0.25	3315	32	324	2	Triple Wild	1018711	5021589	15	11	90.010		9.99	9/19/2007	1345
0.25	0.25	3314	32	324	3	Double Wild Cherry	1018720	5021588	15	10	87.620		12.38	9/19/2007	1344
0.25	0.25	3313	32	324	4	Purple Passion	1018716	5021587	15	9	87.550		12.45	9/19/2007	1343
0.25	0.25	3312	32	324	5	Double Five Times Pay	1018739	5021586	15	8	87.480		12.52	9/19/2007	1342
0.25	0.25	3311	32	324	6	Triple Bonanza	1018725	5021585	15	7	90.010		9.99	9/19/2007	1341
0.25	0.25	3310	32	324	7	Triple Wild	1018719	5021584	15	6	90.010		9.99	9/19/2007	1340
0.25	0.25	3309	32	324	8	Purple Passion	1018728	5021583	15	5	92.510		7.49	9/19/2007	1339
0.25	0.25	3308	32	324	9	Triple Double Diamond	1018741	5021582	15	4	92.492		7.51	9/19/2007	1338
0.25	0.25	3307	32	324	10	Louisiana Louie	1018714	5021581	15	3	90.032		9.97	9/19/2007	1337
0.25	0.25	3306	32	324	11	Purple Passion	1018729	5021580	15	2	91.020		8.98	9/19/2007	1336
0.25	0.25	3305	32	324	12	Wild Cherry	1018734	5021579	15	1	90.180		9.82	9/19/2007	1335
MD	0.02	10418	32	325	1	Cleopatra	1131268	5022170	24	1	90.010		9.99	9/12/2007	1267	90.01	90.01	90.01
MD	0.02	10419	32	325	2	Cleopatra	1112694	5022171	24	2	90.010		9.99	9/12/2007	1268	90.01	90.01	90.01
MD	0.02	10420	32	325	3	Cleopatra	1112684	5022172	24	3	90.010		9.99	9/12/2007	1269	90.01	90.01	90.01
MD	0.02	10421	32	325	4	Cleopatra	1112687	5022173	24	4	90.010		9.99	9/12/2007	1270	90.01	90.01	90.01
MD	0.02	10422	32	325	5	Cleopatra	1112691	5022174	24	5	90.010		9.99	9/12/2007	1271	90.01	90.01	90.01
MD	0.02	10423	32	325	6	Cleopatra	1112688	5022175	24	6	90.010		9.99	9/12/2007	1272	90.01	90.01	90.01
MD	0.02	10424	32	325	7	Cleopatra	1112685	5022176	24	7	90.010		9.99	9/12/2007	1273	90.01	90.01	90.01
MD	0.02	10425	32	325	8	Cleopatra	1112693	5022177	24	8	90.010		9.99	9/12/2007	1274	90.01	90.01	90.01
MD	0.02	10426	32	325	9	Cleopatra	1112686	5022178	24	9	90.010		9.99	9/12/2007	1275	90.01	90.01	90.01
MD	0.02	10427	32	325	10	Cleopatra	1131269	5022179	24	10	90.010		9.99	9/12/2007	1276	90.01	90.01	90.01

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	BillAcep	Mod BA	Printer	Progr	Eprom	Par Sheet	SAS	Manufac	Model	Type	Arq	Cabinet	Game Type	Color	Top Award	Trans	Type Coin	Hopper
0.25	0.25	3294	32	326	1	Louisiana Louie	1018705	5021568	6	10	MEI	SC6602	GEN-1	NO	SS4652		5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	1,600	0.25	Bill/Ticket	0
0.25	0.25	3293	32	326	2	Double Five Times pay	1018738	5021567	6	9	MEI	SC6602	GEN-1	NO	SS8580		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	15,000	0.25	Bill/Ticket	0
0.25	0.25	3292	32	326	3	Double Wild Cherry	1018736	5021566	6	8	MEI	SC6602	GEN-1	NO	SS4332		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	10,000	0.25	Bill/Ticket	0
0.25	0.25	3291	32	326	4	Ten Times Pay	1018742	5021565	6	7	MEI	SC6602	GEN-1	NO	SS7850		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	25,000	0.25	Bill/Ticket	0
0.25	0.25	3290	32	326	5	Wild Cherry	1018735	5021564	6	6	MEI	SC6602	GEN-1	NO	LS013620		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	10,000	0.25	Bill/Ticket	0
0.25	0.25	3289	32	326	6	Triple Wild	1018710	5021563	6	5	MEI	SC6602	GEN-1	NO	SS6298		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	7,500	0.25	Bill/Ticket	0
0.25	0.25	3288	32	326	7	Purple Passion	1018726	5021562	6	4	MEI	SC6602	GEN-1	NO	SB100053	SI	5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	1,600	0.25	Bill/Ticket	0
0.25	0.25	3287	32	326	8	Double Black Tie	1018730	5021561	6	3	MEI	SC6602	GEN-1	NO	SS4718		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	10,000	0.25	Bill/Ticket	0
0.25	0.25	3286	32	326	9	Wild and Lucky	1018707	5021560	6	2	MEI	SC6602	GEN-1	NO	SS4937		5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	10,000	0.25	Bill/Ticket	0
0.25	0.25	3285	32	326	10	Purple Passion	1018727	5021559	6	1	MEI	SC6602	GEN-1	NO	LS004244		5.2	IGT	S2000	2CMRS	Reels	Slant Top	Juego simple	Negro	1,600	0.25	Bill/Ticket	0
0.25	0.25	3376	32	327	1	Double Diamond Deluxe	344001	5021986	9	11	JCM	WBA23	NO	SI	SS6256		2.83	IGT	S+16	5CMRS	Reels	Up Right	Juego simple	Negro	5,000	0.25	Token 25c	250
0.25	0.25	3377	32	328	1	Triple Double	360722	5021987	10	11	JCM	WBA23	NO	SI	SS7704	SI	2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	4,000	0.25	Token 25c	250
0.05	0.05	2066	33	331	1	Big Cheese	43161307	5020188	4	1	JCM	WBA23	NO	NO	BIGC01-D-ZA-STD	Cover	5.2	Atronic	Cashline	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2067	33	331	2	Aphrodite	43161299	5020189	4	2	JCM	WBA23	NO	NO	APHR01-E-ZA-STD		5.2	Atronic	Cashline	9L 3c	Video	Up Right	Juego simple	Negro	120,000	0.05	Bill/Ticket	0
0.05	0.05	2068	33	331	3	Dancing Spirit	43161303	5020190	4	3	JCM	WBA23	NO	NO	DASP01-D-ZA-STD		5.2	Atronic	Cashline	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2069	33	331	4	Kismet	43161309	5020191	4	4	JCM	WBA23	NO	NO	KISM01-E-ZB-STD		5.2	Atronic	Cashline	9L 3c	Video	Up Right	Juego simple	Negro	7,500	0.05	Bill/Ticket	0
0.05	0.05	2070	33	331	5	Gold Seeker	43161305	5020192	4	5	JCM	WBA23	NO	NO	GOSE01-D-ZA-STD		5.2	Atronic	Cashline	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2071	33	331	6	Dancing Spirit	43161304	5020193	4	6	JCM	WBA23	NO	NO	DASP01-D-ZA-STD		5.2	Atronic	Cashline	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2072	33	331	7	Kismet	43161310	5020194	4	7	JCM	WBA23	NO	NO	KISM01-E-ZB-STD		5.2	Atronic	Cashline	9L 3c	Video	Up Right	Juego simple	Negro	7,500	0.05	Bill/Ticket	0
0.05	0.05	2073	33	331	8	Big Cheese	43161301	5020195	4	8	JCM	WBA23	NO	NO	BIGC01-D-ZA-STD	Cover	5.2	Atronic	Cashline	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.02	0.02	7036	33	332	1	Black & White Wild Jackpot	S070994515	5022057	3	1	JCM	UBA10	NO	SI	ASGQHBW016HD-02		5.2	Bally	S9E	30L 5c	Reels	Arch Top	Juego simple	Negro	375,000	0.01	Token 25c	250
0.02	0.02	7037	33	332	2	Black Gold Wild	S070994512	5022058	3	2	JCM	UBA10	NO	SI	ASGQHBG014HD-02		5.2	Bally	S9E	30L 5c	Reels	Arch Top	Juego simple	Negro	375,000	0.01	Token 25c	250
0.02	0.02	7012	33	332	3	Black & White Wild Jackpot	S070994513	5021735	3	3	JCM	UBA10	NO	SI	ASGQHBW016HD-02		5.2	Bally	S9E	30L 5c	Reels	Arch Top	Juego simple	Negro	375,000	0.01	Token 25c	250
0.02	0.02	7038	33	332	4	Black Gold Wild	S070994507	5022059	3	4	JCM	UBA10	NO	SI	ASGQHBG014HD-02		5.2	Bally	S9E	30L 5c	Reels	Arch Top	Juego simple	Negro	375,000	0.01	Token 25c	250
0.02	0.02	7039	33	332	5	Black & White Wild Jackpot	S070994530	5022060	3	5	JCM	UBA10	NO	SI	ASGQHBW016HD-02		5.2	Bally	S9E	30L 5c	Reels	Arch Top	Juego simple	Negro	375,000	0.01	Token 25c	250
0.02	0.02	7015	33	332	6	Black Gold Wild	S070994505	5021738	3	6	JCM	UBA10	NO	SI	ASGQHBG014HD-02		5.2	Bally	S9E	30L 5c	Reels	Arch Top	Juego simple	Negro	375,000	0.01	Token 25c	250
0.02	0.02	7016	33	332	7	Black & White Wild Jackpot	S070994514	5021739	3	7	JCM	UBA10	NO	SI	ASGQHBW016HD-02		5.2	Bally	S9E	30L 5c	Reels	Arch Top	Juego simple	Negro	375,000	0.01	Token 25c	250
0.02	0.02	7040	33	332	8	Black Gold Wild	S080608395	5022061	3	8	JCM	UBA10	NO	SI	ASGQHBG014HD-02		5.2	Bally	S9E	30L 5c	Reels	Arch Top	Juego simple	Negro	375,000	0.01	Token 25c	250
0.02	0.02	7041	33	332	9	Black & White Wild Jackpot	S070994522	5022062	3	9	JCM	UBA10	NO	SI	ASGQHBW016HD-02		5.2	Bally	S9E	30L 5c	Reels	Arch Top	Juego simple	Negro	375,000	0.01	Token 25c	250
0.02	0.02	7019	33	332	10	Black Gold Wild	S070994496	5021742	3	10	JCM	UBA10	NO	SI	ASGQHBG014HD-02		5.2	Bally	S9E	30L 5c	Reels	Arch Top	Juego simple	Negro	375,000	0.01	Token 25c	250
MD	0.02	10299	33	333	1	Stinkin’ Rich	1024372	5021974	33	3	JCM	UBA23	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10300	33	333	2	Stinkin’ Rich	1076072	5021975	33	4	JCM	UBA23	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10297	33	333	3	Stinkin’ Rich	964156	5021972	33	1	JCM	UBA23	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10298	33	333	4	Stinkin’ Rich	1018444	5021973	33	2	JCM	UBA23	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10365	33	334	1	Jackpot Party	W2148014	5022103	33	5	MEI	SC6602	GEN-1	NO	SS100001040		5.2	Williams	Blue Bird	20L 10c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10366	33	334	2	Jackpot Party	W2148015	5022104	33	6	MEI	SC6602	GEN-1	NO	SS100001040		5.2	Williams	Blue Bird	20L 10c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10367	33	334	3	Jackpot Party	W2148016	5022105	33	7	MEI	SC6602	GEN-1	NO	SS100001040		5.2	Williams	Blue Bird	20L 10c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10368	33	334	4	Jackpot Party	W2148017	5022106	33	8	MEI	SC6602	GEN-1	NO	SS100001040		5.2	Williams	Blue Bird	20L 10c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.50	10279	40	401	1	PLATINUM ROULETTE	1002799368	5021879	57	9	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10280	40	401	2	PLATINUM ROULETTE	1002799369	5021880	57	10	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10281	40	401	3	PLATINUM ROULETTE	1002799370	5021881	57	11	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10282	40	401	4	PLATINUM ROULETTE	1002799371	5021882	57	12	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10283	40	401	5	PLATINUM ROULETTE	1002799372	5021883	57	13	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10284	40	401	6	PLATINUM ROULETTE	1002799373	5021884	57	14	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10285	40	401	7	PLATINUM ROULETTE	1002799374	5021885	57	15	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10286	40	401	8	PLATINUM ROULETTE	1002799375	5021886	57	16	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
1.00	1.00	4055	42	421	1	Pure Pleasure	868847	5021050	7	1	JCM	WBA22	NO	NO	SS6571		2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	4,000	1.00	Token $1	400
1.00	1.00	4054	42	421	2	Jackpot Jewels	452012	5021049	7	2	JCM	WBA22	NO	NO	SS3807		2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	10,000	1.00	Token $1	400
1.00	1.00	4053	42	421	3	Wild Star Red White & Blue	360226	5021048	7	3	JCM	WBA22	NO	NO	SS8100		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4052	42	421	4	Triple Diamond	866798	5021047	7	4	JCM	WBA22	NO	NO	SS4780	SI	2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	2,500	1.00	Token $1	400
1.00	1.00	4039	42	421	5	Triple Jackpot	360800	5021034	7	5	JCM	WBA22	NO	NO	SS7268		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	2,000	1.00	Token $1	400
1.00	1.00	4038	42	421	6	Ten Times Pay	866800	5021033	7	6	JCM	WBA22	NO	NO	SS7851		2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	25,000	1.00	Token $1	400
1.00	1.00	4037	42	421	7	Double Gold	452009	5021032	7	7	JCM	WBA22	NO	NO	SS8241		2.83	IGT	S+16	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	1.00	Token $1	400
1.00	1.00	4036	42	421	8	Sizzling 7’s	452011	5021031	7	8	JCM	WBA22	NO	NO	SS3342		2.83	IGT	S+16	3CMRS	Reels	Up Right	Juego simple	Negro	1,000	1.00	Token $1	400
0.05	0.05	2245	52	521	1	Money Storm	1175280	5021512	64	1	JCM	WBA22	GEN-1	NO	I0001105	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2244	52	521	2	Monster Mansion	1174525	5021511	64	2	JCM	WBA22	GEN-1	NO	I0000951	Cover	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2243	52	521	3	Cleopatra	1175310	5021510	64	3	JCM	WBA22	GEN-1	NO	I0000648		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2242	52	521	4	Ghost Island	1174545	5021924	64	4	JCM	WBA22	GEN-1	NO	I0000909	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	100,000	0.05	Bill/Ticket	0
0.05	0.05	2241	52	521	5	That Girl	1175286	5021508	64	5	JCM	WBA22	GEN-1	NO	I0000905	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0
0.05	0.05	2240	52	521	6	Texas Tea	1175445	5021507	64	6	JCM	WBA22	GEN-1	NO	I0000530	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2239	52	521	7	Money Storm	1174528	5021506	64	7	JCM	WBA22	GEN-1	NO	I0001105	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2238	52	521	8	State Fair	1174561	5021505	64	8	JCM	WBA22	GEN-1	NO	I0000694	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2237	52	521	9	Ghost Island	1175731	5021504	64	9	JCM	WBA22	GEN-1	NO	I0000909	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	100,000	0.05	Bill/Ticket	0
0.05	0.05	2236	52	521	10	The Munster	1174888	5021923	64	10	JCM	WBA22	GEN-1	NO	I0000499	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	25,000	0.05	Bill/Ticket	0
0.05	0.05	2235	52	521	11	Buffet Manía	1174565	5021922	64	11	JCM	WBA22	GEN-1	NO	I0000747	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	250,000	0.05	Bill/Ticket	0
0.05	0.05	2234	52	521	12	Money Storm	1174564	5021501	64	12	JCM	WBA22	GEN-1	NO	I0001105	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2185	52	522	1	Enchanted Unicorn	1174858	5021913	65	1	MEI	SC6607	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0
0.05	0.05	2186	52	522	2	Texas Tea	1175451	5021347	65	2	MEI	SC6607	GEN-1	NO	I0000530	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2187	52	522	3	Tailgate Party	1174873	5021348	65	3	MEI	SC6607	GEN-1	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2188	52	522	4	Neon Nights	1174544	5021349	65	4	MEI	SC6607	GEN-1	NO	I0000657		5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2189	52	522	5	My Rich Uncle	1174518	5021350	65	5	MEI	SC6607	GEN-1	NO	I0000574	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2190	52	522	6	Rich Girl	1174898	5021351	65	6	MEI	SC6607	GEN-1	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2191	52	522	7	Elephant King	1175430	5021352	65	7	MEI	SC6607	GEN-1	NO	I0000519	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2192	52	522	8	Leopard Spots	1175464	5021353	65	8	MEI	SC6607	GEN-1	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2193	52	522	9	Catch a Wave	1175303	5021914	65	9	MEI	SC6607	GEN-1	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2194	52	522	10	Cleopatra	1175321	5021915	65	10	MEI	SC6607	GEN-1	NO	I0000648		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2195	52	522	11	Enchanted Unicorn	1174866	5021916	65	11	MEI	SC6607	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0
0.05	0.05	2303	52	522	12	Tailgate Party	1175307	5021647	65	12	MEI	SC6607	GEN-1	NO	I0000795	SI	5.1	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2108	52	523	1	Catch a Wave	1175298	5021292	30	1	MEI	SC6607	GEN-1	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2109	52	523	2	Rich Girl	1174895	5021293	30	2	MEI	SC6607	GEN-1	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2110	52	523	3	Cleopatra	1175317	5021298	30	3	MEI	SC6607	GEN-1	NO	I0000648		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2111	52	523	4	My Rich Uncle	1174515	5021299	30	4	MEI	SC6607	GEN-1	NO	I0000574	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2112	52	523	5	Leopard Spots	1175473	5021300	30	5	MEI	SC6607	GEN-1	NO	I0000517	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2113	52	523	6	Enchanted Unicorn	1174857	5021301	30	6	MEI	SC6607	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0
0.05	0.05	2114	52	523	7	Neon Nights	1174538	5021302	30	7	MEI	SC6607	GEN-1	NO	I0000657		5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2115	52	523	8	Frequent Flyer Bonus Bucks	1175732	5021303	30	8	MEI	SC6607	GEN-1	NO	I0001245		5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2116	52	523	9	Cops & Donuts	1174540	5021291	30	9	JCM	WBA22	GEN-1	NO	I0000745	Cover	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2117	52	523	10	Tailgate Party	1174874	5021288	30	10	JCM	WBA22	GEN-1	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.02	0.02	7042	52	524	1	Black Gold - Quick Hit Platinum	V081021286	5022063	31	1	JCM	UBA10	GEN-2	SI	AVGQPBG017E-01		5.2	Bally	S9-1	30L 5c	Video	Arch Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
0.02	0.02	7043	52	524	2	Black & White - Quick Hit Platinum	V081021955	5022064	31	2	JCM	UBA10	GEN-2	SI	AVGQPBW0171E-00		5.2	Bally	S9-1	30L 5c	Video	Arch Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
0.02	0.02	7022	52	524	3	Black Gold - Quick Hit Platinum	V081021285	5021745	31	3	JCM	UBA10	GEN-2	SI	AVGQPBG017E-01		5.2	Bally	S9-1	30L 5c	Video	Arch Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
0.02	0.02	7044	52	524	4	Black & White - Quick Hit Platinum	V081021954	5022065	31	4	JCM	UBA10	GEN-2	SI	AVGQPBW0171E-00		5.2	Bally	S9-1	30L 5c	Video	Arch Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
0.02	0.02	7045	52	524	5	Black Gold - Quick Hit Platinum	V081021960	5022066	31	5	JCM	UBA10	GEN-2	SI	AVGQPBG017E-01		5.2	Bally	S9-1	30L 5c	Video	Arch Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
0.02	0.02	7025	52	524	6	Black Gold - Quick Hit Platinum	V081021959	5021748	31	6	JCM	UBA10	GEN-2	SI	AVGQPBG017E-01		5.2	Bally	S9-1	30L 5c	Video	Arch Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	PB%	%Pgr	Hold%	Alta Sist	Oblea	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5
0.25	0.25	3294	32	326	1	Louisiana Louie	1018705	5021568	6	10	90.030		9.97	9/11/2007	1258
0.25	0.25	3293	32	326	2	Double Five Times pay	1018738	5021567	6	9	87.480		12.52	9/11/2007	1257
0.25	0.25	3292	32	326	3	Double Wild Cherry	1018736	5021566	6	8	87.620		12.38	9/11/2007	1256
0.25	0.25	3291	32	326	4	Ten Times Pay	1018742	5021565	6	7	90.010		9.99	9/11/2007	1255
0.25	0.25	3290	32	326	5	Wild Cherry	1018735	5021564	6	6	90.180		9.82	9/11/2007	1254
0.25	0.25	3289	32	326	6	Triple Wild	1018710	5021563	6	5	90.010		9.99	9/11/2007	1253
0.25	0.25	3288	32	326	7	Purple Passion	1018726	5021562	6	4	91.020		8.98	9/11/2007	1252
0.25	0.25	3287	32	326	8	Double Black Tie	1018730	5021561	6	3	87.550		12.45	9/11/2007	1251
0.25	0.25	3286	32	326	9	Wild and Lucky	1018707	5021560	6	2	90.000		10.00	9/11/2007	1250
0.25	0.25	3285	32	326	10	Purple Passion	1018727	5021559	6	1	94.010		5.99	9/11/2007	1249
0.25	0.25	3376	32	327	1	Double Diamond Deluxe	344001	5021986	9	11	90.013		9.99	7/25/2005	1297
0.25	0.25	3377	32	328	1	Triple Double	360722	5021987	10	11	90.041		9.96	7/25/2005	1308
0.05	0.05	2066	33	331	1	Big Cheese	43161307	5020188	4	1	92.150		7.85	7/25/2005	2186
0.05	0.05	2067	33	331	2	Aphrodite	43161299	5020189	4	2	90.040		9.96	7/25/2005	2187
0.05	0.05	2068	33	331	3	Dancing Spirit	43161303	5020190	4	3	92.000		8.00	7/25/2005	2188
0.05	0.05	2069	33	331	4	Kismet	43161309	5020191	4	4	90.030		9.97	7/25/2005	2189
0.05	0.05	2070	33	331	5	Gold Seeker	43161305	5020192	4	5	90.030		9.97	7/25/2005	2190
0.05	0.05	2071	33	331	6	Dancing Spirit	43161304	5020193	4	6	90.010		9.99	7/25/2005	2191
0.05	0.05	2072	33	331	7	Kismet	43161310	5020194	4	7	92.040		7.96	7/25/2005	2192
0.05	0.05	2073	33	331	8	Big Cheese	43161301	5020195	4	8	92.150		7.85	7/25/2005	2193
0.02	0.02	7036	33	332	1	Black & White Wild Jackpot	S070994515	5022057	3	1	90.130	2.000	7.87	1/13/2009	1201
0.02	0.02	7037	33	332	2	Black Gold Wild	S070994512	5022058	3	2	90.150	2.000	7.85	1/13/2009	1202
0.02	0.02	7012	33	332	3	Black & White Wild Jackpot	S070994513	5021735	3	3	88.020	2.000	9.98	1/13/2009	1203
0.02	0.02	7038	33	332	4	Black Gold Wild	S070994507	5022059	3	4	90.150	2.000	7.85	1/13/2009	1204
0.02	0.02	7039	33	332	5	Black & White Wild Jackpot	S070994530	5022060	3	5	90.130	2.000	7.87	1/13/2009	1205
0.02	0.02	7015	33	332	6	Black Gold Wild	S070994505	5021738	3	6	88.000	2.000	10.00	1/13/2009	1206
0.02	0.02	7016	33	332	7	Black & White Wild Jackpot	S070994514	5021739	3	7	88.020	2.000	9.98	1/13/2009	1207
0.02	0.02	7040	33	332	8	Black Gold Wild	S080608395	5022061	3	8	90.150	2.000	7.85	1/13/2009	1208
0.02	0.02	7041	33	332	9	Black & White Wild Jackpot	S070994522	5022062	3	9	90.130	2.000	7.87	1/13/2009	1209
0.02	0.02	7019	33	332	10	Black Gold Wild	S070994496	5021742	3	10	88.000	2.000	10.00	1/13/2009	1210
MD	0.02	10299	33	333	1	Stinkin’ Rich	1024372	5021974	33	3	92.530		7.47	7/17/2009	1233	92.53	92.53	92.53
MD	0.02	10300	33	333	2	Stinkin’ Rich	1076072	5021975	33	4	92.530		7.47	7/17/2009	1234	92.53	92.53	92.53
MD	0.02	10297	33	333	3	Stinkin’ Rich	964156	5021972	33	1	92.530		7.47	7/17/2009	1231	92.53	92.53	92.53
MD	0.02	10298	33	333	4	Stinkin’ Rich	1018444	5021973	33	2	92.530		7.47	7/17/2009	1232	92.53	92.53	92.53
MD	0.02	10365	33	334	1	Jackpot Party	W2148014	5022103	33	5	90.260		9.74	10/14/2009	1235	90.26	90.26
MD	0.02	10366	33	334	2	Jackpot Party	W2148015	5022104	33	6	90.260		9.74	10/14/2009	1236	90.26	90.26
MD	0.02	10367	33	334	3	Jackpot Party	W2148016	5022105	33	7	90.260		9.74	10/14/2009	1237	90.26	90.26
MD	0.02	10368	33	334	4	Jackpot Party	W2148017	5022106	33	8	90.260		9.74	10/14/2009	1238	90.26	90.26
MD	0.50	10279	40	401	1	PLATINUM ROULETTE	1002799368	5021879	57	9	97.300		2.70	5/28/2009					97.30	97.30
MD	0.50	10280	40	401	2	PLATINUM ROULETTE	1002799369	5021880	57	10	97.300		2.70	5/28/2009					97.30	97.30
MD	0.50	10281	40	401	3	PLATINUM ROULETTE	1002799370	5021881	57	11	97.300		2.70	5/28/2009					97.30	97.30
MD	0.50	10282	40	401	4	PLATINUM ROULETTE	1002799371	5021882	57	12	97.300		2.70	5/28/2009					97.30	97.30
MD	0.50	10283	40	401	5	PLATINUM ROULETTE	1002799372	5021883	57	13	97.300		2.70	5/28/2009					97.30	97.30
MD	0.50	10284	40	401	6	PLATINUM ROULETTE	1002799373	5021884	57	14	97.300		2.70	5/28/2009					97.30	97.30
MD	0.50	10285	40	401	7	PLATINUM ROULETTE	1002799374	5021885	57	15	97.300		2.70	5/28/2009					97.30	97.30
MD	0.50	10286	40	401	8	PLATINUM ROULETTE	1002799375	5021886	57	16	97.300		2.70	5/28/2009					97.30	97.30
1.00	1.00	4055	42	421	1	Pure Pleasure	868847	5021050	7	1	87.516		12.48	7/25/2005	2004
1.00	1.00	4054	42	421	2	Jackpot Jewels	452012	5021049	7	2	92.000		8.00	7/25/2005	2005
1.00	1.00	4053	42	421	3	Wild Star Red White & Blue	360226	5021048	7	3	80.488		19.51	7/25/2005	2006
1.00	1.00	4052	42	421	4	Triple Diamond	866798	5021047	7	4	92.537		7.46	7/25/2005	2007
1.00	1.00	4039	42	421	5	Triple Jackpot	360800	5021034	7	5	90.977		9.02	7/25/2005	2008
1.00	1.00	4038	42	421	6	Ten Times Pay	866800	5021033	7	6	87.513		12.49	7/25/2005	2009
1.00	1.00	4037	42	421	7	Double Gold	452009	5021032	7	7	92.000		8.00	7/25/2005	2010
1.00	1.00	4036	42	421	8	Sizzling 7’s	452011	5021031	7	8	90.345		9.66	7/25/2005	2011
0.05	0.05	2245	52	521	1	Money Storm	1175280	5021512	64	1	90.020		9.98	7/30/2007	1808
0.05	0.05	2244	52	521	2	Monster Mansion	1174525	5021511	64	2	90.000		10.00	7/30/2007	1807
0.05	0.05	2243	52	521	3	Cleopatra	1175310	5021510	64	3	90.010		9.99	7/30/2007	1806
0.05	0.05	2242	52	521	4	Ghost Island	1174545	5021924	64	4	90.000		10.00	7/30/2007	1805
0.05	0.05	2241	52	521	5	That Girl	1175286	5021508	64	5	90.010		9.99	7/30/2007	1804
0.05	0.05	2240	52	521	6	Texas Tea	1175445	5021507	64	6	90.010		9.99	7/30/2007	1803
0.05	0.05	2239	52	521	7	Money Storm	1174528	5021506	64	7	92.530		7.47	7/30/2007	1802
0.05	0.05	2238	52	521	8	State Fair	1174561	5021505	64	8	90.000		10.00	7/30/2007	1801
0.05	0.05	2237	52	521	9	Ghost Island	1175731	5021504	64	9	90.000		10.00	7/30/2007	1800
0.05	0.05	2236	52	521	10	The Munster	1174888	5021923	64	10	90.010		9.99	7/30/2007	1799
0.05	0.05	2235	52	521	11	Buffet Manía	1174565	5021922	64	11	90.070		9.93	7/30/2007	1798
0.05	0.05	2234	52	521	12	Money Storm	1174564	5021501	64	12	90.020		9.98	7/30/2007	1797
0.05	0.05	2185	52	522	1	Enchanted Unicorn	1174858	5021913	65	1	90.030		9.97	6/21/2007	1821
0.05	0.05	2186	52	522	2	Texas Tea	1175451	5021347	65	2	90.010		9.99	6/21/2007	1822
0.05	0.05	2187	52	522	3	Tailgate Party	1174873	5021348	65	3	90.000		10.00	6/21/2007	1823
0.05	0.05	2188	52	522	4	Neon Nights	1174544	5021349	65	4	90.010		9.99	6/21/2007	1824
0.05	0.05	2189	52	522	5	My Rich Uncle	1174518	5021350	65	5	90.010		9.99	6/21/2007	1825
0.05	0.05	2190	52	522	6	Rich Girl	1174898	5021351	65	6	90.040		9.96	6/21/2007	1826
0.05	0.05	2191	52	522	7	Elephant King	1175430	5021352	65	7	90.000		10.00	6/21/2007	1827
0.05	0.05	2192	52	522	8	Leopard Spots	1175464	5021353	65	8	90.030		9.97	6/21/2007	1828
0.05	0.05	2193	52	522	9	Catch a Wave	1175303	5021914	65	9	90.020		9.98	6/21/2007	1829
0.05	0.05	2194	52	522	10	Cleopatra	1175321	5021915	65	10	90.010		9.99	6/21/2007	1830
0.05	0.05	2195	52	522	11	Enchanted Unicorn	1174866	5021916	65	11	90.030		9.97	6/21/2007	1831
0.05	0.05	2303	52	522	12	Tailgate Party	1175307	5021647	65	12	90.000		10.00	6/18/2008	1832
0.05	0.05	2108	52	523	1	Catch a Wave	1175298	5021292	30	1	90.020		9.98	6/11/2007	1789
0.05	0.05	2109	52	523	2	Rich Girl	1174895	5021293	30	2	90.040		9.96	6/11/2007	1790
0.05	0.05	2110	52	523	3	Cleopatra	1175317	5021298	30	3	90.010		9.99	6/11/2007	1791
0.05	0.05	2111	52	523	4	My Rich Uncle	1174515	5021299	30	4	90.010		9.99	6/11/2007	1792
0.05	0.05	2112	52	523	5	Leopard Spots	1175473	5021300	30	5	90.030		9.97	6/11/2007	1793
0.05	0.05	2113	52	523	6	Enchanted Unicorn	1174857	5021301	30	6	90.030		9.97	6/11/2007	1794
0.05	0.05	2114	52	523	7	Neon Nights	1174538	5021302	30	7	90.010		9.99	6/11/2007	1795
0.05	0.05	2115	52	523	8	Frequent Flyer Bonus Bucks	1175732	5021303	30	8	90.010		9.99	6/11/2007	1796
0.05	0.05	2116	52	523	9	Cops & Donuts	1174540	5021291	30	9	90.010		9.99	6/11/2007	1809
0.05	0.05	2117	52	523	10	Tailgate Party	1174874	5021288	30	10	90.000		10.00	6/11/2007	1810
0.02	0.02	7042	52	524	1	Black Gold - Quick Hit Platinum	V081021286	5022063	31	1	90.000	2.000	8.00	1/13/2009	1811
0.02	0.02	7043	52	524	2	Black & White - Quick Hit Platinum	V081021955	5022064	31	2	90.000	2.000	8.00	1/13/2009	1812
0.02	0.02	7022	52	524	3	Black Gold - Quick Hit Platinum	V081021285	5021745	31	3	88.000	2.000	10.00	1/13/2009	1813
0.02	0.02	7044	52	524	4	Black & White - Quick Hit Platinum	V081021954	5022065	31	4	90.000	2.000	8.00	1/13/2009	1814
0.02	0.02	7045	52	524	5	Black Gold - Quick Hit Platinum	V081021960	5022066	31	5	90.000	2.000	8.00	1/13/2009	1815
0.02	0.02	7025	52	524	6	Black Gold - Quick Hit Platinum	V081021959	5021748	31	6	88.000	2.000	10.00	1/13/2009	1816

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	BillAcep	Mod BA	Printer	Progr	Eprom	Par Sheet	SAS	Manufac	Model	Type	Arq	Cabinet	Game Type	Color	Top Award	Trans	Type Coin	Hopper
0.02	0.02	7026	52	524	7	Black & White - Quick Hit Platinum	V081021953	5021749	31	7	JCM	UBA10	GEN-2	SI	AVGQPBW0171E-00		5.2	Bally	S9-1	30L 5c	Video	Arch Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
0.02	0.02	7046	52	524	8	Black Gold - Quick Hit Platinum	V081021958	5022067	31	8	JCM	UBA10	GEN-2	SI	AVGQPBG017E-01		5.2	Bally	S9-1	30L 5c	Video	Arch Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
0.02	0.02	7047	52	524	9	Black & White - Quick Hit Platinum	V081021957	5022068	31	9	JCM	UBA10	GEN-2	SI	AVGQPBW0171E-00		5.2	Bally	S9-1	30L 5c	Video	Arch Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
0.02	0.02	7029	52	524	10	Black & White - Quick Hit Platinum	V081021956	5021752	31	10	JCM	UBA10	GEN-2	SI	AVGQPBW0171E-00		5.2	Bally	S9-1	30L 5c	Video	Arch Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
0.05	0.05	2161	53	531	1	Cleopatra	1175315	5021336	32	10	MEI	SC6602	GEN-1	NO	I0000648		5.0	IGT	I-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2160	53	531	2	My Rich Uncle	1174511	5021337	32	9	MEI	SC6602	GEN-1	NO	I0000574	SI	5.0	IGT	I-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2159	53	531	3	Tailgate Party	1174882	5021338	32	8	MEI	SC6602	GEN-1	NO	I0000795	SI	5.0	IGT	I-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2158	53	531	4	Leopard Spots	1175456	5021339	32	7	MEI	SC6602	GEN-1	NO	I0000517	SI	5.0	IGT	I-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2157	53	531	5	Creature from the Black Lagoon	1175277	5021340	32	6	MEI	SC6602	GEN-1	NO	I0000454	SI	5.0	IGT	I-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2156	53	531	6	Elephant King	1175427	5021341	32	5	MEI	SC6602	GEN-1	NO	I0000519	SI	5.0	IGT	I-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2155	53	531	7	Texas Tea	1175447	5021342	32	4	MEI	SC6602	GEN-1	NO	I0000530	SI	5.0	IGT	I-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2154	53	531	8	Neon Nights	1174541	5021343	32	3	MEI	SC6602	GEN-1	NO	I0000657		5.0	IGT	I-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2153	53	531	9	Rich Girl	1174904	5021344	32	2	MEI	SC6602	GEN-1	NO	I0000661	SI	5.0	IGT	I-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2152	53	531	10	Creature from the Black Lagoon	1175278	5021345	32	1	MEI	SC6602	GEN-1	NO	I0000454	SI	5.0	IGT	I-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.02	10369	53	532	1	Cash Crossing	9099	5022107	56	1	MEI	SC6602	GEN-1	NO	CACAM55US		5.2	Konami	Herculite	30L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10370	53	532	2	Underground Money	9112	5022108	56	2	MEI	SC6602	GEN-1	NO	UGMAM56US		5.2	Konami	Herculite	30L 10c	Video	Round Top	Juego simple	Negro	80,000	0.01	Bill/Ticket	0
MD	0.02	10371	53	532	3	Lawman’s Loot	9100	5022109	56	3	MEI	SC6602	GEN-1	NO	LALAM56US		5.2	Konami	Herculite	30L 10c	Video	Round Top	Juego simple	Negro	90,000	0.01	Bill/Ticket	0
MD	0.02	10372	53	532	4	Buzzin Bee Band	9118	5022110	56	4	MEI	SC6602	GEN-1	NO	BBBAM55US		5.2	Konami	Herculite	30L 10c	Video	Round Top	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
MD	0.02	10373	53	532	5	Scar Fish	9106	5022111	56	5	MEI	SC6602	GEN-1	NO	SCFAM55US		5.2	Konami	Herculite	30L 10c	Video	Round Top	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
MD	0.02	10374	53	532	6	Cashlantis	9107	5022112	56	6	MEI	SC6602	GEN-1	NO	CASAM72US		5.2	Konami	Herculite	30L 10c	Video	Round Top	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
MD	0.02	10375	53	532	7	Underground Money	9113	5022113	56	7	MEI	SC6602	GEN-1	NO	UGMAM56US		5.2	Konami	Herculite	30L 10c	Video	Round Top	Juego simple	Negro	80,000	0.01	Bill/Ticket	0
MD	0.02	10376	53	532	8	Buzzin Bee Band	9119	5022114	56	8	MEI	SC6602	GEN-1	NO	BBBAM55US		5.2	Konami	Herculite	30L 10c	Video	Round Top	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.02	10377	53	532	9	Native Riches	9120	5022115	56	9	MEI	SC6602	GEN-1	NO	NARAM73US		5.2	Konami	Herculite	30L 10c	Video	Round Top	Juego simple	Negro	30,000	0.01	Bill/Ticket	0
MD	0.02	10378	53	532	10	Underground Money	9114	5022116	56	10	MEI	SC6602	GEN-1	NO	UGMAM56US		5.2	Konami	Herculite	30L 10c	Video	Round Top	Juego simple	Negro	80,000	0.01	Bill/Ticket	0
0.05	0.05	2050	53	533	1	Avalanche of Cash	43161311	5020807	26	1	MEI	SC6602	GEN-2	NO	ANDE01-F-MA-STD		5.2	Atronic	e-motion	9L 3c	Video	Up Right	Juego simple	Negro	30,000	0.05	Bill/Ticket	0
0.05	0.05	2051	53	533	2	Angels & Devils	43161322	5020808	26	2	MEI	SC6602	GEN-2	NO	ANDE01-F-MA-STD		5.2	Atronic	e-motion	9L 3c	Video	Up Right	Juego simple	Negro	30,000	0.05	Bill/Ticket	0
0.05	0.05	2052	53	533	3	Deal or not Deal	43161315	5020809	26	3	MEI	SC6602	GEN-2	NO	DEAL01-D-MA-STD		5.2	Atronic	e-motion	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2053	53	533	4	The Sign of Zodiac	43161313	5020810	26	4	MEI	SC6602	GEN-2	NO	ZODI01-A-MA-STD		5.2	Atronic	e-motion	9L 5c	Video	Up Right	Juego simple	Negro	25,000	0.05	Bill/Ticket	0
0.05	0.05	2059	53	533	5	Bella Venezia	43161319	5020181	26	5	MEI	SC6602	GEN-2	NO	VENI01-F-MA-STD		5.2	Atronic	e-motion	21L 10c	Video	Up Right	Juego simple	Negro	30,000	0.05	Bill/Ticket	0
0.05	0.05	2060	53	533	6	The Sign of Zodiac	43161314	5020182	26	6	MEI	SC6602	GEN-2	NO	ZODI01-A-MA-STD		5.2	Atronic	e-motion	20L 10c	Video	Up Right	Juego simple	Negro	25,000	0.05	Bill/Ticket	0
0.05	0.05	2061	53	533	7	Avalanche of Cash	43161312	5020183	26	7	MEI	SC6602	GEN-2	NO	ANDE01-F-MA-STD		5.2	Atronic	e-motion	21L 10c	Video	Up Right	Juego simple	Negro	30,000	0.05	Bill/Ticket	0
0.05	0.05	2062	53	533	8	Deal or not Deal	43161316	5020184	26	8	MEI	SC6602	GEN-2	NO	DEAL01-D-MA-STD		5.2	Atronic	e-motion	21L 10c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2063	53	533	9	Gypsy Fortune	43161317	5020185	26	9	MEI	SC6602	GEN-2	NO	VENI01-F-MA-STD		5.2	Atronic	e-motion	21L 10c	Video	Up Right	Juego simple	Negro	30,000	0.05	Bill/Ticket	0
0.05	0.05	2064	53	533	10	Bella Venezia	43161320	5020186	26	10	MEI	SC6602	GEN-2	NO	VENI01-F-MA-STD		5.2	Atronic	e-motion	21L 10c	Video	Up Right	Juego simple	Negro	30,000	0.05	Bill/Ticket	0
0.05	0.05	2288	53	534	1	Cleopatra	1175309	5021616	32	11	MEI	SC6602	GEN-1	NO	I0000647	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2289	53	534	2	Enchanted Unicorn	1174869	5021617	32	12	MEI	SC6602	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0
0.05	0.05	2290	53	534	3	Tailgate Party	1174887	5021618	32	13	MEI	SC6602	GEN-1	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2304	60	601	1	Ms Little Green Men	1140655	5021658	97	11	MEI	SC6602	GEN-1	NO	SB000506		5.0	IGT	Vision	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2310	60	601	2	Buck Ahoy	1428641	5021866	97	12	MEI	SC6602	GEN-1	NO	SB000566	SI	5.2	IGT	Reel Touch	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2306	60	601	3	Double Diamond Run	1140658	5021660	97	13	MEI	SC6602	GEN-1	NO	SB000406		5.0	IGT	Vision	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2307	60	602	1	Ms Little Green Men	1140656	5021661	97	14	MEI	SC6602	GEN-1	NO	SB000506		5.0	IGT	Vision	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2311	60	602	2	Tabasco	1428646	5021867	97	15	MEI	SC6602	GEN-1	NO	SB000564	SI	5.2	IGT	Reel Touch	12L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2309	60	602	3	Double Diamond Run	1140659	5021663	97	16	MEI	SC6602	GEN-1	NO	SB000406		5.0	IGT	Vision	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2123	60	603	1	Texas Tea	1175453	5021290	99	1	JCM	WBA22	GEN-1	NO	I0000530	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2278	60	603	2	Antique Appraisal	1175276	5021598	99	2	MEI	SC6602	GEN-1	NO	I0000707	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
0.05	0.05	2279	60	603	3	Money Storm	1175287	5021599	99	3	MEI	SC6602	GEN-1	NO	I0001105	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
0.05	0.05	2280	60	603	4	Frequent Flyer Bonus Bucks	1175728	5021600	99	4	MEI	SC6602	GEN-1	NO	I0001245		5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2281	60	603	5	Ghost Island	1175730	5021601	99	5	MEI	SC6602	GEN-1	NO	I0000909	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
0.05	0.05	2274	60	603	6	The Frog Prince	1174550	5021925	99	6	MEI	SC6602	GEN-1	NO	I0000576	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2275	60	603	7	State Fair	1174559	5021595	99	7	MEI	SC6602	GEN-1	NO	I0000694	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2276	60	603	8	Enchanted Unicorn	1174859	5021596	99	8	MEI	SC6602	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0
0.05	0.05	2277	60	603	9	Buffet Manía	1174870	5021597	99	9	MEI	SC6602	GEN-1	NO	I0000747	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
0.05	0.05	2122	60	603	10	Rich Girl	1174555	5021287	99	10	JCM	WBA22	GEN-1	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2100	60	604	1	Catch a Wave	1175297	5021294	98	1	JCM	WBA22	GEN-1	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2101	60	604	2	Elephant King	1175426	5021295	98	2	JCM	WBA22	GEN-1	NO	I0000519	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2102	60	604	3	Leopard Spots	1175472	5021296	98	3	JCM	WBA22	GEN-1	NO	I0000517	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2103	60	604	4	Little Green Men	1175432	5021297	98	4	JCM	WBA22	GEN-1	NO	I0000413	Cover	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2104	60	604	5	Frequent Flyer Bonus Bucks	1175727	5021304	98	5	JCM	WBA22	GEN-1	NO	I0001245		5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2105	60	604	6	Creature from the Black Lagoon	1175285	5021305	98	6	JCM	WBA22	GEN-1	NO	I0000454	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2106	60	604	7	Rich Girl	1174893	5021306	98	7	JCM	WBA22	GEN-1	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2107	60	604	8	Elephant King	1175429	5021307	98	8	JCM	WBA22	GEN-1	NO	I0000519	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.25	0.25	3354	60	605	1	Triple Double Diamond	1406654	5021803	98	9	MEI	SC6602	GEN-1	NO	SS7704	SI	5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	4,000	0.25	Bill/Ticket	0
0.25	0.25	3355	60	605	2	Black Cherry	1405406	5021804	98	10	MEI	SC6602	GEN-1	NO	SS7294		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	10,000	0.25	Bill/Ticket	0
0.25	0.25	3356	60	605	3	Wild Diamonds	1405902	5021805	98	11	MEI	SC6602	GEN-1	NO	SS6399		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	10,000	0.25	Bill/Ticket	0
0.25	0.25	3357	60	605	4	Five Times Pay	1405878	5021806	98	12	MEI	SC6602	GEN-1	NO	LS008170		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	20,000	0.25	Bill/Ticket	0
0.25	0.25	3358	60	605	5	Triple Double Diamond	1409035	5021807	98	13	MEI	SC6602	GEN-1	NO	SS7704	SI	5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	4,000	0.25	Bill/Ticket	0
0.25	0.25	3359	60	605	6	Ten Times Pay	1407299	5021808	98	14	MEI	SC6602	GEN-1	NO	SS7851		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	25,000	0.25	Bill/Ticket	0
0.25	0.25	3360	60	605	7	Double Black Tie	1405394	5021809	98	15	MEI	SC6602	GEN-1	NO	SS4704		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Negro	5,000	0.25	Bill/Ticket	0
0.25	0.25	3361	60	605	8	Diamond Fives	1406639	5021810	98	16	MEI	SC6602	GEN-1	NO	SS6274		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Negro	15,000	0.25	Bill/Ticket	0
MD	0.05	10563	60	606	1	Deep Pockets	1175465	5022404	99	11	JCM	WBA22	GEN-1	NO	I0001389		5.0	IGT	i-Game+	25L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10564	60	607	1	Totally Puzzled	1175305	5022405	99	12	JCM	WBA22	GEN-1	NO	I0000727		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10331	62	621	1	The Blue Brothers	V060878090	5022069	54	2	MEI	SC6602	GEN-1	NO	AVGBBRS00100_01	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10332	62	621	2	Queen of Cairo	V060878094	5022070	54	1	MEI	SC6602	GEN-1	NO	AVGQOFCNABX_01		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	125,000	0.01	Bill/Ticket	0
MD	0.05	10333	62	621	3	Hidden Richs	V060877117	5022071	54	8	MEI	SC6602	GEN-1	NO	AVGHDRIENABX_00	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
MD	0.05	10334	62	621	4	Gold Gems	V060878084	5022072	54	7	MEI	SC6602	GEN-1	NO	AVGGNGMO14IE_00		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
MD	0.05	10335	62	621	5	Treasures of India	V060878103	5022073	54	3	MEI	SC6602	GEN-1	NO	AVGTOFIENABX_00		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	75,000	0.01	Bill/Ticket	0
MD	0.05	10336	62	621	6	Hidden Richs	V060878091	5022074	54	4	MEI	SC6602	GEN-1	NO	AVGHDRIENABX_00	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
MD	0.05	10337	62	621	7	Boxcar	V060878085	5022075	54	5	MEI	SC6602	GEN-1	NO	AVGBXBN00100_01	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10338	62	621	8	Gift from the Gods	V060878102	5022076	54	6	MEI	SC6602	GEN-1	NO	20328A	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10055	62	622	1	Tabasco	1416251	5021192	27	10	JCM	WBA23	GEN-1	NO	I0001165	SI	5.0	IGT	i-Game+	12L 5c	Video	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.05	10025	62	622	2	Risque Business	1416095	5021169	27	8	JCM	WBA23	GEN-1	NO	I0001186	SI	5.0	IGT	i-Game+	9L 5c	Video	Round Top	Juego simple	Negro	100,000	0.05	Bill/Ticket	0
MD	0.05	10026	62	622	3	Tabasco	1416252	5021170	27	7	JCM	WBA23	GEN-1	NO	I0001165	SI	5.0	IGT	i-Game+	12L 5c	Video	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.05	10027	62	622	4	Alien	1415536	5021171	27	6	JCM	WBA23	GEN-1	NO	I0000949	SI	5.0	IGT	i-Game+	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.05	10028	62	622	5	Money Storm	1415820	5021172	27	5	JCM	WBA23	GEN-1	NO	I0001105	SI	5.0	IGT	i-Game+	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.05	10039	62	622	6	Pharaoh’s Fortune	1416088	5021183	27	4	JCM	WBA23	GEN-1	NO	I0001295	Cover	5.0	IGT	i-Game+	15L 5c	Video	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.05	10038	62	622	7	Alien	1415535	5021182	27	3	JCM	WBA23	GEN-1	NO	I0000949	SI	5.0	IGT	i-Game+	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.05	10037	62	622	8	Money Storm	1415819	5021181	27	2	JCM	WBA23	GEN-1	NO	I0001105	SI	5.0	IGT	i-Game+	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.05	10036	62	622	9	Risque Business	1416094	5021180	27	1	JCM	WBA23	GEN-1	NO	I0001186	SI	5.0	IGT	i-Game+	9L 5c	Video	Round Top	Juego simple	Negro	100,000	0.05	Bill/Ticket	0
MD	0.05	10024	62	622	10	Alien	1415534	5021168	27	9	JCM	WBA23	GEN-1	NO	I0000949	SI	5.0	IGT	i-Game+	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.02	10410	63	631	1	Pharaoh’s Fortune	943455	5022162	28	1	MEI	SC6602	GEN-1	NO	I0001295	Cover	5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10411	63	631	2	Pharaoh’s Fortune	1076062	5022163	28	2	MEI	SC6602	GEN-1	NO	I0001295	Cover	5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10412	63	631	3	Pharaoh’s Fortune	1155903	5022164	28	3	MEI	SC6602	GEN-1	NO	I0001295	Cover	5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10413	63	631	4	Pharaoh’s Fortune	1067190	5022165	28	4	MEI	SC6602	GEN-1	NO	I0001295	Cover	5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10414	63	631	5	Stinkin’ Rich	1052715	5022166	28	5	MEI	SC6602	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	PB%	%Pgr	Hold%	Alta Sist	Oblea	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5
0.02	0.02	7026	52	524	7	Black & White - Quick Hit Platinum	V081021953	5021749	31	7	88.000	2.000	10.00	1/13/2009	1817
0.02	0.02	7046	52	524	8	Black Gold - Quick Hit Platinum	V081021958	5022067	31	8	90.000	2.000	8.00	1/13/2009	1818
0.02	0.02	7047	52	524	9	Black & White - Quick Hit Platinum	V081021957	5022068	31	9	90.000	2.000	8.00	1/13/2009	1819
0.02	0.02	7029	52	524	10	Black & White - Quick Hit Platinum	V081021956	5021752	31	10	88.000	2.000	10.00	1/13/2009	1820
0.05	0.05	2161	53	531	1	Cleopatra	1175315	5021336	32	10	90.010		9.99	6/19/2007	1848
0.05	0.05	2160	53	531	2	My Rich Uncle	1174511	5021337	32	9	90.010		9.99	6/19/2007	1847
0.05	0.05	2159	53	531	3	Tailgate Party	1174882	5021338	32	8	90.000		10.00	6/19/2007	1840
0.05	0.05	2158	53	531	4	Leopard Spots	1175456	5021339	32	7	90.030		9.97	6/19/2007	1839
0.05	0.05	2157	53	531	5	Creature from the Black Lagoon	1175277	5021340	32	6	90.030		9.97	6/19/2007	1838
0.05	0.05	2156	53	531	6	Elephant King	1175427	5021341	32	5	90.000		10.00	6/19/2007	1837
0.05	0.05	2155	53	531	7	Texas Tea	1175447	5021342	32	4	90.010		9.99	6/19/2007	1836
0.05	0.05	2154	53	531	8	Neon Nights	1174541	5021343	32	3	90.010		9.99	6/19/2007	1835
0.05	0.05	2153	53	531	9	Rich Girl	1174904	5021344	32	2	90.040		9.96	6/19/2007	1834
0.05	0.05	2152	53	531	10	Creature from the Black Lagoon	1175278	5021345	32	1	90.030		9.97	6/19/2007	1833
MD	0.02	10369	53	532	1	Cash Crossing	9099	5022107	56	1	89.407		10.59	10/19/2009	1885	88.08	90.07	90.07
MD	0.02	10370	53	532	2	Underground Money	9112	5022108	56	2	89.400		10.60	10/19/2009	1886	88.02	90.09	90.09
MD	0.02	10371	53	532	3	Lawman’s Loot	9100	5022109	56	3	89.460		10.54	10/19/2009	1887	88.06	90.16	90.16
MD	0.02	10372	53	532	4	Buzzin Bee Band	9118	5022110	56	4	89.340		10.66	10/19/2009	1888	88.04	89.99	89.99
MD	0.02	10373	53	532	5	Scar Fish	9106	5022111	56	5	89.277		10.72	10/19/2009	1889	87.91	89.96	89.96
MD	0.02	10374	53	532	6	Cashlantis	9107	5022112	56	6	89.410		10.59	10/19/2009	1890	88.05	90.09	90.09
MD	0.02	10375	53	532	7	Underground Money	9113	5022113	56	7	89.423		10.58	10/19/2009	1891	88.09	90.09	90.09
MD	0.02	10376	53	532	8	Buzzin Bee Band	9119	5022114	56	8	89.340		10.66	10/19/2009	1892	88.04	89.99	89.99
MD	0.02	10377	53	532	9	Native Riches	9120	5022115	56	9	89.487		10.51	10/19/2009	1893	88.08	90.19	90.19
MD	0.02	10378	53	532	10	Underground Money	9114	5022116	56	10	89.423		10.58	10/19/2009	1894	88.09	90.09	90.09
0.05	0.05	2050	53	533	1	Avalanche of Cash	43161311	5020807	26	1	90.000		10.00	7/25/2005	1841
0.05	0.05	2051	53	533	2	Angels & Devils	43161322	5020808	26	2	90.000		10.00	7/25/2005	1842
0.05	0.05	2052	53	533	3	Deal or not Deal	43161315	5020809	26	3	90.020		9.98	7/25/2005	1843
0.05	0.05	2053	53	533	4	The Sign of Zodiac	43161313	5020810	26	4	92.180		7.82	7/25/2005	1844
0.05	0.05	2059	53	533	5	Bella Venezia	43161319	5020181	26	5	92.010		7.99	12/19/2008	1845
0.05	0.05	2060	53	533	6	The Sign of Zodiac	43161314	5020182	26	6	92.180		7.82	12/19/2008	1846
0.05	0.05	2061	53	533	7	Avalanche of Cash	43161312	5020183	26	7	92.000		8.00	12/19/2008	1849
0.05	0.05	2062	53	533	8	Deal or not Deal	43161316	5020184	26	8	92.020		7.98	12/19/2008	1850
0.05	0.05	2063	53	533	9	Gypsy Fortune	43161317	5020185	26	9	92.010		7.99	12/19/2008	1854
0.05	0.05	2064	53	533	10	Bella Venezia	43161320	5020186	26	10	92.010		7.99	12/19/2008	1855
0.05	0.05	2288	53	534	1	Cleopatra	1175309	5021616	32	11	92.500		7.50	1/17/2008	1851
0.05	0.05	2289	53	534	2	Enchanted Unicorn	1174869	5021617	32	12	92.500		7.50	1/17/2008	1852
0.05	0.05	2290	53	534	3	Tailgate Party	1174887	5021618	32	13	92.520		7.48	1/17/2008	1853
0.05	0.05	2304	60	601	1	Ms Little Green Men	1140655	5021658	97	11	94.040		5.96	7/17/2008	2154
0.05	0.05	2310	60	601	2	Buck Ahoy	1428641	5021866	97	12	92.567		7.43	7/25/2005	2166
0.05	0.05	2306	60	601	3	Double Diamond Run	1140658	5021660	97	13	93.990		6.01	7/17/2008	2155
0.05	0.05	2307	60	602	1	Ms Little Green Men	1140656	5021661	97	14	94.040		5.96	7/17/2008	2156
0.05	0.05	2311	60	602	2	Tabasco	1428646	5021867	97	15	92.313		7.69	7/25/2005	2167
0.05	0.05	2309	60	602	3	Double Diamond Run	1140659	5021663	97	16	93.990		6.01	7/17/2008	2157
0.05	0.05	2123	60	603	1	Texas Tea	1175453	5021290	99	1	90.010		9.99	6/11/2007	1498
0.05	0.05	2278	60	603	2	Antique Appraisal	1175276	5021598	99	2	90.010		9.99	10/11/2007	1483
0.05	0.05	2279	60	603	3	Money Storm	1175287	5021599	99	3	90.020		9.98	10/11/2007	1484
0.05	0.05	2280	60	603	4	Frequent Flyer Bonus Bucks	1175728	5021600	99	4	90.010		9.99	10/11/2007	1485
0.05	0.05	2281	60	603	5	Ghost Island	1175730	5021601	99	5	90.000		10.00	10/11/2007	1486
0.05	0.05	2274	60	603	6	The Frog Prince	1174550	5021925	99	6	90.030		9.97	10/11/2007	1479
0.05	0.05	2275	60	603	7	State Fair	1174559	5021595	99	7	90.000		10.00	10/11/2007	1480
0.05	0.05	2276	60	603	8	Enchanted Unicorn	1174859	5021596	99	8	90.030		9.97	10/11/2007	1481
0.05	0.05	2277	60	603	9	Buffet Manía	1174870	5021597	99	9	90.070		9.93	10/11/2007	1482
0.05	0.05	2122	60	603	10	Rich Girl	1174555	5021287	99	10	90.040		9.96	6/11/2007	1497
0.05	0.05	2100	60	604	1	Catch a Wave	1175297	5021294	98	1	90.020		9.98	6/11/2007	1211
0.05	0.05	2101	60	604	2	Elephant King	1175426	5021295	98	2	90.000		10.00	6/11/2007	1212
0.05	0.05	2102	60	604	3	Leopard Spots	1175472	5021296	98	3	90.030		9.97	6/11/2007	1213
0.05	0.05	2103	60	604	4	Little Green Men	1175432	5021297	98	4	90.020		9.98	6/11/2007	1214
0.05	0.05	2104	60	604	5	Frequent Flyer Bonus Bucks	1175727	5021304	98	5	90.010		9.99	6/11/2007	1215
0.05	0.05	2105	60	604	6	Creature from the Black Lagoon	1175285	5021305	98	6	90.030		9.97	6/11/2007	1216
0.05	0.05	2106	60	604	7	Rich Girl	1174893	5021306	98	7	90.040		9.96	6/11/2007	1217
0.05	0.05	2107	60	604	8	Elephant King	1175429	5021307	98	8	90.000		10.00	6/11/2007	1218
0.25	0.25	3354	60	605	1	Triple Double Diamond	1406654	5021803	98	9	90.040		9.96	2/20/2009	2158
0.25	0.25	3355	60	605	2	Black Cherry	1405406	5021804	98	10	91.040		8.96	2/20/2009	2159
0.25	0.25	3356	60	605	3	Wild Diamonds	1405902	5021805	98	11	87.570		12.43	2/20/2009	2160
0.25	0.25	3357	60	605	4	Five Times Pay	1405878	5021806	98	12	92.520		7.48	2/20/2009	2161
0.25	0.25	3358	60	605	5	Triple Double Diamond	1409035	5021807	98	13	90.040		9.96	2/20/2009	2162
0.25	0.25	3359	60	605	6	Ten Times Pay	1407299	5021808	98	14	87.510		12.49	2/20/2009	2163
0.25	0.25	3360	60	605	7	Double Black Tie	1405394	5021809	98	15	95.134		4.87	2/20/2009	2164
0.25	0.25	3361	60	605	8	Diamond Fives	1406639	5021810	98	16	90.050		9.95	2/20/2009	2165
MD	0.05	10563	60	606	1	Deep Pockets	1175465	5022404	99	11	90.860		9.14	6/11/2007	1493		90.03	90.03	92.52
MD	0.05	10564	60	607	1	Totally Puzzled	1175305	5022405	99	12	90.843		9.16	6/11/2007	1494		90.02	90.02	92.49
MD	0.05	10331	62	621	1	The Blue Brothers	V060878090	5022069	54	2	93.097		6.90	7/25/2005	2169		92.45	92.45	94.39
MD	0.05	10332	62	621	2	Queen of Cairo	V060878094	5022070	54	1	92.877		7.12	7/25/2005	2168		92.22	92.22	94.19
MD	0.05	10333	62	621	3	Hidden Richs	V060877117	5022071	54	8	92.863		7.14	7/25/2005	2175		92.17	92.17	94.25
MD	0.05	10334	62	621	4	Gold Gems	V060878084	5022072	54	7	92.673		7.33	7/25/2005	2174		91.97	91.97	94.08
MD	0.05	10335	62	621	5	Treasures of India	V060878103	5022073	54	3	92.807		7.19	7/25/2005	2170		92.18	92.18	94.06
MD	0.05	10336	62	621	6	Hidden Richs	V060878091	5022074	54	4	92.863		7.14	7/25/2005	2171		92.17	92.17	94.25
MD	0.05	10337	62	621	7	Boxcar	V060878085	5022075	54	5	92.830		7.17	7/25/2005	2172		92.24	92.24	94.01
MD	0.05	10338	62	621	8	Gift from the Gods	V060878102	5022076	54	6	92.550		7.45	7/25/2005	2173		91.90	91.90	93.85
MD	0.05	10055	62	622	1	Tabasco	1416251	5021192	27	10	90.080		9.92	7/25/2005	1758		90.08	90.08	90.08
MD	0.05	10025	62	622	2	Risque Business	1416095	5021169	27	8	90.030		9.97	7/25/2005	1756		90.03	90.03	90.03
MD	0.05	10026	62	622	3	Tabasco	1416252	5021170	27	7	90.080		9.92	7/25/2005	1755		90.08	90.08	90.08
MD	0.05	10027	62	622	4	Alien	1415536	5021171	27	6	90.000		10.00	7/25/2005	1754		90.00	90.00	90.00
MD	0.05	10028	62	622	5	Money Storm	1415820	5021172	27	5	90.020		9.98	7/25/2005	1753		90.02	90.02	90.02
MD	0.05	10039	62	622	6	Pharaoh’s Fortune	1416088	5021183	27	4	90.010		9.99	7/25/2005	1752		90.01	90.01	90.01
MD	0.05	10038	62	622	7	Alien	1415535	5021182	27	3	90.000		10.00	7/25/2005	1751		90.00	90.00	90.00
MD	0.05	10037	62	622	8	Money Storm	1415819	5021181	27	2	90.020		9.98	7/25/2005	1500		90.02	90.02	90.02
MD	0.05	10036	62	622	9	Risque Business	1416094	5021180	27	1	90.030		9.97	7/25/2005	1499		90.03	90.03	90.03
MD	0.05	10024	62	622	10	Alien	1415534	5021168	27	9	90.000		10.00	7/25/2005	1757		90.00	90.00	90.00
MD	0.02	10410	63	631	1	Pharaoh’s Fortune	943455	5022162	28	1	90.010		9.99	11/19/2009	1759	90.01	90.01	90.01
MD	0.02	10411	63	631	2	Pharaoh’s Fortune	1076062	5022163	28	2	90.010		9.99	11/19/2009	1760	90.01	90.01	90.01
MD	0.02	10412	63	631	3	Pharaoh’s Fortune	1155903	5022164	28	3	90.010		9.99	11/19/2009	1761	90.01	90.01	90.01
MD	0.02	10413	63	631	4	Pharaoh’s Fortune	1067190	5022165	28	4	90.010		9.99	11/19/2009	1762	90.01	90.01	90.01
MD	0.02	10414	63	631	5	Stinkin’ Rich	1052715	5022166	28	5	92.530		7.47	11/19/2009	1763	92.53	92.53	92.53

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	BillAcep	Mod BA	Printer	Progr	Eprom	Par Sheet	SAS	Manufac	Model	Type	Arq	Cabinet	Game Type	Color	Top Award	Trans	Type Coin	Hopper
MD	0.02	10415	63	631	6	Stinkin’ Rich	1155907	5022167	28	6	MEI	SC6602	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10416	63	631	7	Stinkin’ Rich	1155901	5022168	28	7	MEI	SC6602	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10417	63	631	8	Stinkin’ Rich	1270179	5022169	28	8	MEI	SC6602	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.10	10238	63	632	1	Enchanted Unicorn	1155902	5021822	29	1	MEI	SC6602	GEN-1	NO	I0000842	SI	5.2	IGT	i-Game+	20L 5c	Video	Round Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.10	10239	63	632	2	Red White & Blue	1270180	5021811	29	2	MEI	SC6602	GEN-1	NO	I0000958	SI	5.2	IGT	i-Game+	9L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.10	10240	63	632	3	Hoot Loot	1063083	5021812	29	3	MEI	SC6602	GEN-1	NO	I0001285	SI	5.2	IGT	i-Game+	20L 5c	Video	Round Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.10	10241	63	632	4	Coyote Moon	1067204	5021813	29	4	MEI	SC6602	GEN-1	NO	GK000565		5.2	IGT	i-Game+	40L 5c	Video	Round Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.10	10242	63	632	5	Wild Bear	1067202	5021814	29	5	MEI	SC6602	GEN-1	NO	I0000602	SI	5.2	IGT	i-Game+	15L 5c	Video	Round Top	Juego simple	Negro	75,000	0.01	Bill/Ticket	0
MD	0.10	10324	63	632	6	Mystical Mermaid	943464	5022050	29	6	MEI	SC6602	GEN-1	NO	I0001198	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.10	10244	63	632	7	Cops & Donuts	1067199	5021816	29	7	MEI	SC6602	GEN-1	NO	I0000745	Cover	5.2	IGT	i-Game+	20L 5c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.10	10245	63	632	8	Texas Tina	1270183	5021817	29	8	MEI	SC6602	GEN-1	NO	GKB00008		5.2	IGT	i-Game+	20L 5c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.10	10246	63	632	9	Super Sally Shrimpmanía	1270181	5021818	29	9	MEI	SC6602	GEN-1	NO	I0001303	SI	5.2	IGT	i-Game+	15L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.10	10247	63	632	10	Hexbreaker	1270178	5021819	29	10	MEI	SC6602	GEN-1	NO	I0000725	SI	5.2	IGT	i-Game+	13L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.10	10248	63	632	11	Phone Tag	1270184	5021820	29	11	MEI	SC6602	GEN-1	NO	I0000907	Cover	5.2	IGT	i-Game+	15L 5c	Video	Round Top	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
MD	0.10	10249	63	632	12	Turkey Shoot	943459	5021821	29	12	MEI	SC6602	GEN-1	NO	I0001148	SI	5.2	IGT	i-Game+	15L 5c	Video	Round Top	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
0.05	0.05	2196	63	633	1	Leopard Spots	1175458	5021917	34	1	JCM	WBA22	GEN-1	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2200	63	633	2	Catch a Wave	1174548	5021918	34	2	JCM	WBA22	GEN-1	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2201	63	633	3	Leopard Spots	1175467	5021919	34	3	JCM	WBA22	GEN-1	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2202	63	633	4	Cleopatra	1175319	5021920	34	4	JCM	WBA22	GEN-1	NO	I0000648		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2203	63	633	5	Double Diamond 2000	1175442	5021921	34	5	JCM	WBA22	GEN-1	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	80,000	0.05	Bill/Ticket	0
0.05	0.05	2292	63	633	6	Rich Girl	1174902	5021926	34	6	JCM	WBA22	GEN-1	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2295	63	633	7	Tailgate Party	1174546	5021927	34	7	JCM	WBA22	GEN-1	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2296	63	633	8	Cleopatra	1175318	5021928	34	8	JCM	WBA22	GEN-1	NO	I0000648		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.02	10308	63	634	1	Nurse Follies	1421339	5022034	53	1	MEI	SC6602	GEN-1	NO	I0001111		5.2	IGT	i-Game+	20L 10c	Video	Up Right	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10309	63	634	2	Cleopatra	1421695	5022035	53	2	MEI	SC6602	GEN-1	NO	I0000982		5.2	IGT	i-Game+	20L 10c	Video	Up Right	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10310	63	634	3	Alien	1421342	5022036	53	3	MEI	SC6602	GEN-1	NO	I0000949	SI	5.2	IGT	i-Game+	20L 10c	Video	Up Right	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10311	63	634	4	Snow Globes	1421654	5022037	53	4	MEI	SC6602	GEN-2	NO	I0001299		5.2	IGT	i-Game+	20L 10c	Video	Up Right	Juego simple	Marrón	500,000	0.01	Bill/Ticket	0
MD	0.02	10312	63	634	5	Wild Dolphins	1421661	5022038	53	5	MEI	SC6602	GEN-1	NO	I0001453		5.2	IGT	i-Game+	25L 10c	Video	Up Right	Juego simple	Marrón	200,000	0.01	Bill/Ticket	0
MD	0.02	10313	63	634	6	Hoot Loot	1421674	5022039	53	6	MEI	SC6602	GEN-1	NO	I0001537	SI	5.2	IGT	i-Game+	20L 10c	Video	Up Right	Juego simple	Marrón	200,000	0.01	Bill/Ticket	0
MD	0.02	10314	63	634	7	Mystical Mermaid	1421678	5022040	53	7	MEI	SC6602	GEN-2	NO	I0001198	SI	5.2	IGT	i-Game+	20L 10c	Video	Up Right	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
MD	0.02	10315	63	634	8	Totally Puzzled	1421685	5022041	53	8	MEI	SC6602	GEN-1	NO	I0000727		5.2	IGT	i-Game+	20L 10c	Video	Up Right	Juego simple	Marrón	200,000	0.01	Bill/Ticket	0
MD	0.02	10316	63	634	9	Pharaoh’s Fortune	1421686	5022042	53	9	MEI	SC6602	GEN-1	NO	I0001295	Cover	5.2	IGT	i-Game+	15L 10c	Video	Up Right	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10317	63	634	10	Deep Pockets	1421340	5022043	53	10	MEI	SC6602	GEN-1	NO	I0001389		5.2	IGT	i-Game+	25L 10c	Video	Up Right	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.10	10555	63	635	1	Multipoker	1409998	5022396	68	1	JCM	WBA22	GEN-1	SI	M0000530		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	9,400	0.01	Bill/Ticket	0
MD	0.10	10556	63	635	2	Multipoker	1409996	5022397	68	2	JCM	WBA22	GEN-1	SI	M0000530		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	9,400	0.01	Bill/Ticket	0
MD	0.10	10557	63	635	3	Multipoker	1135759	5022398	68	3	JCM	WBA22	GEN-1	SI	M0000530		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	9,400	0.01	Bill/Ticket	0
MD	0.10	10558	63	635	4	Multipoker	1135697	5022399	68	4	JCM	WBA22	GEN-1	SI	M0000530		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	9,400	0.01	Bill/Ticket	0
MD	0.10	10559	63	635	5	Multipoker	1134852	5022400	68	5	JCM	WBA22	GEN-1	SI	M0000530		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	9,400	0.01	Bill/Ticket	0
MD	0.10	10560	63	635	6	Multipoker	1135537	5022401	68	6	JCM	WBA22	GEN-1	SI	M0000530		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	9,400	0.01	Bill/Ticket	0
MD	0.10	10561	63	635	7	Multipoker	1135554	5022402	68	7	JCM	WBA22	GEN-1	SI	M0000530		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	9,400	0.01	Bill/Ticket	0
MD	0.10	10562	63	635	8	Multipoker	1135518	5022403	68	8	JCM	WBA22	GEN-1	SI	M0000530		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	9,400	0.01	Bill/Ticket	0
MD	0.10	10251	63	636	1	Sea Monkey	1421691	5021843	50	1	JCM	WBA22	GEN-2	NO	I0000998	SI	5.2	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
MD	0.10	10252	63	636	2	Terminator	1421652	5021844	50	2	JCM	WBA22	GEN-1	SI	I0000790	SI	5.2	IGT	i-Game+	25L 5c	Video	Up Right	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.10	10253	63	636	3	Pink Panther’s	1421345	5021845	50	3	JCM	WBA22	GEN-2	SI	I0000358	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Marrón	20,000	0.01	Bill/Ticket	0
MD	0.10	10254	63	636	4	It’s my Party	1421665	5021846	50	4	JCM	WBA22	GEN-2	SI	I0001287	SI	5.2	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Marrón	250,000	0.01	Bill/Ticket	0
MD	0.10	10255	63	636	5	Mystical Mermaid	1421679	5021847	50	5	JCM	WBA22	GEN-2	SI	I0001198	SI	5.2	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Marrón	25,000	0.01	Bill/Ticket	0
MD	0.10	10256	63	636	6	The Frog Prince	1421673	5021848	50	6	JCM	WBA22	GEN-2	SI	I0000851	SI	5.2	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
MD	0.10	10257	63	636	7	Sea Monkey	1421693	5021849	50	7	JCM	WBA22	GEN-2	NO	I0000998	SI	5.2	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
MD	0.10	10258	63	636	8	Pink Panther’s	1421343	5021850	50	8	JCM	WBA22	GEN-2	SI	I0000358	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Marrón	20,000	0.01	Bill/Ticket	0
MD	0.10	10259	63	636	9	Terminator	1421344	5021851	50	9	JCM	WBA22	GEN-2	SI	I0000790	SI	5.2	IGT	i-Game+	25L 5c	Video	Up Right	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.10	10260	63	636	10	It’s my Party	1421341	5021852	50	10	JCM	WBA22	GEN-2	SI	I0001287	SI	5.2	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Marrón	250,000	0.01	Bill/Ticket	0
MD	0.10	10261	63	636	11	Pharaoh’s Fortune	1421670	5021853	50	11	JCM	WBA22	GEN-2	SI	I0001295	Cover	5.2	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Marrón	10,000	0.01	Bill/Ticket	0
MD	0.05	10339	70	701	1	Gift from the Gods	V060878119	5022077	35	7	JCM	UBA10	GEN-1	NO	20328A	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10340	70	701	2	Lucky Luigi’s Pizzeria	V060367011	5022078	35	6	JCM	UBA10	GEN-1	NO	AVGLULU00100_01	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10341	70	701	3	The Blue Brothers	V060367010	5022079	35	5	JCM	UBA10	GEN-1	NO	AVGBBRS00100_01	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10342	70	701	4	Pirate’s Gold	V060367026	5022080	35	4	JCM	UBA10	GEN-1	NO	AVGPIGOENABX_00		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10343	70	701	5	Stone Age Cash	V060367021	5022081	35	3	JCM	UBA10	GEN-1	NO	AVGSTACENABX_01		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
MD	0.05	10344	70	701	6	Playboy	V060366991	5022082	35	1	JCM	UBA10	GEN-1	NO	AVGPBFG00100_00	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.02	10175	70	702	1	Lawmans Loot	9514	5021682	97	1	MEI	SC6607	GEN-1	NO	LALAM56US		5.0	Konami	Herculite	20L 50c	Video	Up Right	Juego simple	Negro	450,000	0.01	Bill/Ticket	0
MD	0.02	10176	70	702	2	White Russia	9504	5021683	97	2	MEI	SC6607	GEN-1	NO	WHRAM55US		5.0	Konami	Herculite	20L 50c	Video	Up Right	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.02	10177	70	702	3	Inspector Winmore	7285	5021684	97	3	MEI	SC6607	GEN-1	NO	INWAM55US		5.0	Konami	Herculite	10L 50c	Video	Up Right	Juego simple	Negro	500,000	0.01	Bill/Ticket	0
MD	0.02	10178	70	702	4	Lucky Leo	7292	5021685	97	4	MEI	SC6607	GEN-1	NO	LULAM55US		5.0	Konami	Herculite	10L 50c	Video	Up Right	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.02	10179	70	702	5	Hawaiian Dream	7288	5021686	97	5	MEI	SC6607	GEN-1	NO	HADAM55US		5.0	Konami	Herculite	10L 50c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10180	70	702	6	Hot Dawgs	7287	5021687	97	6	MEI	SC6607	GEN-1	NO	HODAM55US		5.0	Konami	Herculite	9L 50c	Video	Up Right	Juego simple	Negro	1,000,000	0.01	Bill/Ticket	0
MD	0.02	10181	70	702	7	African Treasure	7283	5021688	97	7	MEI	SC6607	GEN-1	NO	AFTAM58US		5.0	Konami	Herculite	10L 50c	Video	Up Right	Juego simple	Negro	400,000	0.01	Bill/Ticket	0
MD	0.02	10182	70	702	8	Buzzin Bee Band	9502	5021689	97	8	MEI	SC6607	GEN-1	NO	BBBA15US		5.0	Konami	Herculite	20L 50c	Video	Up Right	Juego simple	Negro	125,000	0.01	Bill/Ticket	0
MD	0.02	10183	70	702	9	King Arthur	9505	5021690	97	9	MEI	SC6607	GEN-1	NO	KIAAM71US		5.0	Konami	Herculite	10L 20c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10184	70	702	10	Mermaid Princess	7437	5021691	97	10	MEI	SC6607	GEN-1	NO	MEPAM73US		5.0	Konami	Herculite	10L 20c	Video	Up Right	Juego simple	Negro	400,000	0.01	Bill/Ticket	0
MD	0.05	10345	70	703	1	Queen of Cairo	V060878115	5022083	39	1	MEI	SC6607	GEN-1	NO	AVGQOFCNABX_01		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	125,000	0.01	Bill/Ticket	0
MD	0.05	10346	70	703	2	Winning Times	V060878095	5022084	39	2	MEI	SC6607	GEN-1	NO	AVGWTMS014IE_00	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10347	70	703	3	Ocean Dreams	V060878092	5022085	39	3	MEI	SC6607	GEN-1	NO	AVGOCDRENABX_01		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10348	70	703	4	Golden Times	V060878098	5022086	39	4	MEI	SC6607	GEN-1	NO	AVGGTMS00100_00		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10349	70	703	5	Hanky Panky	V060878083	5022087	39	5	MEI	SC6607	GEN-1	NO	AVGHKPKENABX_00	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10350	70	703	6	Treasures of India	V060878099	5022088	39	6	MEI	SC6607	GEN-1	NO	AVGTOFIENABX_00		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	75,000	0.01	Bill/Ticket	0
MD	0.05	10351	70	703	7	Hanky Panky	V060878116	5022089	39	7	MEI	SC6607	GEN-1	NO	AVGHKPKENABX_00	SI	5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10352	70	703	8	Ocean Dreams	V060878113	5022090	39	8	MEI	SC6607	GEN-1	NO	AVGOCDRENABX_01		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10353	70	703	9	Stone Age Cash	V060878111	5022091	39	9	MEI	SC6607	GEN-1	NO	AVGSTACENABX_01		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
MD	0.05	10354	70	703	10	Pirates Gold	V060878104	5022092	39	10	JCM	UBA10	GEN-1	NO	AVGPIGOENABX_00		5.2	Bally	Alpha	20L 5c	Video	Round Top	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
0.10	0.10	1130	70	704	1	Babooshka	11024521	5021530	55	10	JCM	WBA22	GEN-1	NO	P-BAB_A_A_CH_USA	Cover	5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.10	Bill/Ticket	0
0.10	0.10	1129	70	704	2	Atlantica	11024504	5021529	55	9	JCM	WBA22	GEN-1	NO	ATLA01-A-ZB-STD	Cover	5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.10	Bill/Ticket	0
0.10	0.10	1128	70	704	3	IC Money	11024517	5021528	55	8	JCM	WBA22	GEN-1	NO	P-ICM_A-J-XD-USA		5.2	Atronic	Cashline	9L 10c	Video	Round Top	Juego simple	Negro	100,000	0.10	Bill/Ticket	0
0.10	0.10	1127	70	704	4	Jumping Jackpots	11024509	5021527	55	7	JCM	WBA22	GEN-1	NO	JUJP01-A-ZA-STD	Cover	5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.10	Bill/Ticket	0
0.10	0.10	1126	70	704	5	The Sign of Zodiac	11024515	5021526	55	6	JCM	WBA22	GEN-1	NO	ZODI01-A-ZA-STD		5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	50,000	0.10	Bill/Ticket	0
0.10	0.10	1125	70	704	6	The Sign of Zodiac	11024516	5021525	55	5	JCM	WBA22	GEN-1	NO	ZODI01-A-ZA-STD		5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	50,000	0.10	Bill/Ticket	0
0.10	0.10	1124	70	704	7	Clowing Around	11024514	5021524	55	4	JCM	WBA22	GEN-1	NO	CLOW01-A-ZB-STD	Cover	5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.10	Bill/Ticket	0
0.10	0.10	1123	70	704	8	Mistery Mask	11024508	5021523	55	3	JCM	WBA22	GEN-1	NO	PHAN02-A-ZB-STD		5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.10	Bill/Ticket	0
0.10	0.10	1122	70	704	9	IC Money	11024518	5021522	55	2	JCM	WBA22	GEN-1	NO	P-ICM_A-J-XD-USA		5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.10	Bill/Ticket	0
0.10	0.10	1121	70	704	10	Atlantica	11024503	5021521	55	1	JCM	WBA22	GEN-1	NO	ATLA01-A-ZB-STD	Cover	5.2	Atronic	Cashline	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.10	Bill/Ticket	0
0.05	0.05	2139	70	705	1	Elephant King	1175428	5021323	37	8	JCM	WBA22	GEN-1	NO	I0000519	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2138	70	705	2	My Rich Uncle	1174522	5021322	37	7	JCM	WBA22	GEN-1	NO	I0000574	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2137	70	705	3	Rich Girl	1174896	5021321	37	6	JCM	WBA22	GEN-1	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2136	70	705	4	Neon Nights	1174542	5021320	37	5	JCM	WBA22	GEN-1	NO	I0000657		5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2135	70	705	5	Tailgate Party	1174875	5021319	37	4	JCM	WBA22	GEN-1	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2134	70	705	6	Enchanted Unicorn	1174853	5021318	37	3	JCM	WBA22	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	PB%	%Pgr	Hold%	Alta Sist	Oblea	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5
MD	0.02	10415	63	631	6	Stinkin’ Rich	1155907	5022167	28	6	92.530		7.47	11/19/2009	1764	92.53	92.53	92.53
MD	0.02	10416	63	631	7	Stinkin’ Rich	1155901	5022168	28	7	92.530		7.47	11/19/2009	1765	92.53	92.53	92.53
MD	0.02	10417	63	631	8	Stinkin’ Rich	1270179	5022169	28	8	92.530		7.47	11/19/2009	1766	92.53	92.53	92.53
MD	0.10	10238	63	632	1	Enchanted Unicorn	1155902	5021822	29	1	91.676		8.32	2/26/2009	1767			90.03	92.50	92.50
MD	0.10	10239	63	632	2	Red White & Blue	1270180	5021811	29	2	92.033		7.97	2/26/2009	1768			91.10	92.50	92.50
MD	0.10	10240	63	632	3	Hoot Loot	1063083	5021812	29	3	92.026		7.97	2/26/2009	1769			91.02	92.53	92.53
MD	0.10	10241	63	632	4	Coyote Moon	1067204	5021813	29	4	92.026		7.97	2/26/2009	1770			91.06	92.51	92.51
MD	0.10	10242	63	632	5	Wild Bear	1067202	5021814	29	5	92.030		7.97	2/26/2009	1771			91.01	92.54	92.54
MD	0.10	10324	63	632	6	Mystical Mermaid	943464	5022050	29	6	91.690		8.31	2/26/2009	1772			90.03	92.52	92.52
MD	0.10	10244	63	632	7	Cops & Donuts	1067199	5021816	29	7	91.996		8.00	2/26/2009	1773			91.01	92.49	92.49
MD	0.10	10245	63	632	8	Texas Tina	1270183	5021817	29	8	92.030		7.97	2/26/2009	1774			91.01	92.54	92.54
MD	0.10	10246	63	632	9	Super Sally Shrimpmanía	1270181	5021818	29	9	92.010		7.99	2/26/2009	1775			91.01	92.51	92.51
MD	0.10	10247	63	632	10	Hexbreaker	1270178	5021819	29	10	92.023		7.98	2/26/2009	1776			91.03	92.52	92.52
MD	0.10	10248	63	632	11	Phone Tag	1270184	5021820	29	11	92.016		7.98	2/26/2009	1777			91.05	92.50	92.50
MD	0.10	10249	63	632	12	Turkey Shoot	943459	5021821	29	12	92.083		7.92	2/26/2009	1778			91.25	92.50	92.50
0.05	0.05	2196	63	633	1	Leopard Spots	1175458	5021917	34	1	90.030		9.97	10/10/2008	1895
0.05	0.05	2200	63	633	2	Catch a Wave	1174548	5021918	34	2	90.020		9.98	10/10/2008	1896
0.05	0.05	2201	63	633	3	Leopard Spots	1175467	5021919	34	3	90.030		9.97	10/10/2008	1897
0.05	0.05	2202	63	633	4	Cleopatra	1175319	5021920	34	4	90.010		9.99	10/10/2008	1898
0.05	0.05	2203	63	633	5	Double Diamond 2000	1175442	5021921	34	5	90.020		9.98	10/10/2008	1899
0.05	0.05	2292	63	633	6	Rich Girl	1174902	5021926	34	6	90.040		9.96	10/10/2008	1900
0.05	0.05	2295	63	633	7	Tailgate Party	1174546	5021927	34	7	90.000		10.00	10/10/2008	1901
0.05	0.05	2296	63	633	8	Cleopatra	1175318	5021928	34	8	90.010		9.99	10/10/2008	1902
MD	0.02	10308	63	634	1	Nurse Follies	1421339	5022034	53	1	89.226		10.77	8/6/2009	1779	87.58	90.05	90.05
MD	0.02	10309	63	634	2	Cleopatra	1421695	5022035	53	2	89.166		10.83	8/6/2009	1780	87.48	90.01	90.01
MD	0.02	10310	63	634	3	Alien	1421342	5022036	53	3	89.173		10.83	8/6/2009	1781	87.50	90.01	90.01
MD	0.02	10311	63	634	4	Snow Globes	1421654	5022037	53	4	89.170		10.83	8/6/2009	1782	87.51	90.00	90.00
MD	0.02	10312	63	634	5	Wild Dolphins	1421661	5022038	53	5	89.180		10.82	8/6/2009	1783	87.52	90.01	90.01
MD	0.02	10313	63	634	6	Hoot Loot	1421674	5022039	53	6	90.020		9.98	8/6/2009	1784	90.02	90.02	90.02
MD	0.02	10314	63	634	7	Mystical Mermaid	1421678	5022040	53	7	89.210		10.79	8/6/2009	1785	87.57	90.03	90.03
MD	0.02	10315	63	634	8	Totally Puzzled	1421685	5022041	53	8	89.183		10.82	8/6/2009	1786	87.51	90.02	90.02
MD	0.02	10316	63	634	9	Pharaoh’s Fortune	1421686	5022042	53	9	89.176		10.82	8/6/2009	1787	87.51	90.01	90.01
MD	0.02	10317	63	634	10	Deep Pockets	1421340	5022043	53	10	89.190		10.81	8/6/2009	1788	87.51	90.03	90.03
MD	0.10	10555	63	635	1	Multipoker	1409998	5022396	68	1	96.560		3.44	7/12/2007	2099							96.40	96.80	96.80	96.70	96.10
MD	0.10	10556	63	635	2	Multipoker	1409996	5022397	68	2	96.560		3.44	7/12/2007	2100							96.40	96.80	96.80	96.70	96.10
MD	0.10	10557	63	635	3	Multipoker	1135759	5022398	68	3	96.560		3.44	7/12/2007	2101							96.40	96.80	96.80	96.70	96.10
MD	0.10	10558	63	635	4	Multipoker	1135697	5022399	68	4	96.560		3.44	7/12/2007	2102							96.40	96.80	96.80	96.70	96.10
MD	0.10	10559	63	635	5	Multipoker	1134852	5022400	68	5	96.560		3.44	7/12/2007	2103							96.40	96.80	96.80	96.70	96.10
MD	0.10	10560	63	635	6	Multipoker	1135537	5022401	68	6	96.560		3.44	7/12/2007	2104							96.40	96.80	96.80	96.70	96.10
MD	0.10	10561	63	635	7	Multipoker	1135554	5022402	68	7	96.560		3.44	7/12/2007	2108							96.40	96.80	96.80	96.70	96.10
MD	0.10	10562	63	635	8	Multipoker	1135518	5022403	68	8	96.560		3.44	7/12/2007	2109							96.40	96.80	96.80	96.70	96.10
MD	0.10	10251	63	636	1	Sea Monkey	1421691	5021843	50	1	92.500		7.50	4/1/2009	2111			92.50	92.50
MD	0.10	10252	63	636	2	Terminator	1421652	5021844	50	2	92.510		7.49	4/1/2009	2112			92.51	92.51
MD	0.10	10253	63	636	3	Pink Panther’s	1421345	5021845	50	3	92.540		7.46	4/1/2009	2113			92.54	92.54
MD	0.10	10254	63	636	4	It’s my Party	1421665	5021846	50	4	92.480		7.52	4/1/2009	2114			92.48	92.48
MD	0.10	10255	63	636	5	Mystical Mermaid	1421679	5021847	50	5	92.520		7.48	4/1/2009	2115			92.52	92.52
MD	0.10	10256	63	636	6	The Frog Prince	1421673	5021848	50	6	92.580		7.42	4/1/2009	2116			92.58	92.58
MD	0.10	10257	63	636	7	Sea Monkey	1421693	5021849	50	7	92.500		7.50	4/1/2009	2117			92.50	92.50
MD	0.10	10258	63	636	8	Pink Panther’s	1421343	5021850	50	8	92.540		7.46	4/1/2009	2118			92.54	92.54
MD	0.10	10259	63	636	9	Terminator	1421344	5021851	50	9	92.510		7.49	4/1/2009	2126			92.51	92.51
MD	0.10	10260	63	636	10	It’s my Party	1421341	5021852	50	10	92.480		7.52	4/1/2009	2127			92.48	92.48
MD	0.10	10261	63	636	11	Pharaoh’s Fortune	1421670	5021853	50	11	92.520		7.48	4/1/2009	2128			92.52	92.52
MD	0.05	10339	70	701	1	Gift from the Gods	V060878119	5022077	35	7	92.550		7.45	7/25/2005	1909		91.90	91.90	93.85
MD	0.05	10340	70	701	2	Lucky Luigi’s Pizzeria	V060367011	5022078	35	6	92.663		7.34	7/25/2005	1908		92.00	92.00	93.99
MD	0.05	10341	70	701	3	The Blue Brothers	V060367010	5022079	35	5	93.097		6.90	7/25/2005	1907		92.45	92.45	94.39
MD	0.05	10342	70	701	4	Pirate’s Gold	V060367026	5022080	35	4	92.780		7.22	7/25/2005	1906		92.10	92.10	94.14
MD	0.05	10343	70	701	5	Stone Age Cash	V060367021	5022081	35	3	92.707		7.29	7/25/2005	1905		92.02	92.02	94.08
MD	0.05	10344	70	701	6	Playboy	V060366991	5022082	35	1	93.097		6.90	7/25/2005	1903		92.45	92.45	94.39
MD	0.02	10175	70	702	1	Lawmans Loot	9514	5021682	97	1	91.360		8.64	8/15/2008	2144	90.16	91.96	91.96
MD	0.02	10176	70	702	2	White Russia	9504	5021683	97	2	91.293		8.71	8/15/2008	2145	90.20	91.84	91.84
MD	0.02	10177	70	702	3	Inspector Winmore	7285	5021684	97	3	91.453		8.55	8/15/2008	2146	90.04	92.16	92.16
MD	0.02	10178	70	702	4	Lucky Leo	7292	5021685	97	4	91.366		8.63	8/15/2008	2147	90.02	92.04	92.04
MD	0.02	10179	70	702	5	Hawaiian Dream	7288	5021686	97	5	91.306		8.69	8/15/2008	2148	90.02	91.95	91.95
MD	0.02	10180	70	702	6	Hot Dawgs	7287	5021687	97	6	90.586		9.41	8/15/2008	2149	89.22	91.27	91.27
MD	0.02	10181	70	702	7	African Treasure	7283	5021688	97	7	91.210		8.79	8/15/2008	2150	90.09	91.77	91.77
MD	0.02	10182	70	702	8	Buzzin Bee Band	9502	5021689	97	8	91.310		8.69	8/15/2008	2151	89.99	91.97	91.97
MD	0.02	10183	70	702	9	King Arthur	9505	5021690	97	9	91.390		8.61	8/15/2008	2152	90.19	91.99	91.99
MD	0.02	10184	70	702	10	Mermaid Princess	7437	5021691	97	10	91.353		8.65	8/15/2008	2153	90.08	91.99	91.99
MD	0.05	10345	70	703	1	Queen of Cairo	V060878115	5022083	39	1	92.877		7.12	7/25/2005	1940		92.22	92.22	94.19
MD	0.05	10346	70	703	2	Winning Times	V060878095	5022084	39	2	92.713		7.29	7/25/2005	1941		92.06	92.06	94.02
MD	0.05	10347	70	703	3	Ocean Dreams	V060878092	5022085	39	3	92.787		7.21	7/25/2005	1942		92.09	92.09	94.18
MD	0.05	10348	70	703	4	Golden Times	V060878098	5022086	39	4	92.783		7.22	7/25/2005	1943		92.11	92.11	94.13
MD	0.05	10349	70	703	5	Hanky Panky	V060878083	5022087	39	5	92.663		7.34	7/25/2005	1944		91.99	91.99	94.01
MD	0.05	10350	70	703	6	Treasures of India	V060878099	5022088	39	6	92.807		7.19	7/25/2005	1945		92.18	92.18	94.06
MD	0.05	10351	70	703	7	Hanky Panky	V060878116	5022089	39	7	92.660		7.34	7/25/2005	1946		91.99	91.99	94.00
MD	0.05	10352	70	703	8	Ocean Dreams	V060878113	5022090	39	8	92.787		7.21	7/25/2005	1947		92.09	92.09	94.18
MD	0.05	10353	70	703	9	Stone Age Cash	V060878111	5022091	39	9	92.707		7.29	7/25/2005	1948		92.02	92.02	94.08
MD	0.05	10354	70	703	10	Pirates Gold	V060878104	5022092	39	10	92.840		7.16	7/25/2005	1949		92.19	92.19	94.14
0.10	0.10	1130	70	704	1	Babooshka	11024521	5021530	55	10	88.200		11.80	7/11/2007	2185
0.10	0.10	1129	70	704	2	Atlantica	11024504	5021529	55	9	88.160		11.84	7/11/2007	2184
0.10	0.10	1128	70	704	3	IC Money	11024517	5021528	55	8	91.050		8.95	7/11/2007	2183
0.10	0.10	1127	70	704	4	Jumping Jackpots	11024509	5021527	55	7	88.010		11.99	7/11/2007	2182
0.10	0.10	1126	70	704	5	The Sign of Zodiac	11024515	5021526	55	6	88.040		11.96	7/11/2007	2181
0.10	0.10	1125	70	704	6	The Sign of Zodiac	11024516	5021525	55	5	88.040		11.96	7/11/2007	2180
0.10	0.10	1124	70	704	7	Clowing Around	11024514	5021524	55	4	88.170		11.83	7/11/2007	2179
0.10	0.10	1123	70	704	8	Mistery Mask	11024508	5021523	55	3	88.100		11.90	7/11/2007	2178
0.10	0.10	1122	70	704	9	IC Money	11024518	5021522	55	2	91.050		8.95	7/11/2007	2177
0.10	0.10	1121	70	704	10	Atlantica	11024503	5021521	55	1	88.160		11.84	7/11/2007	2176
0.05	0.05	2139	70	705	1	Elephant King	1175428	5021323	37	8	90.000		10.00	6/13/2007	1927
0.05	0.05	2138	70	705	2	My Rich Uncle	1174522	5021322	37	7	90.010		9.99	6/13/2007	1926
0.05	0.05	2137	70	705	3	Rich Girl	1174896	5021321	37	6	90.040		9.96	6/13/2007	1925
0.05	0.05	2136	70	705	4	Neon Nights	1174542	5021320	37	5	90.010		9.99	6/13/2007	1924
0.05	0.05	2135	70	705	5	Tailgate Party	1174875	5021319	37	4	90.000		10.00	6/13/2007	1923
0.05	0.05	2134	70	705	6	Enchanted Unicorn	1174853	5021318	37	3	90.030		9.97	6/13/2007	1922

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	BillAcep	Mod BA	Printer	Progr	Eprom	Par Sheet	SAS	Manufac	Model	Type	Arq	Cabinet	Game Type	Color	Top Award	Trans	Type Coin	Hopper
0.05	0.05	2133	70	705	7	Catch a Wave	1174539	5021317	37	2	JCM	WBA22	GEN-1	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2132	70	705	8	Rich Girl	1174891	5021316	37	1	JCM	WBA22	GEN-1	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.05	10565	71	711	1	Alien	1174890	5022406	90	1	MEI	SC6602	GEN-1	NO	I0000949	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10566	71	711	2	Jackpot Jewels	1175462	5022407	90	2	MEI	SC6602	GEN-1	NO	I0001145		5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10567	71	711	3	Money Storm	1174883	5022408	90	3	MEI	SC6602	GEN-1	NO	I0001105	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10568	71	711	4	Sea Monkey	1174872	5022409	90	4	MEI	SC6602	GEN-1	NO	I0000998	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
MD	0.05	10569	71	711	5	Mystical Mermaid	1174537	5022410	90	5	MEI	SC6602	GEN-1	NO	I0001198	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10570	71	711	6	Dragon’s Gold	1175424	5022411	90	6	MEI	SC6602	GEN-1	NO	I0001167		5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10571	71	711	7	It’s a Blast	1175311	5022412	90	7	MEI	SC6602	GEN-1	NO	I0001000		5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10572	71	711	8	Jackpot Jungle	1175284	5022413	90	8	MEI	SC6602	GEN-1	NO	I0002046		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	15,000	0.01	Bill/Ticket	0
MD	0.05	10573	71	711	9	Snow Globes	1174519	5022414	90	9	MEI	SC6602	GEN-1	NO	I0001299		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
MD	0.05	10574	71	711	10	The Frog Prince	1175300	5022415	90	10	MEI	SC6602	GEN-1	NO	I0001307		5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10575	71	711	11	Ghost Island	1174871	5022416	90	11	MEI	SC6602	GEN-1	NO	I0001360		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10576	71	711	12	Hexbreaker	1175433	5022417	90	12	MEI	SC6602	GEN-1	NO	I0000725	SI	5.0	IGT	i-Game+	13L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
0.05	0.05	2131	71	712	1	Double Diamond 2000	1175438	5021315	40	8	MEI	SC6602	GEN-1	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	80,000	0.05	Bill/Ticket	0
0.05	0.05	2130	71	712	2	My Rich Uncle	1174514	5021314	40	7	MEI	SC6602	GEN-1	NO	I0000574	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2129	71	712	3	Leopard Spots	1175463	5021929	40	6	MEI	SC6602	GEN-1	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2128	71	712	4	Cleopatra	1175322	5021312	40	5	MEI	SC6602	GEN-1	NO	I0000648		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2127	71	712	5	Cleopatra	1175314	5021311	40	4	MEI	SC6602	GEN-1	NO	I0000648		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2126	71	712	6	Frequent Flyer Bonus Bucks	1175729	5021310	40	3	MEI	SC6602	GEN-1	NO	I0001245		5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2125	71	712	7	Catch a Wave	1175293	5021309	40	2	MEI	SC6602	GEN-1	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2124	71	712	8	Enchanted Unicorn	1174534	5021308	40	1	MEI	SC6602	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0
MD	0.05	10066	71	713	1	Rakin It In	W2092246	5020660	41	1	JCM	WBA23	NO	NO	S509-000-5021A4		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10067	71	713	2	Wildernes	W2092129	5020661	41	2	JCM	WBA23	NO	NO	S513-000-5031A3		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10068	71	713	3	Quackers	W2091991	5020662	41	3	MEI	SC6607	NO	NO	S5011-000-5040		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10069	71	713	4	Rakin It In	W2092245	5020663	41	4	MEI	SC6607	NO	NO	S509-000-5021A4		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10399	71	713	5	Winning Bid	W2092166	5022147	41	5	MEI	SC6607	NO	NO	S526-000-1010		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10071	71	713	6	Keepin Up	W2092168	5020665	41	6	MEI	SC6607	NO	NO	S507-000-5021		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10397	71	713	7	Free Spin Frenzy	W2092165	5022145	41	7	MEI	SC6607	NO	NO	S565-000-1030		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	10,000	0.01	Bill/Ticket	0
MD	0.05	10073	71	713	8	Wildernes	W2092132	5020667	41	8	MEI	SC6607	NO	NO	S513-000-5031A3		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10074	71	713	9	Fairy’s Fortune	W2091960	5020668	41	9	MEI	SC6607	NO	NO	S529-000-5002A0		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10075	71	713	10	Rakin It In	W2092246	5020669	41	10	MEI	SC6607	NO	NO	S509-000-5021A4		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10398	71	713	11	Ring Quest	W2092164	5022146	41	11	MEI	SC6607	NO	NO	S528-000-1480		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10077	71	713	12	Wildernes	W2092131	5020671	41	12	MEI	SC6607	NO	NO	S513-000-5031A3		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10040	71	714	1	Robin Hood	W2092163	5021184	42	1	MEI	SC6607	NO	NO	S515_000_5041A3		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
MD	0.05	10041	71	714	2	Keepin up	W2092167	5021185	42	2	MEI	SC6607	NO	NO	S507_000_5021		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10042	71	714	3	Milk Money	W2092127	5021186	42	3	MEI	SC6607	NO	NO	S503-000-5031A7		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10043	71	714	4	Rakin It In	W2092247	5021187	42	4	MEI	SC6607	NO	NO	S509_000_5021A4		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10044	71	714	5	Fairy’s Fortune	W2091959	5021188	42	5	MEI	SC6607	NO	NO	S509_000_5002A0		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10045	71	714	6	Quackers	W2091990	5021189	42	6	MEI	SC6607	NO	NO	S5011-000-5040		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10046	71	714	7	Wildernes	W2092130	5021190	42	7	MEI	SC6607	NO	NO	S513_000_5031A3		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10047	71	714	8	Milk Money	W2092128	5021191	42	8	MEI	SC6607	NO	NO	S503-000-5031A7		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
1.00	1.00	4160	72	721	1	Triple Triple Diamond	1082755	5021771	43	1	MEI	SC6602	NO	NO	SS6765	SI	5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4161	72	721	2	Triple Cash	1082739	5021772	43	2	MEI	SC6602	NO	NO	LS006331		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4162	72	721	3	Triple Double Diamond	1082747	5021773	43	3	MEI	SC6602	NO	NO	SS7696	SI	5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	2,500	1.00	Token $1	400
1.00	1.00	4163	72	721	4	Hot Peppers	1082751	5021774	43	4	MEI	SC6602	NO	NO	LS013150		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4164	72	721	5	Triple Red White & Blue	1082744	5021775	43	5	MEI	SC6602	NO	NO	SS7552		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4165	72	721	6	Triple Double Wild Cherry	1082752	5021776	43	6	MEI	SC6602	NO	NO	LS019274		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	7,500	1.00	Token $1	400
1.00	1.00	4166	72	721	7	Triple Star	1063309	5021777	43	7	MEI	SC6602	NO	NO	LS012457		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	4,000	1.00	Token $1	400
1.00	1.00	4167	72	721	8	Double Black Tie	1063312	5021778	43	8	MEI	SC6602	NO	NO	SS4705		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	5,000	1.00	Token $1	400
1.00	1.00	4168	72	721	9	Cigar	1082749	5021779	43	9	MEI	SC6602	NO	NO	LS008571		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4169	72	721	10	Triple Double Red White & Blue	1063310	5021780	43	10	MEI	SC6602	NO	NO	LS014539		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4170	72	721	11	Five Times Pay	1063311	5021781	43	11	MEI	SC6602	NO	NO	SS6248	SI	5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4171	72	721	12	Wild Cherry	1405998	5021782	43	12	MEI	SC6602	NO	NO	LS013618		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4152	72	722	1	Triple Triple Diamond	1082745	5021763	44	1	MEI	SC6602	GEN-1	NO	SS6765	SI	5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Bill/Ticket	0
1.00	1.00	4153	72	722	2	Triple Cash	1063307	5021764	44	2	MEI	SC6602	GEN-1	NO	SS6332	SI	5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Bill/Ticket	0
1.00	1.00	4154	72	722	3	Triple Double Diamond	1082746	5021765	44	3	MEI	SC6602	GEN-1	NO	SS7696	SI	5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	2,500	1.00	Bill/Ticket	0
1.00	1.00	4155	72	722	4	Five Times Pay	1082743	5021766	44	4	MEI	SC6602	GEN-1	NO	SS6248	SI	5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Bill/Ticket	0
1.00	1.00	4156	72	722	5	White Ice	1082748	5021767	44	5	MEI	SC6602	GEN-1	NO	LS014017	SI	5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	15,000	1.00	Bill/Ticket	0
1.00	1.00	4157	72	722	6	Five Times Pay	1082742	5021768	44	6	MEI	SC6602	GEN-1	NO	SS6248	SI	5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Bill/Ticket	0
1.00	1.00	4158	72	722	7	Triple Diamond	1406479	5021769	44	7	MEI	SC6602	GEN-1	NO	LS013221	SI	5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	2,500	1.00	Bill/Ticket	0
1.00	1.00	4159	72	722	8	Ten Times Pay	1063313	5021770	44	8	MEI	SC6602	GEN-1	NO	LS008882	Cover	5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	20,000	1.00	Bill/Ticket	0
MD	0.02	10385	72	723	1	It’s my Party	1421700	5022131	66	1	MEI	SC6607	GEN-2	NO	I0001287		5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Marrón	25,000	0.01	Bill/Ticket	0
MD	0.02	10386	72	723	2	Double Bungah	1421702	5022132	66	2	MEI	SC6607	GEN-2	NO	GK001161		5.2	IGT	i-Game+	25L 10c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10387	72	723	3	Max Action	1421711	5022133	66	3	MEI	SC6607	GEN-2	NO	GK001404		5.2	IGT	i-Game+	40L 10c	Video	Round Top	Juego simple	Marrón	25,000	0.01	Bill/Ticket	0
MD	0.02	10388	72	723	4	Jewel of Arabia	1421706	5022134	66	4	MEI	SC6607	GEN-2	NO	GK000853		5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Marrón	40,000	0.01	Bill/Ticket	0
MD	0.02	10389	72	723	5	Money Storm	1421719	5022135	66	5	MEI	SC6607	GEN-2	NO	I0001105	SI	5.2	IGT	i-Game+	20L 5c	Video	Round Top	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
MD	0.02	10390	72	723	6	Welcome Home	1421722	5022136	66	6	MEI	SC6607	GEN-2	NO	GK000259		5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10391	72	723	7	Shinobi	1421709	5022137	66	7	MEI	SC6607	GEN-2	NO	GK000970		5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10392	72	723	8	Monster Mansion	1421718	5022138	66	8	MEI	SC6607	GEN-2	NO	I0000951		5.2	IGT	i-Game+	25L 10c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10393	72	723	9	Enchanted Unicorn	1421713	5022139	66	9	MEI	SC6607	GEN-2	NO	I0000743		5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
MD	0.02	10394	72	723	10	Ducks in a Row	1421721	5022140	66	10	MEI	SC6607	GEN-2	NO	GK000247		5.2	IGT	i-Game+	30L 10c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10395	72	723	11	Davinci Diamonds	1421703	5022141	66	11	MEI	SC6607	GEN-2	NO	GK001875		5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
MD	0.02	10396	72	723	12	Latino Machino	1421710	5022142	66	12	MEI	SC6607	GEN-2	NO	GK0001352		5.2	IGT	i-Game+	25L 10c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
1.00	1.00	4172	72	724	1	Triple Zesty Hot Peppers	1082753	5021801	45	1	MEI	SC6602	NO	NO	LS015649		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	6,000	1.00	Token $1	400
1.00	1.00	4173	72	724	2	White Stars	1082741	5021783	45	2	MEI	SC6602	NO	NO	LS014018		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	15,000	1.00	Token $1	400
1.00	1.00	4174	72	724	3	Double Diamond Deluxe	1082750	5021784	45	3	MEI	SC6602	NO	NO	LS014360		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	1,600	1.00	Token $1	400
1.00	1.00	4175	72	724	4	Triple Double Diamond	1082740	5021785	45	4	MEI	SC6602	NO	NO	LS007696		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	2,500	1.00	Token $1	400
1.00	1.00	4176	72	724	5	Double Diamond	1082754	5021786	45	5	MEI	SC6602	NO	NO	LS004244		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	1,600	1.00	Token $1	400
1.00	1.00	4177	72	724	6	Double Five Times Pay	1063314	5021787	45	6	MEI	SC6602	NO	NO	LS018878		5.2	IGT	S2000	2CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4178	72	724	7	S` More	1063302	5021788	45	7	MEI	SC6602	NO	NO	LS013846		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4179	72	724	8	Double Five Times Pay	1063306	5021789	45	8	MEI	SC6602	NO	NO	SS8579		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	15,000	1.00	Token $1	400
1.00	1.00	4180	72	724	9	Triple Red White & Blue	1063301	5021790	45	11	MEI	SC6602	NO	NO	LS007552		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	10,000	1.00	Token $1	400
1.00	1.00	4181	72	724	10	Crystal Sevens	1063300	5021802	45	12	MEI	SC6602	NO	NO	LS012590		5.2	IGT	S2000	3CMRS	Reels	Up Right	Juego simple	Marrón	15,000	1.00	Token $1	400
0.05	0.05	2223	72	725	1	My Rich Uncle	1174527	5021412	47	12	JCM	WBA22	GEN-1	NO	I0000574	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2222	72	725	2	Enchanted Unicorn	1174865	5021937	47	11	JCM	WBA22	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0
0.05	0.05	2221	72	725	3	Cops & Donuts	1174554	5021936	47	10	JCM	WBA22	GEN-1	NO	I0000745	Cover	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2220	72	725	4	Enchanted Unicorn	1174864	5021935	47	9	JCM	WBA22	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0
0.05	0.05	2219	72	725	5	Leopard Spots	1175454	5021934	47	8	JCM	WBA22	GEN-1	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2218	72	725	6	Cleopatra	1175308	5021407	47	7	JCM	WBA22	GEN-1	NO	I0000647	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2217	72	725	7	Enchanted Unicorn	1174867	5021933	47	6	JCM	WBA22	GEN-1	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	200,000	0.05	Bill/Ticket	0
0.05	0.05	2216	72	725	8	Rich Girl	1174900	5021405	47	5	JCM	WBA22	GEN-1	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2215	72	725	9	Catch a Wave	1175291	5021932	47	4	JCM	WBA22	GEN-1	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2214	72	725	10	My Rich Uncle	1174517	5021403	47	3	JCM	WBA22	GEN-1	NO	I0000574	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	PB%	%Pgr	Hold%	Alta Sist	Oblea	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5
0.05	0.05	2133	70	705	7	Catch a Wave	1174539	5021317	37	2	90.020		9.98	6/13/2007	1921
0.05	0.05	2132	70	705	8	Rich Girl	1174891	5021316	37	1	90.040		9.96	6/13/2007	1920
MD	0.05	10565	71	711	1	Alien	1174890	5022406	90	1	90.840		9.16	6/15/2007	2003		90.00	90.00	92.52
MD	0.05	10566	71	711	2	Jackpot Jewels	1175462	5022407	90	2	90.843		9.16	6/15/2007	2002		90.01	90.01	92.51
MD	0.05	10567	71	711	3	Money Storm	1174883	5022408	90	3	90.856		9.14	6/15/2007	2001		90.02	90.02	92.53
MD	0.05	10568	71	711	4	Sea Monkey	1174872	5022409	90	4	90.840		9.16	6/15/2007	2000		90.01	90.01	92.50
MD	0.05	10569	71	711	5	Mystical Mermaid	1174537	5022410	90	5	90.860		9.14	6/15/2007	1999		90.03	90.03	92.52
MD	0.05	10570	71	711	6	Dragon’s Gold	1175424	5022411	90	6	90.866		9.13	6/15/2007	1998		90.03	90.03	92.54
MD	0.05	10571	71	711	7	It’s a Blast	1175311	5022412	90	7	90.833		9.17	6/15/2007	1997		90.00	90.00	92.50
MD	0.05	10572	71	711	8	Jackpot Jungle	1175284	5022413	90	8	94.010		5.99	6/15/2007	1996		94.01	94.01	94.01
MD	0.05	10573	71	711	9	Snow Globes	1174519	5022414	90	9	90.833		9.17	6/15/2007	1995		90.00	90.00	92.50
MD	0.05	10574	71	711	10	The Frog Prince	1175300	5022415	90	10	90.816		9.18	6/15/2007	1994		89.97	89.97	92.51
MD	0.05	10575	71	711	11	Ghost Island	1174871	5022416	90	11	90.833		9.17	6/15/2007	1993		90.00	90.00	92.50
MD	0.05	10576	71	711	12	Hexbreaker	1175433	5022417	90	12	90.853		9.15	6/15/2007	1992		90.02	90.02	92.52
0.05	0.05	2131	71	712	1	Double Diamond 2000	1175438	5021315	40	8	90.020		9.98	6/13/2007	1967
0.05	0.05	2130	71	712	2	My Rich Uncle	1174514	5021314	40	7	90.010		9.99	6/13/2007	1966
0.05	0.05	2129	71	712	3	Leopard Spots	1175463	5021929	40	6	90.030		9.97	6/13/2007	1965
0.05	0.05	2128	71	712	4	Cleopatra	1175322	5021312	40	5	90.010		9.99	6/13/2007	1964
0.05	0.05	2127	71	712	5	Cleopatra	1175314	5021311	40	4	90.010		9.99	6/13/2007	1963
0.05	0.05	2126	71	712	6	Frequent Flyer Bonus Bucks	1175729	5021310	40	3	90.010		9.99	6/13/2007	1962
0.05	0.05	2125	71	712	7	Catch a Wave	1175293	5021309	40	2	90.020		9.98	6/13/2007	1961
0.05	0.05	2124	71	712	8	Enchanted Unicorn	1174534	5021308	40	1	90.030		9.97	6/13/2007	1960
MD	0.05	10066	71	713	1	Rakin It In	W2092246	5020660	41	1	92.333		7.67	7/25/2005	1368		92.00	92.00	93.00
MD	0.05	10067	71	713	2	Wildernes	W2092129	5020661	41	2	92.333		7.67	7/25/2005	1367		92.00	92.00	93.00
MD	0.05	10068	71	713	3	Quackers	W2091991	5020662	41	3	92.333		7.67	7/25/2005	1366		92.00	92.00	93.00
MD	0.05	10069	71	713	4	Rakin It In	W2092245	5020663	41	4	92.333		7.67	7/25/2005	1365		92.00	92.00	93.00
MD	0.05	10399	71	713	5	Winning Bid	W2092166	5022147	41	5	92.493		7.51	7/25/2005	1364		92.22	92.22	93.04
MD	0.05	10071	71	713	6	Keepin Up	W2092168	5020665	41	6	92.333		7.67	7/25/2005	1363		92.00	92.00	93.00
MD	0.05	10397	71	713	7	Free Spin Frenzy	W2092165	5022145	41	7	92.950		7.05	7/25/2005	1362		91.94	91.94	94.97
MD	0.05	10073	71	713	8	Wildernes	W2092132	5020667	41	8	92.333		7.67	7/25/2005	1361		92.00	92.00	93.00
MD	0.05	10074	71	713	9	Fairy’s Fortune	W2091960	5020668	41	9	92.333		7.67	7/25/2005	1360		92.00	92.00	93.00
MD	0.05	10075	71	713	10	Rakin It In	W2092246	5020669	41	10	92.333		7.67	7/25/2005	1359		92.00	92.00	93.00
MD	0.05	10398	71	713	11	Ring Quest	W2092164	5022146	41	11	92.393		7.61	7/25/2005	1358		92.06	92.06	93.06
MD	0.05	10077	71	713	12	Wildernes	W2092131	5020671	41	12	92.333		7.67	7/25/2005	1357		92.00	92.00	93.00
MD	0.05	10040	71	714	1	Robin Hood	W2092163	5021184	42	1	92.333		7.67	7/25/2005	1261		92.00	92.00	93.00
MD	0.05	10041	71	714	2	Keepin up	W2092167	5021185	42	2	92.333		7.67	7/25/2005	1260		92.00	92.00	93.00
MD	0.05	10042	71	714	3	Milk Money	W2092127	5021186	42	3	92.333		7.67	7/25/2005	1259		92.00	92.00	93.00
MD	0.05	10043	71	714	4	Rakin It In	W2092247	5021187	42	4	92.333		7.67	7/25/2005	1266		92.00	92.00	93.00
MD	0.05	10044	71	714	5	Fairy’s Fortune	W2091959	5021188	42	5	92.333		7.67	7/25/2005	1265		92.00	92.00	93.00
MD	0.05	10045	71	714	6	Quackers	W2091990	5021189	42	6	92.333		7.67	7/25/2005	1264		92.00	92.00	93.00
MD	0.05	10046	71	714	7	Wildernes	W2092130	5021190	42	7	92.333		7.67	7/25/2005	1263		92.00	92.00	93.00
MD	0.05	10047	71	714	8	Milk Money	W2092128	5021191	42	8	92.333		7.67	7/25/2005	1262		92.00	92.00	93.00
1.00	1.00	4160	72	721	1	Triple Triple Diamond	1082755	5021771	43	1	94.970		5.03	2/13/2009	2018
1.00	1.00	4161	72	721	2	Triple Cash	1082739	5021772	43	2	92.590		7.41	2/13/2009	2019
1.00	1.00	4162	72	721	3	Triple Double Diamond	1082747	5021773	43	3	92.490		7.51	2/13/2009	2020
1.00	1.00	4163	72	721	4	Hot Peppers	1082751	5021774	43	4	93.980		6.02	2/13/2009	2021
1.00	1.00	4164	72	721	5	Triple Red White & Blue	1082744	5021775	43	5	92.490		7.51	2/13/2009	2022
1.00	1.00	4165	72	721	6	Triple Double Wild Cherry	1082752	5021776	43	6	94.010		5.99	2/13/2009	2023
1.00	1.00	4166	72	721	7	Triple Star	1063309	5021777	43	7	94.030		5.97	2/13/2009	2024
1.00	1.00	4167	72	721	8	Double Black Tie	1063312	5021778	43	8	92.540		7.46	2/13/2009	2025
1.00	1.00	4168	72	721	9	Cigar	1082749	5021779	43	9	92.520		7.48	2/13/2009	2026
1.00	1.00	4169	72	721	10	Triple Double Red White & Blue	1063310	5021780	43	10	93.980		6.02	2/13/2009	2027
1.00	1.00	4170	72	721	11	Five Times Pay	1063311	5021781	43	11	92.510		7.49	2/13/2009	2028
1.00	1.00	4171	72	721	12	Wild Cherry	1405998	5021782	43	12	94.030		5.97	2/13/2009	2029
1.00	1.00	4152	72	722	1	Triple Triple Diamond	1082745	5021763	44	1	94.970		5.03	2/11/2009	2030
1.00	1.00	4153	72	722	2	Triple Cash	1063307	5021764	44	2	90.030		9.97	2/11/2009	2031
1.00	1.00	4154	72	722	3	Triple Double Diamond	1082746	5021765	44	3	92.490		7.51	2/11/2009	2032
1.00	1.00	4155	72	722	4	Five Times Pay	1082743	5021766	44	4	92.510		7.49	2/11/2009	2033
1.00	1.00	4156	72	722	5	White Ice	1082748	5021767	44	5	94.010		5.99	2/11/2009	2034
1.00	1.00	4157	72	722	6	Five Times Pay	1082742	5021768	44	6	92.510		7.49	2/11/2009	2035
1.00	1.00	4158	72	722	7	Triple Diamond	1406479	5021769	44	7	94.000		6.00	2/11/2009	2036
1.00	1.00	4159	72	722	8	Ten Times Pay	1063313	5021770	44	8	94.010		5.99	2/11/2009	2037
MD	0.02	10385	72	723	1	It’s my Party	1421700	5022131	66	1	90.010		9.99	11/2/2009	1369	90.01	90.01	90.01
MD	0.02	10386	72	723	2	Double Bungah	1421702	5022132	66	2	90.480		9.52	11/2/2009	1370	90.48	90.48	90.48
MD	0.02	10387	72	723	3	Max Action	1421711	5022133	66	3	90.000		10.00	11/2/2009	1371	90.00	90.00	90.00
MD	0.02	10388	72	723	4	Jewel of Arabia	1421706	5022134	66	4	90.070		9.93	11/2/2009	1372	90.07	90.07	90.07
MD	0.02	10389	72	723	5	Money Storm	1421719	5022135	66	5	90.020		9.98	11/2/2009	1373	90.02	90.02	90.02
MD	0.02	10390	72	723	6	Welcome Home	1421722	5022136	66	6	90.020		9.98	11/2/2009	1374	90.02	90.02	90.02
MD	0.02	10391	72	723	7	Shinobi	1421709	5022137	66	7	89.920		10.08	11/2/2009	1379	89.92	89.92	89.92
MD	0.02	10392	72	723	8	Monster Mansion	1421718	5022138	66	8	90.000		10.00	11/2/2009	1380	90.00	90.00	90.00
MD	0.02	10393	72	723	9	Enchanted Unicorn	1421713	5022139	66	9	90.030		9.97	11/2/2009	1381	90.03	90.03	90.03
MD	0.02	10394	72	723	10	Ducks in a Row	1421721	5022140	66	10	90.010		9.99	11/2/2009	1382	90.01	90.01	90.01
MD	0.02	10395	72	723	11	Davinci Diamonds	1421703	5022141	66	11	90.000		10.00	11/2/2009	1383	90.00	90.00	90.00
MD	0.02	10396	72	723	12	Latino Machino	1421710	5022142	66	12	90.000		10.00	11/2/2009	1384	90.00	90.00	90.00
1.00	1.00	4172	72	724	1	Triple Zesty Hot Peppers	1082753	5021801	45	1	94.000		6.00	2/18/2009	2038
1.00	1.00	4173	72	724	2	White Stars	1082741	5021783	45	2	92.510		7.49	2/16/2009	2039
1.00	1.00	4174	72	724	3	Double Diamond Deluxe	1082750	5021784	45	3	94.000		6.00	2/16/2009	2040
1.00	1.00	4175	72	724	4	Triple Double Diamond	1082740	5021785	45	4	92.490		7.51	2/16/2009	2041
1.00	1.00	4176	72	724	5	Double Diamond	1082754	5021786	45	5	94.010		5.99	2/16/2009	2042
1.00	1.00	4177	72	724	6	Double Five Times Pay	1063314	5021787	45	6	94.020		5.98	2/16/2009	2043
1.00	1.00	4178	72	724	7	S` More	1063302	5021788	45	7	92.530		7.47	2/16/2009	2044
1.00	1.00	4179	72	724	8	Double Five Times Pay	1063306	5021789	45	8	90.020		9.98	2/16/2009	2045
1.00	1.00	4180	72	724	9	Triple Red White & Blue	1063301	5021790	45	11	92.490		7.51	2/16/2009	2048
1.00	1.00	4181	72	724	10	Crystal Sevens	1063300	5021802	45	12	92.500		7.50	2/18/2009	2049
0.05	0.05	2223	72	725	1	My Rich Uncle	1174527	5021412	47	12	90.010		9.99	7/3/2007	2062
0.05	0.05	2222	72	725	2	Enchanted Unicorn	1174865	5021937	47	11	90.030		9.97	7/3/2007	2061
0.05	0.05	2221	72	725	3	Cops & Donuts	1174554	5021936	47	10	90.010		9.99	7/3/2007	2060
0.05	0.05	2220	72	725	4	Enchanted Unicorn	1174864	5021935	47	9	90.030		9.97	7/3/2007	2059
0.05	0.05	2219	72	725	5	Leopard Spots	1175454	5021934	47	8	90.030		9.97	7/3/2007	2058
0.05	0.05	2218	72	725	6	Cleopatra	1175308	5021407	47	7	90.020		9.98	7/3/2007	2057
0.05	0.05	2217	72	725	7	Enchanted Unicorn	1174867	5021933	47	6	90.030		9.97	7/3/2007	2056
0.05	0.05	2216	72	725	8	Rich Girl	1174900	5021405	47	5	90.040		9.96	7/3/2007	2055
0.05	0.05	2215	72	725	9	Catch a Wave	1175291	5021932	47	4	90.020		9.98	7/3/2007	2054
0.05	0.05	2214	72	725	10	My Rich Uncle	1174517	5021403	47	3	90.010		9.99	7/3/2007	2053

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	BillAcep	Mod BA	Printer	Progr	Eprom	Par Sheet	SAS	Manufac	Model	Type	Arq	Cabinet	Game Type	Color	Top Award	Trans	Type Coin	Hopper
0.05	0.05	2213	72	725	11	Cleopatra	1175320	5021931	47	2	JCM	WBA22	GEN-1	NO	I0000648		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2212	72	725	12	Cops & Donuts	1175288	5021930	47	1	JCM	WBA22	GEN-1	NO	I0000745	Cover	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2018	72	726	1	Lucky Larry Lobstermania	1409753	5020775	45	10	JCM	WBA23	NO	NO	SB000565	SI	5.2	IGT	Reel Touch	15L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2019	72	726	2	Buck Ahoy	1410479	5020776	45	9	JCM	WBA23	NO	NO	SB000566	SI	5.2	IGT	Reel Touch	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.10	10262	73	731	1	Game King	1135586	5021854	48	1	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10263	73	731	2	Game King	1135597	5021855	48	2	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10264	73	731	3	Game King	1135585	5021856	48	3	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10265	73	731	4	Game King	1135582	5021857	48	4	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10266	73	731	5	Game King	1135581	5021858	48	5	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10267	73	731	6	Game King	1135568	5021859	48	6	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10268	73	731	7	Game King	1135591	5021860	48	7	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10269	73	731	8	Game King	1134851	5021861	48	8	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10270	73	731	9	Game King	1409999	5021862	48	9	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10271	73	731	10	Game King	1407473	5021863	48	10	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10272	73	731	11	Game King	1409993	5021864	48	11	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10273	73	731	12	Game King	1409991	5021865	48	12	MEI	SC6602	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.10	10553	73	732	1	Game King	893799	5022386	48	14	MEI	SC6602	GEN-1	NO	M0001050		5.2	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	100,000	0.01	Bill/Ticket	0
MD	0.10	10554	73	732	2	Game King	893800	5022387	48	13	MEI	SC6602	GEN-1	NO	M0001050		5.2	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	100,000	0.01	Bill/Ticket	0
0.01	0.01	7511	73	733	1	Cleopatra II	1899354	5022228	49	1	MEI	SC6607	NO	SI	GK002809	SI	6.0	IGT	Trimline	25L 20c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token 25c	250
0.01	0.01	7512	73	733	2	Davinci Diamonds	1899367	5022229	49	2	MEI	SC6607	NO	SI	GK003066	SI	6.0	IGT	Trimline	25L 20c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token 25c	250
0.01	0.01	7513	73	733	3	Pharaoh’s Gold	1899357	5022230	49	3	MEI	SC6607	NO	SI	GK002783	SI	6.0	IGT	Trimline	25L 20c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token 25c	250
0.01	0.01	7514	73	733	4	Cleopatra	1899356	5022231	49	4	MEI	SC6607	NO	SI	GK002683	SI	6.0	IGT	Trimline	25L 20c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token 25c	250
0.01	0.01	7515	73	733	5	Wild Wolf	1899351	5022232	49	5	MEI	SC6607	NO	SI	GK003059	SI	6.0	IGT	Trimline	25L 20c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token 25c	250
0.01	0.01	7516	73	733	6	Cleopatra II	1899369	5022233	49	6	MEI	SC6607	NO	SI	GK002809	SI	6.0	IGT	Trimline	25L 20c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token 25c	250
0.01	0.01	7517	73	733	7	Davinci Diamonds	1899366	5022234	49	7	MEI	SC6607	NO	SI	GK003066	SI	6.0	IGT	Trimline	25L 20c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token 25c	250
0.01	0.01	7518	73	733	8	Pharaoh’s Gold	1899358	5022235	49	8	MEI	SC6607	NO	SI	GK002783	SI	6.0	IGT	Trimline	25L 20c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token 25c	250
0.01	0.01	7519	73	733	9	Cleopatra	1899365	5022236	49	9	MEI	SC6607	NO	SI	GK002683	SI	6.0	IGT	Trimline	25L 20c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token 25c	250
0.01	0.01	7520	73	733	10	Wild Wolf	1899359	5022237	49	10	MEI	SC6607	NO	SI	GK003059	SI	6.0	IGT	Trimline	25L 20c	Video	Up Right	Juego simple	Negro	500,000	0.01	Token 25c	250
MD	0.50	10167	73	734	1	Multipoker	1409990	5021674	68	9	JCM	WBA22	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.50	10168	73	734	2	Multipoker	1135691	5021675	68	10	JCM	WBA22	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.50	10169	73	734	3	Multipoker	1135690	5021676	68	11	JCM	WBA22	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
MD	0.50	10170	73	734	4	Multipoker	1409992	5021677	68	12	JCM	WBA22	GEN-1	NO	M0000811	SI	5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	4,000	0.01	Bill/Ticket	0
0.02	0.02	7070	73	735	1	Double Dolphins	MV036800	5022388	72	1	MEI	SC6602	GEN-1	NO	351011		5.2	Aristocrat	MKVI	20L 50c	Video	Round Top	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
0.02	0.02	7071	73	735	2	Wild Africa	MV036803	5022389	72	2	MEI	SC6602	GEN-1	NO	151030		5.2	Aristocrat	MKVI	9L 20c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
0.02	0.02	7072	73	735	3	Wild Cougar	MV036801	5022390	72	3	MEI	SC6602	GEN-1	NO	151324		5.2	Aristocrat	MKVI	9L 20c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
0.02	0.02	7073	73	735	4	White Water	MV036807	5022391	72	4	MEI	SC6602	GEN-1	NO	151075		5.2	Aristocrat	MKVI	20L 50c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
0.02	0.02	7074	73	735	5	The Game With No Name	MV036805	5022392	72	5	MEI	SC6602	GEN-1	NO	452501		5.2	Aristocrat	MKVI	5L 20c	Video	Round Top	Juego simple	Marrón	30,000	0.01	Bill/Ticket	0
0.02	0.02	7075	73	735	6	Money Tree	MV036806	5022393	72	6	MEI	SC6602	GEN-1	NO	251040		5.2	Aristocrat	MKVI	20L 50c	Video	Round Top	Juego simple	Marrón	25,000	0.01	Bill/Ticket	0
0.02	0.02	7076	73	735	7	Wild Africa	MV036804	5022394	72	7	MEI	SC6602	GEN-1	NO	151030		5.2	Aristocrat	MKVI	9L 20c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
0.02	0.02	7077	73	735	8	Wild Cougar	MV036802	5022395	72	8	MEI	SC6602	GEN-1	NO	151324		5.2	Aristocrat	MKVI	9L 20c	Video	Round Top	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10400	80	801	1	Money Storm	1182620	5022148	35	2	MEI	SC6602	GEN-1	NO	I0001105	SI	5.0	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10401	80	801	2	Antique Appraisal	1182623	5022149	35	8	MEI	SC6602	GEN-1	NO	I0000707	SI	5.0	IGT	i-Game+	15L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.02	10402	80	801	3	Lucky Larry Lobstermanía	1182618	5022150	35	9	MEI	SC6602	GEN-1	NO	I0000749	Cover	5.0	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10403	80	801	4	Fox ´n Hound	1182628	5022151	35	10	MEI	SC6602	GEN-1	NO	I0000723	SI	5.0	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	400,000	0.01	Bill/Ticket	0
MD	0.02	10404	80	801	5	Super Cherry	1182617	5022152	35	11	MEI	SC6602	GEN-1	NO	I0000832	SI	5.0	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
MD	0.02	10405	80	801	6	Money Storm	1182622	5022153	35	12	MEI	SC6602	GEN-1	NO	I0001105	SI	5.0	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10406	80	801	7	Antique Appraisal	1182631	5022154	35	13	MEI	SC6602	GEN-1	NO	I0000707	SI	5.0	IGT	i-Game+	15L 5c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.02	10407	80	801	8	Lucky Larry Lobstermanía	1182619	5022155	35	14	MEI	SC6602	GEN-1	NO	I0000749	Cover	5.0	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10408	80	801	9	Fox ´n Hound	1182630	5022156	35	15	MEI	SC6602	GEN-1	NO	I0000723	SI	5.0	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	400,000	0.01	Bill/Ticket	0
MD	0.02	10409	80	801	10	Super Cherry	1182629	5022157	35	16	MEI	SC6602	GEN-1	NO	I0000832	SI	5.0	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
MD	0.50	10151	80	802	1	PLATINUM ROULETTE	9207	5021619	20	1	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10152	80	802	2	PLATINUM ROULETTE	9206	5021620	20	2	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10153	80	802	3	PLATINUM ROULETTE	9205	5021621	20	3	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10154	80	802	4	PLATINUM ROULETTE	9208	5021622	20	4	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10318	80	802	5	PLATINUM ROULETTE	9387	5022048	20	5	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10319	80	802	6	PLATINUM ROULETTE	9388	5022049	20	6	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10155	80	802	7	PLATINUM ROULETTE	9210	5021623	20	7	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10156	80	802	8	PLATINUM ROULETTE	9209	5021624	20	8	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10226	80	802	9	PLATINUM ROULETTE	9351	5021730	20	9	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10227	80	802	10	PLATINUM ROULETTE	9352	5021731	20	10	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10320	80	802	11	PLATINUM ROULETTE	9383	5022044	20	11	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	0.01	Bill/Ticket	0
MD	0.50	10321	80	802	12	PLATINUM ROULETTE	9384	5022045	20	12	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	0.01	Bill/Ticket	0
MD	0.50	10322	80	802	13	PLATINUM ROULETTE	9385	5022046	20	13	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	0.01	Bill/Ticket	0
MD	0.50	10323	80	802	14	PLATINUM ROULETTE	9386	5022047	20	14	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	0.01	Bill/Ticket	0
MD	0.25	10495	80	803	1	Mega Slot Roulette	09-0005	5022326	11	1	JCM	UBA10	GEN-2	NO	ARSARM404	No tiene	5.2	Sielcon	Slot Roulette	Ruleta	Video	Up Right	Juego simple	Negro	5,070	0.01	Bill/Ticket	0
MD	0.25	10496	80	803	2	Mega Slot Roulette	09-0006	5022327	11	2	JCM	UBA10	GEN-2	NO	ARSARM404	No tiene	5.2	Sielcon	Slot Roulette	Ruleta	Video	Up Right	Juego simple	Negro	5,070	0.01	Bill/Ticket	0
MD	0.25	10497	80	803	3	Mega Slot Roulette	09-0007	5022328	11	3	JCM	UBA10	GEN-2	NO	ARSARM404	No tiene	5.2	Sielcon	Slot Roulette	Ruleta	Video	Up Right	Juego simple	Negro	5,070	0.01	Bill/Ticket	0
MD	0.25	10498	80	803	4	Mega Slot Roulette	09-0008	5022329	11	4	JCM	UBA10	GEN-2	NO	ARSARM404	No tiene	5.2	Sielcon	Slot Roulette	Ruleta	Video	Up Right	Juego simple	Negro	5,070	0.01	Bill/Ticket	0
MD	0.25	10499	80	803	5	Mega Slot Roulette	09-0009	5022330	11	5	JCM	UBA10	GEN-2	NO	ARSARM404	No tiene	5.2	Sielcon	Slot Roulette	Ruleta	Video	Up Right	Juego simple	Negro	5,070	0.01	Bill/Ticket	0
MD	0.25	10500	80	803	6	Mega Slot Roulette	09-0010	5022331	11	6	JCM	UBA10	GEN-2	NO	ARSARM404	No tiene	5.2	Sielcon	Slot Roulette	Ruleta	Video	Up Right	Juego simple	Negro	5,070	0.01	Bill/Ticket	0
MD	0.25	10501	80	803	7	Mega Slot Roulette	09-0011	5022332	11	7	JCM	UBA10	GEN-2	NO	ARSARM404	No tiene	5.2	Sielcon	Slot Roulette	Ruleta	Video	Up Right	Juego simple	Negro	5,070	0.01	Bill/Ticket	0
MD	0.25	10502	80	803	8	Mega Slot Roulette	09-0012	5022333	11	8	JCM	UBA10	GEN-2	NO	ARSARM404	No tiene	5.2	Sielcon	Slot Roulette	Ruleta	Video	Up Right	Juego simple	Negro	5,070	0.01	Bill/Ticket	0
MD	0.25	10503	80	803	9	Mega Slot Roulette	09-0013	5022334	11	9	JCM	UBA10	GEN-2	NO	ARSARM404	No tiene	5.2	Sielcon	Slot Roulette	Ruleta	Video	Up Right	Juego simple	Negro	5,070	0.01	Bill/Ticket	0
MD	0.25	10504	80	803	10	Mega Slot Roulette	09-0014	5022335	11	10	JCM	UBA10	GEN-2	NO	ARSARM404	No tiene	5.2	Sielcon	Slot Roulette	Ruleta	Video	Up Right	Juego simple	Negro	5,070	0.01	Bill/Ticket	0
0.02	0.02	7030	80	804	1	Diamond Destiny	DX14597V	5021868	37	9	Ardac	Elite	GEN-1	NO	EHG1533		5.2	Aristocrat	MKV	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.02	Bill/Ticket	0
0.02	0.02	7031	80	804	2	Margarita Magic	DX14544V	5021869	37	10	Ardac	Elite	GEN-1	NO	EHG1559		5.2	Aristocrat	MKV	20L 10c	Video	Round Top	Juego simple	Negro	400,000	0.02	Bill/Ticket	0
0.02	0.02	7032	80	804	3	Dolphin Treasure	DX14588V	5021870	37	11	Ardac	Elite	GEN-1	NO	AHG1519		5.2	Aristocrat	MKV	20L 10c	Video	Round Top	Juego simple	Negro	600,000	0.02	Bill/Ticket	0
0.02	0.02	7033	80	804	4	Boot Scootin	DX14636V	5021871	37	12	Ardac	Elite	GEN-1	NO	AHG1547		5.2	Aristocrat	MKV	20L 10c	Video	Round Top	Juego simple	Negro	400,000	0.02	Bill/Ticket	0
0.02	0.02	7034	80	804	5	Unicorn Dreaming	DX14619V	5021872	37	13	Ardac	Elite	GEN-1	NO	BHG1584		5.2	Aristocrat	MKV	20L 10c	Video	Round Top	Juego simple	Negro	500,000	0.02	Bill/Ticket	0
0.02	0.02	7035	80	804	6	Wild Warrior	DX14707V	5021873	37	14	Ardac	Elite	GEN-1	NO	AHG1593		5.2	Aristocrat	MKV	20L 10c	Video	Round Top	Juego simple	Negro	200,000	0.02	Bill/Ticket	0
MD	0.02	10325	81	811	1	Mystical Mermaid	1018446	5022051	40	9	MEI	SC6602	GEN-1	NO	I0001198	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.02	10326	81	811	2	Wild Dolphins	1048708	5022052	40	10	MEI	SC6602	GEN-1	NO	I0001453		5.2	IGT	i-Game+	25L 10c	Video	Round Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.02	10327	81	811	3	Super Sally Shrimpmanía	1052713	5022053	40	11	MEI	SC6602	GEN-1	NO	I0001303	SI	5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10328	81	811	4	Sea Monkey	1018445	5022054	40	12	MEI	SC6602	GEN-1	NO	I0000998	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.02	10329	81	811	5	It’s my Party	1076073	5022055	40	13	MEI	SC6602	GEN-1	NO	I0001287	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
MD	0.02	10330	81	811	6	Wild Bear	1024376	5022056	40	14	MEI	SC6602	GEN-1	NO	I0000602	SI	5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	75,000	0.01	Bill/Ticket	0
0.05	0.05	2312	81	812	1	Double Diamond Run	1237110	5021980	42	9	MEI	SC6602	NO	NO	LS015935		5.0	IGT	S2000	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2313	81	812	2	Cleopatra	1237121	5021981	42	10	MEI	SC6602	NO	NO	LS013657		5.0	IGT	S2000	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2314	81	812	3	Double Diamond	1405745	5021982	42	11	MEI	SC6602	NO	NO	SB100354		5.0	IGT	S2000	9L 5c	Reels	Round Top	Juego simple	Negro	25,000	0.05	Bill/Ticket	0
0.05	0.05	2315	81	812	4	Enchanted Unicorn	1405747	5021983	42	12	MEI	SC6602	NO	NO	SB100475		5.0	IGT	S2000	9L 10c	Reels	Round Top	Juego simple	Negro	20,000	0.05	Bill/Ticket	0
0.05	0.05	2316	81	812	5	Triple Lucky Seven	1405748	5021984	42	13	MEI	SC6602	NO	NO	LS016145		5.0	IGT	S2000	9L 5c	Reels	Round Top	Juego simple	Negro	22,500	0.05	Bill/Ticket	0
0.05	0.05	2317	81	812	6	Double Diamond Run	1407017	5021985	42	14	MEI	SC6602	NO	NO	LS015935		5.0	IGT	S2000	9L 5c	Reels	Round Top	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	1.00	10287	81	813	1	PLATINUM ROULETTE	1002799376	5021887	38	7	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	1.00	10288	81	813	2	PLATINUM ROULETTE	1002799377	5021888	38	8	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	PB%	%Pgr	Hold%	Alta Sist	Oblea	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5
0.05	0.05	2213	72	725	11	Cleopatra	1175320	5021931	47	2	90.010		9.99	7/3/2007	2052
0.05	0.05	2212	72	725	12	Cops & Donuts	1175288	5021930	47	1	90.010		9.99	7/3/2007	2051
0.05	0.05	2018	72	726	1	Lucky Larry Lobstermania	1409753	5020775	45	10	92.507		7.49	7/25/2005	2047
0.05	0.05	2019	72	726	2	Buck Ahoy	1410479	5020776	45	9	92.567		7.43	7/25/2005	2046
MD	0.10	10262	73	731	1	Game King	1135586	5021854	48	1	94.290		5.71	4/27/2009	1219	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10263	73	731	2	Game King	1135597	5021855	48	2	94.290		5.71	4/27/2009	1220	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10264	73	731	3	Game King	1135585	5021856	48	3	94.290		5.71	4/27/2009	1221	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10265	73	731	4	Game King	1135582	5021857	48	4	94.290		5.71	4/27/2009	1222	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10266	73	731	5	Game King	1135581	5021858	48	5	94.290		5.71	4/27/2009	1223	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10267	73	731	6	Game King	1135568	5021859	48	6	94.290		5.71	4/27/2009	1224	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10268	73	731	7	Game King	1135591	5021860	48	7	94.290		5.71	4/27/2009	1225	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10269	73	731	8	Game King	1134851	5021861	48	8	94.290		5.71	4/27/2009	1226	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10270	73	731	9	Game King	1409999	5021862	48	9	94.290		5.71	4/27/2009	1227	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10271	73	731	10	Game King	1407473	5021863	48	10	94.290		5.71	4/27/2009	1228	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10272	73	731	11	Game King	1409993	5021864	48	11	94.290		5.71	4/27/2009	1229	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10273	73	731	12	Game King	1409991	5021865	48	12	94.290		5.71	4/27/2009	1230	94.80	95.30	95.55	94.65	93.74	93.74	93.75	93.88	93.76	93.75
MD	0.10	10553	73	732	1	Game King	893799	5022386	48	14	94.855		5.15	3/5/2010						92.65	92.54	92.61	96.15	96.87	96.38	96.79
MD	0.10	10554	73	732	2	Game King	893800	5022387	48	13	94.855		5.15	3/5/2010						92.65	92.54	92.61	96.15	96.87	96.38	96.79
0.01	0.01	7511	73	733	1	Cleopatra II	1899354	5022228	49	1	89.740	2.40	7.86	12/7/2009	1679
0.01	0.01	7512	73	733	2	Davinci Diamonds	1899367	5022229	49	2	89.740	2.40	7.86	12/7/2009	1693
0.01	0.01	7513	73	733	3	Pharaoh’s Gold	1899357	5022230	49	3	89.820	2.40	7.78	12/7/2009	1682
0.01	0.01	7514	73	733	4	Cleopatra	1899356	5022231	49	4	89.210	2.40	8.39	12/7/2009	1681
0.01	0.01	7515	73	733	5	Wild Wolf	1899351	5022232	49	5	89.740	2.40	7.86	12/7/2009	1676
0.01	0.01	7516	73	733	6	Cleopatra II	1899369	5022233	49	6	89.740	2.40	7.86	12/7/2009	1695
0.01	0.01	7517	73	733	7	Davinci Diamonds	1899366	5022234	49	7	89.740	2.40	7.86	12/7/2009	1692
0.01	0.01	7518	73	733	8	Pharaoh’s Gold	1899358	5022235	49	8	89.820	2.40	7.78	12/7/2009	1683
0.01	0.01	7519	73	733	9	Cleopatra	1899365	5022236	49	9	89.210	2.40	8.39	12/7/2009	1691
0.01	0.01	7520	73	733	10	Wild Wolf	1899359	5022237	49	10	89.740	2.40	7.86	12/7/2009	1684
MD	0.50	10167	73	734	1	Multipoker	1409990	5021674	68	9	97.297		2.70	7/30/2008	2105							97.90	96.80	97.19	97.30
MD	0.50	10168	73	734	2	Multipoker	1135691	5021675	68	10	97.297		2.70	7/30/2008	2106							97.90	96.80	97.19	97.30
MD	0.50	10169	73	734	3	Multipoker	1135690	5021676	68	11	97.297		2.70	7/30/2008	2107							97.90	96.80	97.19	97.30
MD	0.50	10170	73	734	4	Multipoker	1409992	5021677	68	12	97.297		2.70	7/30/2008	2110							97.90	96.80	97.19	97.30
0.02	0.02	7070	73	735	1	Double Dolphins	MV036800	5022388	72	1	90.010		9.99	10/21/2009	2119
0.02	0.02	7071	73	735	2	Wild Africa	MV036803	5022389	72	2	90.170		9.83	10/21/2009	2120
0.02	0.02	7072	73	735	3	Wild Cougar	MV036801	5022390	72	3	90.167		9.83	10/21/2009	2121
0.02	0.02	7073	73	735	4	White Water	MV036807	5022391	72	4	90.115		9.89	10/21/2009	2122
0.02	0.02	7074	73	735	5	The Game With No Name	MV036805	5022392	72	5	90.000		10.00	10/21/2009	2123
0.02	0.02	7075	73	735	6	Money Tree	MV036806	5022393	72	6	90.240		9.76	10/21/2009	2124
0.02	0.02	7076	73	735	7	Wild Africa	MV036804	5022394	72	7	90.170		9.83	10/21/2009	2125
0.02	0.02	7077	73	735	8	Wild Cougar	MV036802	5022395	72	8	90.170		9.83	10/21/2009	2129
MD	0.02	10400	80	801	1	Money Storm	1182620	5022148	35	2	90.020		9.98	7/24/2008	1950	90.02	90.02	90.02
MD	0.02	10401	80	801	2	Antique Appraisal	1182623	5022149	35	8	90.010		9.99	7/24/2008	1951	90.01	90.01	90.01
MD	0.02	10402	80	801	3	Lucky Larry Lobstermanía	1182618	5022150	35	9	90.000		10.00	7/24/2008	1952	90.00	90.00	90.00
MD	0.02	10403	80	801	4	Fox ´n Hound	1182628	5022151	35	10	90.010		9.99	7/24/2008	1953	90.01	90.01	90.01
MD	0.02	10404	80	801	5	Super Cherry	1182617	5022152	35	11	90.050		9.95	7/24/2008	1954	90.05	90.05	90.05
MD	0.02	10405	80	801	6	Money Storm	1182622	5022153	35	12	90.020		9.98	7/24/2008	1955	90.02	90.02	90.02
MD	0.02	10406	80	801	7	Antique Appraisal	1182631	5022154	35	13	90.010		9.99	7/24/2008	1956	90.01	90.01	90.01
MD	0.02	10407	80	801	8	Lucky Larry Lobstermanía	1182619	5022155	35	14	90.000		10.00	7/24/2008	1957	90.00	90.00	90.00
MD	0.02	10408	80	801	9	Fox ´n Hound	1182630	5022156	35	15	90.010		9.99	7/24/2008	1958	90.01	90.01	90.01
MD	0.02	10409	80	801	10	Super Cherry	1182629	5022157	35	16	90.050		9.95	7/24/2008	1959	90.05	90.05	90.05
MD	0.50	10151	80	802	1	PLATINUM ROULETTE	9207	5021619	20	1	97.300		2.70	2/29/2008	1432					97.30	97.30
MD	0.50	10152	80	802	2	PLATINUM ROULETTE	9206	5021620	20	2	97.300		2.70	2/29/2008						97.30	97.30
MD	0.50	10153	80	802	3	PLATINUM ROULETTE	9205	5021621	20	3	97.300		2.70	2/29/2008						97.30	97.30
MD	0.50	10154	80	802	4	PLATINUM ROULETTE	9208	5021622	20	4	97.300		2.70	2/29/2008						97.30	97.30
MD	0.50	10318	80	802	5	PLATINUM ROULETTE	9387	5022048	20	5	97.300		2.70	8/8/2009						97.30	97.30
MD	0.50	10319	80	802	6	PLATINUM ROULETTE	9388	5022049	20	6	97.300		2.70	8/8/2009						97.30	97.30
MD	0.50	10155	80	802	7	PLATINUM ROULETTE	9210	5021623	20	7	97.300		2.70	2/29/2008						97.30	97.30
MD	0.50	10156	80	802	8	PLATINUM ROULETTE	9209	5021624	20	8	97.300		2.70	2/29/2008						97.30	97.30
MD	0.50	10226	80	802	9	PLATINUM ROULETTE	9351	5021730	20	9	97.300		2.70	12/26/2008						97.30	97.30
MD	0.50	10227	80	802	10	PLATINUM ROULETTE	9352	5021731	20	10	97.300		2.70	12/26/2008						97.30	97.30
MD	0.50	10320	80	802	11	PLATINUM ROULETTE	9383	5022044	20	11	97.300		2.70	8/7/2009						97.30	97.30
MD	0.50	10321	80	802	12	PLATINUM ROULETTE	9384	5022045	20	12	97.300		2.70	8/7/2009						97.30	97.30
MD	0.50	10322	80	802	13	PLATINUM ROULETTE	9385	5022046	20	13	97.300		2.70	8/7/2009						97.30	97.30
MD	0.50	10323	80	802	14	PLATINUM ROULETTE	9386	5022047	20	14	97.300		2.70	8/7/2009						97.30	97.30
MD	0.25	10495	80	803	1	Mega Slot Roulette	09-0005	5022326	11	1	97.300		2.70	1/7/2010					97.30	97.30	97.30
MD	0.25	10496	80	803	2	Mega Slot Roulette	09-0006	5022327	11	2	97.300		2.70	1/7/2010					97.30	97.30	97.30
MD	0.25	10497	80	803	3	Mega Slot Roulette	09-0007	5022328	11	3	97.300		2.70	1/7/2010					97.30	97.30	97.30
MD	0.25	10498	80	803	4	Mega Slot Roulette	09-0008	5022329	11	4	97.300		2.70	1/7/2010					97.30	97.30	97.30
MD	0.25	10499	80	803	5	Mega Slot Roulette	09-0009	5022330	11	5	97.300		2.70	1/7/2010					97.30	97.30	97.30
MD	0.25	10500	80	803	6	Mega Slot Roulette	09-0010	5022331	11	6	97.300		2.70	1/7/2010					97.30	97.30	97.30
MD	0.25	10501	80	803	7	Mega Slot Roulette	09-0011	5022332	11	7	97.300		2.70	1/7/2010					97.30	97.30	97.30
MD	0.25	10502	80	803	8	Mega Slot Roulette	09-0012	5022333	11	8	97.300		2.70	1/7/2010					97.30	97.30	97.30
MD	0.25	10503	80	803	9	Mega Slot Roulette	09-0013	5022334	11	9	97.300		2.70	1/7/2010					97.30	97.30	97.30
MD	0.25	10504	80	803	10	Mega Slot Roulette	09-0014	5022335	11	10	97.300		2.70	1/7/2010					97.30	97.30	97.30
0.02	0.02	7030	80	804	1	Diamond Destiny	DX14597V	5021868	37	9	89.957		10.04	5/4/2009	1928
0.02	0.02	7031	80	804	2	Margarita Magic	DX14544V	5021869	37	10	90.146		9.85	5/4/2009	1929
0.02	0.02	7032	80	804	3	Dolphin Treasure	DX14588V	5021870	37	11	90.511		9.49	5/4/2009	1930
0.02	0.02	7033	80	804	4	Boot Scootin	DX14636V	5021871	37	12	90.012		9.99	5/4/2009	1931
0.02	0.02	7034	80	804	5	Unicorn Dreaming	DX14619V	5021872	37	13	90.017		9.98	5/4/2009	1932
0.02	0.02	7035	80	804	6	Wild Warrior	DX14707V	5021873	37	14	90.030		9.97	5/4/2009	1933
MD	0.02	10325	81	811	1	Mystical Mermaid	1018446	5022051	40	9	89.210		10.79	8/18/2009	1968	87.570	90.030	90.03
MD	0.02	10326	81	811	2	Wild Dolphins	1048708	5022052	40	10	89.180		10.82	8/18/2009	1969	87.520	90.010	90.01
MD	0.02	10327	81	811	3	Super Sally Shrimpmanía	1052713	5022053	40	11	89.176		10.82	8/18/2009	1970	87.510	90.010	90.01
MD	0.02	10328	81	811	4	Sea Monkey	1018445	5022054	40	12	89.176		10.82	8/18/2009	1971	87.510	90.010	90.01
MD	0.02	10329	81	811	5	It’s my Party	1076073	5022055	40	13	89.176		10.82	8/18/2009	1972	87.510	90.010	90.01
MD	0.02	10330	81	811	6	Wild Bear	1024376	5022056	40	14	89.186		10.81	8/18/2009	1973	87.500	90.030	90.03
0.05	0.05	2312	81	812	1	Double Diamond Run	1237110	5021980	42	9	90.000		10.00	7/22/2009	2012
0.05	0.05	2313	81	812	2	Cleopatra	1237121	5021981	42	10	90.440		9.56	7/22/2009	2013
0.05	0.05	2314	81	812	3	Double Diamond	1405745	5021982	42	11	90.050		9.95	7/22/2009	2014
0.05	0.05	2315	81	812	4	Enchanted Unicorn	1405747	5021983	42	12	90.110		9.89	7/22/2009	2015
0.05	0.05	2316	81	812	5	Triple Lucky Seven	1405748	5021984	42	13	90.030		9.97	7/22/2009	2016
0.05	0.05	2317	81	812	6	Double Diamond Run	1407017	5021985	42	14	90.000		10.00	7/22/2009	2017
MD	1.00	10287	81	813	1	PLATINUM ROULETTE	1002799376	5021887	38	7	97.300		2.70	5/28/2009	1934						97.30	97.30	97.30
MD	1.00	10288	81	813	2	PLATINUM ROULETTE	1002799377	5021888	38	8	97.300		2.70	5/28/2009	1935						97.30	97.30	97.30

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	BillAcep	Mod BA	Printer	Progr	Eprom	Par Sheet	SAS	Manufac	Model	Type	Arq	Cabinet	Game Type	Color	Top Award	Trans	Type Coin	Hopper
MD	1.00	10289	81	813	3	PLATINUM ROULETTE	1002799378	5021889	38	9	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	1.00	10290	81	813	4	PLATINUM ROULETTE	1002799379	5021890	38	10	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	1.00	10291	81	813	5	PLATINUM ROULETTE	1002799380	5021891	38	11	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	1.00	10292	81	813	6	PLATINUM ROULETTE	1002799381	5021892	38	12	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Bar Top	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.25	10190	82	821	1	Romantic Fortune	17287	5021692	60	1	MEI	SC6602	GEN-2	NO	ROFAM71US		5.0	Konami	K2V	20L 10c	Video	Up Right	Juego simple	Negro	5,000	0.01	Bill/Ticket	0
MD	0.25	10191	82	821	2	Neptune Kingdom II	W2060138	5021693	60	2	MEI	SC6602	GEN-1	NO	S853-000-103B4		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Marrón	7,500	0.01	Bill/Ticket	0
MD	0.25	10192	82	821	3	Treasure Diver	W2060164	5021694	60	3	MEI	SC6602	GEN-1	NO	S801-000-1010B4		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.25	10193	82	821	4	Lucky Fountain	17288	5021695	60	4	MEI	SC6602	GEN-2	NO	LUFAM71US		5.0	Konami	K2V	20L 10c	Video	Up Right	Juego simple	Negro	20,000	0.01	Bill/Ticket	0
MD	0.25	10194	82	822	1	Pharaoh’s Fortune	1421687	5021696	60	5	MEI	SC6602	GEN-2	NO	I0001295	Cover	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
MD	0.25	10195	82	822	2	Mystical Mermaid	1421681	5021697	60	6	MEI	SC6602	GEN-2	NO	I0001198	SI	5.2	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Marrón	25,000	0.01	Bill/Ticket	0
MD	0.25	10196	82	822	3	Alien	1421346	5021698	60	7	MEI	SC6602	GEN-2	NO	I0000949	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Marrón	200,000	0.01	Bill/Ticket	0
MD	0.25	10197	82	822	4	The Frog Prince	1421653	5021699	60	8	MEI	SC6602	GEN-2	NO	I0000576	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
MD	0.25	10198	82	822	5	Turkey Shoot	1421660	5021700	60	9	MEI	SC6602	GEN-2	NO	I0001824	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Marrón	125,000	0.01	Bill/Ticket	0
MD	0.25	10199	82	822	6	Enchanted Unicorn	1421647	5021701	60	10	MEI	SC6602	GEN-2	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Marrón	200,000	0.01	Bill/Ticket	0
MD	0.25	10200	82	822	7	Cleopatra	1421648	5021702	60	11	MEI	SC6602	GEN-2	NO	I0000648		5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
MD	0.25	10201	82	822	8	Lucky Larry Lobstermania	1421646	5021703	60	12	MEI	SC6602	GEN-2	NO	I0001027		5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Marrón	50,000	0.01	Bill/Ticket	0
0.25	0.25	3362	82	823	1	Gypsy Fortune	11034367	5021834	60	13	MEI	SC6602	GEN-2	NO	VENI01-F-MA-STD		5.2	Atronic	e-motion	21L 10c	Video	Up Right	Juego simple	Negro	100,000	0.25	Bill/Ticket	0
MD	0.25	10433	82	823	2	Game King	1224897	5022180	60	14	MEI	SC6602	GEN-2	NO	G0002214		5.2	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	8,000	0.01	Bill/Ticket	0
0.25	0.25	3363	82	823	3	Angels & Devils	11034371	5021835	60	15	MEI	SC6602	GEN-2	NO	ANDE01-F-MA-STD		5.2	Atronic	e-motion	21L 10c	Video	Up Right	Juego simple	Negro	100,000	0.25	Bill/Ticket	0
MD	0.25	10434	82	824	1	Roman Dinasty	W2060149	5022181	12	10	MEI	SC6602	GEN-1	NO	S942-000-1010B7		5.2	Williams	Blue Bird	30L 5c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.25	10435	82	824	2	Pyramid of King	W2060118	5022182	12	11	MEI	SC6602	GEN-1	NO	S771-000-1000B4		5.2	Williams	Blue Bird	20L 5c	Video	Up Right	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
MD	0.25	10436	82	824	3	Fortune Seeker	W2060102	5022183	12	12	MEI	SC6602	GEN-1	NO	S938-000-1070B9		5.2	Williams	Blue Bird	30L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.25	10437	82	824	4	Gusher	W2060126	5022184	12	13	MEI	SC6602	GEN-1	NO	S602-000-1020A0		5.2	Williams	Blue Bird	30L 5c	Video	Up Right	Juego simple	Negro	10,000	0.01	Bill/Ticket	0
MD	0.25	10438	82	824	5	Game of Dragon II	W2060117	5022185	12	14	MEI	SC6602	GEN-1	NO	SA23-000-1010B7		5.2	Williams	Blue Bird	30L 5c	Video	Up Right	Juego simple	Negro	7,500	0.01	Bill/Ticket	0
5.00	5.00	5014	82	825	1	Triple Double Stars	1069487	5021711	12	7	MEI	SC6602	GEN-2	NO	SB100272		5.2	IGT	S2000	2CMRS	Reels	Round Top	Juego simple	Negro	5,000	5.00	Bill/Ticket	0
5.00	5.00	5015	82	825	2	Triple Dollars	1069477	5021721	12	8	MEI	SC6602	GEN-2	NO	SS4787		5.2	IGT	S2000	3CMRS	Reels	Round Top	Juego simple	Negro	4,000	5.00	Bill/Ticket	0
5.00	5.00	5012	82	825	3	Tabasco	1069489	5021709	12	9	MEI	SC6602	GEN-2	NO	SB100027		5.2	IGT	S2000	3CMRS	Reels	Round Top	Juego simple	Negro	10,000	5.00	Bill/Ticket	0
10.00	10.00	6001	82	826	1	Wild and Lucky	1064234	5021831	12	4	MEI	SC6602	GEN-1	NO	SS4937		5.2	IGT	S2000	3CMRS	Reels	Round Top	Juego simple	Negro	10,000	5.00	Bill/Ticket	0
25.00	25.00	6500	82	826	2	Double Diamond Deluxe	1127754	5021833	12	5	MEI	SC6602	GEN-2	NO	LS004247		5.2	IGT	S2000	3CMRS	Reels	Round Top	Juego simple	Negro	2,500	5.00	Bill/Ticket	0
10.00	10.00	6003	82	826	3	Double Cherry Bar	1066372	5021832	12	6	MEI	SC6602	GEN-2	NO	SS4670		5.2	IGT	S2000	3CMRS	Reels	Round Top	Juego simple	Negro	4,000	5.00	Bill/Ticket	0
5.00	5.00	5016	82	827	1	Wild Cherry	1105008	5021712	12	1	MEI	SC6602	GEN-1	NO	SB100094		5.2	IGT	S2000	3CMRS	Reels	Round Top	Juego simple	Negro	10,000	5.00	Bill/Ticket	0
5.00	5.00	5017	82	827	2	Tabasco	1127706	5021713	12	2	MEI	SC6602	GEN-1	NO	SB100027		5.2	IGT	S2000	3CMRS	Reels	Round Top	Juego simple	Negro	10,000	5.00	Bill/Ticket	0
5.00	5.00	5018	82	827	3	Red White & Blue	1104999	5021714	12	3	MEI	SC6602	GEN-1	NO	SS3282	SI	5.2	IGT	S2000	3CMRS	Reels	Round Top	Juego simple	Negro	10,000	5.00	Bill/Ticket	0
MD	0.50	10481	90	901	1	PLATINUM ROULETTE	9421	5022312	62	1	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10482	90	901	2	PLATINUM ROULETTE	9422	5022313	62	2	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10483	90	901	3	PLATINUM ROULETTE	9423	5022314	62	3	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10484	90	901	4	PLATINUM ROULETTE	9424	5022315	62	4	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10485	90	901	5	PLATINUM ROULETTE	9425	5022316	62	5	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10486	90	901	6	PLATINUM ROULETTE	9426	5022317	62	6	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10487	90	901	7	PLATINUM ROULETTE	9427	5022318	62	7	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10488	90	901	8	PLATINUM ROULETTE	9428	5022319	62	8	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10489	90	901	9	PLATINUM ROULETTE	9429	5022320	62	9	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10490	90	901	10	PLATINUM ROULETTE	9430	5022321	62	10	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Plata	4,830	0.01	Bill/Ticket	0
MD	0.50	10491	90	901	11	PLATINUM ROULETTE	9431	5022322	62	11	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	0.01	Bill/Ticket	0
MD	0.50	10492	90	901	12	PLATINUM ROULETTE	9432	5022323	62	12	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	0.01	Bill/Ticket	0
MD	0.50	10493	90	901	13	PLATINUM ROULETTE	9433	5022324	62	13	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	0.01	Bill/Ticket	0
MD	0.50	10494	90	901	14	PLATINUM ROULETTE	9434	5022325	62	14	JCM	UBA10	GEN-2	NO	1.150.2.2.AR	No tiene	5.2	Sielcon	Platinum	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	0.01	Bill/Ticket	0
1.00	1.00	4182	90	902	1	Triple Diamond	1018740	5022302	100	1	MEI	SC6602	GEN-1	NO	SS4786	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	4,000	1.00	Bill/Ticket	0
1.00	1.00	4183	90	902	2	Triple Dollar	1018737	5022303	100	2	MEI	SC6602	GEN-1	NO	SS4786	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	4,000	1.00	Bill/Ticket	0
1.00	1.00	4184	90	902	3	Triple Jackpot	1018745	5022304	100	3	MEI	SC6602	GEN-1	NO	SS4786	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	4,000	1.00	Bill/Ticket	0
1.00	1.00	4185	90	902	4	Triple Diamond	1018708	5022305	100	4	MEI	SC6602	GEN-1	NO	SS4786	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	4,000	1.00	Bill/Ticket	0
1.00	1.00	4186	90	902	5	Triple Dollar	1018732	5022306	100	5	MEI	SC6602	GEN-1	NO	SS4786	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	4,000	1.00	Bill/Ticket	0
1.00	1.00	4187	90	902	6	Triple Jackpot	1018704	5022307	100	6	MEI	SC6602	GEN-1	NO	SS4786	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	4,000	1.00	Bill/Ticket	0
1.00	1.00	4188	90	902	7	Triple Diamond	1018723	5022308	100	7	MEI	SC6602	GEN-1	NO	SS4786	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	4,000	1.00	Bill/Ticket	0
1.00	1.00	4189	90	902	8	Triple Dollar	1018731	5022309	100	8	MEI	SC6602	GEN-1	NO	SS4786	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	4,000	1.00	Bill/Ticket	0
1.00	1.00	4190	90	902	9	Triple Jackpot	1018706	5022310	100	9	MEI	SC6602	GEN-1	NO	SS4786	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	4,000	1.00	Bill/Ticket	0
1.00	1.00	4191	90	902	10	Triple Diamond	1018744	5022311	100	10	MEI	SC6602	GEN-1	NO	SS4786	SI	5.2	IGT	S2000	3CMRS	Reels	Slant Top	Juego simple	Negro	4,000	1.00	Bill/Ticket	0
MD	0.02	10439	91	911	1	Chinny Chin Chins	11277	5022238	13	1	JCM	WBA23	GEN-1	NO	CCCAM5AUS		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	20,000	0.01	Bill/Ticket	0
MD	0.02	10440	91	911	2	Fearless Flyer	7282	5022239	13	2	JCM	WBA23	GEN-1	NO	FEFAM73US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	20,000	0.01	Bill/Ticket	0
MD	0.02	10441	91	911	3	Lotus Warrior	7297	5022240	13	3	JCM	WBA23	GEN-1	NO	LOWAM72US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
MD	0.02	10442	91	911	4	Underground Money	9513	5022241	13	4	JCM	WBA23	GEN-1	NO	UGMAM56US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	80,000	0.01	Bill/Ticket	0
MD	0.02	10443	91	911	5	Archer’s Leyend	7298	5022242	13	5	JCM	WBA23	GEN-1	NO	ARLAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.02	10444	91	911	6	Open 24/7	7439	5022243	13	6	JCM	WBA23	GEN-1	NO	TFSAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.02	10445	91	911	7	Day’s Off	11271	5022244	13	7	JCM	WBA23	GEN-1	NO	DAOAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.02	10446	91	911	8	Cash Infierno	7440	5022245	13	8	JCM	WBA23	GEN-1	NO	CAIAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10535	91	912	1	Wild Bear	1076098	5022368	103	1	MEI	SC6607	GEN-1	NO	I0000602	SI	5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	75,000	0.01	Bill/Ticket	0
MD	0.05	10536	91	912	2	Snow Globes	1024385	5022369	103	2	MEI	SC6607	GEN-1	NO	I0001299		5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	500,000	0.01	Bill/Ticket	0
MD	0.05	10537	91	912	3	Kenny Rogers	1018449	5022370	103	3	MEI	SC6607	GEN-1	NO	I0001354		5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10538	91	912	4	Phone Tag	1052714	5022371	103	4	MEI	SC6607	GEN-1	NO	I0000907	Cover	5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
MD	0.05	10539	91	912	5	Deep Pockets	1048498	5022372	103	5	MEI	SC6607	GEN-1	NO	I0001389		5.2	IGT	i-Game+	25L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10540	91	912	6	Dragon Gold	1052712	5022373	103	6	MEI	SC6607	GEN-1	NO	I0001167		5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10541	91	912	7	Used Cars	1131275	5022374	103	7	MEI	SC6607	GEN-1	NO	I0001153		5.2	IGT	i-Game+	9L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10542	91	912	8	Hoot Loot	1024389	5022375	103	8	MEI	SC6607	GEN-1	NO	I0001537	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.05	10543	91	912	9	Money Storm	1076074	5022376	103	9	MEI	SC6607	GEN-1	NO	I0001105	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10544	91	912	10	Stinkin’ Rich	1013625	5022377	103	10	MEI	SC6607	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10447	91	913	1	African Treasure	11265	5022246	63	1	JCM	WBA23	GEN-1	NO	AFTAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
MD	0.02	10448	91	913	2	Scar Fish	9512	5022247	63	2	JCM	WBA23	GEN-1	NO	SCFAMS5US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	750,000	0.01	Bill/Ticket	0
MD	0.02	10449	91	913	3	Day’s Off	11272	5022248	63	3	JCM	WBA23	GEN-1	NO	DAOAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.02	10450	91	913	4	Cash Crossing	9506	5022249	63	4	JCM	WBA23	GEN-1	NO	CACAM55US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10451	91	913	5	Solstice Gold	9503	5022250	63	5	JCM	WBA23	GEN-1	NO	SOGAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	80,000	0.01	Bill/Ticket	0
MD	0.02	10452	91	913	6	Lucky Leo	7296	5022251	63	6	JCM	WBA23	GEN-1	NO	LULAM55US		5.2	Konami	Herculite	10L 20c	Video	Up Right	Juego simple	Negro	80,000	0.01	Bill/Ticket	0
MD	0.02	10453	91	913	7	Cash Infierno	11268	5022252	63	7	JCM	WBA23	GEN-1	NO	CAIAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
MD	0.02	10454	91	913	8	Wild Magic	11267	5022253	63	8	JCM	WBA23	GEN-1	NO	WIMAM58US		5.2	Konami	Herculite	30L 10c	Video	Up Right	Juego simple	Negro	200,000	0.01	Bill/Ticket	0
0.05	0.05	2120	91	914	1	Double Diamond 2000	1175443	5021284	105	1	JCM	WBA22	GEN-1	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	80,000	0.05	Bill/Ticket	0
0.05	0.05	2121	91	914	2	State Fair	1174526	5021286	105	2	JCM	WBA22	GEN-1	NO	I0000694	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2282	91	914	3	Buffet Manía	1175283	5021910	105	3	MEI	SC6602	GEN-1	NO	I0000747	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	250,000	0.01	Bill/Ticket	0
0.05	0.05	2283	91	914	4	Leopard Spots	1175457	5021606	105	4	MEI	SC6602	GEN-1	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2284	91	914	5	Money Storm	1175282	5021605	105	5	MEI	SC6602	GEN-1	NO	I0001105	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
0.05	0.05	2285	91	914	6	Tailgate Party	1174885	5021911	105	6	MEI	SC6602	GEN-1	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2286	91	914	7	Creature from the Black Lagoon	1175281	5021912	105	7	MEI	SC6602	GEN-1	NO	I0000454	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
0.05	0.05	2287	91	914	8	Cleopatra	1175304	5021602	105	8	MEI	SC6602	GEN-1	NO	I0000647	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego simple	Negro	50,000	0.05	Bill/Ticket	0
MD	0.02	10455	91	915	1	Stinkin’ Rich	1048496	5022270	51	1	MEI	SC6602	GEN-1	NO	10001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10456	91	915	2	Lucky Larry Lobstermanía	1131276	5022271	51	2	MEI	SC6602	GEN-1	NO	I0000974		5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10457	91	915	3	Terminator	1076037	5022272	51	3	MEI	SC6602	GEN-1	NO	I0000790		5.2	IGT	i-Game+	25L 5c	Video	Round Top	Juego simple	Negro	25,000	0.01	Bill/Ticket	0

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	PB%	%Pgr	Hold%	Alta Sist	Oblea	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5
MD	1.00	10289	81	813	3	PLATINUM ROULETTE	1002799378	5021889	38	9	97.300		2.70	5/28/2009	1936						97.30	97.30	97.30
MD	1.00	10290	81	813	4	PLATINUM ROULETTE	1002799379	5021890	38	10	97.300		2.70	5/28/2009	1937						97.30	97.30	97.30
MD	1.00	10291	81	813	5	PLATINUM ROULETTE	1002799380	5021891	38	11	97.300		2.70	5/28/2009	1938						97.30	97.30	97.30
MD	1.00	10292	81	813	6	PLATINUM ROULETTE	1002799381	5021892	38	12	97.300		2.70	5/28/2009	1939						97.30	97.30	97.30
MD	0.25	10190	82	821	1	Romantic Fortune	17287	5021692	60	1	94.100		5.90	10/3/2008	1856				94.10	94.10
MD	0.25	10191	82	821	2	Neptune Kingdom II	W2060138	5021693	60	2	93.960		6.04	10/3/2008	1857				93.96	93.96
MD	0.25	10192	82	821	3	Treasure Diver	W2060164	5021694	60	3	93.840		6.16	10/3/2008	1858				93.84	93.84
MD	0.25	10193	82	821	4	Lucky Fountain	17288	5021695	60	4	94.060		5.94	10/3/2008	1859				94.06	94.06
MD	0.25	10194	82	822	1	Pharaoh’s Fortune	1421687	5021696	60	5	94.505		5.50	10/3/2008	1860				94.07	94.94
MD	0.25	10195	82	822	2	Mystical Mermaid	1421681	5021697	60	6	94.535		5.47	10/3/2008	1861				94.08	94.99
MD	0.25	10196	82	822	3	Alien	1421346	5021698	60	7	94.500		5.50	10/3/2008	1862				94.01	94.99
MD	0.25	10197	82	822	4	The Frog Prince	1421653	5021699	60	8	94.495		5.51	10/3/2008	1863				94.02	94.97
MD	0.25	10198	82	822	5	Turkey Shoot	1421660	5021700	60	9	94.490		5.51	10/3/2008	1864				93.99	94.99
MD	0.25	10199	82	822	6	Enchanted Unicorn	1421647	5021701	60	10	94.505		5.50	10/3/2008	1865				94.06	94.95
MD	0.25	10200	82	822	7	Cleopatra	1421648	5021702	60	11	94.515		5.49	10/3/2008	1866				94.01	95.02
MD	0.25	10201	82	822	8	Lucky Larry Lobstermania	1421646	5021703	60	12	94.495		5.51	10/3/2008	1867				94.00	94.99
0.25	0.25	3362	82	823	1	Gypsy Fortune	11034367	5021834	60	13	94.000		6.00	3/6/2009	1874
MD	0.25	10433	82	823	2	Game King	1224897	5022180	60	14	95.541		4.46	11/30/2009	1979	96.80	96.40	96.80	94.98	94.98	94.98	94.98	94.98	94.97
0.25	0.25	3363	82	823	3	Angels & Devils	11034371	5021835	60	15	94.000		6.00	3/6/2009	1876
MD	0.25	10434	82	824	1	Roman Dinasty	W2060149	5022181	12	10	93.860		6.14	11/30/2009	1974				93.86	93.86
MD	0.25	10435	82	824	2	Pyramid of King	W2060118	5022182	12	11	94.000		6.00	11/30/2009	1975				94.00	94.00
MD	0.25	10436	82	824	3	Fortune Seeker	W2060102	5022183	12	12	94.300		5.70	11/30/2009	1976				94.30	94.30
MD	0.25	10437	82	824	4	Gusher	W2060126	5022184	12	13	93.880		6.12	11/30/2009	1977				93.88	93.88
MD	0.25	10438	82	824	5	Game of Dragon II	W2060117	5022185	12	14	93.960		6.04	11/30/2009	1978				93.96	93.96
5.00	5.00	5014	82	825	1	Triple Double Stars	1069487	5021711	12	7	96.190		3.81	10/3/2008	1879
5.00	5.00	5015	82	825	2	Triple Dollars	1069477	5021721	12	8	90.010		9.99	10/3/2008	1880
5.00	5.00	5012	82	825	3	Tabasco	1069489	5021709	12	9	96.240		3.76	10/3/2008	1877
10.00	10.00	6001	82	826	1	Wild and Lucky	1064234	5021831	12	4	89.997		10.00	10/3/2008	1884
25.00	25.00	6500	82	826	2	Double Diamond Deluxe	1127754	5021833	12	5	92.580		7.42	10/3/2008	1873
10.00	10.00	6003	82	826	3	Double Cherry Bar	1066372	5021832	12	6	92.500		7.50	1/2/2009	1878
5.00	5.00	5016	82	827	1	Wild Cherry	1105008	5021712	12	1	96.230		3.77	10/3/2008	1881
5.00	5.00	5017	82	827	2	Tabasco	1127706	5021713	12	2	96.240		3.76	10/3/2008	1882
5.00	5.00	5018	82	827	3	Red White & Blue	1104999	5021714	12	3	90.180		9.82	10/3/2008	1883
MD	0.50	10481	90	901	1	PLATINUM ROULETTE	9421	5022312	62	1	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10482	90	901	2	PLATINUM ROULETTE	9422	5022313	62	2	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10483	90	901	3	PLATINUM ROULETTE	9423	5022314	62	3	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10484	90	901	4	PLATINUM ROULETTE	9424	5022315	62	4	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10485	90	901	5	PLATINUM ROULETTE	9425	5022316	62	5	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10486	90	901	6	PLATINUM ROULETTE	9426	5022317	62	6	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10487	90	901	7	PLATINUM ROULETTE	9427	5022318	62	7	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10488	90	901	8	PLATINUM ROULETTE	9428	5022319	62	8	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10489	90	901	9	PLATINUM ROULETTE	9429	5022320	62	9	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10490	90	901	10	PLATINUM ROULETTE	9430	5022321	62	10	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10491	90	901	11	PLATINUM ROULETTE	9431	5022322	62	11	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10492	90	901	12	PLATINUM ROULETTE	9432	5022323	62	12	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10493	90	901	13	PLATINUM ROULETTE	9433	5022324	62	13	97.300		2.70	1/6/2010						97.30	97.30	97.30
MD	0.50	10494	90	901	14	PLATINUM ROULETTE	9434	5022325	62	14	97.300		2.70	1/6/2010						97.30	97.30	97.30
1.00	1.00	4182	90	902	1	Triple Diamond	1018740	5022302	100	1	92.584		7.42	1/6/2010
1.00	1.00	4183	90	902	2	Triple Dollar	1018737	5022303	100	2	92.584		7.42	1/6/2010
1.00	1.00	4184	90	902	3	Triple Jackpot	1018745	5022304	100	3	92.584		7.42	1/6/2010
1.00	1.00	4185	90	902	4	Triple Diamond	1018708	5022305	100	4	92.584		7.42	1/6/2010
1.00	1.00	4186	90	902	5	Triple Dollar	1018732	5022306	100	5	92.584		7.42	1/6/2010
1.00	1.00	4187	90	902	6	Triple Jackpot	1018704	5022307	100	6	92.584		7.42	1/6/2010
1.00	1.00	4188	90	902	7	Triple Diamond	1018723	5022308	100	7	92.584		7.42	1/6/2010
1.00	1.00	4189	90	902	8	Triple Dollar	1018731	5022309	100	8	92.584		7.42	1/6/2010
1.00	1.00	4190	90	902	9	Triple Jackpot	1018706	5022310	100	9	92.584		7.42	1/6/2010
1.00	1.00	4191	90	902	10	Triple Diamond	1018744	5022311	100	10	92.584		7.42	1/6/2010
MD	0.02	10439	91	911	1	Chinny Chin Chins	11277	5022238	13	1	90.060		9.94	1/6/2010		90.060	90.060	90.060
MD	0.02	10440	91	911	2	Fearless Flyer	7282	5022239	13	2	90.090		9.91	1/6/2010		90.090	90.090	90.090
MD	0.02	10441	91	911	3	Lotus Warrior	7297	5022240	13	3	90.200		9.80	1/6/2010		90.200	90.200	90.200
MD	0.02	10442	91	911	4	Underground Money	9513	5022241	13	4	90.090		9.91	1/6/2010		90.090	90.090	90.090
MD	0.02	10443	91	911	5	Archer’s Leyend	7298	5022242	13	5	90.090		9.91	1/6/2010		90.090	90.090	90.090
MD	0.02	10444	91	911	6	Open 24/7	7439	5022243	13	6	90.090		9.91	1/6/2010		90.090	90.090	90.090
MD	0.02	10445	91	911	7	Day’s Off	11271	5022244	13	7	90.060		9.94	1/6/2010		90.060	90.060	90.060
MD	0.02	10446	91	911	8	Cash Infierno	7440	5022245	13	8	90.070		9.93	1/6/2010		90.070	90.070	90.070
MD	0.05	10535	91	912	1	Wild Bear	1076098	5022368	103	1	90.866		9.13	2/8/2010			90.030	90.030	92.540
MD	0.05	10536	91	912	2	Snow Globes	1024385	5022369	103	2	90.833		9.17	2/8/2010			90.000	90.000	92.500
MD	0.05	10537	91	912	3	Kenny Rogers	1018449	5022370	103	3	90.816		9.18	2/8/2010			89.970	89.970	92.510
MD	0.05	10538	91	912	4	Phone Tag	1052714	5022371	103	4	90.866		9.13	2/8/2010			90.050	90.050	92.500
MD	0.05	10539	91	912	5	Deep Pockets	1048498	5022372	103	5	90.860		9.14	2/8/2010			90.030	90.030	92.520
MD	0.05	10540	91	912	6	Dragon Gold	1052712	5022373	103	6	90.866		9.13	2/8/2010			90.030	90.030	92.540
MD	0.05	10541	91	912	7	Used Cars	1131275	5022374	103	7	90.846		9.15	2/8/2010			90.020	90.020	92.500
MD	0.05	10542	91	912	8	Hoot Loot	1024389	5022375	103	8	90.856		9.14	2/8/2010			90.020	90.020	92.530
MD	0.05	10543	91	912	9	Money Storm	1076074	5022376	103	9	90.856		9.14	2/8/2010			90.020	90.020	92.530
MD	0.05	10544	91	912	10	Stinkin’ Rich	1013625	5022377	103	10	92.530		7.47	2/8/2010			92.530	92.530	92.530
MD	0.02	10447	91	913	1	African Treasure	11265	5022246	63	1	90.090		9.91	1/6/2010		90.090	90.090	90.090
MD	0.02	10448	91	913	2	Scar Fish	9512	5022247	63	2	89.960		10.04	1/6/2010		89.960	89.960	89.960
MD	0.02	10449	91	913	3	Day’s Off	11272	5022248	63	3	90.060		9.94	1/6/2010		90.060	90.060	90.060
MD	0.02	10450	91	913	4	Cash Crossing	9506	5022249	63	4	90.070		9.93	1/6/2010		90.070	90.070	90.070
MD	0.02	10451	91	913	5	Solstice Gold	9503	5022250	63	5	90.090		9.91	1/6/2010		90.090	90.090	90.090
MD	0.02	10452	91	913	6	Lucky Leo	7296	5022251	63	6	90.020		9.98	1/6/2010		90.020	90.020	90.020
MD	0.02	10453	91	913	7	Cash Infierno	11268	5022252	63	7	90.070		9.93	1/6/2010		90.070	90.070	90.070
MD	0.02	10454	91	913	8	Wild Magic	11267	5022253	63	8	90.020		9.98	1/6/2010		90.020	90.020	90.020
0.05	0.05	2120	91	914	1	Double Diamond 2000	1175443	5021284	105	1	90.020		9.98	6/11/2007	1495
0.05	0.05	2121	91	914	2	State Fair	1174526	5021286	105	2	90.000		10.00	6/11/2007	1496
0.05	0.05	2282	91	914	3	Buffet Manía	1175283	5021910	105	3	90.070		9.93	10/24/2007	1487
0.05	0.05	2283	91	914	4	Leopard Spots	1175457	5021606	105	4	90.030		9.97	10/24/2007	1488
0.05	0.05	2284	91	914	5	Money Storm	1175282	5021605	105	5	90.020		9.98	10/24/2007	1489
0.05	0.05	2285	91	914	6	Tailgate Party	1174885	5021911	105	6	90.000		10.00	10/24/2007	1490
0.05	0.05	2286	91	914	7	Creature from the Black Lagoon	1175281	5021912	105	7	90.030		9.97	10/24/2007	1491
0.05	0.05	2287	91	914	8	Cleopatra	1175304	5021602	105	8	90.020		9.98	10/24/2007	1492
MD	0.02	10455	91	915	1	Stinkin’ Rich	1048496	5022270	51	1	92.530		7.47	1/6/2010	2211	92.530	92.530	92.530
MD	0.02	10456	91	915	2	Lucky Larry Lobstermanía	1131276	5022271	51	2	90.000		10.00	1/6/2010	2208	90.000	90.000	90.000
MD	0.02	10457	91	915	3	Terminator	1076037	5022272	51	3	89.510		10.49	1/6/2010	2213	89.510	89.510	89.510

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	BillAcep	Mod BA	Printer	Progr	Eprom	Par Sheet	SAS	Manufac	Model	Type	Arq	Cabinet	Game Type	Color	Top Award	Trans	Type Coin	Hopper
MD	0.02	10458	91	915	4	Alien	1048707	5022273	51	4	MEI	SC6602	GEN-1	NO	I0000949	SI	5.2	IGT	i-Game+	20L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10459	91	915	5	Stinkin’ Rich	1018447	5022274	51	5	MEI	SC6602	GEN-1	NO	I0001311		5.2	IGT	i-Game+	100L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10460	91	915	6	Lucky Larry Lobstermanía	1131274	5022275	51	6	MEI	SC6602	GEN-1	NO	I0000749		5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10461	91	915	7	Deep Pockets	1018448	5022276	51	7	MEI	SC6602	GEN-1	NO	I0001389		5.2	IGT	i-Game+	25L 10c	Video	Round Top	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.02	10462	91	915	8	Used Cars	1175292	5022277	51	8	MEI	SC6602	GEN-1	NO	I0000709		5.2	IGT	i-Game+	15L 10c	Video	Round Top	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10475	91	916	1	Gift from the Gods	V060367006	5022286	61	1	MEI	SC6602	GEN-1	NO	20328A		5.2	Bally	Alpha	20L 5c	Video	Up Right	Juego simple	Negro	100,000	0.01	Bill/Ticket	0
MD	0.05	10476	91	916	2	Queen of Cairo	V060366996	5022287	61	2	MEI	SC6602	GEN-1	NO	AVGQOFCNABX_01		5.2	Bally	Alpha	25L 5c	Video	Up Right	Juego simple	Negro	125,000	0.01	Bill/Ticket	0
MD	0.05	10477	91	916	3	The Blue Brothers	V060367007	5022288	61	3	MEI	SC6602	GEN-1	NO	AVGBBRS00100_01		5.2	Bally	Alpha	20L 5c	Video	Up Right	Juego simple	Negro	50,000	0.01	Bill/Ticket	0
MD	0.05	10478	91	916	4	Boxcar	V060366986	5022289	61	4	MEI	SC6602	GEN-1	NO	AVGBXBN00100_01		5.2	Bally	Alpha	25L 5c	Video	Up Right	Juego simple	Negro	25,000	0.01	Bill/Ticket	0
MD	0.05	10479	91	916	5	Stone Age Cash	V060878093	5022290	61	5	MEI	SC6602	GEN-1	NO	AVGSTACENABX_01		5.2	Bally	Alpha	25L 5c	Video	Up Right	Juego simple	Negro	150,000	0.01	Bill/Ticket	0
MD	0.05	10480	91	916	6	American Original	V060367001	5022291	61	6	JCM	UBA10	GEN-1	NO	AVGAMOG00100-01		5.2	Bally	Alpha	25L 5c	Video	Up Right	Juego simple	Negro	10,000	0.01	Bill/Ticket	0
MD	0.25	10463	91	917	1	Draw Poker	1131280	5022278	58	1	MEI	SC6602	GEN-1	NO	M0000648		5.2	IGT	Game King	Video Poker	Video	Round Top	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
MD	0.25	10464	91	917	2	Draw Poker	1409982	5022279	58	2	MEI	SC6602	GEN-1	NO	M0000648		5.2	IGT	Game King	Video Poker	Video	Round Top	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
MD	0.25	10465	91	917	3	Draw Poker	1131288	5022280	58	3	MEI	SC6602	GEN-1	NO	M0000648		5.2	IGT	Game King	Video Poker	Video	Round Top	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
MD	0.25	10466	91	917	4	Draw Poker	1131283	5022281	58	4	MEI	SC6602	GEN-1	NO	M0000648		5.2	IGT	Game King	Video Poker	Video	Round Top	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
MD	0.25	10467	91	917	5	Draw Poker	1131282	5022282	58	5	MEI	SC6602	GEN-1	NO	M0000648		5.2	IGT	Game King	Video Poker	Video	Round Top	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
MD	0.25	10468	91	917	6	Draw Poker	1131285	5022283	58	6	MEI	SC6602	GEN-1	NO	M0000648		5.2	IGT	Game King	Video Poker	Video	Round Top	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
MD	0.25	10469	91	917	7	Draw Poker	1131284	5022284	58	7	MEI	SC6602	GEN-1	NO	M0000648		5.2	IGT	Game King	Video Poker	Video	Round Top	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
MD	0.25	10470	91	917	8	Draw Poker	1131286	5022285	58	8	MEI	SC6602	GEN-1	NO	M0000648		5.2	IGT	Game King	Video Poker	Video	Round Top	Juego simple	Negro	40,000	0.01	Bill/Ticket	0
0.02	0.02	7064	91	918	1	Easter Island	MV022012	5022292	59	1	MEI	SC6602	GEN-1	NO	151079		5.2	Aristocrat	MKVI	20L 10c	Video	Round Top	Juego simple	Negro	30,000	0.02	Bill/Ticket	0
0.02	0.02	7065	91	918	2	Asian Princess	MV059041	5022293	59	2	MEI	SC6602	GEN-1	NO	352502		5.2	Aristocrat	MKVI	Reel Power	Video	Round Top	Juego simple	Negro	20,000	0.02	Bill/Ticket	0
0.02	0.02	7066	91	918	3	Paris Ligths	MV022010	5022294	59	3	MEI	SC6602	GEN-1	NO	251031		5.2	Aristocrat	MKVI	20L 10c	Video	Round Top	Juego simple	Marrón	50,000	0.02	Bill/Ticket	0
MD	0.02	10471	91	918	4	Gusher	W2060136	5022295	59	4	MEI	SC6602	GEN-1	NO	S771-000-1000B4		5.2	Williams	Blue Bird	30L 10c	Video	Up Right	Juego simple	Marrón	20,000	0.01	Bill/Ticket	0
MD	0.02	10472	91	918	5	Game of Dragon II	W2060144	5022296	59	5	MEI	SC6602	GEN-1	NO	S942-000-1010B7		5.2	Williams	Blue Bird	30L 10c	Video	Up Right	Juego simple	Marrón	15,000	0.01	Bill/Ticket	0
MD	0.02	10473	91	918	6	Fortune Seeker	W2060120	5022297	59	6	MEI	SC6602	GEN-1	NO	S938-000-1070B9		5.2	Williams	Blue Bird	30L 10c	Video	Up Right	Juego simple	Marrón	100,000	0.01	Bill/Ticket	0
MD	0.02	10474	91	918	7	Pyramid of the King	W2060150	5022298	59	7	MEI	SC6602	GEN-1	NO	S602-000-1020A0		5.2	Williams	Blue Bird	20L 10c	Video	Up Right	Juego simple	Marrón	500,000	0.01	Bill/Ticket	0
0.02	0.02	7067	91	918	8	Indian Princess	MV020165	5022299	59	8	MEI	SC6602	GEN-1	NO	252553		5.2	Aristocrat	MKVI	20L 10c	Video	Round Top	Juego simple	Negro	50,000	0.02	Bill/Ticket	0
0.02	0.02	7068	91	918	9	Double Dolphin	MV020163	5022300	59	9	MEI	SC6602	GEN-1	NO	371011		5.2	Aristocrat	MKVI	20L 10c	Video	Round Top	Juego simple	Negro	10,000	0.02	Bill/Ticket	0
0.02	0.02	7069	91	918	10	Hollywood Dreams	MV053626	5022301	59	10	MEI	SC6602	GEN-1	NO	251301		5.2	Aristocrat	MKVI	20L 10c	Video	Round Top	Juego simple	Negro	50,000	0.02	Bill/Ticket	0

Total		405													Total Par Sheets	424
						Ultimo Nro de UID otorgado	5022417								Porcentaje del total	49

Den	Base Den	SLOT	A	R	L	GAME	Serial #	# UID	CAD	MID	PB%	%Pgr	Hold%	Alta Sist	Oblea	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5
MD	0.02	10458	91	915	4	Alien	1048707	5022273	51	4	90.000		10.00	1/6/2010	2222	90.000	90.000	90.000
MD	0.02	10459	91	915	5	Stinkin’ Rich	1018447	5022274	51	5	92.530		7.47	1/6/2010	2209	92.530	92.530	92.530
MD	0.02	10460	91	915	6	Lucky Larry Lobstermanía	1131274	5022275	51	6	90.000		10.00	1/6/2010	2210	90.000	90.000	90.000
MD	0.02	10461	91	915	7	Deep Pockets	1018448	5022276	51	7	90.030		9.97	1/6/2010	2212	90.03	90.03	90.03
MD	0.02	10462	91	915	8	Used Cars	1175292	5022277	51	8	90.020		9.98	1/6/2010	2223	90.020	90.020	90.020
MD	0.05	10475	91	916	1	Gift from the Gods	V060367006	5022286	61	1	90.520		9.48	1/6/2010	2206		89.830	89.830	91.900
MD	0.05	10476	91	916	2	Queen of Cairo	V060366996	5022287	61	2	90.787		9.21	1/6/2010	1869		90.070	90.070	92.220
MD	0.05	10477	91	916	3	The Blue Brothers	V060367007	5022288	61	3	91.123		8.88	1/6/2010	1870		90.460	90.460	92.450
MD	0.05	10478	91	916	4	Boxcar	V060366986	5022289	61	4	90.753		9.25	1/6/2010	1871		90.010	90.010	92.240
MD	0.05	10479	91	916	5	Stone Age Cash	V060878093	5022290	61	5	90.800		9.20	1/6/2010	1872		90.190	90.190	92.020
MD	0.05	10480	91	916	6	American Original	V060367001	5022291	61	6	90.680		9.32	1/6/2010	1904		90.010	90.010	92.020
MD	0.25	10463	91	917	1	Draw Poker	1131280	5022278	58	1	96.163		3.84	1/6/2010	2197				96.163	96.163		96.163
MD	0.25	10464	91	917	2	Draw Poker	1409982	5022279	58	2	96.163		3.84	1/6/2010	2198				96.163	96.163		96.163
MD	0.25	10465	91	917	3	Draw Poker	1131288	5022280	58	3	96.163		3.84	1/6/2010	2204				96.163	96.163		96.163
MD	0.25	10466	91	917	4	Draw Poker	1131283	5022281	58	4	96.163		3.84	1/6/2010	2201				96.163	96.163		96.163
MD	0.25	10467	91	917	5	Draw Poker	1131282	5022282	58	5	96.163		3.84	1/6/2010	2202				96.163	96.163		96.163
MD	0.25	10468	91	917	6	Draw Poker	1131285	5022283	58	6	96.163		3.84	1/6/2010	2196				96.163	96.163		96.163
MD	0.25	10469	91	917	7	Draw Poker	1131284	5022284	58	7	96.163		3.84	1/6/2010	2205				96.163	96.163		96.163
MD	0.25	10470	91	917	8	Draw Poker	1131286	5022285	58	8	96.163		3.84	1/6/2010	2203				96.163	96.163		96.163
0.02	0.02	7064	91	918	1	Easter Island	MV022012	5022292	59	1	90.690		9.31	1/6/2010	2218	90.690
0.02	0.02	7065	91	918	2	Asian Princess	MV059041	5022293	59	2	90.007		9.99	1/6/2010		90.007
0.02	0.02	7066	91	918	3	Paris Ligths	MV022010	5022294	59	3	90.143		9.86	1/6/2010	2220	90.143
MD	0.02	10471	91	918	4	Gusher	W2060136	5022295	59	4	89.970		10.03	1/6/2010		89.970	89.970	89.970
MD	0.02	10472	91	918	5	Game of Dragon II	W2060144	5022296	59	5	89.990		10.01	1/6/2010		89.990	89.990	89.990
MD	0.02	10473	91	918	6	Fortune Seeker	W2060120	5022297	59	6	90.290		9.71	1/6/2010		90.290	90.290	90.290
MD	0.02	10474	91	918	7	Pyramid of the King	W2060150	5022298	59	7	90.000		10.00	1/6/2010		90.000	90.000	90.000
0.02	0.02	7067	91	918	8	Indian Princess	MV020165	5022299	59	8	90.106		9.89	1/6/2010	2214	90.106
0.02	0.02	7068	91	918	9	Double Dolphin	MV020163	5022300	59	9	90.009		9.99	1/6/2010		90.009
0.02	0.02	7069	91	918	10	Hollywood Dreams	MV053626	5022301	59	10	90.143		9.86	1/6/2010	2221	90.143

Total		405									92.29		7.65

						Ultimo Nro de UID otorgado	5022417

Casino Magic S.A
Annex 6.01 (xix)
Slots Machines — San Martin

Den	Base	Slot	A	R	L	Game Description	# Serie	# UID	CAD	MID	Bills	Mod BA	Progr	Eprom	Parsheet	SAS	Manufac	Model	Type	Arq	Cabinet	Tipo de Juego	Color	Top Award	Type Coin	Trans	Hopper
0.10	0.10	1022	1	15	1	Multipoker	1047200	5031022	2	5	JCM	WBA-23	SI	XMP00026		2.83	IGT	PE+	Poker	Video	Up Rigth	Multijuego	Rojo	4,000	Token 10c	0.10	200
0.10	0.10	1023	1	15	2	Multipoker	1047203	5031023	2	6	JCM	WBA-23	SI	XMP00026		2.83	IGT	PE+	Poker	Video	Up Rigth	Multijuego	Rojo	4,000	Token 10c	0.10	200
0.25	0.25	3010	1	17	5	Double Diamond	290077	5033010	3	12	NO		NO	SS3740	SI	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	2,500	Token 25c	0.25	250
0.25	0.25	3014	1	18	1	Haywire	290089	5033014	3	21	NO		NO	SS3734	SI	2.83	IGT	S+16	2CMRS	Reels	Up Rigth	Juego simple	Negro	1,600	Token 25c	0.25	250
0.25	0.25	3017	1	18	2	Playball	290098	5033017	3	14	NO		NO	SS3519	NO	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	5,000	Token 25c	0.25	250
0.25	0.25	3024	1	18	3	Double Diamond Deluxe	289972	5033024	3	10	NO		NO	SS4247	SI	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	2,500	Token 25c	0.25	250
0.25	0.25	3054	1	18	4	Bulls Eye	255367	5033054	3	20	NO		NO	SS4165	NO	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	10,000	Token 25c	0.25	250
0.25	0.25	3056	1	16	6	La Playa	319305	5033056	4	8	NO		NO	SS4956	SI	2.83	IGT	S+16	3CBRS	Reels	Up Rigth	Juego simple	Negro	5,000	Token 25c	0.25	250
0.25	0.25	3058	1	16	7	Cats`n Dogs	233441	5033058	4	7	NO		NO	SS4929		2.83	IGT	S+16	2CMRS	Reels	Up Rigth	Juego simple	Negro	5,000	Token 25c	0.25	250
0.25	0.25	3060	1	18	5	Double wild Cherry	318727	5033060	3	22	NO		NO	SS4325		2.83	IGT	S+16	2CMRS	Reels	Up Rigth	Juego simple	Negro	5,000	Token 25c	0.25	250
0.25	0.25	3061	1	18	6	Triple Diamond	289995	5033061	3	7	NO		NO	SS4780	SI	2.83	IGT	S+16	2CMRS	Reels	Up Rigth	Juego simple	Negro	2,500	Token 25c	0.25	250
0.25	0.25	3062	1	18	7	Double Diamond	290039	5033062	3	6	NO		NO	SS3633	SI	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	2,500	Token 25c	0.25	250
0.25	0.25	3063	1	18	8	Home Run	290114	5033063	3	24	NO		NO	SS3371		2.83	IGT	S+16	3CBRS	Reels	Up Rigth	Juego simple	Negro	5,000	Token 25c	0.25	250
0.25	0.25	3064	1	17	6	Double Diamond	290072	5033064	3	23	NO		NO	SS3742	SI	2.83	IGT	S+16	3LRS	Reels	Up Rigth	Juego simple	Negro	2,500	Token 25c	0.25	250
0.25	0.25	3065	1	16	4	Seven Seas	290001	5033065	4	10	NO		NO	SS3713	SI	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	5,000	Token 25c	0.25	250
0.25	0.25	3077	1	16	3	Black Jack	321258	5033077	4	11	NO		NO	SS3670	SI	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	10,000	Token 25c	0.25	250
0.25	0.25	3078	1	16	2	Gold Mountain	318742	5033078	4	12	NO		NO	SS3442	SI	2.83	IGT	S+16	2CMRS	Reels	Up Rigth	Juego simple	Negro	1,600	Token 25c	0.25	250
0.25	0.25	3081	1	15	3	Multipoker	1047207	5033081	2	7	JCM	WBA-23	SI	XMP00026		2.83	IGT	PE+	Poker	Video	Up Rigth	Multijuego	Rojo	4,000	Token 25c	0.25	250
0.25	0.25	3083	1	15	4	Multipoker	1047189	5033083	2	8	JCM	WBA-23	SI	XMP00026		2.83	IGT	PE+	Poker	Video	Up Rigth	Multijuego	Rojo	4,000	Token 25c	0.25	250
0.25	0.25	3085	1	16	5	Triple Diamond	289971	5033085	4	9	NO		NO	SS7259		2.83	IGT	S+16	2CMRS	Reels	Up Rigth	Juego simple	Negro	2,500	Token 25c	0.25	250
0.25	0.25	3088	1	16	8	Wild and Lucky	292366	5033088	4	6	NO		NO	SS4928	SI	2.83	IGT	S+16	2CMRS	Reels	Up Rigth	Juego simple	Negro	5,000	Token 25c	0.25	250
1.00	1.00	4000	1	16	10	Triple Jackpot 3	292381	5034000	4	4	NO		NO	SS3271	Cover	2.83	IGT	S+16	2CMRS	Reels	Up Rigth	Juego simple	Negro	1,199	Token $1	1.00	400
1.00	1.00	4002	1	16	12	Gold Mountain	292314	5034002	4	2	NO		NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	2,500	Token $1	1.00	400
1.00	1.00	4003	1	16	11	Double Diamond	318826	5034003	4	3	NO		NO	SS3634	SI	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	2,500	Token $1	1.00	400
1.00	1.00	4004	1	16	13	Gold Mountain	318816	5034004	4	1	NO		NO	SS3631	SI	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	2,500	Token $1	1.00	400
1.00	1.00	4013	1	16	9	Jokers Wild	292396	5034013	4	5	NO		NO	SS3221	Cover	2.83	IGT	S+16	2CMRS	Reels	Up Rigth	Juego simple	Negro	1,000	Token $1	1.00	400
MD	0.10	RS 01	1	11	1	MILENIUM II	2001	5038081	2	19	JCM	WBA-22	NO	2.16CAR	No tienen	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Billetes	0.01	0
MD	0.10	RS 02	1	11	2	MILENIUM II	2001	5038082	2	20	JCM	WBA-22	NO	2.16CAR	No tienen	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Billetes	0.01	0
MD	0.10	RS 03	1	11	3	MILENIUM II	2001	5038083	2	21	JCM	WBA-22	NO	2.16CAR	No tienen	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Billetes	0.01	0
MD	0.10	RS 04	1	11	4	MILENIUM II	2001	5038084	2	22	JCM	WBA-22	NO	2.16CAR	No tienen	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Billetes	0.01	0
MD	0.10	RS 05	1	11	5	MILENIUM II	2001	5038085	2	23	JCM	WBA-22	NO	2.16CAR	No tienen	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Billetes	0.01	0
MD	0.10	RS 06	1	11	6	MILENIUM II	2001	5038086	2	24	JCM	WBA-22	NO	2.16CAR	No tienen	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Billetes	0.01	0
MD	0.10	RS 07	1	11	7	MILENIUM II	2001	5038087	2	25	JCM	WBA-22	NO	2.16CAR	No tienen	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Billetes	0.01	0
MD	0.10	RS 08	1	11	8	MILENIUM II	2001	5038088	2	26	JCM	WBA-22	NO	2.16CAR	No tienen	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Billetes	0.01	0
0.05	0.05	2020	2	27	1	Double Diamond 2000	1017933	5039016	5	13	JCM	WBA-23	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Slan Top	Juego simple	Negro	80,000	Token 25c	0.05	250
0.05	0.05	2023	2	27	4	Elephant King	1017928	5039019	5	16	JCM	WBA-23	NO	I0000519	SI	5.0	IGT	i-Game+	9L 10c	Video	Slan Top	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2024	2	27	5	Texas Tea	1017931	5039020	5	17	JCM	WBA-23	NO	I0000530	SI	5.0	IGT	i-Game+	9L 5c	Video	Slan Top	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2026	2	29	2	Double Diamond 2000	1017932	5039022	6	4	JCM	WBA-23	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Slan Top	Juego simple	Negro	80,000	Token 25c	0.05	250
0.05	0.05	2028	2	29	4	Elephant King	1017927	5039024	6	2	JCM	WBA-23	NO	I0000519	SI	5.0	IGT	i-Game+	9L 10c	Video	Slan Top	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2018	1	14	9	My Rich Uncle	1174523	5039026	3	1	JCM	WBA-23	NO	I0000574	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2019	1	14	4	Leopard Spots	1175459	5039027	3	28	JCM	WBA-23	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2030	1	12	5	She’s a Rich Girl	1174907	5039037	4	26	JCM	WBA-23	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2031	1	12	6	My Rich Uncle	1174524	5039038	4	25	JCM	WBA-23	NO	I0000574	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2032	1	12	7	Tailgate Party	1174879	5039039	4	24	JCM	WBA-23	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2033	1	12	8	Leopard Spots	1175455	5039040	4	23	JCM	WBA-23	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2034	1	12	1	Texas Tea	1175449	5039041	4	22	JCM	WBA-23	NO	I0000530	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2035	1	12	2	Cleopatra	1175313	5039042	4	21	JCM	WBA-23	NO	I0000647	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2036	1	12	3	State Fair	1174562	5039043	4	20	JCM	WBA-23	NO	I0000694	Cover	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2037	1	12	4	Catch a Wave	1175295	5039044	4	19	JCM	WBA-23	NO	I0000455	Cover	5.0	IGT	i-Game+	15L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2039	3	32	2	Double Diamond 2000	1175440	5039045	5	25	JCM	WBA-23	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	80,000	Token 25c	0.05	250
0.05	0.05	2038	3	32	1	Bufett Manía	1174536	5039046	5	24	JCM	WBA-23	NO	I0000747	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Rigth	Juego simple	Negro	250,000	Token 25c	0.05	250
0.05	0.05	2042	2	25	6	Black Rhino	1076038	5039048	5	10	JCM	WBA-23	NO	I0000403	Cover	5.0	IGT	i-Game+	9L 5c	Video	Round Top	Juego simple	Negro	50,000	Token $1	0.05	400
0.05	0.05	2041	2	25	7	Richard Petty 43	1076096	5039049	5	11	JCM	WBA-23	NO	I0000346	SI	5.0	IGT	i-Game+	9L 5c	Video	Round Top	Juego simple	Negro	20,000	Token $1	0.05	400
0.05	0.05	2040	2	25	8	Lion Fish	1076063	5039050	5	12	JCM	WBA-23	NO	I0000405	SI	5.0	IGT	i-Game+	9L 5c	Video	Round Top	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2043	2	25	5	Wild Bear	1048709	5039051	5	9	JCM	WBA-23	NO	I0000409		5.0	IGT	i-Game+	15L 5c	Video	Round Top	Juego simple	Negro	50,000	Token $1	0.05	400
0.05	0.05	2055	2	28	1	Sphinx II	11017991	5039053	6	8	JCM	WBA-23	NO	P-SPH2-B-A-CD-NVD		5.02	Atronic	WBC	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2056	2	28	2	Sphinx II	11017984	5039054	6	9	JCM	WBA-23	NO	P-SPH2-B-A-CD-NVD		5.02	Atronic	WBC	9L 10c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2057	2	28	3	Sphinx II	11017987	5039055	6	7	JCM	WBA-23	NO	P-SPH2-B-A-CD-NVD		5.02	Atronic	WBC	9L 10c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2053	2	25	4	Richard Petty 43	1076097	5039056	5	8	JCM	WBA-23	NO	I0000346	SI	5.0	IGT	i-Game+	9L 10c	Video	Round Top	Juego simple	Negro	20,000	Token $1	0.05	400
0.05	0.05	2054	2	25	3	Lion Fish	1076064	5039057	5	7	JCM	WBA-23	NO	I0000405	SI	5.0	IGT	i-Game+	9L 10c	Video	Round Top	Juego simple	Negro	50,000	Token $1	0.05	400
0.05	0.05	2058	3	35	1	Pearly Gates	V050349829	5039060	6	12	JCM	WBA-23	NO	V7PY01708706_S0		5.2	Bally	EVO	15L 5c	Video	Round Top	Juego simple	Negro	87,500	Token 25c	0.05	250
0.05	0.05	2059	3	35	2	The Last Resort	V050349826	5039061	6	13	JCM	WBA-23	NO	V7PY44938702_00		5.2	Bally	EVO	9L 5c	Video	Round Top	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2060	3	35	3	Captain Jackpot	V050349828	5039062	6	14	JCM	WBA-23	NO	V7PY443258706_S0		5.2	Bally	EVO	15L 10c	Video	Round Top	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2061	3	35	4	Luau Party	V050349827	5039063	6	15	JCM	WBA-23	NO	V7PY00088801_S0		5.2	Bally	EVO	15L 5c	Video	Round Top	Juego simple	Negro	50,000	Token 25c	0.05	250
MD	0.02	10015	3	31	1	Mariachi Madness	7291	5039065	5	18	JCM	WBA-23	NO	MAMAM58US		5.2	Konami	Herculite	10L 20c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.01	400
MD	0.02	10016	3	31	2	Native Riches	7286	5039066	5	19	JCM	WBA-23	NO	NARAM72US		5.2	Konami	Herculite	10L 20c	Video	Up Rigth	Juego simple	Negro	6,000	Token $1	0.01	400
0.05	0.05	2062	3	35	5	Pearly Gates	V050349825	5039067	6	22	JCM	WBA-23	NO	V7PY01708706_S0		5.2	Bally	EVO	15L 5c	Video	Round Top	Juego simple	Negro	87,500	Token 25c	0.05	250
0.05	0.05	2063	2	25	1	Neon Nights	1174549	5039068	5	20	JCM	WBA-23	NO	I0000657		5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2064	2	25	2	Elephant King	1175431	5039069	5	21	JCM	WBA-23	NO	I0000519	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2065	1	14	1	Double Diamond 2000	1175436	5039070	3	15	JCM	WBA-23	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	80,000	Token 25c	0.05	250
0.05	0.05	2066	1	14	2	She’s a Rich Girl	1174897	5039071	3	16	JCM	WBA-23	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2067	1	14	3	State Fair	1174560	5039072	3	17	JCM	WBA-23	NO	I0000694		5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2068	1	14	11	Leopard Spots	1175468	5039073	3	19	JCM	WBA-23	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2079	2	21	1	Green Stamps	V050652104	5039086	7	11	JCM	WBA-23	NO	AVGGRFG00100-01		5.2	Bally	Alpha	25L 10c	Video	Round Top	Juego simple	Negro	50,000	Token 25c	0.01	250
0.05	0.05	2080	2	22	1	Alien	1175274	5039087	7	1	JCM	WBA-23	NO	I0000949		5.0	IGT	i-Game+	20L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2081	2	22	2	Creature from the Black Lagoon	1175275	5039088	7	2	JCM	WBA-23	NO	I0000454	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2082	2	22	3	The Frog Prince	1114788	5039089	7	3	JCM	WBA-23	NO	I0000576		5.0	IGT	i-Game+	15L 5c	Video	Up Rigth	Juego simple	Negro	200,000	Token 25c	0.01	250
0.05	0.05	2083	2	22	4	She’s a Rich Girl	1174892	5039090	7	4	JCM	WBA-23	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2084	2	22	5	The Munsters	1174886	5039091	7	5	JCM	WBA-23	NO	I0000499	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	25,000	Token 25c	0.05	250
0.05	0.05	2085	2	22	6	Cleopatra	1174861	5039092	7	6	JCM	WBA-23	NO	I0000854		5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
5.00	5.00	5002	1	13	3	Tabasco	1063289	5039093	4	16	JCM	WBA-23	NO	SB100025		5.0	IGT	S-2000	2CMRS	Reels	Round Top	Juego simple	Marron	5,000	Token $5	5.00	1,000
0.05	0.05	2086	1	14	10	Texas Tea	1175448	5039094	3	30	JCM	WBA-23	NO	I0000530	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.05	250
1.00	1.00	4014	1	13	1	Evel Knievel	1066374	5039095	4	14	JCM	WBA-23	NO	SB100106	SI	5.0	IGT	S-2000	3CMRS	Reels	Round Top	Juego simple	Negro	10,000	Token $1	1.00	400
1.00	1.00	4016	2	23	1	Triple Lucky Sevens	1173090	5039096	7	7	MEI		NO	SB010010	SI	5.0	IGT	S-2000	2CMRS	Reels	Slan Top	Juego simple	Negro	4,000	Token $1	1.00	400
1.00	1.00	4017	2	23	2	Chainsaws & Toasters	1173673	5039097	7	8	MEI		NO	SB010002	SI	5.0	IGT	S-2000	2CMRS	Reels	Slan Top	Juego simple	Negro	10,000	Token $1	1.00	400
1.00	1.00	4018	2	23	3	Evel Knievel	1173093	5039098	7	9	MEI		NO	SB100106	SI	5.0	IGT	S-2000	3CMRS	Reels	Slan Top	Juego simple	Negro	10,000	Token $1	1.00	400
1.00	1.00	4019	2	23	4	Cristal Sevens	1173085	5039099	7	10	MEI		NO	SB100097	SI	5.0	IGT	S-2000	3CMRS	Reels	Slan Top	Juego simple	Negro	15,000	Token $1	1.00	400
1.00	1.00	4020	2	23	5	Triple Ten Times Pays	1173522	5039101	7	12	MEI		NO	SB100170		5.0	IGT	S-2000	3CMRS	Reels	Slan Top	Juego simple	Negro	30,000	Token $1	1.00	400
MD	0.05	10028	1	15	14	Game King	1174529	5039102	2	16	JCM	WBA-23	NO	G0002214		5.1	IGT	Game King	Poker	Video	Up Rigth	Multijuego	Negro	50,000	Token 25c	0.01	250
MD	0.05	10042	1	19	1	Yukon Gold	W1040710	5039103	2	1	JCM	WBA-23	NO	V138-GFX-101		5.0	Williams	WMS360	9L 5c	Video	Slan Top	Juego simple	Negro	77,770	Token $1	0.01	400

Den	Base	Slot	A	R	L	Game Description	# Serie	# UID	CAD	MID	PB%	%prg	Hold%	Alta Sist	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5	Sello 1	Sello2
0.10	0.10	1022	1	15	1	Multipoker	1047200	5031022	2	5	96.480		3.52	01/07/2006												1537
0.10	0.10	1023	1	15	2	Multipoker	1047203	5031023	2	6	96.460		3.54	01/07/2006												1538
0.25	0.25	3010	1	17	5	Double Diamond	290077	5033010	3	12	95.060		4.94	01/07/2006												1484
0.25	0.25	3014	1	18	1	Haywire	290089	5033014	3	21	90.181		9.82	01/07/2006												1485
0.25	0.25	3017	1	18	2	Playball	290098	5033017	3	14	90.000		10.00	01/07/2006												1486
0.25	0.25	3024	1	18	3	Double Diamond Deluxe	289972	5033024	3	10	92.584		7.42	01/07/2006												1487
0.25	0.25	3054	1	18	4	Bulls Eye	255367	5033054	3	20	90.460		9.54	01/07/2006												1488
0.25	0.25	3056	1	16	6	La Playa	319305	5033056	4	8	90.020		9.98	01/07/2006												1453
0.25	0.25	3058	1	16	7	Cats`n Dogs	233441	5033058	4	7	90.015		9.99	01/07/2006												1454
0.25	0.25	3060	1	18	5	Double wild Cherry	318727	5033060	3	22	92.451		7.55	01/07/2006												1439
0.25	0.25	3061	1	18	6	Triple Diamond	289995	5033061	3	7	92.537		7.46	01/07/2006												1440
0.25	0.25	3062	1	18	7	Double Diamond	290039	5033062	3	6	87.557		12.44	01/07/2006												1441
0.25	0.25	3063	1	18	8	Home Run	290114	5033063	3	24	90.289		9.71	01/07/2006												1442
0.25	0.25	3064	1	17	6	Double Diamond	290072	5033064	3	23	90.079		9.92	01/07/2006												1461
0.25	0.25	3065	1	16	4	Seven Seas	290001	5033065	4	10	90.197		9.80	01/07/2006												1451
0.25	0.25	3077	1	16	3	Black Jack	321258	5033077	4	11	90.094		9.91	01/07/2006												1450
0.25	0.25	3078	1	16	2	Gold Mountain	318742	5033078	4	12	92.513		7.49	01/07/2006												1449
0.25	0.25	3081	1	15	3	Multipoker	1047207	5033081	2	7	96.450		3.55	01/07/2006												1548
0.25	0.25	3083	1	15	4	Multipoker	1047189	5033083	2	8	96.410		3.59	01/07/2006												1539
0.25	0.25	3085	1	16	5	Triple Diamond	289971	5033085	4	9	90.954		9.05	01/07/2006												1452
0.25	0.25	3088	1	16	8	Wild and Lucky	292366	5033088	4	6	92.540		7.46	01/07/2006												1455
1.00	1.00	4000	1	16	10	Triple Jackpot 3	292381	5034000	4	4	87.000		13.00	01/07/2006												1457
1.00	1.00	4002	1	16	12	Gold Mountain	292314	5034002	4	2	92.584		7.42	01/07/2006												1459
1.00	1.00	4003	1	16	11	Double Diamond	318826	5034003	4	3	95.084		4.92	01/07/2006												1458
1.00	1.00	4004	1	16	13	Gold Mountain	318816	5034004	4	1	92.584		7.42	01/07/2006												1460
1.00	1.00	4013	1	16	9	Jokers Wild	292396	5034013	4	5	88.000		12.00	01/07/2006			95.00	95.00	95.00							1456
MD	0.10	RS 01	1	11	1	MILENIUM II	2001	5038081	2	19	95.000		5.00	01/07/2006			95.00	95.00	95.00							1547
MD	0.10	RS 02	1	11	2	MILENIUM II	2001	5038082	2	20	95.000		5.00	01/07/2006			95.00	95.00	95.00							1546
MD	0.10	RS 03	1	11	3	MILENIUM II	2001	5038083	2	21	95.000		5.00	01/07/2006			95.00	95.00	95.00							1545
MD	0.10	RS 04	1	11	4	MILENIUM II	2001	5038084	2	22	95.000		5.00	01/07/2006			95.00	95.00	95.00							1544
MD	0.10	RS 05	1	11	5	MILENIUM II	2001	5038085	2	23	95.000		5.00	01/07/2006			95.00	95.00	95.00							1543
MD	0.10	RS 06	1	11	6	MILENIUM II	2001	5038086	2	24	95.000		5.00	01/07/2006			95.00	95.00	95.00							1542
MD	0.10	RS 07	1	11	7	MILENIUM II	2001	5038087	2	25	95.000		5.00	01/07/2006			95.00	95.00	95.00							1541
MD	0.10	RS 08	1	11	8	MILENIUM II	2001	5038088	2	26	95.000		5.00	01/07/2006			95.00	95.00	95.00							1540
0.05	0.05	2020	2	27	1	Double Diamond 2000	1017933	5039016	5	13	90.040		9.96	25/07/2007												1413
0.05	0.05	2023	2	27	4	Elephant King	1017928	5039019	5	16	90.000		10.00	25/07/2007												1416
0.05	0.05	2024	2	27	5	Texas Tea	1017931	5039020	5	17	90.010		9.99	25/07/2007												1417
0.05	0.05	2026	2	29	2	Double Diamond 2000	1017932	5039022	6	4	90.040		9.96	25/07/2007												1419
0.05	0.05	2028	2	29	4	Elephant King	1017927	5039024	6	2	90.000		10.00	25/07/2007												1421
0.05	0.05	2018	1	14	9	My Rich Uncle	1174523	5039026	3	1	90.010		9.99	25/07/2007												1428
0.05	0.05	2019	1	14	4	Leopard Spots	1175459	5039027	3	28	92.540		7.46	25/07/2007												1429
0.05	0.05	2030	1	12	5	She’s a Rich Girl	1174907	5039037	4	26	90.040		9.96	17/01/2008												1499
0.05	0.05	2031	1	12	6	My Rich Uncle	1174524	5039038	4	25	90.010		9.99	17/01/2008												1500
0.05	0.05	2032	1	12	7	Tailgate Party	1174879	5039039	4	24	90.000		10.00	17/01/2008												1501
0.05	0.05	2033	1	12	8	Leopard Spots	1175455	5039040	4	23	92.540		7.46	17/01/2008												1502
0.05	0.05	2034	1	12	1	Texas Tea	1175449	5039041	4	22	90.010		9.99	17/01/2008												1445
0.05	0.05	2035	1	12	2	Cleopatra	1175313	5039042	4	21	90.020		9.98	17/01/2008												1446
0.05	0.05	2036	1	12	3	State Fair	1174562	5039043	4	20	90.000		10.00	17/01/2008												1447
0.05	0.05	2037	1	12	4	Catch a Wave	1175295	5039044	4	19	92.530		7.47	17/01/2008												1448
0.05	0.05	2039	3	32	2	Double Diamond 2000	1175440	5039045	5	25	90.040		9.96	04/02/2008												1427
0.05	0.05	2038	3	32	1	Bufett Manía	1174536	5039046	5	24	92.540		7.46	04/02/2008												1426
0.05	0.05	2042	2	25	6	Black Rhino	1076038	5039048	5	10	90.020		9.98	05/08/2008												1410
0.05	0.05	2041	2	25	7	Richard Petty 43	1076096	5039049	5	11	90.020		9.98	05/08/2008												1411
0.05	0.05	2040	2	25	8	Lion Fish	1076063	5039050	5	12	90.010		9.99	05/08/2008												1412
0.05	0.05	2043	2	25	5	Wild Bear	1048709	5039051	5	9	92.530		7.47	07/08/2008												1409
0.05	0.05	2055	2	28	1	Sphinx II	11017991	5039053	6	8	92.160		7.84	26/09/2008												1425
0.05	0.05	2056	2	28	2	Sphinx II	11017984	5039054	6	9	92.160		7.84	26/09/2008												1424
0.05	0.05	2057	2	28	3	Sphinx II	11017987	5039055	6	7	92.160		7.84	26/09/2008												1423
0.05	0.05	2053	2	25	4	Richard Petty 43	1076097	5039056	5	8	90.020		9.98	09/10/2008												1408
0.05	0.05	2054	2	25	3	Lion Fish	1076064	5039057	5	7	90.010		9.99	09/10/2008												1407
0.05	0.05	2058	3	35	1	Pearly Gates	V050349829	5039060	6	12	94.030		5.97	30/01/2009												1467	1466
0.05	0.05	2059	3	35	2	The Last Resort	V050349826	5039061	6	13	94.090		5.91	30/01/2009												1469	1468
0.05	0.05	2060	3	35	3	Captain Jackpot	V050349828	5039062	6	14	96.020		3.98	30/01/2009												1471	1470
0.05	0.05	2061	3	35	4	Luau Party	V050349827	5039063	6	15	93.970		6.03	30/01/2009												1473	1472
MD	0.02	10015	3	31	1	Mariachi Madness	7291	5039065	5	18	92.237		7.76	12/02/2009	88.09	89.97	89.97									1464
MD	0.02	10016	3	31	2	Native Riches	7286	5039066	5	19	91.390		8.61	12/02/2009	88.08	90.19	90.19									1465
0.05	0.05	2062	3	35	5	Pearly Gates	V050349825	5039067	6	22	94.030		5.97	20/02/2009												1475	1474
0.05	0.05	2063	2	25	1	Neon Nights	1174549	5039068	5	20	90.010		9.99	26/02/2009												1405
0.05	0.05	2064	2	25	2	Elephant King	1175431	5039069	5	21	90.000		10.00	26/02/2009												1406
0.05	0.05	2065	1	14	1	Double Diamond 2000	1175436	5039070	3	15	90.020		9.98	26/02/2009												1503
0.05	0.05	2066	1	14	2	She’s a Rich Girl	1174897	5039071	3	16	90.040		9.96	26/02/2009												1504
0.05	0.05	2067	1	14	3	State Fair	1174560	5039072	3	17	90.000		10.00	26/02/2009												1505
0.05	0.05	2068	1	14	11	Leopard Spots	1175468	5039073	3	19	92.540		7.46	26/02/2009												1463
0.05	0.05	2079	2	21	1	Green Stamps	V050652104	5039086	7	11	91.940		8.06	04/03/2009												1434
0.05	0.05	2080	2	22	1	Alien	1175274	5039087	7	1	90.000		10.00	08/07/2009												1520
0.05	0.05	2081	2	22	2	Creature from the Black Lagoon	1175275	5039088	7	2	90.030		9.97	08/07/2009												1521
0.05	0.05	2082	2	22	3	The Frog Prince	1114788	5039089	7	3	90.030		9.97	08/07/2009												1522
0.05	0.05	2083	2	22	4	She’s a Rich Girl	1174892	5039090	7	4	90.040		9.96	08/07/2009												1528
0.05	0.05	2084	2	22	5	The Munsters	1174886	5039091	7	5	90.010		9.99	08/07/2009												1529
0.05	0.05	2085	2	22	6	Cleopatra	1174861	5039092	7	6	90.020		9.98	08/07/2009												1530
5.00	5.00	5002	1	13	3	Tabasco	1063289	5039093	4	16	95.010		4.99	09/07/2009												1443
0.05	0.05	2086	1	14	10	Texas Tea	1175448	5039094	3	30	92.500		7.50	09/07/2009												1462
1.00	1.00	4014	1	13	1	Evel Knievel	1066374	5039095	4	14	93.960		6.04	09/07/2009												1435
1.00	1.00	4016	2	23	1	Triple Lucky Sevens	1173090	5039096	7	7	94.030		5.97	09/07/2009												1506
1.00	1.00	4017	2	23	2	Chainsaws & Toasters	1173673	5039097	7	8	92.500		7.50	09/07/2009												1507
1.00	1.00	4018	2	23	3	Evel Knievel	1173093	5039098	7	9	93.960		6.04	09/07/2009												1508
1.00	1.00	4019	2	23	4	Cristal Sevens	1173085	5039099	7	10	94.010		5.99	09/07/2009												1509
1.00	1.00	4020	2	23	5	Triple Ten Times Pays	1173522	5039101	7	12	94.040		5.96	09/07/2009												1510
MD	0.05	10028	1	15	14	Game King	1174529	5039102	2	16	92.066		7.93	11/07/2009	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1498
MD	0.05	10042	1	19	1	Yukon Gold	W1040710	5039103	2	1	90.660		9.34	01/07/2006		90.00	90.00	92.00								1531	1532

Den	Base	Slot	A	R	L	Game Description	# Serie	# UID	CAD	MID	Bills	Mod BA	Progr	Eprom	Parsheet	SAS	Manufac	Model	Type	Arq	Cabinet	Tipo de Juego	Color	Top Award	Type Coin	Trans	Hopper
MD	0.05	10043	1	19	2	Off the Charts	W1035804	5039104	2	2	JCM	WBA-23	NO	V133-SND-100		5.0	Williams	WMS360	9L 5c	Video	Slan Top	Juego simple	Negro	10,000	Token $1	0.01	400
MD	0.05	10044	1	19	3	Reel Em In	W1038165	5039105	2	3	JCM	WBA-23	NO	VC-108-SND-XV		5.0	Williams	WMS360	5L 20c	Video	Slan Top	Juego simple	Negro	22,500	Token $1	0.01	400
MD	0.05	10045	1	15	5	Game King	1135592	5039106	2	9	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Poker	Video	Up Rigth	Multijuego	Negro	50,000	Token 25c	0.01	250
MD	0.05	10051	1	15	11	Game King	1135752	5039107	2	15	JCM	WBA-23	SI	G0002214		5.0	IGT	Game King	Poker	Video	Up Rigth	Multijuego	Negro	50,000	Token 25c	0.01	250
MD	0.05	10050	1	15	10	Game King	1135703	5039108	2	14	JCM	WBA-23	SI	G0002214		5.0	IGT	Game King	Poker	Video	Up Rigth	Multijuego	Negro	50,000	Token 25c	0.01	250
MD	0.05	10046	1	15	6	Game King	1135594	5039109	2	10	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Poker	Video	Up Rigth	Multijuego	Negro	50,000	Token 25c	0.01	250
MD	0.05	10049	1	15	9	Game King	1407471	5039110	2	13	JCM	WBA-23	SI	G0002214		5.0	IGT	Game King	Poker	Video	Up Rigth	Multijuego	Negro	50,000	Token 25c	0.01	250
MD	0.05	10048	1	15	8	Game King	1135701	5039111	2	12	JCM	WBA-23	SI	G0002214		5.0	IGT	Game King	Poker	Video	Up Rigth	Multijuego	Negro	50,000	Token 25c	0.01	250
MD	0.05	10047	1	15	7	Game King	1135596	5039112	2	11	JCM	WBA-23	SI	G0002214		5.0	IGT	Game King	Poker	Video	Up Rigth	Multijuego	Negro	50,000	Token 25c	0.01	250
MD	0.05	10052	1	15	12	Game King	1409994	5039113	2	17	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Poker	Video	Up Rigth	Multijuego	Negro	50,000	Token 25c	0.01	250
MD	0.05	10053	1	15	13	Game King	1135709	5039114	2	18	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Poker	Video	Up Rigth	Multijuego	Negro	50,000	Token 25c	0.01	250
MD	0.05	10031	2	24	3	Winning Bid	W1094860	5039117	5	3	JCM	WBA-23	NO	I118-4-K-308BJ		5.0	Williams	WMS 550	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.01	250
MD	0.05	10041	2	26	2	Off the Charts	W1093855	5039118	5	22	JCM	WBA-23	NO	V133-X-M-243		5.0	Williams	WMS550	9L 5c	Video	Up Rigth	Juego simple	Negro	10,000	Token 25c	0.01	250
MD	0.05	10040	2	26	1	Cash Crop	W1093861	5039119	5	23	JCM	WBA-23	NO	V136-X-M-243	SI	5.0	Williams	WMS550	9L 10c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.01	250
MD	0.05	10034	1	17	8	Swingin’ in the Green	W1028814	5039120	3	11	JCM	WBA-23	NO	V131-4-K-258		5.0	Williams	WMS550	9L 10c	Video	Up Rigth	Juego simple	Negro	100,000	Token $1	0.01	400
MD	0.05	10035	1	17	7	Jackpot Party	W1094830	5039121	3	13	JCM	WBA-23	NO	V121-X-M-743		5.0	Williams	WMS550	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.01	400
MD	0.05	10032	1	17	3	Money to Burn	W1093857	5039122	3	8	JCM	WBA-23	NO	V138-X-M-244		5.0	Williams	WMS550	9L 5c	Video	Up Rigth	Juego simple	Negro	77,770	Token $1	0.01	400
MD	0.05	10033	1	17	4	Off the Charts	W1093859	5039123	3	9	JCM	WBA-23	NO	V133-X-M-243		5.0	Williams	WMS550	9L 5c	Video	Up Rigth	Juego simple	Negro	10,000	Token $1	0.01	400
MD	0.05	10038	3	33	3	Cash Crop	W1059715	5039124	6	21	JCM	WBA-23	NO	V136-X-M-243	SI	5.0	Williams	WMS550	9L 10c	Video	Round Top	Juego simple	Beige	50,000	Token 25c	0.01	250
MD	0.05	10039	3	33	4	Money Groove	W1059691	5039125	6	23	JCM	WBA-23	NO	V139-X-M-243		5.0	Williams	WMS550	9L 10c	Video	Round Top	Juego simple	Beige	50,000	Token 25c	0.01	250
MD	0.05	10054	1	16	1	Yukon Gold	W1036033	5039126	4	13	JCM	WBA-23	NO	V138-GFX-101		5.0	Williams	WMS550	9L 10c	Video	Up Rigth	Juego simple	Negro	77,770	Token $1	0.01	400
MD	0.05	10036	3	33	1	Leprechaun’s Gold	W1059631	5039127	6	19	JCM	WBA-23	NO	V157-X-0-256		5.0	Williams	WMS550	9L 10c	Video	Round Top	Juego simple	Beige	100,000	Token 25c	0.01	250
MD	0.05	10037	3	33	2	Money to Burn	W1059710	5039128	6	20	JCM	WBA-23	NO	V138-X-M-244		5.0	Williams	WMS550	9L 10c	Video	Round Top	Juego simple	Beige	77,770	Token 25c	0.01	250
1.00	1.00	4015	1	13	2	Sugar Spice	1066429	5039129	4	15	JCM	WBA-23	NO	SB001000		5.0	IGT	S-2000	3CMRS	Reels	Round Top	Juego simple	Negro	10,000	Token $1	1.00	400
5.00	5.00	5003	1	13	4	Triple Lucky Sevens	1063297	5039130	4	17	JCM	WBA-23	NO	SB010010	SI	5.0	IGT	S-2000	2CMRS	Reels	Round Top	Juego simple	Marron	4,000	Token $5	5.00	1,000
MD	0.05	10055	2	26	3	X-Mars the Spot	W1046040	5039131	5	4	JCM	WBA-23	NO	I226-4-K-308AA		5.0	Williams	WMS550	20L 10c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.01	250
MD	0.05	10056	2	26	4	X-Mars the Spot	W1016073	5039132	5	5	JCM	WBA-23	NO	I226-4-K-308AA		5.0	Williams	WMS550	20L 10c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.01	250
MD	0.05	10057	2	26	5	X-Mars the Spot	W1047635	5039133	5	6	JCM	WBA-23	NO	I226-4-K-308AA		5.0	Williams	WMS550	20L 10c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.01	250
MD	0.05	10058	3	36	1	Jade of the Dragon	V041146522	5039134	6	11	MEI	SC6602	NO	AVGAMDG00100-01		5.2	Bally	EVO	20L 20c	Video	Up Right	Juego simple	Marrón	20,000	Token $1	0.01	400
MD	0.05	10059	3	36	2	Treasures of India	V041146523	5039135	6	16	MEI	SC6602	NO	AVTOFIENABX-00		5.2	Bally	EVO	20L 20c	Video	Up Right	Juego simple	Marrón	15,000	Token $1	0.01	400
MD	0.05	10060	3	36	3	Ocean Dreams	V041146524	5039136	6	17	MEI	SC6602	NO	AVGOCDRENABX-01		5.2	Bally	EVO	20L 20c	Video	Up Right	Juego simple	Marrón	20,000	Token $1	0.01	400
MD	0.05	10061	3	36	4	Fixin’ to Win	V041146525	5039137	6	18	MEI	SC6602	NO	AVOS00000317-00		5.2	Bally	EVO	20L 20c	Video	Up Right	Juego simple	Marrón	20,000	Token $1	0.01	400
MD	0.05	10062	2	24	1	Money Groove	W1094870	5039138	5	1	JCM	WBA-23	NO	V139-X-M-243		5.0	Williams	WMS550	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token 25c	0.01	250
MD	0.05	10063	2	24	2	Money to Burn	W1094861	5039139	5	2	JCM	WBA-23	NO	V138-X-M-244		5.0	Williams	WMS550	9L 5c	Video	Up Rigth	Juego simple	Negro	77,770	Token 25c	0.01	250
0.05	0.05	2087	2	27	2	Cleopatra	1017926	5039140	5	14	JCM	WBA-23	NO	I0000647	SI	5.0	IGT	i-Game+	9L 5c	Video	Slan Top	Juego simple	Negro	50,000	Token 25c	0.05	250
MD	0.02	10064	2	27	3	Money Storm	1017920	5039141	5	15	JCM	WBA-23	NO	I0001105	SI	5.0	IGT	i-Game+	20L 5c	Video	Slan Top	Juego simple	Negro	50,000	Token 25c	0.01	250
MD	0.05	10065	2	29	1	Lucky Larry Lobstermanía	1017923	5039142	6	5	JCM	WBA-23	NO	I0000974	SI	5.0	IGT	i-Game+	15L 10c	Video	Slan Top	Juego simple	Negro	100,000	Token 25c	0.01	250
MD	0.05	10066	2	29	3	Risque Business	1017922	5039143	6	3	JCM	WBA-23	NO	I0000738	SI	5.0	IGT	i-Game+	9L 10c	Video	Slan Top	Juego simple	Negro	200,000	Token 25c	0.01	250
MD	0.05	10067	2	29	5	Cleopatra	1017919	5039144	6	1	JCM	WBA-23	NO	I0000980	SI	5.0	IGT	i-Game+	9L 10c	Video	Slan Top	Juego simple	Negro	100,000	Token 25c	0.01	250
MD	0.02	10068	1	14	5	Slotsky	W2060281	5039145	3	2	JCM	WBA-23	NO			5.0	Williams	Blue Bird		Video	Up Rigth	Juego simple	Marrón		Token $1	0.01	400
MD	0.02	10069	1	14	6	Robin Hood	W2060268	5039146	3	3	JCM	WBA-23	NO			5.0	Williams	Blue Bird		Video	Up Rigth	Juego simple	Marrón		Token $1	0.01	400
MD	0.02	10070	1	17	1	Super Jackpot Party	W2060273	5039147	3	4	JCM	WBA-23	NO			5.0	Williams	Blue Bird		Video	Up Rigth	Juego simple	Marrón		Token $1	0.01	400
MD	0.02	10071	1	17	2	Free Spin Frenzy	W20602139	5039148	3	5	JCM	WBA-23	NO			5.0	Williams	Blue Bird		Video	Up Rigth	Juego simple	Marrón		Token $1	0.01	400
MD	0.02	10072	1	17	9	Nordic Quest	268	5039149	3	18	JCM	WBA-23	NO			5.0	Konami	Herculite		Video	Up Rigth	Juego simple	Negro		Token $1	0.01	400
MD	0.02	10073	1	17	10	Wild Paradise	263	5039150	3	25	JCM	WBA-23	NO			5.0	Konami	Herculite		Video	Up Rigth	Juego simple	Negro		Token $1	0.01	400
MD	0.02	10074	1	14	7	Magical Nights	273	5039151	3	26	JCM	WBA-23	NO			5.0	Konami	Herculite		Video	Up Rigth	Juego simple	Negro		Token $1	0.01	400
MD	0.02	10075	1	14	8	Nordic Quest	261	5039152	3	27	JCM	WBA-23	NO			5.0	Konami	Herculite		Video	Up Rigth	Juego simple	Negro		Token $1	0.01	400
MD	0.02	10076	3	34	1	Max Action	1451720	5039153	6	6	JCM	WBA-23	NO			5.0	IGT	i-Game+		Video	Round Top	Juego simple	Marrón		Token 25c	0.01	250
MD	0.02	10077	3	34	2	Welcome Home	1451706	5039154	6	10	JCM	WBA-23	NO			5.0	IGT	i-Game+		Video	Round Top	Juego simple	Marrón		Token 25c	0.01	250

Total		139												Total Par Sheets	69

						Ultimo Nro de UID otorgado	5039154							Porcentaje del total	50

Den	Base	Slot	A	R	L	Game Description	# Serie	# UID	CAD	MID	PB%	%prg	Hold%	Alta Sist	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5	Sello 1	Sello2
MD	0.05	10043	1	19	2	Off the Charts	W1035804	5039104	2	2	90.660		9.34	01/07/2006		90.00	90.00	92.00								1533	1534
MD	0.05	10044	1	19	3	Reel Em In	W1038165	5039105	2	3	90.660		9.34	01/07/2006		90.00	90.00	92.00								1535	1536
MD	0.05	10045	1	15	5	Game King	1135592	5039106	2	9	92.066	2.00	5.93	25/07/2007	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1489
MD	0.05	10051	1	15	11	Game King	1135752	5039107	2	15	92.066	2.00	5.93	25/07/2007	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1495
MD	0.05	10050	1	15	10	Game King	1135703	5039108	2	14	92.066	2.00	5.93	25/07/2007	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1494
MD	0.05	10046	1	15	6	Game King	1135594	5039109	2	10	92.066	2.00	5.93	25/07/2007	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1490
MD	0.05	10049	1	15	9	Game King	1407471	5039110	2	13	92.066	2.00	5.93	25/07/2007	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1493
MD	0.05	10048	1	15	8	Game King	1135701	5039111	2	12	92.066	2.00	5.93	25/07/2007	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1492
MD	0.05	10047	1	15	7	Game King	1135596	5039112	2	11	92.066	2.00	5.93	25/07/2007	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1491
MD	0.05	10052	1	15	12	Game King	1409994	5039113	2	17	92.066	2.00	5.93	25/07/2007	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1496
MD	0.05	10053	1	15	13	Game King	1135709	5039114	2	18	92.066	2.00	5.93	25/07/2007	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1497
MD	0.05	10031	2	24	3	Winning Bid	W1094860	5039117	5	3	90.660		9.34	26/02/2009		90.00	90.00	92.00								1393	1394
MD	0.05	10041	2	26	2	Off the Charts	W1093855	5039118	5	22	90.660		9.34	01/07/2006		90.00	90.00	92.00								1397	1398
MD	0.05	10040	2	26	1	Cash Crop	W1093861	5039119	5	23	90.660		9.34	01/07/2006		90.00	90.00	92.00								1395	1396
MD	0.05	10034	1	17	8	Swingin’ in the Green	W1028814	5039120	3	11	90.660		9.34	01/07/2006		90.00	90.00	92.00								1513	1514
MD	0.05	10035	1	17	7	Jackpot Party	W1094830	5039121	3	13	90.660		9.34	01/07/2006		90.00	90.00	92.00								1511	1512
MD	0.05	10032	1	17	3	Money to Burn	W1093857	5039122	3	8	90.660		9.34	01/07/2006		90.00	90.00	92.00								1549	1550
MD	0.05	10033	1	17	4	Off the Charts	W1093859	5039123	3	9	90.660		9.34	01/07/2006		90.00	90.00	92.00								1551	1552
MD	0.05	10038	3	33	3	Cash Crop	W1059715	5039124	6	21	90.660		9.34	09/02/2009		90.00	90.00	92.00								1480	1481
MD	0.05	10039	3	33	4	Money Groove	W1059691	5039125	6	23	90.660		9.34	26/02/2009		90.00	90.00	92.00								1482	1483
MD	0.05	10054	1	16	1	Yukon Gold	W1036033	5039126	4	13	90.660		9.34	01/07/2006		90.00	90.00	92.00								1437	1438
MD	0.05	10036	3	33	1	Leprechaun’s Gold	W1059631	5039127	6	19	90.660		9.34	27/01/2009		90.00	90.00	92.00								1476	1477
MD	0.05	10037	3	33	2	Money to Burn	W1059710	5039128	6	20	90.660		9.34	27/01/2009		90.00	90.00	92.00								1478	1479
1.00	1.00	4015	1	13	2	Sugar Spice	1066429	5039129	4	15	87.530		12.47	24/07/2009												1436
5.00	5.00	5003	1	13	4	Triple Lucky Sevens	1063297	5039130	4	17	94.970		5.03	24/07/2009												1444
MD	0.05	10055	2	26	3	X-Mars the Spot	W1046040	5039131	5	4	90.660		9.34	07/08/2009		88.00	90.00	90.00								1399	1400
MD	0.05	10056	2	26	4	X-Mars the Spot	W1016073	5039132	5	5	90.660		9.34	07/08/2009		88.00	90.00	90.00								1401	1402
MD	0.05	10057	2	26	5	X-Mars the Spot	W1047635	5039133	5	6	90.660		9.34	07/08/2009		88.00	90.00	90.00								1403	1404
MD	0.05	10058	3	36	1	Jade of the Dragon	V041146522	5039134	6	11	89.460		10.54	8/28/2009		88.24	90.07	90.07								1430
MD	0.05	10059	3	36	2	Treasures of India	V041146523	5039135	6	16	89.486		10.51	8/28/2009		88.12	90.17	90.17								1431
MD	0.05	10060	3	36	3	Ocean Dreams	V041146524	5039136	6	17	89.480		10.52	8/28/2009		88.30	90.07	90.07								1432
MD	0.05	10061	3	36	4	Fixin’ to Win	V041146525	5039137	6	18	89.173		10.83	8/28/2009		87.86	89.83	89.83								1433
MD	0.05	10062	2	24	1	Money Groove	W1094870	5039138	5	1	93.000		7.00	01/07/2006					92.00	94.00						1389	1390
MD	0.05	10063	2	24	2	Money to Burn	W1094861	5039139	5	2	93.000		7.00	01/07/2006					92.00	94.00						1391	1392
0.05	0.05	2087	2	27	2	Cleopatra	1017926	5039140	5	14	90.020		9.98	25/07/2007
MD	0.02	10064	2	27	3	Money Storm	1017920	5039141	5	15	90.020		9.98	25/07/2007	90.02	90.02	90.02
MD	0.05	10065	2	29	1	Lucky Larry Lobstermanía	1017923	5039142	6	5	90.000		10.00	25/07/2007	90.00	90.00	90.00
MD	0.05	10066	2	29	3	Risque Business	1017922	5039143	6	3	90.030		9.97	25/07/2007	90.03	90.03	90.03
MD	0.05	10067	2	29	5	Cleopatra	1017919	5039144	6	1	90.020		9.98	25/07/2007	90.02	90.02	90.02
MD	0.02	10068	1	14	5	Slotsky	W2060281	5039145	3	2	89.713		10.29	09/12/2009	88.42	90.36	90.36
MD	0.02	10069	1	14	6	Robin Hood	W2060268	5039146	3	3	89.333		10.67	09/12/2009	88.00	90.00	90.00
MD	0.02	10070	1	17	1	Super Jackpot Party	W2060273	5039147	3	4	89.210		10.79	09/12/2009	87.91	89.86	89.86
MD	0.02	10071	1	17	2	Free Spin Frenzy	W20602139	5039148	3	5	89.370		10.63	09/12/2009	87.97	90.07	90.07
MD	0.02	10072	1	17	9	Nordic Quest	268	5039149	3	18	89.493		10.51	09/12/2009	88.10	90.15	90.15
MD	0.02	10073	1	17	10	Wild Paradise	263	5039150	3	25	89.420		10.58	09/12/2009	88.08	90.20	90.20
MD	0.02	10074	1	14	7	Magical Nights	273	5039151	3	26	89.466		10.53	09/12/2009	88.02	90.12	90.12
MD	0.02	10075	1	14	8	Nordic Quest	261	5039152	3	27	89.466		10.53	09/12/2009	88.10	90.15	90.15
MD	0.02	10076	3	34	1	Max Action	1451720	5039153	6	6	89.193		10.81	09/12/2009	90.00	90.00	90.00
MD	0.02	10077	3	34	2	Welcome Home	1451706	5039154	6	10	90.000		10.00	09/12/2009	87.54	90.02	90.02

Total		139												Total Par Sheets	69

						Ultimo Nro de UID otorgado	5039154							Porcentaje del total	50

Casino Magic S.A
Annex 6.01 (xix)
Slots Machines — Junin

Den	Base	Slot	A	R	L	Game Description	# Serie	# UID	CAD	MID	BillAcep	Mod BA	Progr	Eprom	Parsheet	SAS	Manufac	Model	Type	Arq	Cabinet	Tipo de Juego	Color	Top Award	Type Coin	Trans	Hopper
0.10	0.10	1001	1	16	1	Gold Mountain	318293	5040005	2	25	NO		NO	SS3823	SI	2.83	IGT	S+16	5LRS	Reels	Up Rigth	Juego simple	Negro	5,000	Token $1	0.10	300
0.25	0.25	3015	1	16	6	Red White & Blue	282508	5040027	2	17	NO		NO	SS3282	SI	2.83	IGT	S+16	3CMRS	Reels	Up Rigth	Juego simple	Negro	10,000	Token $1	0.25	300
MD	0.05	10000	1	14	3	Money to Burn	W1094839	5040028	4	17	JCM	WBA-23	NO	V130-X-M-244		5.0	Williams	WMS550	9L 10c	Video	Up Rigth	Juego simple	Negro	7,777	Token $1	0.01	300
MD	0.05	10002	1	14	5	Off the Charts	W1094855	5040029	4	15	JCM	WBA-23	NO	V133-X-M-243		5.0	Williams	WMS550	9L 10c	Video	Up Rigth	Juego simple	Negro	1,000	Token $1	0.01	300
MD	0.05	10003	1	14	7	Off the Charts	W1093845	5040030	4	8	JCM	WBA-23	NO	V133-X-M-243		5.0	Williams	WMS550	9L 10c	Video	Up Rigth	Juego simple	Negro	1,000	Token $1	0.01	300
MD	0.05	10004	1	14	6	Reel m In	W1094886	5040031	4	9	JCM	WBA-23	NO	V108-4-K-268		5.0	Williams	WMS550	9L 10c	Video	Up Rigth	Juego simple	Negro	2,500	Token $1	0.01	300
MD	0.05	10001	1	14	4	Jackpot Party	W1094829	5040032	4	16	JCM	WBA-23	NO	V121-X-M-743		5.0	Williams	WMS550	9L 10c	Video	Up Rigth	Juego simple	Negro	5,000	Token $1	0.01	300
0.05	0.05	2008	1	17	2	Wild Cougar	15184	5040033	4	2	GPT	Argus	NO	NHG029607		5.0	Aristocrat	MVP	9L 5c	Video	Round Top	Juego simple	Negro	2,500	Token $1	0.05	300
0.05	0.05	2009	1	17	1	Tropical Delight	12929	5040034	4	1	GPT	Argus	NO	PHG062501		5.0	Aristocrat	MVP	9L 5c	Video	Up Rigth	Juego simple	Negro	4,000	Token $1	0.05	300
0.05	0.05	2012	1	13	12	Frequent Flyer	1174166	5040057	3	4	JCM	WBA-23	NO	I0001245		5.0	IGT	i-Game+	9L 5c	Video	Slan Top	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2013	1	13	13	Neon Nights	1174170	5040058	3	5	JCM	WBA-23	NO	I0000657		5.0	IGT	i-Game+	9L 5c	Video	Slan Top	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2014	1	13	14	Catch a Wave	1174459	5040059	3	15	JCM	WBA-23	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Slan Top	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2015	1	13	1	Texas Tea	1174479	5040060	3	20	JCM	WBA-23	NO	I0000530	SI	5.0	IGT	i-Game+	9L 5c	Video	Slan Top	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2016	1	13	2	Neon Nights	1174171	5040061	3	21	JCM	WBA-23	NO	I0000657		5.0	IGT	i-Game+	9L 5c	Video	Slan Top	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2017	1	13	3	Cleopatra	1174465	5040062	3	22	JCM	WBA-23	NO	I0000647	SI	5.0	IGT	i-Game+	9L 5c	Video	Slan Top	Juego simple	Negro	50,000	Token $1	0.05	300
MD	0.05	10020	1	16	10	Game King	1135713	5040063	2	31	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Rigth	Multijuego	Negro	100,000	Token $1	0.01	300
MD	0.05	10019	1	16	9	Game King	1135712	5040064	2	30	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Rigth	Multijuego	Negro	100,000	Token $1	0.01	300
MD	0.05	10013	2	22	1	Game King	1409983	5040065	2	28	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	100,000	Token $1	0.01	300
MD	0.05	10014	2	21	1	Game King	1409985	5040066	2	19	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	100,000	Token $1	0.01	300
MD	0.05	10015	2	21	2	Game King	1131287	5040067	2	22	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	100,000	Token $1	0.01	300
MD	0.05	10016	2	22	3	Game King	1131279	5040068	2	23	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	100,000	Token $1	0.01	300
MD	0.05	10017	2	22	4	Game King	1409986	5040069	2	24	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	100,000	Token $1	0.01	300
MD	0.05	10018	2	22	2	Game King	1409984	5040070	2	29	JCM	WBA-23	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Round Top	Multijuego	Negro	100,000	Token $1	0.01	300
0.05	0.05	2018	1	11	3	State Fair	1174563	5040071	4	26	JCM	WBA-23	NO	I0000694	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2020	1	11	2	Rich Girl	1174889	5040072	4	10	JCM	WBA-23	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2025	1	16	4	Rich Girl	1174903	5040073	4	20	JCM	WBA-23	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2026	1	16	3	Catch a Wave	1175296	5040074	4	21	JCM	WBA-23	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2019	1	11	4	Catch a Wave	1175301	5040075	4	27	JCM	WBA-23	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2023	1	11	5	Catch a Wave	1175302	5040076	4	5	JCM	WBA-23	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2027	1	16	2	Cleopatra	1175312	5040077	4	22	JCM	WBA-23	NO	I0000647	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2022	1	11	6	Double Diamond 2000	1175439	5040078	4	6	JCM	WBA-23	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	80,000	Token $1	0.05	300
0.05	0.05	2024	1	16	5	Double Diamond 2000	1175437	5040079	4	19	JCM	WBA-23	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Rigth	Juego simple	Negro	80,000	Token $1	0.05	300
0.05	0.05	2021	1	11	1	Leopard Spots	1175460	5040080	4	11	JCM	WBA-23	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2028	1	13	8	Double Diamond 2000	1174476	5040097	3	7	JCM	WBA22	NO	I0000522	SI	5.0	IGT	i-Game+	9L 5c	Video	Slant Top	Juego simple	Negro	80,000	Token $1	0.05	300
0.05	0.05	2029	1	13	9	Catch a Wave	1174461	5040098	3	8	JCM	WBA22	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Slant Top	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2030	1	13	10	Creature from the Black Lagoon	1174453	5040099	3	9	JCM	WBA22	NO	I0000454	SI	5.0	IGT	i-Game+	15L 5c	Video	Slant Top	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2031	1	13	11	Enchanted Unicorn	1174175	5040100	3	10	JCM	WBA22	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Slant Top	Juego simple	Negro	200,000	Token $1	0.05	300
0.05	0.05	2032	1	13	4	Cleopatra	1174468	5040101	3	11	JCM	WBA22	NO	I0000647	SI	5.0	IGT	i-Game+	20L 5c	Video	Slant Top	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2033	1	13	5	Catch a Wave	1174457	5040102	3	12	JCM	WBA22	NO	I0000455	SI	5.0	IGT	i-Game+	15L 5c	Video	Slant Top	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2034	1	13	6	Tailgate Party	1174181	5040103	3	13	JCM	WBA22	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Slant Top	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2035	1	13	7	Enchanted Unicorn	1174179	5040104	3	14	JCM	WBA22	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Slant Top	Juego simple	Negro	200,000	Token $1	0.05	300
0.05	0.05	2037	1	12	2	My Rich Uncle	1115287	5040105	2	14	JCM	WBA-23	NO	I0000574	SI	5.0	IGT	i-Game+	15L 5C	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2038	1	12	3	Tailgate Party	1114808	5040106	2	16	JCM	WBA-23	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5C	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
0.05	0.05	2036	1	12	1	Catch a Wave	1114766	5040107	2	13	JCM	WBA-23	NO	I0000455	SI	5.0	IGT	i-Game+	9L 5C	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.05	300
MD	0.05	10021	1	14	1	X Mark the Spot	W1094431	5040108	4	12	JCM	WBA-23	NO	1226-4-K-308AA		5.0	Williams	WMS550	20L 5C	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.01	300
MD	0.05	10022	1	14	2	Money to Burn	W1093854	5040109	4	13	JCM	WBA-23	NO	V130-4-K-263		5.0	Williams	WMS550	9L 5C	Video	Up Rigth	Juego simple	Negro	35,555	Token $1	0.01	300
MD	0.05	10023	1	14	8	Winning Bid	W1046043	5040110	4	3	JCM	WBA-23	NO	I118-4-K-308BJ		5.0	Williams	WMS550	9L 5c	Video	Up Rigth	Juego simple	Negro	50,000	Token $1	0.01	300
MD	0.05	10024	1	14	9	Money Groove	W1094415	5040111	4	4	JCM	WBA-23	NO	V139-X-M-243		5.0	Williams	WMS550	9L 5c	Video	Up Rigth	Juego simple	Negro	25,000	Token $1	0.01	300
0.05	0.05	2042	1	15	4	Queen of the Nile	DX18572V	5040116	3	6	JCM	WBA-23	NO	AHG1526		5.0	Aristocrat	MKV	20L 10c	Video	Up Rigth	Juego simple	Negro	30,000	Token $1	0.05	400
0.05	0.05	2039	1	15	1	Dolphin Treasure	DX17283V	5040117	3	1	JCM	WBA-23	NO	FHG407699		5.0	Aristocrat	MKV	20L 10c	Video	Up Rigth	Juego simple	Negro	30,000	Token $1	0.05	400
0.05	0.05	2047	1	15	9	Dolphin Treasure	DX17248V	5040118	3	23	JCM	WBA-23	NO	FHG407699		5.0	Aristocrat	MKV	20L 10c	Video	Up Rigth	Juego simple	Negro	30,000	Token $1	0.05	400
0.05	0.05	2044	1	15	6	Queen of the Nile	DX18602V	5040119	3	17	JCM	WBA-23	NO	AHG1526		5.0	Aristocrat	MKV	20L 10c	Video	Up Rigth	Juego simple	Negro	30,000	Token $1	0.05	400
0.05	0.05	2046	1	15	8	Queen of the Nile	DX18588V	5040120	3	19	JCM	WBA-23	NO	AHG1526		5.0	Aristocrat	MKV	20L 10c	Video	Up Rigth	Juego simple	Negro	30,000	Token $1	0.05	400
0.05	0.05	2040	1	15	2	Queen of the Nile	DX15553V	5040121	3	2	JCM	WBA-23	NO	GHG409001		5.0	Aristocrat	MKV	20L 10c	Video	Up Rigth	Juego simple	Negro	30,000	Token $1	0.05	400
0.05	0.05	2048	1	15	10	Queen of the Nile	DX17340V	5040122	3	24	JCM	WBA-23	NO	GHG409001		5.0	Aristocrat	MKV	20L 10c	Video	Up Rigth	Juego simple	Negro	30,000	Token $1	0.05	400
0.05	0.05	2045	1	15	7	Dolphin Treasure	DX17272V	5040123	3	18	JCM	WBA-23	NO	FHG407699		5.0	Aristocrat	MKV	20L 10c	Video	Up Rigth	Juego simple	Negro	30,000	Token $1	0.05	400
0.05	0.05	2043	1	15	5	Dolphin Treasure	DX17253V	5040124	3	16	JCM	WBA-23	NO	FHG407699		5.0	Aristocrat	MKV	20L 10c	Video	Up Rigth	Juego simple	Negro	30,000	Token $1	0.05	400
0.05	0.05	2041	1	15	3	Dolphin Treasure	DX18592V	5040125	3	3	JCM	WBA-23	NO	FHG407699		5.0	Aristocrat	MKV	20L 10c	Video	Up Rigth	Juego simple	Negro	30,000	Token $1	0.05	400
MD	0.25	MD9	2	23	9	PLATINUM ROULETTE	8020-9	5040126	5	9	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD10	2	23	10	PLATINUM ROULETTE	8020-10	5040127	5	10	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD11	2	23	11	PLATINUM ROULETTE	8020-11	5040128	5	11	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD12	2	23	12	PLATINUM ROULETTE	8020-12	5040129	5	12	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD13	2	23	13	PLATINUM ROULETTE	8020-13	5040130	5	13	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD14	2	23	14	PLATINUM ROULETTE	8020-14	5040131	5	14	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD15	2	23	15	PLATINUM ROULETTE	8020-15	5040132	5	15	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	1/0/1900	0.01	0
MD	0.25	MD1	2	23	1	PLATINUM ROULETTE	8020-1	5040133	5	1	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD2	2	23	2	PLATINUM ROULETTE	8020-2	5040134	5	2	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD3	2	23	3	PLATINUM ROULETTE	8020-3	5040135	5	3	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD4	2	23	4	PLATINUM ROULETTE	8020-4	5040136	5	4	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD5	2	23	5	PLATINUM ROULETTE	8020-5	5040137	5	5	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD6	2	23	6	PLATINUM ROULETTE	8020-6	5040138	5	6	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD7	2	23	7	PLATINUM ROULETTE	8020-7	5040139	5	7	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.25	MD8	2	23	8	PLATINUM ROULETTE	8020-8	5040140	5	8	JCM	UBA-10	NO	1.150.2.2.AR	No tienen	5.2	Sielcon	Milenium	Ruleta	Video	Ruleta	Juego simple	Negro	4,830	Bill/Ticket	0.01	0
MD	0.05	10025	1	16	8	Reel Em ’In	W1056507	5040141	2	1	JCM	WBA23	NO	V123-X-0-301		5.0	Williams	WMS 550	9L 10c	Video	Round Top	Juego simple	Negro	200,000	Token $1	0.01	300
MD	0.05	10026	1	16	7	Reel Em ’In	W1058187	5040142	2	2	JCM	WBA23	NO	V123-X-0-303		5.0	Williams	WMS 550	9L 10c	Video	Round Top	Juego simple	Negro	200,000	Token $1	0.01	300

Total		75												Total Par Sheets	41

						Ultimo Nro de UID otorgado	5040142							Porcentaje del total	55

Den	Base	Slot	A	R	L	Game Description	# Serie	# UID	CAD	MID	PB%	Hold%	Alta Sist	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5	Sello 1	Sello2
0.10	0.10	1001	1	16	1	Gold Mountain	318293	5040005	2	25	87.422	12.58	01/07/2006												1697
0.25	0.25	3015	1	16	6	Red White & Blue	282508	5040027	2	17	90.187	9.81	01/07/2006												1701
MD	0.05	10000	1	14	3	Money to Burn	W1094839	5040028	4	17	92.000	8.00	01/07/2006		92.00	92.00	92.00								1757	1758
MD	0.05	10002	1	14	5	Off the Charts	W1094855	5040029	4	15	92.000	8.00	01/07/2006		92.00	92.00	92.00								1761	1762
MD	0.05	10003	1	14	7	Off the Charts	W1093845	5040030	4	8	92.000	8.00	01/07/2006		92.00	92.00	92.00								1765	1766
MD	0.05	10004	1	14	6	Reel m In	W1094886	5040031	4	9	93.000	7.00	01/07/2006		93.00	93.00	93.00								1763	1764
MD	0.05	10001	1	14	4	Jackpot Party	W1094829	5040032	4	16	92.000	8.00	01/07/2006		92.00	92.00	92.00								1759	1760
0.05	0.05	2008	1	17	2	Wild Cougar	15184	5040033	4	2	94.982	5.02	01/07/2006												1752
0.05	0.05	2009	1	17	1	Tropical Delight	12929	5040034	4	1	90.151	9.85	01/07/2006												1751
0.05	0.05	2012	1	13	12	Frequent Flyer	1174166	5040057	3	4	90.010	9.99	01/07/2006												1740
0.05	0.05	2013	1	13	13	Neon Nights	1174170	5040058	3	5	90.010	9.99	01/07/2006												1741
0.05	0.05	2014	1	13	14	Catch a Wave	1174459	5040059	3	15	92.530	7.47	01/07/2006												1742
0.05	0.05	2015	1	13	1	Texas Tea	1174479	5040060	3	20	90.010	9.99	01/07/2006												1743
0.05	0.05	2016	1	13	2	Neon Nights	1174171	5040061	3	21	90.010	9.99	01/07/2006												1744
0.05	0.05	2017	1	13	3	Cleopatra	1174465	5040062	3	22	90.020	9.98	01/07/2006												1745
MD	0.05	10020	1	16	10	Game King	1135713	5040063	2	31	92.066	7.93	01/07/2006	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1694
MD	0.05	10019	1	16	9	Game King	1135712	5040064	2	30	92.066	7.93	01/07/2006	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1693
MD	0.05	10013	2	22	1	Game King	1409983	5040065	2	28	92.066	7.93	01/07/2006	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1691
MD	0.05	10014	2	21	1	Game King	1409985	5040066	2	19	92.066	7.93	01/07/2006	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1709
MD	0.05	10015	2	21	2	Game King	1131287	5040067	2	22	92.066	7.93	01/07/2006	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1710
MD	0.05	10016	2	22	3	Game King	1131279	5040068	2	23	92.066	7.93	01/07/2006	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1695
MD	0.05	10017	2	22	4	Game King	1409986	5040069	2	24	92.066	7.93	01/07/2006	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1696
MD	0.05	10018	2	22	2	Game King	1409984	5040070	2	29	92.066	7.93	01/07/2006	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833			1692
0.05	0.05	2018	1	11	3	State Fair	1174563	5040071	4	26	90.980	9.02	22/02/2008												1690
0.05	0.05	2020	1	11	2	Rich Girl	1174889	5040072	4	10	90.040	9.96	22/02/2008												1711
0.05	0.05	2025	1	16	4	Rich Girl	1174903	5040073	4	20	90.040	9.96	22/02/2008												1702
0.05	0.05	2026	1	16	3	Catch a Wave	1175296	5040074	4	21	92.530	7.47	22/02/2008												1703
0.05	0.05	2019	1	11	4	Catch a Wave	1175301	5040075	4	27	92.530	7.47	22/02/2008												1689
0.05	0.05	2023	1	11	5	Catch a Wave	1175302	5040076	4	5	92.530	7.47	22/02/2008												1722
0.05	0.05	2027	1	16	2	Cleopatra	1175312	5040077	4	22	90.020	9.98	22/02/2008												1704
0.05	0.05	2022	1	11	6	Double Diamond 2000	1175439	5040078	4	6	90.020	9.98	22/02/2008												1721
0.05	0.05	2024	1	16	5	Double Diamond 2000	1175437	5040079	4	19	90.020	9.98	22/02/2008												1750
0.05	0.05	2021	1	11	1	Leopard Spots	1175460	5040080	4	11	92.540	7.46	22/02/2008												1712
0.05	0.05	2028	1	13	8	Double Diamond 2000	1174476	5040097	3	7	92.530	7.47	31/01/2009												1736
0.05	0.05	2029	1	13	9	Catch a Wave	1174461	5040098	3	8	92.530	7.47	31/01/2009												1737
0.05	0.05	2030	1	13	10	Creature from the Black Lagoon	1174453	5040099	3	9	92.540	7.46	31/01/2009												1738
0.05	0.05	2031	1	13	11	Enchanted Unicorn	1174175	5040100	3	10	92.500	7.50	31/01/2009												1739
0.05	0.05	2032	1	13	4	Cleopatra	1174468	5040101	3	11	92.470	7.53	31/01/2009												1746
0.05	0.05	2033	1	13	5	Catch a Wave	1174457	5040102	3	12	92.530	7.47	31/01/2009												1747
0.05	0.05	2034	1	13	6	Tailgate Party	1174181	5040103	3	13	92.520	7.48	31/01/2009												1748
0.05	0.05	2035	1	13	7	Enchanted Unicorn	1174179	5040104	3	14	92.500	7.50	31/01/2009												1749
0.05	0.05	2037	1	12	2	My Rich Uncle	1115287	5040105	2	14	90.010	9.99	10/07/2009												1707
0.05	0.05	2038	1	12	3	Tailgate Party	1114808	5040106	2	16	90.000	10.00	10/07/2009												1708
0.05	0.05	2036	1	12	1	Catch a Wave	1114766	5040107	2	13	90.020	9.98	10/07/2009												1706
MD	0.05	10021	1	14	1	X Mark the Spot	W1094431	5040108	4	12	90.660	9.34	10/07/2009		90.00	90.00	92.00								1753	1754
MD	0.05	10022	1	14	2	Money to Burn	W1093854	5040109	4	13	92.000	8.00	10/07/2009		92.00	92.00	92.00								1755	1756
MD	0.05	10023	1	14	8	Winning Bid	W1046043	5040110	4	3	90.660	9.34	08/07/2009		90.00	90.00	92.00								1767	1768
MD	0.05	10024	1	14	9	Money Groove	W1094415	5040111	4	4	90.660	9.34	08/07/2009		90.00	90.00	92.00								1769	1770
0.05	0.05	2042	1	15	4	Queen of the Nile	DX18572V	5040116	3	6	90.511	9.49	18/12/2009
0.05	0.05	2039	1	15	1	Dolphin Treasure	DX17283V	5040117	3	1	87.928	12.07	18/12/2009
0.05	0.05	2047	1	15	9	Dolphin Treasure	DX17248V	5040118	3	23	87.928	12.07	18/12/2009
0.05	0.05	2044	1	15	6	Queen of the Nile	DX18602V	5040119	3	17	90.511	9.49	18/12/2009
0.05	0.05	2046	1	15	8	Queen of the Nile	DX18588V	5040120	3	19	90.511	9.49	18/12/2009
0.05	0.05	2040	1	15	2	Queen of the Nile	DX15553V	5040121	3	2	90.511	9.49	18/12/2009
0.05	0.05	2048	1	15	10	Queen of the Nile	DX17340V	5040122	3	24	90.511	9.49	18/12/2009
0.05	0.05	2045	1	15	7	Dolphin Treasure	DX17272V	5040123	3	18	87.928	12.07	18/12/2009
0.05	0.05	2043	1	15	5	Dolphin Treasure	DX17253V	5040124	3	16	87.928	12.07	18/12/2009
0.05	0.05	2041	1	15	3	Dolphin Treasure	DX18592V	5040125	3	3	87.928	12.07	18/12/2009
MD	0.25	MD9	2	23	9	PLATINUM ROULETTE	8020-9	5040126	5	9	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD10	2	23	10	PLATINUM ROULETTE	8020-10	5040127	5	10	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD11	2	23	11	PLATINUM ROULETTE	8020-11	5040128	5	11	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD12	2	23	12	PLATINUM ROULETTE	8020-12	5040129	5	12	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD13	2	23	13	PLATINUM ROULETTE	8020-13	5040130	5	13	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD14	2	23	14	PLATINUM ROULETTE	8020-14	5040131	5	14	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD15	2	23	15	PLATINUM ROULETTE	8020-15	5040132	5	15	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD1	2	23	1	PLATINUM ROULETTE	8020-1	5040133	5	1	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD2	2	23	2	PLATINUM ROULETTE	8020-2	5040134	5	2	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD3	2	23	3	PLATINUM ROULETTE	8020-3	5040135	5	3	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD4	2	23	4	PLATINUM ROULETTE	8020-4	5040136	5	4	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD5	2	23	5	PLATINUM ROULETTE	8020-5	5040137	5	5	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD6	2	23	6	PLATINUM ROULETTE	8020-6	5040138	5	6	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD7	2	23	7	PLATINUM ROULETTE	8020-7	5040139	5	7	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.25	MD8	2	23	8	PLATINUM ROULETTE	8020-8	5040140	5	8	97.300	2.70	01/03/2010				97.300	97.300	97.300
MD	0.05	10025	1	16	8	Reel Em ’In	W1056507	5040141	2	1	90.666	9.33	3/22/2010		90.00	90.00	92.00
MD	0.05	10026	1	16	7	Reel Em ’In	W1058187	5040142	2	2	90.666	9.33	3/22/2010		90.00	90.00	92.00

Total		75										7.72

						Ultimo Nro de UID otorgado	5040142

Casino Magic S.A
Annex 6.01 (xix)
Slots Machines – Cavihaue

Den	Base	Slot	A	R	L	Game Description	# Serie	# UID	CAD	MID	BillAcep	Mod BA	Progr	Eprom	Parsheet	SAS	Fab	Model	Type	Arq	Cabinet	Tipo de Juego	Color	Top Award	Type Coin	Trans	Hopper
MD	0.25	RM 01	1	15	1	RULETA MILENIUM II	8092	5010023	4	1	JCM	UBA-12	NO	AR2,18G	No tiene	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego Simple	Negro	4,830	Billete	0.01	0
MD	0.25	RM 02	1	15	2	RULETA MILENIUM II	8092	5010024	4	2	JCM	UBA-12	NO	AR2,18G	No tiene	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego Simple	Negro	4,830	Billete	0.01	0
MD	0.25	RM 03	1	15	3	RULETA MILENIUM II	8092	5010025	4	3	JCM	UBA-12	NO	AR2,18G	No tiene	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego Simple	Negro	4,830	Billete	0.01	0
MD	0.25	RM 04	1	15	4	RULETA MILENIUM II	8092	5010026	4	4	JCM	UBA-12	NO	AR2,18G	No tiene	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego Simple	Negro	4,830	Billete	0.01	0
MD	0.25	RM 05	1	15	5	RULETA MILENIUM II	8092	5010027	4	5	JCM	UBA-12	NO	AR2,18G	No tiene	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego Simple	Negro	4,830	Billete	0.01	0
MD	0.25	RM 06	1	15	6	RULETA MILENIUM II	8092	5010028	4	6	JCM	UBA-12	NO	AR2,18G	No tiene	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego Simple	Negro	4,830	Billete	0.01	0
MD	0.25	RM 07	1	15	7	RULETA MILENIUM II	8092	5010029	4	7	JCM	UBA-12	NO	AR2,18G	No tiene	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego Simple	Negro	4,830	Billete	0.01	0
MD	0.25	RM 08	1	15	8	RULETA MILENIUM II	8092	5010030	4	8	JCM	UBA-12	NO	AR2,18G	No tiene	5.0	Sielcon	Millenium	Ruleta	Video	Ruleta	Juego Simple	Negro	4,830	Billete	0.01	0
MD	0.05	10006	1	16	11	Game King	1410001	5010032	3	13	JCM	WBA-22	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	100,000	Token 25c	0.01	250
MD	0.05	10007	1	16	10	Game King	1419998	5010033	3	16	JCM	WBA-22	NO	G0002214		5.0	IGT	Game King	Video Poker	Video	Up Right	Multijuego	Negro	100,000	Token 25c	0.01	250
0.05	0.05	2000	1	12	7	Wild Star	360227	5010036	3	24	JCM	WBA-23	NO	SS3655	SI	2.83	IGT	S+	2CMRS	Reels	Up Right	Juego Simple	Beige	5,000	Token 25c	0.05	250
0.25	0.25	3004	1	17	1	Double Jackpot	347586	5010038	3	22	JCM	WBA-23	NO	SS4271	SI	2.83	IGT	S+	2CMRS	Reels	Up Right	Juego Simple	Beige	1,600	Token 25c	0.25	250
0.25	0.25	3005	1	17	2	Double Diamond	347585	5010039	3	21	JCM	WBA-23	NO	SS4252		2.83	IGT	S+	2CMRS	Reels	Up Right	Juego Simple	Beige	1,600	Token 25c	0.25	250
0.25	0.25	3006	1	17	3	Triple jackpot	360858	5010040	3	20	JCM	WBA-23	NO	SS6261		2.83	IGT	S+	2CMRS	Reels	Up Right	Juego Simple	Beige	2,000	Token 25c	0.25	250
0.05	0.05	2003	1	12	8	Five Times Pay	347453	5010042	3	17	JCM	WBA-23	NO	SS6273		5.0	IGT	S+	2CMRS	Reels	Up Right	Juego Simple	Beige	15,000	Token 25c	0.05	250
0.05	0.05	2004	1	11	4	Tailgate Party	1174878	5010044	2	7	JCM	WBA-22	NO	I0000795	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego Simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2005	1	11	5	Neon Nights	1174533	5010045	2	8	JCM	WBA-22	NO	I0000657		5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego Simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2006	1	13	2	Cleopatra	1175323	5010046	2	9	JCM	WBA-22	NO	I0000647	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego Simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2007	1	13	3	Texas Tea	1175450	5010047	2	10	JCM	WBA-22	NO	I0000530	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego Simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2008	1	13	4	Rich Girl	1174557	5010048	2	13	JCM	WBA-22	NO	I0000661	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego Simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2009	1	13	5	Enchanted Unicorn	1174855	5010049	2	14	JCM	WBA-22	NO	I0000842	SI	5.0	IGT	i-Game+	20L 5c	Video	Up Right	Juego Simple	Negro	200,000	Token 25c	0.05	250
0.05	0.05	2010	1	11	1	Catch a Wave	1175294	5010050	2	15	JCM	WBA-22	NO	I0000455	Cover	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego Simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2011	1	11	2	Texas Tea	1175446	5010051	2	16	JCM	WBA-22	NO	I0000530	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego Simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2013	1	11	3	My Rich Uncle	1174553	5010052	2	18	JCM	WBA-22	NO	I0000574	SI	5.0	IGT	i-Game+	9L 5c	Video	Up Right	Juego Simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2012	1	13	1	Leopard Spots	1175889	5010053	2	17	JCM	WBA-22	NO	I0000517	SI	5.0	IGT	i-Game+	15L 5c	Video	Up Right	Juego Simple	Negro	50,000	Token 25c	0.05	250
MD	0.05	10005	1	12	2	Jackpot Party	W1011733	5010054	3	11	JCM	WBA-23	NO	V121-X-M-243		5.0	WILLIAMS	WMS550	9L 5c	Video	Up Right	Juego Simple	Negro	22,500	Token 25c	0.01	250
MD	0.05	10004	1	12	1	Yukon Gold	W1029413	5010055	3	12	JCM	WBA-23	NO	V138-X-M-243		5.0	WILLIAMS	WMS550	9L 5c	Video	Up Right	Juego Simple	Negro	38,885	Token 25c	0.01	250
0.25	0.25	3007	1	17	4	Double Jackpot Hayware	347586	5010057	3	19	JCM	WBA-23	NO	SS4271	SI	2.83	IGT	S+	2CMRS	Reels	Up Right	Juego Simple	Beige	1,600	Token 25c	0.25	250
0.05	0.05	2014	1	14	1	The Munster	1076039	5010058	3	18	JCM	WBA-23	NO	I0000499	SI	5.0	IGT	i-Game+	9L 5c	Video	Round Top	Juego Simple	Negro	25,000	Token 25c	0.05	250
0.05	0.05	2015	1	14	2	Creature from the Black Lagoon	1013624	5010059	3	30	JCM	WBA-23	NO	I0000454	SI	5.0	IGT	i-Game+	9L 5c	Video	Round Top	Juego Simple	Negro	50,000	Token 25c	0.01	250
0.05	0.05	2016	1	14	3	The Frog Prince	1052707	5010060	3	31	JCM	WBA-23	NO	I0000576		5.0	IGT	i-Game+	15L 5c	Video	Round Top	Juego Simple	Negro	50,000	Token 25c	0.05	250
0.05	0.05	2017	1	14	4	Fortune Cookie	1024386	5010061	3	32	JCM	WBA-23	NO	I0000524	SI	5.0	IGT	i-Game+	9L 5c	Video	Round Top	Juego Simple	Negro	50,000	Token 25c	0.05	250
0.25	0.25	3008	1	12	3	Blazing 7's	S010610224	5010062	3	9	JCM	WBA-23	SI	SMI5962		3.2	Bally	S6000	3CBRS	Reels	Up Right	Juego Simple	Negro	1,000	Token 25c	0.25	250
0.25	0.25	3009	1	12	4	Blazing 7's	S010811307	5010063	3	10	JCM	WBA-23	SI	SMI5962		3.2	Bally	S6000	3CBRS	Reels	Up Right	Juego Simple	Negro	1,000	Token 25c	0.25	250
0.25	0.25	3011	1	12	5	Blazing 7's	S010811305	5010064	3	14	JCM	WBA-23	SI	SMI5962		3.2	Bally	S6000	3CBRS	Reels	Up Right	Juego Simple	Negro	1,000	Token 25c	0.25	250
0.25	0.25	3010	1	12	6	Blazing 7's	S040444872	5010065	3	15	JCM	WBA-23	SI	SMI5962		3.2	Bally	S6000	3CBRS	Reels	Up Right	Juego Simple	Negro	1,000	Token 25c	0.25	250

Total		36										Total Par Sheets			33

				Ultimo Nro de UID otorgado			5010065					Porcentaje del total			64

Den	Base	Slot	A	R	L	Game Description	# Serie	# UID	CAD	MID	PB %	%Prog	Hold%	Alta Sist	PB 2c	PB 5c	PB 10c	PB 25c	PB 50c	PB $1	Game 1	Game 2	Game 3	Game 4	Game 5	Sello
MD	0.25	RM 01	1	15	1	RULETA MILENIUM II	8092	5010023	4	1	95.000		5.00	01/07/2006			95.000	95.000	95.000							1350
MD	0.25	RM 02	1	15	2	RULETA MILENIUM II	8092	5010024	4	2	95.000		5.00	01/07/2006			95.000	95.000	95.000							1349
MD	0.25	RM 03	1	15	3	RULETA MILENIUM II	8092	5010025	4	3	95.000		5.00	01/07/2006			95.000	95.000	95.000							1348
MD	0.25	RM 04	1	15	4	RULETA MILENIUM II	8092	5010026	4	4	95.000		5.00	01/07/2006			95.000	95.000	95.000							1347
MD	0.25	RM 05	1	15	5	RULETA MILENIUM II	8092	5010027	4	5	95.000		5.00	01/07/2006			95.000	95.000	95.000							1346
MD	0.25	RM 06	1	15	6	RULETA MILENIUM II	8092	5010028	4	6	95.000		5.00	01/07/2006			95.000	95.000	95.000							1345
MD	0.25	RM 07	1	15	7	RULETA MILENIUM II	8092	5010029	4	7	95.000		5.00	01/07/2006			95.000	95.000	95.000							1344
MD	0.25	RM 08	1	15	8	RULETA MILENIUM II	8092	5010030	4	8	95.000		5.00	01/07/2006			95.000	95.000	95.000							1343
MD	0.05	10006	1	16	11	Game King	1410001	5010032	3	13	92.066		7.93	01/04/2008	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833
MD	0.05	10007	1	16	10	Game King	1419998	5010033	3	16	92.066		7.93	01/04/2008	94.800	94.700	93.800	90.843	90.833	90.826	91.106	90.850	90.833
0.05	0.05	2000	1	12	7	Wild Star	360227	5010036	3	24	92.570		7.43	01/04/2008												1358
0.25	0.25	3004	1	17	1	Double Jackpot	347586	5010038	3	22	92.470		7.53	01/04/2008												1375
0.25	0.25	3005	1	17	2	Double Diamond	347585	5010039	3	21	95.012		4.99	01/04/2008												1376
0.25	0.25	3006	1	17	3	Triple jackpot	360858	5010040	3	20	92.571		7.43	01/04/2008												1377
0.05	0.05	2003	1	12	8	Five Times Pay	347453	5010042	3	17	92.513		7.49	01/04/2008												1357
0.05	0.05	2004	1	11	4	Tailgate Party	1174878	5010044	2	7	90.000		10.00	01/04/2008												1360
0.05	0.05	2005	1	11	5	Neon Nights	1174533	5010045	2	8	90.010		9.99	01/04/2008												1359
0.05	0.05	2006	1	13	2	Cleopatra	1175323	5010046	2	9	90.020		9.98	01/04/2008												1367
0.05	0.05	2007	1	13	3	Texas Tea	1175450	5010047	2	10	90.010		9.99	01/04/2008												1366
0.05	0.05	2008	1	13	4	Rich Girl	1174557	5010048	2	13	90.040		9.96	01/04/2008												1365
0.05	0.05	2009	1	13	5	Enchanted Unicorn	1174855	5010049	2	14	90.030		9.97	01/04/2008												1364
0.05	0.05	2010	1	11	1	Catch a Wave	1175294	5010050	2	15	90.020		9.98	01/04/2008												1363
0.05	0.05	2011	1	11	2	Texas Tea	1175446	5010051	2	16	90.010		9.99	01/04/2008												1362
0.05	0.05	2013	1	11	3	My Rich Uncle	1174553	5010052	2	18	90.010		9.99	01/04/2008												1361
0.05	0.05	2012	1	13	1	Leopard Spots	1175889	5010053	2	17	90.030		9.97	01/04/2008												1368
MD	0.05	10005	1	12	2	Jackpot Party	W1011733	5010054	3	11	92.000		8.00	01/04/2008		92.000	92.000	92.000								1355
MD	0.05	10004	1	12	1	Yukon Gold	W1029413	5010055	3	12	92.000		8.00	01/04/2008		92.000	92.000	92.000								1356
0.25	0.25	3007	1	17	4	Double Jackpot Hayware	347586	5010057	3	19	92.470		7.53	22/07/2008												1378
0.05	0.05	2014	1	14	1	The Munster	1076039	5010058	3	18	90.010		9.99	31/07/2009												1371
0.05	0.05	2015	1	14	2	Creature from the Black Lagoon	1013624	5010059	3	30	90.030		9.97	31/07/2009												1370
0.05	0.05	2016	1	14	3	The Frog Prince	1052707	5010060	3	31	90.030		9.97	31/07/2009												1369
0.05	0.05	2017	1	14	4	Fortune Cookie	1024386	5010061	3	32	90.030		9.97	31/07/2009												1372
0.25	0.25	3008	1	12	3	Blazing 7's	S010610224	5010062	3	9	92.000	0.750	7.25	31/07/2009												1354
0.25	0.25	3009	1	12	4	Blazing 7's	S010811307	5010063	3	10	92.000	0.750	7.25	31/07/2009												1353
0.25	0.25	3011	1	12	5	Blazing 7's	S010811305	5010064	3	14	92.000	0.750	7.25	31/07/2009												1352
0.25	0.25	3010	1	12	6	Blazing 7’s	S040444872	5010065	3	15	92.000	0.750	7.25	31/07/2009												1351

													7.86